UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Nexvet Biopharma

public limited company

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NEXVET BIOPHARMA PLC

PROPOSED ACQUISITION – YOUR VOTE IS VERY IMPORTANT

Recommended Acquisition for Cash by

ZOETIS BELGIUM S.A.

A WHOLLY-OWNED INDIRECT SUBSIDIARY OF

ZOETIS INC.

of

NEXVET BIOPHARMA PLC

to be implemented by means of a Scheme of Arrangement

under Chapter 1 of Part 9 of the Companies Act 2014

On April 13, 2017, Nexvet and Zoetis entered into the Transaction Agreement for the recommended Acquisition of Nexvet by Zoetis through Bidco, whereby Bidco will acquire all of the issued and to be issued ordinary share capital of Nexvet for cash by means of a “scheme of arrangement” under Irish Law. Under the terms of the Acquisition, Nexvet Shareholders will be entitled to receive $6.72 in cash per Nexvet Share.

In connection with the Acquisition, Nexvet is calling two meetings to seek approvals from Nexvet Shareholders. The action to be taken by Nexvet Shareholders in respect of the Meetings is set out at pages 19-23.

Accompanying this document are proxy cards for the two meetings, the Scheme Meeting and the EGM, as further described herein. Nexvet Shareholders who hold in street name may, for administrative reasons, receive a second envelope containing the proxy card for the EGM. Instructions for returning proxy cards are set out at pages 10-11. Please complete and return your proxy cards even if you plan to attend and vote in person at the Scheme Meeting and/or the EGM.

Nexvet Shareholders who hold Nexvet Shares in street name should follow the voting instructions received from their brokerage firm, bank, dealer or other similar organization.

Voting Record Time: 5.00 p.m. (ET/New York time) on May 30, 2017.

This document should be read as a whole. The Nexvet Board has unanimously recommended that you vote in favor of the Resolutions. Information required under Section 452 of the Act is contained in Part 3 (Information Required under Section 452 of the Act –Recommended Acquisition for Cash of Nexvet) of this document.

Capitalized words in this document are, unless otherwise noted, defined in Part 9 (Definitions).

Notices convening the Scheme Meeting and the EGM, both of which will be held at the offices of Matheson, 70 Sir John Rogerson’s Quay, Dublin 2, Ireland on July 10, 2017, are set out in parts 10 and 11, respectively. The Scheme Meeting will start at 10:00 a.m. (Irish time). The EGM will start at 10:30 a.m. (Irish time) or, if later, as soon thereafter as the Scheme Meeting, convened for the same date and place, has concluded or been adjourned.

This document is dated June 2, 2017 and is first being mailed to Nexvet Shareholders on or about June 6, 2017.

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF THAT JURISDICTION.

The release, publication or distribution of this document in or into certain jurisdictions may be restricted by the Laws of those jurisdictions. Accordingly, copies of this document and all other documents relating to the Acquisition are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any Restricted Jurisdiction. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities Laws of any such jurisdiction. To the fullest extent permitted by applicable Law, the companies involved in the Acquisition disclaim any responsibility or liability for the violations of any such restrictions by any person.

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt about this offer, you should consult an independent financial adviser who, if you are taking advice in Ireland, is authorized or exempted under the European Communities (Markets in Financial Instruments) Regulations 2007 (S.I. No. 60 of 2007) (as amended) or the Investment Intermediaries Act 1995 (as amended) or, if you are taking advice elsewhere, is an appropriately authorized independent financial adviser.

This document relates to a transaction which, if implemented, will result in the cancellation of the listing of Nexvet Shares on the NASDAQ Stock Market upon completion of the Acquisition.

Statements Required by the Takeover Rules

The Nexvet Directors accept responsibility for the information contained in this document other than information relating to Zoetis, Bidco, the Zoetis Group, the Zoetis Directors, the Bidco Directors and members of their immediate families, related trusts and persons connected with them for which the Zoetis Directors and the Bidco Directors accept responsibility. To the best of the knowledge and belief of the Nexvet Directors (who have taken all reasonable care to ensure that such is the case), the information contained in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

The Zoetis Directors and the Bidco Directors accept responsibility for the information contained in this document relating to Zoetis, Bidco, the Zoetis Group, the Zoetis Directors, the Bidco Directors and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the Zoetis Directors and the Bidco Directors (who have taken all reasonable care to ensure that such is the case), the information contained in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Evercore Partners International LLP, which is authorized and regulated in the United Kingdom by the Financial Conduct Authority, and Evercore Group L.L.C., which is a securities broker-dealer registered with the SEC and subject to regulation by the SEC and FINRA, are acting as financial adviser for Nexvet, including for the purposes of Rule 3 of the Takeover Rules, and no one else in connection with the Acquisition and the other matters referred to in this document, and will not regard any other person as its client in relation to the Acquisition and the other matters referred to in this document and will not be responsible to anyone other than Nexvet for providing the protections afforded to clients of Evercore, nor for providing advice in relation to the Acquisition or the other matters referred to in this document. Neither Evercore nor any of its Subsidiaries, branches or affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Evercore in connection with this document, any statement contained therein or otherwise.

Cowen, which is a securities broker-dealer registered with the SEC and subject to regulation by the SEC and FINRA, is acting as financial adviser for Nexvet and for no one else in connection with the Acquisition and the other matters referred to in this document, and will not be responsible to anyone other than Nexvet for providing the protections afforded to clients of Cowen or for providing advice in relation to the Acquisition and the other matters referred to in this document.

Nexvet’s financial advisers are Evercore and Cowen. DLA Piper, Seattle and Matheson, Dublin are providing legal advice to Nexvet as to U.S. Law and Irish Law, respectively.

Goldman Sachs, which is authorized by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority in the United Kingdom, is acting as financial adviser exclusively for Zoetis and Bidco and no one else in connection with the Acquisition and the other matters referred to in this document, and will not regard any other person as its client in relation to the Acquisition and the other matters referred to in this document and will not be responsible to anyone other than Zoetis and Bidco for providing the protections afforded to clients of Goldman Sachs, nor for providing advice in relation to the Acquisition for the other matters referred to in this document.

Zoetis’ and Bidco’s financial adviser is Goldman Sachs. Morgan, Lewis & Bockius LLP, New York and Arthur Cox, Dublin are providing legal advice to Zoetis and Bidco as to U.S. Law and Irish Law, respectively.

This document is not intended to, and does not, constitute or form any part of any offer or invitation, or the solicitation of an offer, to purchase or otherwise acquire or subscribe for any securities pursuant to the Acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities, in any jurisdiction in contravention of applicable Law.

This document does not constitute a prospectus or a prospectus equivalent document.

General

This document and any other information concerning the Acquisition will not be made available, directly or indirectly, in a jurisdiction where local Laws or regulations may result in a significant risk of civil, regulatory or criminal exposure if information concerning the Acquisition is sent or made available in that jurisdiction, and the Acquisition will not be capable of acceptance from within a Restricted Jurisdiction.

To the fullest extent permitted by applicable Law, Nexvet, Zoetis, and Bidco disclaim any responsibility or liability for the violations of any such restrictions by any Person.

The attention of Nexvet Shareholders, who are resident in, or citizens of, or who have a contractual or legal obligation to forward this document to Persons in Restricted Jurisdictions, is drawn to paragraph 10 in Part 3 (Information Required under Section 452 of the Act –Recommended Acquisition for Cash of Nexvet) of this document.

This document has been prepared for the purposes of complying with Irish Law and the Takeover Rules and U.S. proxy rules and the information disclosed may not be the same as that which would have been disclosed if this document had been prepared in accordance with the Laws and regulations of any jurisdiction outside of Ireland or the United States.

Any response in relation to the Acquisition should be made only on the basis of the information contained in this document or any other document by which the Acquisition is made. Nexvet Shareholders are encouraged to read carefully the formal documentation in relation to the proposed Acquisition.

Zoetis reserves the right, subject to the consent of the Panel, to elect to implement the Acquisition by way of a Takeover Offer as described in Clause 3.7 of the Transaction Agreement. Without limiting Clause 3.7 of the Transaction Agreement, in such event, such offer will be implemented on terms and conditions that are as least as favorable to Nexvet Shareholders (except for an acceptance condition set at 80 per cent of the shares to which such offer relates or such lesser percentage being more than 50 per cent, as Bidco may, with the consent of the Panel (if required), decide) as those which would apply in relation to the Scheme

Pursuant to Rule 30.2(b) of the Takeover Rules, this document will be available to Nexvet Employees on Nexvet’s website, www.nexvet.com, and to Zoetis’ employees on Zoetis’ website www.zoetis.com/news-and-media.

Nexvet will also make a copy of this document and the documents required to be published pursuant to the Takeover Rules by Nexvet available on its website free of charge, subject to certain restrictions relating to Persons in Restricted Jurisdictions by no later than midday (ET/New York time) on June 7, 2017. A copy of this document and the documents required to be published pursuant to the Takeover Rules by Bidco will be made available by Bidco on Zoetis’ website free of charge, subject to certain restrictions relating to persons in Restricted Jurisdictions, by no later than midday (ET/New York time) on June 7, 2017.

Unless expressly provided otherwise, information contained on, or accessible through, any website referred to in this document is not a part of, and is not incorporated into, this document, and any reference to a website in this document is an inactive textual reference only.

No Profit Forecast / Asset Valuation

No statement in this document is intended to constitute a profit forecast for any period, nor should any statements be interpreted to mean that earnings or earnings per share will necessarily be greater or lesser than those for the relevant preceding financial periods for Nexvet, Zoetis or Bidco as appropriate. No statement in this document constitutes an asset valuation.

Rule 8 Dealing Disclosure Requirements

Under the provisions of Rule 8.3 of the Takeover Rules, if any person is, or becomes, “interested” (directly or indirectly) in, 1% or more of any class of “relevant securities” of Nexvet, all “dealings” in any “relevant securities” of Nexvet (including by means of an option in respect of, or a derivative referenced to, any such “relevant securities”) must be publicly disclosed by not later than 3.30 p.m. (Eastern Time) on the “business day” following the date of the relevant transaction. This requirement will continue until the Offer Period ends. If two or more persons co-operate on the basis of any agreement, either express or tacit, either oral or written, to acquire an “interest” in “relevant securities” of Nexvet, they will be deemed to be a single person for the purpose of Rule 8.3 of the Takeover Rules.

Under the provisions of Rule 8.1 of the Takeover Rules, all “dealings” in “relevant securities” of Nexvet by Zoetis or Bidco, or by any party acting in concert with any of them, must also be disclosed by no later than 12 p.m. (Eastern Time) on the “business day” following the date of the relevant transaction.

A disclosure table, giving details of the companies in whose “relevant securities” “dealings” should be disclosed, can be found on the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie.

“Interests in securities” arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an “interest” by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks above are defined in the Takeover Rules, which can also be found on the Irish Takeover Panel’s website www.irishtakeoverpanel.ie.

If you are in any doubt as to whether or not you are required to disclose a “dealing” under Rule 8, please consult the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel on telephone number +353 1 678 9020 or fax number +353 1 678 9289.

Cautionary Statement Regarding Forward-Looking Statements

This document contains forward-looking statements. All statements other than historical facts are forward-looking statements, including statements regarding anticipated future results, or other non-historical facts. They may be identified by the words “will,” “may,” “could,” “would,” “to be,” “might,” “believe,” “anticipate,” “expect,” “plan,” “estimate,” “forecast,” “future,” “positioned,” “potential,” “intend,” “continue,” “remain,” “scheduled,” “outlook,” “set to,” “subject to,” “upcoming,” “target” or similar expressions. These statements are based on current views, expectations, estimates and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. If one or more of these risks or uncertainties materialize, or if underlying views, expectations, estimates or assumptions prove to be incorrect, actual results may differ materially from those contemplated by a forward-looking statement.

Factors that could cause or contribute to such differences include, but are not limited to: uncertainties as to the timing of the Acquisition; uncertainties as to whether Zoetis or Bidco will be able to consummate the Acquisition; uncertainties as to whether Nexvet Shareholders will provide the requisite approvals for the Acquisition on a timely basis, or at all; the possibility that competing offers will be made; the possibility that certain conditions to the consummation of the Acquisition will not be satisfied, including obtaining the requisite approvals of the Scheme; the possibility that Nexvet Shareholders will file lawsuits challenging the Acquisition, including actions seeking to rescind the Scheme or enjoin the consummation of the Acquisition; the ability to meet expectations regarding the accounting and tax treatments of the Acquisition; changes in relevant tax and other Laws or regulations; the integration of Nexvet being more difficult, time-consuming or costly than expected; the diversion of Nexvet, Zoetis or Bidco management time and attention to issues relating to the Acquisition and integration; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the Acquisition; the difficulty retaining certain key employees of Nexvet, Zoetis or Bidco following the Acquisition; the scope, timing and outcome of any ongoing legal proceedings involving Nexvet, Zoetis or Bidco and the impact of any such proceedings on its financial condition, results of operations or cash flows; the possibility that costs, fees, expenses or charges Nexvet, Zoetis or Bidco incur in connection with the Acquisition are greater than expected; the possibility that the Scheme may be terminated in circumstances that require Nexvet to reimburse certain expenses of Zoetis or Bidco; the ability of Nexvet, Zoetis or Bidco to protect intellectual property and preserve intellectual property rights; and changes in the economic and financial conditions of the businesses of Zoetis or Nexvet.

In addition, actual future results and other future circumstances of Nexvet are subject to other risks and uncertainties that relate more broadly to Nexvet’s business, including its future results of operations and financial position; ability to continue as a going concern; its ability to execute its business strategy, including obtaining successful pivotal study results, developing its pipeline of product candidates, completing facilities upgrades, manufacturing its own product candidates, meeting conditions for the receipt of government grants, making timely regulatory submissions, and qualifying for conditional licensure or obtaining product approvals; and those risks and uncertainties discussed in Nexvet’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents on file with the SEC.

Furthermore, actual future results and other future circumstances of Zoetis or Zoetis Bidco are subject to other risks and uncertainties that relate more broadly to Zoetis’ business. A further list and description of risks, uncertainties and other matters can be found in Zoetis’ Annual Report on Form 10-K for the fiscal year ended December 31, 2016, including in the sections thereof captioned “Forward-Looking Statements and Factors That May Affect Future Results” and “Item 1A. Risk Factors,” in Zoetis’ Quarterly Reports on Form 10-Q and in Zoetis’ Current Reports on Form 8-K.

There may be additional risks that Nexvet, Zoetis and Bidco do not presently know or currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date on which they are made. Nexvet, Zoetis and Bidco expressly disclaim any obligation to update or revise any forward-looking statement, except as required by Law.

Rounding

Certain figures included in this document have been subjected to rounding adjustments. Any figures shown for the same category presented in different tables may vary slightly and figures shown as totals in certain tables may not be an arithmetic aggregation of the figures that precede them.

i

ii

SUMMARY TERM SHEET

The following summary highlights information in this document related to the Acquisition and may not contain all the information that is important to Nexvet Shareholders. Accordingly, you should read carefully this entire document, its annexes and the documents referred to in this document. Each item in this summary includes a page reference directing you to a more complete description of the item in this document.

The Companies (Pages 45, 47 and 86)

Nexvet Biopharma

Nexvet (NASDAQ: NVET) is a clinical-stage biopharmaceutical company focused on transforming the therapeutic market for companion animals, such as dogs and cats, by developing and commercializing novel, species-specific biologics. Nexvet’s platform technology, which it refers to as “PETization,” is an algorithmic approach that enables Nexvet to rapidly create monoclonal antibodies (mAbs), a type of biologic that is designed to be recognized as “self” or “native” by an animal’s immune system, a property it refers to as “100% species-specificity.” PETization is designed to build upon the safety and efficacy data from clinically tested human therapies to create new therapies for companion animals, which is intended to reduce clinical risk and development cost.

Nexvet is leveraging diverse global expertise and incentives to build a vertically integrated biopharmaceutical company, which conducts drug discovery in Australia, conducts clinical development in the United States and Europe and conducts manufacturing in Ireland.

Nexvet’s principal executive offices are located at Unit 5, Sragh Technology Park, Rahan Road, Tullamore, Co. Offaly, Ireland.

Zoetis Inc.

Zoetis (NYSE: ZTS) is the leading animal health company, dedicated to supporting its customers and their businesses. Building on more than 60 years of experience in animal health, Zoetis discovers, develops, manufactures and markets veterinary vaccines and medicines, complemented by diagnostic products, genetic tests, biodevices and a range of services. Zoetis serves veterinarians, livestock producers and people who raise and care for farm and companion animals with sales of its products in more than 100 countries. In 2016, Zoetis generated annual revenue of $4.9 billion with approximately 9,000 employees.

Zoetis’ principal executive offices are located at 10 Sylvan Way, Parsippany, New Jersey 07054.

Bidco

Bidco is a limited liability company (société anonyme) incorporated under the Laws of Belgium. A wholly-owned indirect Subsidiary of Zoetis, Bidco is an operating subsidiary of Zoetis and is serving as the acquisition vehicle for the Acquisition.

The Acquisition (Page 24 and 50)

On April 13, 2017, Nexvet and Zoetis announced that they had reached agreement on the terms of a recommended acquisition of Nexvet by Zoetis through Bidco, whereby Bidco will acquire all of the issued and to be issued share capital of Nexvet for cash by means of a “scheme of arrangement” under Irish Law. Upon consummation of the Acquisition, Nexvet would become a wholly-owned Subsidiary of Bidco.

Under the terms of the Acquisition, Nexvet Shareholders will be entitled to receive $6.72 in cash per Nexvet Share, including any Nexvet Shares issued upon exercise of outstanding exercisable or convertible securities, in return for the cancellation of those shares, on the date the Scheme becomes effective. This consideration values the entire issued and to be issued share capital of Nexvet at approximately $85 million and represents:

•	a 66% premium over the closing sale price of $4.05 per Nexvet Share on April 12, 2017 (being the latest date prior to announcement of the Acquisition);

•	a 71% premium over Nexvet’s volume weighted average price per share for the one-month period ended on April 12, 2017; and

•	an 87% premium over Nexvet’s volume weighted average price per share for the three-month period ended on April 12, 2017.

The closing sale price of a Nexvet Share on NASDAQ on June 1, 2017 was $6.65. You are encouraged to obtain current market quotations for Nexvet Shares in connection with voting your Nexvet Shares.

Upon completion of the Acquisition, trading of Nexvet Shares on NASDAQ will be cancelled. As a result of such cancellation, the Nexvet Shares will not be publicly-traded or listed on a securities exchange in the United States or elsewhere and will be deregistered under the Exchange Act.

The Scheme Meeting (Pages 8 and 19-21)

Date, Time and Place. The Scheme Meeting will be held at the offices of Matheson, 70 Sir John Rogerson’s Quay, Dublin 2, Ireland on July 10, 2017, commencing at 10:00 a.m. (Irish time).

Purpose. The purpose of the Scheme Meeting is to allow the High Court to ascertain whether Nexvet Shareholders are in favor of the Scheme. At the Scheme Meeting, you will be asked to consider and vote upon a resolution to approve the Scheme, with or without modification. Nexvet is currently not aware of any other business to come before the Scheme Meeting.

Quorum. Nexvet Shareholders may not take action at the Scheme Meeting unless there is a quorum present. The quorum for the Scheme Meeting shall be one Nexvet Shareholder of record present in person or by proxy at the commencement of the Scheme Meeting.

Vote Required. For the Scheme to be approved at the Scheme Meeting, the Scheme must be approved by a majority in number of Nexvet Shareholders voting at the Scheme Meeting, either in person or by proxy, representing at least 75% in value of Nexvet Shares voted.

In considering its approval of the Scheme, the High Court will consider whether there has been a sufficiently large (in the High Court’s judgment) number of Nexvet Shares included in the vote in favor of the Scheme to fairly represent the opinion of Nexvet Shareholders. As a result, it is important that as many votes as possible are cast at the Scheme Meeting. If you abstain from voting, fail to cast your vote, in person or by proxy, or fail to give voting instructions to your brokerage firm, bank, dealer or other similar organization, it will have no effect on the approval of the Resolutions to be proposed at the Scheme Meeting. The failure to vote will however increase the likelihood of the Scheme being defeated at the Scheme Meeting or rejection by the High Court for lack of a fair representation of Nexvet Shareholder opinion, resulting in the Acquisition not proceeding.

The EGM (Pages 8 and 21)

Date, Time and Place. The EGM will be held at the offices of Matheson, 70 Sir John Rogerson’s Quay, Dublin 2, Ireland on July 10, 2017, commencing at 10:30 a.m. (Irish time) or, if later, immediately after the conclusion or adjournment of the Scheme Meeting.

Purpose. At the EGM, you will be asked to consider and vote upon resolutions (1) to amend the Nexvet Constitution to broaden the objects of Nexvet in order to enable it to implement the Scheme, (2) to approve the

Scheme and to authorize the Nexvet Directors to take such action as they consider necessary or appropriate to carry the Scheme into effect, (3) to approve the cancellation of the Cancellation Shares pursuant to Section 84 of the Act, (4) to authorize the directors of Nexvet to effect the allotment of the New Nexvet Shares and to apply the reserve in the books of Nexvet arising upon the cancellation of the Cancellation Shares in paying up in full at par the New Nexvet Shares, (5) to amend the Nexvet Constitution so that any Nexvet Shares allotted and issued following the EGM will either be subject to the terms of the Scheme or will be immediately acquired by Bidco for the same consideration per Nexvet Share as shall be payable to Nexvet Shareholders by Bidco under the Scheme, (6) to approve the cancellation of the Euro Deferred Shares pursuant to Section 84 of the Act, and (7) to approve a proposal to adjourn the EGM, if necessary, to solicit additional proxies in favor of approval of the EGM Resolutions. Nexvet is currently not aware of any other business to come before the EGM.

Quorum. Nexvet Shareholders may not take action at the EGM unless there is a quorum present. A quorum is present if one or more Nexvet Shareholders is present in person or by proxy holding not less than a majority of the issued and outstanding Nexvet Shares entitled to vote at the EGM.

Vote Required. Resolutions 2, 4, and 7 are being proposed as ordinary resolutions and, to pass, must be approved by a majority of the votes cast on the resolution. Resolutions 1, 3, 5 and 6 are being proposed as special resolutions and, to pass, must be approved by at least 75% of the votes cast on the resolution. If you abstain from voting, fail to cast your vote, in person or by proxy, or fail to give voting instructions to your brokerage firm, bank, dealer or other similar organization, it will have no effect on the approval of the EGM Resolutions.

Voting Record Time (Pages 9 and 19)

Only holders of Nexvet Shares as of 5:00 p.m. (ET/New York time) on May 30, 2017, the Voting Record Time for the Meetings, will be entitled to notice of, and to vote at, the Meetings or any adjournments thereof. At the Voting Record Time, there were 11,916,712 Nexvet Shares outstanding, held by 62 holders of record. Each issued and outstanding Nexvet Share is entitled to one vote on each proposal on which the holder of such Nexvet Share is eligible to vote and any other matter properly coming before the Meetings.

Voting and Proxies (Pages 10-12)

Any Nexvet Shareholder of record entitled to vote at the Meetings may submit a proxy via the Internet, by returning the accompanying proxy cards by mail, or by voting in person at the Meetings. If you intend to submit your proxy via the Internet, you must do so no later than the date and time indicated on the applicable proxy card(s). Even if you plan to attend the Meetings, if you hold Nexvet Shares in your own name as the Nexvet Shareholder of record, please vote your shares by completing, signing, dating and returning the accompanying proxy cards or by using the Internet voting instructions printed on your proxy cards.

If your Nexvet Shares are held in street name, you should instruct your brokerage firm, bank, dealer or other similar organization on how to vote such Nexvet Shares using the instructions provided by your brokerage firm, bank, dealer or other similar organization. If your Nexvet Shares are held in street name, you must obtain a legal proxy from such brokerage firm, bank, dealer or other similar organization in order to vote in person at the Meetings. If you fail to provide your brokerage firm, bank, dealer or other similar organization with instructions on how to vote your Nexvet Shares, your brokerage firm, bank, dealer or other similar organization will not be able to vote such shares at the Meetings.

Revocability of Proxy (Page 13)

For Nexvet Shareholders who hold in street name:

If your shares are held by your brokerage firm, bank, dealer, or other similar organization, you should follow the instructions provided by them.

For Nexvet Shareholders of Record:

If you are the Nexvet Shareholder of record, you may revoke your proxy in any one of three ways:

•	you may submit, in accordance with the instructions set out above, another properly completed proxy card bearing a later date to be received by post or, during normal business hours, by hand, by the Proxy Return Time;

•	you may send a written notice to Nexvet Biopharma plc, Unit 5, Sragh Technology Park, Rahan Road, Tullamore, Co. Offaly, Ireland, Attn: Company Secretary, bearing a date later than that indicated on the proxy card or the date you voted by Internet but prior to the date of the Meetings, stating that the proxy is revoked; or by signing and delivering a subsequently dated proxy card prior to the Proxy Return Time in accordance with the instructions on the proxy card. Your notice must be received by Nexvet no later than one hour before the relevant Meeting(s) on July 10, 2017 (or any adjourned Meeting(s)) where served by hand or post or 48 hours before the relevant Meeting(s) on July 10, 2017 (or any adjourned Meeting(s)) where sent electronically; or

•	you may attend the Meetings and vote in person.

Your last vote, prior to or at the Meetings, is the vote that will be counted.

The Court Hearing (Page 9)

In addition to the approval of the Scheme by Nexvet Shareholders at the Scheme Meeting, in order for the Scheme to become effective, the sanction of the Scheme by the High Court at a hearing is required. This hearing is referred to as the Court Hearing. Subject to the approval of the Resolutions (with the exception of Resolution 6 at the EGM) proposed at the Meetings and the prior satisfaction of the Conditions, the Court Hearing is expected to be held during the second half of 2017.

Recommendation from the Nexvet Board of and Reasons for the Scheme (Pages 24-30)

The Nexvet Board unanimously recommends that all Nexvet Shareholders vote in favor of the Acquisition, the Scheme and all the Resolutions to be proposed at both the Scheme Meeting and the EGM. The Nexvet Directors who are Nexvet Shareholders intend to so vote their own beneficial holdings of Nexvet Shares, which represented approximately 4.6% of Nexvet Shares as of the Voting Record Time.

For the factors considered by the Nexvet Board in reaching its recommendation, see “Background to and Reasons for Recommending the Acquisition” in Part 1 (Letter of Recommendation from the Nexvet Board) beginning on page 24 of this document.

Irrevocable Undertakings from Members of the Nexvet Board and Certain Shareholders (Page 43)

Zoetis and Bidco have received irrevocable undertakings from all members of the Nexvet Board that they will vote in favor of the Proposals and Resolutions at the Meetings in their capacity as shareholders in respect of their entire beneficial holdings of Nexvet Shares. In the aggregate, this amounts to 543,813 Nexvet Shares, representing approximately 4.6% of the issued and outstanding ordinary share capital of Nexvet on May 30, 2017.

In addition, Zoetis and Bidco have received irrevocable undertakings from Farallon Capital Management, L.L.C. (acting through related companies), Adage Capital Partners GP, L.L.C. and Broadfin Capital, LLC that they will vote in favor of the Proposals and Resolutions at the Meetings in respect of their entire beneficial holdings of Nexvet Shares. In the aggregate, this amounts to 4,570,896 Nexvet Shares, representing approximately 38.4% of the issued and outstanding ordinary share capital of Nexvet on May 30, 2017.

Opinion of Nexvet’s Financial Adviser (Pages 60-67)

On April 12, 2017, Evercore made a presentation of its advice to the Nexvet Board regarding the financial terms of the Acquisition, including a confirmation that it considered such financial terms to be fair and reasonable, having taken into account the commercial assessments of the Nexvet Directors. Later that day, Evercore issued a written opinion to the Nexvet Board stating that, as of April 12, 2017, and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of the review undertaken by Evercore as set forth therein, the $6.72 in cash per Nexvet Share to be received by Nexvet Shareholders pursuant to the Scheme was fair, from a financial point of view, to such Nexvet Shareholders.

The full text of Evercore’s written opinion to the Nexvet Board, dated April 12, 2017, is attached as Annex C to this document and is incorporated by reference in this document in its entirety. Nexvet Shareholders should read the opinion in its entirety for a discussion of the assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of the review undertaken by Evercore in rendering its opinion. Evercore’s opinion was addressed to, and was provided for the information of, the Nexvet Board, in its capacity as such, and addressed only the fairness, from a financial point of view, of the Consideration to be received by Nexvet Shareholders pursuant to the Scheme as of the date of the opinion, and did not address any other aspects or implications of the Acquisition.

Appraisal Rights (Page 110)

If Nexvet Shareholders approve the Scheme at the Scheme Meeting and the High Court sanctions the Scheme, then, subject to the Scheme becoming effective in accordance with its terms, the Scheme will be binding on all Nexvet Shareholders, including those Nexvet Shareholders who did not vote or who voted against it at the Scheme Meeting. If Nexvet Shareholders approve the Scheme and the High Court sanctions the Scheme, no Nexvet Shareholder will have “dissenters” or “appraisal” rights under Irish Law or otherwise have any right to seek a court appraisal of the value of Nexvet Shares. If the Scheme becomes effective, all Nexvet Shareholders will receive the Consideration per Nexvet Share.

Exchange of Share Certificates (Page 44)

If the Acquisition proceeds, any share certificates in respect of the Nexvet Shares will cease to be of value and should (at the request of Nexvet) be delivered to Nexvet, or any person appointed by Nexvet, for cancellation or destruction following the Effective Date. It is intended that Nexvet will be re-registered as a private limited company in due course following the Effective Date.

Conditions to the Scheme and the Acquisition (Pages 51 and 79-85)

The implementation of the Scheme and the Acquisition is conditional, among other things, upon:

•	the Scheme becoming effective and unconditional by not later than (i) October 13, 2017, or by January 13, 2018 if a date has not been set for the High Court hearing to approve the Scheme by July 30, 2017, (ii) such earlier date as may be specified by the Panel, or (iii) such later date as Zoetis and Nexvet may agree (with the consent of the Panel, if required), and as the High Court may allow;

•	the approval of the Scheme by a majority in number of Nexvet Shareholders present and voting (either in person or by proxy) at the Scheme Meeting, representing at least 75% in value of the Nexvet Shares held by such holders (as of the Voting Record Time) at the Scheme Meeting on or before the End Date;

•	the requisite majority of Nexvet Shareholders approving the EGM Resolutions (with the exception of Resolution 6);

•	the sanction by the High Court of the Scheme (the “Court Order”) and the confirmation by the High Court of the reduction of capital necessary to implement the Scheme on or before the End Date, and the registration of the Court Order and the minute related to the reduction of capital with the Registrar of Companies in Dublin, Ireland, on or before the End Date; and

•	the other conditions set forth in Part 5 (Conditions and Further Terms of the Acquisition and the Scheme) of this document being satisfied or (where permissible) waived on or before the sanction of the Scheme by the High Court.

Non-Solicitation (Page 40-41)

Except in limited circumstances, the Nexvet Directors have agreed not to withdraw or adversely modify their recommendation to Nexvet Shareholders regarding the Scheme.

In addition, the Transaction Agreement provides that Nexvet will not, among other things, directly or indirectly:

•	solicit, initiate, facilitate or encourage any inquiry with respect to, or the making or submission of, any Nexvet Alternative Proposal or any proposal which would reasonably be expected to lead to a Nexvet Alternative Proposal;

•	participate in any discussions or negotiations regarding a Nexvet Alternative Proposal with, or furnish any non-public information regarding Nexvet to, any person that has made or known to be considering making a Nexvet Alternative Proposal; or

•	expressly waive, terminate, amend or modify any provision of any “standstill” or similar obligation of any person with respect to Nexvet or its Subsidiaries subject to certain exceptions.

Termination of the Transaction Agreement (Page 39)

The Transaction Agreement contains certain termination rights for the parties, including, among other things, (1) if the requisite Nexvet Shareholder approvals are not obtained, (2) if the Acquisition is not consummated by the End Date, (3) if the High Court declines to sanction the Scheme (unless Zoetis requests that Nexvet appeal the decision), (4) if any injunction is entered permanently restraining, enjoining or otherwise prohibiting the consummation of the Acquisition and such injunction shall have become final and non-appealable, (5) if the other party breached or failed to perform in any material respect any of its covenants or other agreements contained in the Transaction Agreement or any of its warranties set out in the Transaction Agreement having been inaccurate in certain circumstances, (6) by Zoetis if a Nexvet Change of Recommendation occurs or the Nexvet Board or any committee thereof withdraws (or modifies in any manner adverse to Zoetis) or proposes publicly to withdraw (or modify in any manner adverse to Zoetis) the Scheme Recommendation, (7) by Nexvet upon written notice at any time following delivery of a Final Recommendation Change Notice, or (8) by mutual written consent of Zoetis and Nexvet.

Expenses Reimbursement Agreement (Pages 32-34)

Under the Expenses Reimbursement Agreement, Nexvet has agreed to pay to Zoetis in certain circumstances an amount equal to all documented, specific quantifiable third party costs and expenses incurred by Zoetis and/or Bidco, or on its behalf, for the purposes of, in preparation for, or in connection with the Acquisition, including exploratory work carried out in contemplation of and in connection with the Acquisition, legal, financial, accounting and commercial due diligence, arranging finance and engaging advisers to assist in the process. The gross amount payable to Zoetis pursuant to the Expenses Reimbursement Agreement may not, in any event, exceed 1% of the total value of the issued and to be issued share capital of Nexvet that is the subject of the Acquisition.

The Nexvet Directors and Executive Officers and the Effect of the Scheme on their Interests (Page 55-58)

Nexvet’s Directors and executive officers have economic interests in the Acquisition that are different from, or in addition to, those of Nexvet Shareholders generally. These interests may create potential conflicts of interest. The

Nexvet Board was aware of these interests, which include those summarized below, and considered them, among other matters, in approving the Acquisition and the Scheme.

•	Severance arrangements covering Nexvet executive officers;

•	Acceleration of all unvested Nexvet RSUs held by Nexvet Directors and executive officers; and

•	Indemnification of Nexvet Directors and executive officers by Zoetis following the Acquisition.

Nexvet Convertible Securities (Page 43)

Each Nexvet Option and Nexvet RSU whether vested or unvested, that is outstanding and unexercised as of immediately prior to the Effective Time will, at the Effective Time, automatically (and without any action on the part of any holder thereof) be cancelled and terminated. At the Effective Time, Nexvet Options and Nexvet RSUs will no longer be exercisable or convertible into Nexvet Shares. If the exercise or conversion price per Nexvet Share of any Nexvet Option or Nexvet RSU is less than $6.72, it shall be converted into the right of the holder to receive the difference between $6.72 and such exercise or conversion price. If the exercise or conversion price per Nexvet Share of any Nexvet Option or Nexvet RSU equals or exceeds $6.72, it shall be cancelled as of the Effective Time without the payment of any amount or other consideration. The Nexvet Warrants will remain in existence (subject to their terms) following the Effective Time, but the proposed new Article 193 of Nexvet’s articles of association will result in any share in the capital of Nexvet issued upon exercise of Nexvet Warrants following the Scheme Record Time being immediately acquired by Bidco from the holder of the Nexvet Warrant for the Consideration.

Effective Time of the Scheme (Page 50)

Assuming the necessary approvals from Nexvet Shareholders have been obtained and all Conditions have been satisfied or (where applicable) waived, the Scheme will become effective upon the registration of the Court Order and the minute related to the reduction of capital with the Registrar of Companies in Dublin, Ireland, which is expected to occur in the second half of this calendar year.

Irish Taxation (Pages 105-106)

Nexvet Shareholders that are not resident or ordinarily resident in Ireland for Irish tax purposes and do not hold their shares in connection with a trade or business carried on by such shareholders through an Irish branch or agency will not be within the charge to Irish CGT on the disposal of their Nexvet Shares pursuant to the Scheme.

Irish Holders that realize a loss on the disposition of Nexvet Shares will generally be entitled to offset such capital losses against chargeable gains realized from other sources in determining their liability to Irish CGT. Capital losses which remain unrelieved in a year may generally be carried forward and applied against any chargeable gains realized in future years.

No Irish stamp duty will be payable by a holder of Nexvet Shares in relation to the cancellation of Nexvet Shares for cash.

Nexvet Shareholders are advised to consult their own tax advisers with respect to the application of Irish taxation Laws to their particular circumstances in relation to the Scheme.

U.S. Federal Income Tax Consequences (Pages 106-110)

The Scheme will be a taxable event for U.S. federal income tax purposes, and in general each U.S. Shareholder will recognize gain or loss with respect to its Nexvet Shares, measured by the difference between the amount of Consideration paid to such U.S. Shareholder and such U.S. Shareholder’s adjusted tax basis in its Nexvet Shares. Nexvet Shareholders are advised to consult their own tax advisers with respect to the application of U.S. federal, state, local and other Laws to their particular circumstances in relation to the Scheme.

QUESTIONS AND ANSWERS ABOUT THE ACQUISITION, THE SCHEME OF

ARRANGEMENT, THE SCHEME MEETING, THE EGM AND THE COURT HEARING

The following questions and answers are provided for your convenience, and briefly address some commonly asked questions about the Acquisition, the Scheme of Arrangement, the Scheme Meeting, the EGM, and the Court Hearing. These questions and answers may not address all questions that may be important to you as a Nexvet Shareholder. Accordingly, you should still read carefully this entire document, its annexes and the documents referred to in this document.

Q1:	What is the proposed transaction?

A:	Bidco, a wholly-owned indirect Subsidiary of Zoetis, proposes to acquire Nexvet for $6.72 in cash per Nexvet Share. As further described below, the transaction is proposed to be structured as a scheme of arrangement under Irish Law, under which Bidco will acquire all of the issued and to be issued Scheme Shares. The Nexvet Board unanimously recommends that Nexvet Shareholders vote in favor of the Acquisition, the Resolutions and the Scheme, as the members of the Nexvet Board who hold Nexvet Shares intend to do in respect of their own beneficial holdings of Nexvet Shares.

Q2:	What is a “scheme of arrangement”?

A:	A “scheme of arrangement” is an Irish transaction structure that is similar in effect to a “merger” in the United States. If the Scheme of Arrangement becomes effective, then:

•	Bidco will pay $6.72 in cash per Nexvet Share to each Scheme Shareholder;

•	all outstanding Scheme Shares will either be cancelled or transferred to Bidco;

•	Nexvet will issue New Nexvet Shares to Bidco in place of the Cancellation Shares, so that Nexvet becomes a wholly-owned Subsidiary of Bidco and an indirect Subsidiary of Zoetis; and

•	the Scheme will be binding on all Nexvet Shareholders, whether or not they voted in support of the Scheme.

Q3:	What is the Scheme Meeting?

A:	In order for the Scheme to become effective, the Scheme must be approved by Nexvet Shareholders. This approval is obtained at a shareholder meeting referred to as the “Scheme Meeting.” The purpose of the Scheme Meeting is to allow the High Court to ascertain whether Nexvet Shareholders are in favor of the Scheme.

For information on how to vote at the Scheme Meeting please refer to Question 10.

Q4:	When and where is the Scheme Meeting?

A:	The Scheme Meeting will be held at the offices of Matheson, 70 Sir John Rogerson’s Quay, Dublin 2, Ireland on July 10, 2017, commencing at 10:00 a.m. (Irish time). The Notice of the Scheme Meeting is set out in Part 10 (Notice of Nexvet Scheme Meeting) of this document.

Q5:	What is the EGM?

A:	In addition to the approval of the Scheme at the Scheme Meeting, the Scheme cannot become effective unless a number of additional resolutions are approved at an extraordinary general meeting of Nexvet

Shareholders, which is referred to as the “EGM.” These resolutions are described in paragraph 4.2 of Part 3 (Information Required under Section 452 of the Act –Recommended Acquisition for Cash of Nexvet) of this document, and all serve to facilitate the implementation of the Scheme and the Acquisition.

For information on how to vote at the EGM please refer to Question 11 below.

Q6:	When and where is the EGM?

A:	The EGM will be held at the offices of Matheson, 70 Sir John Rogerson’s Quay, Dublin 2, Ireland on July 10, 2017, commencing at 10:30 a.m. (Irish time) or, if later, immediately after the conclusion or adjournment of the Scheme Meeting. The Notice of the EGM is set out in Part 11 (Notice of Extraordinary General Meeting of Nexvet Biopharma plc) of this document.

Q7:	What is the Court Hearing?

A:	In addition to the approval of the Scheme by Nexvet Shareholders at the Scheme Meeting, in order for the Scheme to become effective, the sanction of the Scheme by the High Court at a hearing is required. This hearing is referred to as the “Court Hearing.”

Q8:	When and where is the Court Hearing?

A:	Subject to the approval of the Resolutions (with the exception of Resolution 6 at the EGM) and the prior satisfaction of the Conditions, the Court Hearing is expected to be held at The Four Courts, Dublin 7, Ireland during the second half of 2017.

Q9:	Who is eligible to vote at the Meetings?

A:	For Nexvet Shareholders who hold through a brokerage firm, bank, dealer or other similar organization (such holding referred to in this document as held in street name):

For those Nexvet Shareholders whose Nexvet Shares are not registered in their own name, and are held in an account at a brokerage firm, bank, dealer or other similar organization, such shares are referred to throughout this document as shares in street name. All shares held in street name are Nexvet Shares and accordingly all references in this document to shares held in street name refer to Nexvet Shares.

Nexvet Shareholders who hold shares in street name at the Voting Record Time will, subject to compliance with the procedures described at Questions 10 and 11 below, be entitled to have their vote recorded by proxy at the Meetings. Changes in Nexvet Shareholders after the Voting Record Time will be disregarded for voting purposes.

For Nexvet Shareholders of Record:

If your Nexvet Shares are registered in Nexvet’s Register of Members in your name, you are a Nexvet Shareholder of record. References made throughout this document to “Nexvet Shareholders of record” relate to Nexvet Shareholders whose names are entered in Nexvet’s Register of Members as the holders of Nexvet Shares.

Nexvet Shareholders of record who were entered in Nexvet’s Register of Members at the Voting Record Time will be entitled to attend, speak and vote at the Meetings. Changes in Nexvet’s Register of Members after the Voting Record Time will be disregarded for these purposes.

Q10:	How do I vote at the Scheme Meeting?

A:	For Nexvet Shareholders who hold in street name:

If your Nexvet Shares are held in an account held at a brokerage firm, bank, dealer or other similar organization, then the brokerage firm, bank, dealer or other similar organization is considered to be the Nexvet Shareholder of record with respect to those Nexvet Shares. Street name holders generally cannot vote their shares directly and must instead instruct their brokerage firm, bank, dealer or other similar organization how to vote their shares. If you obtain a legal proxy from your brokerage firm, bank, dealer or other similar organization, however, you may vote in person at the Scheme Meeting. Your brokerage firm, bank, dealer or other similar organization will only be permitted to vote your Nexvet Shares on your behalf at the Scheme Meeting if you instruct it how to vote. Therefore, it is important that you promptly follow the directions provided by your brokerage firm, bank, dealer or other similar organization, and instruct it how to vote your Nexvet Shares with the voting instruction form (“VIF”) that you will receive from your brokerage firm, bank, dealer or other similar organization. Please follow the instructions on the VIF to cast your vote and contact your brokerage firm, bank, dealer or other similar organization if you have any queries.

Your brokerage firm, bank, dealer, or other similar organization may have requirements in addition to the VIF and may have an earlier deadline than the Proxy Return Time by which you must submit your vote, so you should read carefully all materials and instructions provided to you.

Proxy Return Time: 5:00 p.m. (ET/New York time) on July 7, 2017 or, if the Scheme Meeting is adjourned, at 5:00 p.m. (ET/New York time) on the day one Business Day immediately before the date appointed for the adjourned Scheme Meeting. If a proxy card for the Scheme Meeting is not lodged by the Proxy Return Time, it may also be handed to the Chairman of the Scheme Meeting before the start of the Scheme Meeting.

For Nexvet Shareholders of Record:

As a Nexvet Shareholder of record at the Voting Record Time, you may vote in person at the Scheme Meeting or vote by proxy. The appointment of a proxy will not preclude you from attending, speaking and voting at the Scheme Meeting if you subsequently wish to attend the Scheme Meeting. In the case of joint holders, the vote of the senior member who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other shareholder of record and, for this purpose, seniority shall be determined by the order in which the names appear in Nexvet’s Register of Members in respect of the joint holding.

Nexvet Shareholders of record at the Voting Record Time have been sent a proxy card marked “Meeting 1—Scheme Meeting” in respect of the Scheme Meeting.

In order to cast a vote by proxy, please complete and sign the proxy card marked “Meeting 1—Scheme Meeting” accompanying this document in accordance with the instructions printed thereon and return it to American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219, United States, as soon as possible but, in any event, so as to be received by post or, during normal business hours, by hand, by the Proxy Return Time. Your proxy card can also be submitted via the Internet at www.astproxyportal.com/ast/nvet by the Proxy Return Time. If you vote by Internet, please do not post your proxy card.

Proxy Return Time: 5:00 p.m. (ET/New York time) on July 7, 2017 or, if the Scheme Meeting is adjourned, at 5:00 p.m. (ET/New York time) on the day one Business Day immediately before the date appointed for the adjourned Scheme Meeting. If a proxy card for the Scheme Meeting is not lodged by the Proxy Return Time, it may also be handed to the Chairman of the Scheme Meeting before the start of the Scheme Meeting.

American Stock Transfer & Trust Company has been appointed as an agent of Nexvet to receive proxy cards from Nexvet Shareholders on behalf of Nexvet.

For Corporate Nexvet Shareholders of Record:

In addition to the foregoing, a corporate Nexvet Shareholder of record which is entitled to attend, speak and vote at the Scheme Meeting is entitled to appoint a representative to attend, speak and vote at the Scheme Meeting on its behalf.

A form of appointment of representative by a corporate Nexvet Shareholder is available at www.nexvet.com. Corporate Nexvet Shareholders that wish to appoint a representative to attend the Scheme Meeting should complete the form of appointment of representative and then deposit it (together with any power of attorney or other authority under which it is signed or a notarized copy of that power or authority) at Nexvet Biopharma plc, Unit 5, Sragh Business Park, Rahan Road, Tullamore, Co. Offaly, Ireland, Attn: Company Secretary at any time prior to the commencement of the Scheme Meeting. Representatives of corporate shareholders will not be entitled to attend, speak and/or vote at the Scheme Meeting on behalf of such corporate Nexvet Shareholders unless these procedures are followed.

Q11:	How do I vote at the EGM?

A:	For Nexvet Shareholders who hold in street name:

If your Nexvet Shares are held in an account held at a brokerage firm, bank, dealer or other similar organization, then the brokerage firm, bank, dealer or other similar organization is considered to be the Nexvet Shareholder of record with respect to those Nexvet Shares. Street name holders generally cannot vote their shares directly and must instead instruct their brokerage firm, bank, dealer or other similar organization how to vote their shares. If you obtain a legal proxy from your brokerage firm, bank, dealer or other similar organization, however, you may vote in person at the EGM. Your brokerage firm, bank, dealer or other similar organization will only be permitted to vote your Nexvet Shares on your behalf at the EGM if you instruct it how to vote. Therefore, it is important that you promptly follow the directions provided by your brokerage firm, bank, dealer or other similar organization, and instruct it how to vote your Nexvet Shares with the VIF that you will receive from your brokerage firm, bank, dealer or other similar organization. Please follow the instructions on the VIF to cast your vote and contact your brokerage firm, bank, dealer or other similar organization if you have any queries. Please note that you may, for administrative reasons, receive a second envelope containing the proxy card for the EGM.

Your brokerage firm, bank, dealer, or other similar organization may have requirements in addition to the VIF and may have an earlier deadline than the Proxy Return Time by which you must submit your vote, so you should read carefully all materials and instructions provided to you.

Proxy Return Time: 5:00 p.m. (ET/New York time) on July 7, 2017 or, if the EGM is adjourned, at 5:00 p.m. (ET/New York time) on the day one Business Day immediately before the date appointed for the adjourned EGM.

For Nexvet Shareholders of Record:

Nexvet Shareholders of record at the Voting Record Time may vote in person at the EGM or vote by proxy. The appointment of a proxy will not preclude a Nexvet Shareholder of record from attending, speaking and/or voting at the EGM if the Nexvet Shareholder subsequently wishes to attend the EGM. In the case of joint holders, the vote of the senior member who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other shareholder of record and, for this purpose, seniority shall be determined by the order in which the names appear in Nexvet’s Register of Members in respect of the joint holding.

Nexvet Shareholders of record, each at the Voting Record Time, have been sent a proxy card marked “Meeting 2—Extraordinary General Meeting” in respect of the EGM.

In order to cast a vote by proxy, please complete and sign the proxy card marked “Meeting 2—Extraordinary General Meeting” accompanying this document in accordance with the instructions printed thereon and return it to American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219, United States, as soon as possible but, in any event, so as to be received by post or, during normal business hours, by hand, by the Proxy Return Time. Your proxy card can also be submitted via the Internet at www.astproxyportal.com/ast/nvet by the Proxy Return Time. If you vote by Internet, please do not post your proxy card.

Proxy Return Time: 5:00 p.m. (ET/New York time) on July 7, 2017 or, if the EGM is adjourned, at 5:00 p.m. (ET/New York time) on the day one Business Day immediately before the date appointed for the adjourned EGM.

For Corporate Nexvet Shareholders of Record:

In addition to the foregoing, a corporate Nexvet Shareholder of record which is entitled to attend, speak and vote at the EGM is entitled to appoint a representative to attend, speak and vote at the EGM on its behalf.

A form of appointment of representative by a corporate Nexvet Shareholder is available at www.nexvet.com. Corporate Nexvet Shareholders that wish to appoint a representative to attend the EGM should complete the form of appointment of representative and then deposit it (together with any power of attorney or other authority under which it is signed or a notarized copy of that power or authority) at Nexvet Biopharma plc, Unit 5, Sragh Business Park, Rahan Road, Tullamore, Co. Offaly, Ireland, Attn: Company Secretary at any time prior to the commencement of the EGM. Representatives of corporate Nexvet Shareholders will not be entitled to attend and/or vote at the EGM on behalf of such corporate Nexvet Shareholders unless these procedures are followed.

Q12:	What vote is required at the Scheme Meeting to approve the Scheme?

A:	Vote Required. At the Scheme Meeting, the Scheme will be approved by Nexvet Shareholders if both (1) a majority in number of Nexvet Shareholders of record who vote (in person or by proxy) at the Scheme Meeting vote in favor of the Scheme and (2) Nexvet Shares representing at least 75% in value of the total number of Scheme Shares voted at the Scheme Meeting are voted in favor of the Scheme.

High Court Determination. In addition to approval by Nexvet Shareholders at the Scheme Meeting, approval of the Scheme will also require approval by the High Court. In considering its approval of the Scheme, the High Court will consider whether there has been a sufficiently large (in the High Court’s judgment) number of Nexvet Shares included in the vote in favor of the Scheme to fairly represent the opinion of Nexvet Shareholders, in addition to whether the required majority (as described above) is obtained. As a result, it is important that as many votes as possible are cast at the Scheme Meeting.

The Nexvet Board strongly urges Nexvet Shareholders who hold shares in street name and Nexvet Shareholders of record as of the Voting Record Time to follow the relevant voting procedures outlined in Question 10 to ensure the representation and voting of their Nexvet Shares at the Scheme Meeting.

The failure to vote will increase the likelihood of the Scheme being defeated at the Scheme Meeting or rejection of the Scheme by the High Court for lack of a fair representation of Nexvet Shareholder opinion, resulting in the Acquisition not proceeding.

Q13:	What vote is required at the EGM?

A:	At the EGM, the ordinary resolutions must be approved by a majority of the votes cast on the resolution. Special resolutions are required to be passed by at least 75% of the votes cast on the resolution.

The Nexvet Board strongly urges Nexvet Shareholders who hold in street name and Nexvet Shareholders of record as of the Voting Record Time to follow the relevant voting procedures outlined in Question 11 to ensure the representation and voting of their Nexvet Shares at the EGM.

Q14:	If my Nexvet Shares are held in street name by a brokerage firm, bank, dealer or other similar organization, will it vote my Nexvet Shares for me?

A:	Your brokerage firm, bank, dealer or other similar organization will be able to vote your Nexvet Shares held in street name only if you instruct it how to vote. You should follow the voting instructions provided by your brokerage firm, bank, dealer or other similar organization regarding the voting of your Nexvet Shares as outlined in Questions 10 and 11. If you do not follow these instructions, your Nexvet Shares will not be voted, which will increase the likelihood of the Scheme being defeated and the Acquisition not proceeding.

Q15:	May I vote in person at the Meetings?

A:	For Nexvet Shareholders who hold in street name:

Nexvet Shareholders who hold in street name at the Voting Record Time are invited to attend the Meetings. In order to be entitled to be admitted to the Meetings, a Nexvet Shareholder who holds in street name will need to present a form of photo identification (such as a driver’s license or passport) and valid proof of ownership of their Nexvet Shares (such as a statement reflecting their ownership as of the Voting Record Time or a letter from the organization which holds their shares in street name). However, since Nexvet Shareholders who hold in street name are not Nexvet Shareholders of record, they may not vote their shares in person at the Meetings, unless they obtain a legal proxy from the brokerage firm, bank, dealer or other similar organization holding their Nexvet Shares. Such Nexvet Shareholders may vote by proxy by following the voting instructions in Questions 10 and 11.

For Nexvet Shareholders of Record:

Nexvet Shareholders of record at the Voting Record Time are invited to attend the Meetings and may vote their Nexvet Shares in person at the Meetings. They will be admitted to the Meetings only if their shareholder status can be verified by checking their name against Nexvet’s Register of Members at the Voting Record Time. The appointment of a proxy will not preclude a Nexvet Shareholder of record from attending, speaking and voting at the Meetings if the Nexvet Shareholder subsequently wishes to attend such Meetings, and any such Nexvet Shareholder may vote by following the voting instructions in Questions 10 and 11.

Q16:	What if I do not vote?

A:	Only those votes cast “FOR” or “AGAINST” are counted for the purposes of determining the number of votes cast in connection with the relevant proposal. If the Scheme is defeated and the Acquisition does not proceed, you will not receive the Consideration of $6.72 in cash per Nexvet Share that is payable pursuant to the terms of the Acquisition.

Your vote is important regardless of the number of Nexvet Shares that you own. As such, Nexvet strongly encourages you to exercise your right as a shareholder to vote on the Resolutions.

Q17:	May I change my vote after I have already submitted my vote?

A:	For Nexvet Shareholders who hold in street name:

If your Nexvet Shares are held by your brokerage firm, bank, dealer or other similar organization, you should follow the instructions provided by them.

For Nexvet Shareholders of Record:

If you are the Nexvet Shareholder of record, you may revoke your proxy in any one of three ways:

•	you may submit, in accordance with the instructions set out above, another properly completed proxy card bearing a later date, to be received by post or, during normal business hours, by hand, by the Proxy Return Time;

•	you may send a written notice to Nexvet at Nexvet Biopharma plc, Unit 5, Sragh Business Park, Rahan Road, Tullamore, Co. Offaly, Ireland, Attn: Company Secretary, bearing a date later than that indicated on the proxy card or the date you voted by Internet but prior to the date of the Meetings, stating that the proxy is revoked; or by signing and delivering a subsequently dated proxy card prior to the Proxy Return Time in accordance with the instructions on the proxy card. Your notice must be received by Nexvet no later than one hour before the relevant Meeting(s) on July 10, 2017 (or any adjourned Meeting(s)) where served by hand or post or 48 hours before the relevant Meeting(s) on July 10, 2017 (or any adjourned Meeting(s)) where sent electronically; or

•	you may attend the Meetings and vote in person.

Your last vote, prior to or at the Meetings, is the vote that will be counted.

Q18:	May Nexvet Shareholders who hold in street name or Nexvet Shareholders of record be represented at the Court Hearing?

A:	Each Nexvet Shareholder is entitled to be represented by counsel or a solicitor (at its own expense) to support or oppose the sanctioning of the Scheme at the Court Hearing.

Q19:	What rights do I have if I oppose the Acquisition and the Scheme?

A:	For Nexvet Shareholders who hold in street name:

You can vote against approval of the Scheme at the Scheme Meeting and/or the EGM by following the voting instructions in Questions 10 and 11.

For Nexvet Shareholders of Record:

You can vote against approval of the Scheme at the Scheme Meeting and/or the EGM by following the voting instructions in Questions 10 and 11.

For all Nexvet Shareholders:

Each Nexvet Shareholder is entitled to be represented by counsel or a solicitor (at its own expense) at the Court Hearing to support or oppose the sanctioning of the Scheme.

Q20:	Am I entitled to “dissenters” or “appraisal” rights in connection with the Scheme?

A:	If Nexvet Shareholders approve the Scheme in the manner outlined in Question 12, and the High Court sanctions the Scheme, then, subject to the Scheme becoming effective in accordance with its terms, the Scheme will be binding on all Nexvet Shareholders, including those Nexvet Shareholders who did not vote or who voted against it at the Scheme Meeting. If Nexvet Shareholders approve the Scheme and the High Court sanctions the Scheme, no Nexvet Shareholder will have “dissenters” or “appraisal” rights under Irish Law, or otherwise have any right to seek a court appraisal of the value of Nexvet Shares.

Q21:	Why is the Nexvet Board recommending the Acquisition?

A:	The Nexvet Board, which has been so advised by Evercore as to the financial terms of the Acquisition, considers the terms of the Acquisition to be fair and reasonable to, and in the best interests of, Nexvet and Nexvet Shareholders taken as a whole. In providing its advice to the Nexvet Board, Evercore has taken into account the commercial assessments of the Nexvet Directors. The Nexvet Board unanimously recommends that all Nexvet Shareholders vote in favor of the Acquisition, the Resolutions and the Scheme at both the Scheme Meeting and the EGM, as the Nexvet Directors who are Nexvet Shareholders intend to do in respect of their own beneficial holdings of Nexvet Shares, which represent approximately 4.6% of Nexvet Shares as of the Voting Record Time. To review the Nexvet Board’s reasons for recommending the Acquisition, see paragraph 4 of Part 1 (Letter of Recommendation from the Nexvet Board) of this document entitled “Background to and Reasons for Recommending the Acquisition.”

Q22:	When does Nexvet expect the Acquisition to be completed?

A:	Nexvet currently expects the Acquisition and the Scheme to become effective during the second half of 2017. Nexvet cannot, however, require Zoetis and Bidco to proceed with the Scheme until all of the Conditions described in Part 1 (Letter of Recommendation from the Nexvet Board) of this document and set out in full in Part 5 (Conditions and Further Terms of the Acquisition and the Scheme) of this document are waived or satisfied at or prior to the End Date in accordance with their respective terms, including the approval of the Scheme at the Scheme Meeting and the EGM. The Scheme also requires approval by the High Court. Nexvet cannot assure you as to when or if all of the Conditions of the Acquisition will be met, and it is possible the Acquisition may not be completed.

Q23:	What happens if I sell my Nexvet Shares after the Voting Record Time and before the Effective Time?

A:	The Voting Record Time is earlier than the expected Effective Time of the Acquisition. If you held your Nexvet Shares in street name or Nexvet Shares of record at the Voting Record Time but transfer those Nexvet Shares after the Voting Record Time and before the Effective Time, you retain your right to vote at the Scheme Meeting and the EGM but not the right to receive the Consideration. This right to receive the Consideration will pass to the person who owns the Nexvet Shares as of the Scheme Record Time.

Q24:	Who is soliciting my proxy?

A:	Proxies are being solicited by the Nexvet Board. The Nexvet Board considers the terms of the Acquisition to be fair and reasonable to, and in the best interests of, Nexvet and Nexvet Shareholders taken as a whole. The Nexvet Board unanimously recommends that Nexvet Shareholders vote in favor of the Acquisition and Scheme. Further information about persons who may be deemed to be soliciting proxies can be found on page 23.

Q25:	What will I receive in the Acquisition if it is completed?

A:	If the Scheme becomes Effective, Nexvet Shareholders at the Scheme Record Time will receive $6.72 in cash (without interest and less any applicable withholding taxes) for each Nexvet Share that they own.

Q26:	If the Acquisition is completed, when can I expect to receive the Consideration for my Nexvet Shares?

A:	After the Scheme becomes effective, the Consideration payable under the terms of the Scheme will be mailed to Nexvet Shareholders of record within 14 days of the Effective Time. For Nexvet Shareholders who hold in street name, the Consideration will be transmitted to their brokerage firm, bank, dealer or other similar organization who will arrange for the allocation of funds to those Nexvet Shareholders who hold through such brokerage firm, bank, dealer or other similar organization. For more information on the details related to the payment of the Consideration, please see paragraph 9.1 of Part 3 (Information Required under Section 452 of the Act –Recommended Acquisition for Cash of Nexvet) of this document.

Q27:	What are the tax consequences of the Acquisition to me?

A:	Your tax consequences will depend on your personal circumstances. Your receipt of the Consideration may be a taxable transaction for Irish CGT and U.S. federal income tax purposes. For a more detailed explanation of the Irish and U.S. tax consequences, see paragraphs 8 and 9 of Part 8 (Additional Information) of this document entitled “Irish Taxation” and “U.S. Federal Income Tax Consequences,” respectively. In any case and for details of the tax consequences of the Acquisition for Nexvet Shareholders in tax jurisdictions outside Ireland and the United States, you should consult your personal tax advisers for a full explanation of the tax consequences of the Scheme to you.

Q28:	What does it mean if I receive more than one set of materials?

A:	If you receive more than one set of materials, your Nexvet Shares may be registered in more than one name or may be registered in different accounts. In order to vote all of the Nexvet Shares that you own, you must sign and return all of the proxy cards or voting instruction forms (as applicable) that you receive or follow the instructions for any alternative voting procedure on each of the meeting materials that you receive.

Q29:	What should I do if I have questions?

A:	If you are a Nexvet Shareholder and have any questions relating to the Acquisition or to this document, you may contact D.F. King & Co. Inc. (“D.F. King”), our proxy solicitor, toll free within the United States and Canada at 1-866-796-1285, or call collect outside the United States and Canada at 1-212-269-5550. If you have any questions about whether voting for the Acquisition and the Scheme are appropriate for you in your circumstances, you should contact your legal, tax, financial or other advisers.

ADVISERS TO NEXVET, ZOETIS AND BIDCO

Nexvet

Financial Advisers to Nexvet

Evercore Group L.L.C.

55 East 52nd Street

New York, NY 10055

United States

Evercore Partners International LLP

15 Stanhope Gate

London, W1K 1LN

United Kingdom

Cowen and Company, LLC

One Maritime Plaza, 9th Floor

San Francisco, CA 94111

United States

U.S. Legal Advisers to Nexvet	DLA Piper LLP (US) 2000 University Avenue East Palo Alto, California, 94303-2214 United States

Irish Legal Advisers to Nexvet	Matheson 70 Sir John Rogerson’s Quay Dublin 2 D02 R296 Ireland

Auditors to Nexvet	PricewaterhouseCoopers Spencer Dock, N Wall Quay, North Wall, Dublin 1 Ireland PricewaterhouseCoopers 2 Riverside Quay Southbank VIC 3006 Melbourne Australia

Registrar and Transfer Agent	American Stock Transfer & Trust Company, LLC 6201 15th Avenue, Brooklyn, New York 11219 United States

Proxy Solicitor	D.F. King & Co., Inc. 48 Wall Street New York, NY 10005 United States

Zoetis and Bidco

Financial Advisers to Zoetis and Bidco	Goldman Sachs & Co. LLC 200 West Street, 29th Floor New York, NY 10282 United States Goldman Sachs International Peterborough Court 133 Fleet Street London EC4A 2BB United Kingdom

U.S. Legal Advisers to Zoetis and Bidco	Morgan, Lewis & Bockius LLP 101 Park Avenue New York, NY 10178-0060 United States

Irish Legal Advisers to Zoetis and Bidco	Arthur Cox Ten Earlsfort Terrace Dublin, DO2 T380 Ireland

ACTION TO BE TAKEN/GENERAL INFORMATION

INFORMATION REGARDING THE MEETINGS IS AVAILABLE ON NEXVET’S WEBSITE AT WWW.NEXVET.COM AND ALSO AT WWW.ASTPROXYPORTAL.COM/AST/NVET.

The Scheme requires approval by Nexvet Shareholders at the Scheme Meeting to be held at the offices of Matheson, 70 Sir John Rogerson’s Quay, Dublin 2, Ireland on July 10, 2017, commencing at 10:00 a.m. (Irish time). In addition to approval at the Scheme Meeting, implementation of the Scheme requires various approvals by Nexvet Shareholders at an EGM to be held at the same location commencing at 10:30 a.m. (Irish time) on July 10, 2017 or, if later, immediately after the conclusion or adjournment of the Scheme Meeting.

Who is Eligible to Vote at the Meetings?

For Nexvet Shareholders who hold in street name:

For those Nexvet Shareholders whose Nexvet Shares are not registered in their own name, and are held in an account at a brokerage firm, bank, dealer or other similar organization, such shares are referred to throughout this document as shares in street name. All shares held in street name are Nexvet Shares and accordingly all references in this document to shares held in street name are in relation to Nexvet Shares.

Nexvet Shareholders who held shares in street name at the Voting Record Time will, subject to following the instructions from that Nexvet Shareholder’s brokerage firm, bank, dealer or other similar organization, be entitled to vote at the Meetings. Changes in Nexvet Shareholders who held Nexvet Shares in street name after the Voting Record Time will be disregarded for voting purposes.

For Nexvet Shareholders of Record:

If your Nexvet Shares are registered in Nexvet’s Register of Members in your name, you are a Nexvet Shareholder of record. References made throughout this document to “Nexvet Shareholders of record” relate to Nexvet Shares registered in Nexvet’s Register of Members.

Nexvet Shareholders of record who were entered in Nexvet’s Register of Members as of the Voting Record Time will be entitled to attend, speak, and vote at the Meetings. Changes in Nexvet’s Register of Members after the Voting Record Time will be disregarded for these purposes.

How do I Vote at the Meetings?

Voting by Proxy at the Meetings

For Nexvet Shareholders who hold in street name:

If your Nexvet Shares are held in an account at a brokerage firm, bank, dealer or other similar organization, then such brokerage firm, bank, dealer or other similar organization is considered to be the shareholder of record with respect to those Nexvet Shares. Street name holders generally cannot vote their shares directly and must instead instruct their brokerage firm, bank, dealer or other similar organization how to vote their shares. Your brokerage firm, bank, dealer or other similar organization will only be permitted to vote your Nexvet Shares on your behalf at the Meetings if you instruct it how to vote. Therefore, it is important that you promptly follow the directions provided by your brokerage firm, bank, dealer or other similar organization, and instruct it how to vote your Nexvet Shares with the VIF that you will receive from your brokerage firm, bank, dealer or other similar organization. Please follow the instructions on the VIF to cast your vote and contact your brokerage firm, bank, dealer or other similar organization if you have any queries. If you obtain a legal proxy from your brokerage firm, bank, dealer or other similar organization, you may instead vote in person at the Meetings.

Your brokerage firm, bank, dealer, or other similar organization may have requirements in addition to the VIF and may have an earlier deadline than the Proxy Return Time by which you must submit your vote, so you should read carefully all materials and instructions provided to you.

For Nexvet Shareholders of Record:

Nexvet Shareholders of record at the Voting Record Time may vote in person at the Meetings or vote by proxy. The appointment of a proxy will not preclude Nexvet Shareholders from attending, speaking and/or voting at the Meetings if they subsequently wish to attend the Meetings. In the case of joint holders, the vote of the senior member who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other shareholder of record and, for this purpose, seniority shall be determined by the order in which the names appear in Nexvet’s Register of Members in respect of the joint holding.

Nexvet Shareholders of record at the Voting Record Time have been sent relevant proxy cards for the Meetings. In respect of the Scheme Meeting the proxy card is marked “Meeting 1—Scheme Meeting.” In respect of the EGM the proxy card is marked “Meeting 2—Extraordinary General Meeting.”

In order to cast a vote by proxy, Nexvet Shareholders of record must complete and sign the relevant marked proxy cards accompanying this document in accordance with the instructions printed thereon and return it to American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219, United States, as soon as possible but, in any event, so as to be received by post or, during normal business hours, by hand, by the Proxy Return Time. Your proxy card can also be submitted via the Internet at www.astproxyportal.com/ast/nvet by the Proxy Return Time. If a proxy card for the Scheme Meeting is not lodged by the Proxy Return Time, it may also be handed to the Chairman of the Scheme Meeting before the start of the Scheme Meeting. If you vote by Internet, please do not post your proxy card.

American Stock Transfer & Trust Company, LLC has been appointed as an agent of Nexvet to receive proxy cards from Nexvet Shareholders on behalf of Nexvet.

For Corporate Nexvet Shareholders of Record:

In addition to the foregoing, a corporate Nexvet Shareholder of record which is entitled to attend, speak and vote at the Meetings is entitled to appoint a representative to attend, speak and vote at the Meetings on its behalf. A form of appointment of representative by a corporate Nexvet Shareholder is available via Nexvet’s website, www.nexvet.com. Corporate Nexvet Shareholders that wish to appoint a representative to attend the Meetings should complete the form of appointment of representative and then send or deposit it (together with any power of attorney or other authority under which it is signed or a notarized copy of that power or authority) at Nexvet’s registered office at Unit 5, Sragh Technology Park, Tullamore, Co. Offaly, Ireland, Attn: Company Secretary at any time prior to the commencement of the Meetings. Representatives of corporate Nexvet Shareholders will not be entitled to attend, speak and/or vote at the Scheme Meeting on behalf of such corporate Nexvet Shareholders unless these procedures are followed.

Attendance or Voting in Person at the Meetings

For Nexvet Shareholders who hold in street name:

Nexvet Shareholders who hold in street name at the Voting Record Time are invited to attend the Meetings. In order to be entitled to be admitted to the Meetings, a Nexvet Shareholder who holds in street name will need to present a form of photo identification (such as a driver’s license or passport) and valid proof of ownership of their Nexvet Shares (such as a statement reflecting their ownership as of the Voting Record Time or a letter from the organization which holds their shares in street name). However, since Nexvet Shareholders who hold in street name are not shareholders of record, they may not vote their shares in person at the Meetings unless they obtain a legal proxy from their brokerage firm, bank, dealer or other similar organization holding their Nexvet Shares. Such Nexvet Shareholders may vote by proxy by following the voting instructions provided by their brokerage firm, bank, dealer or other similar organization.

For Nexvet Shareholders of Record:

Nexvet Shareholders of record at the Voting Record Time are invited to attend the Meetings and may vote their Nexvet Shares in person at the Meetings. They will be admitted to the Meetings only if their shareholder status can be verified by checking their name against Nexvet’s Register of Members at the Voting Record Time. The appointment of a proxy will not preclude a Nexvet Shareholder of record from attending, speaking and voting at the Meetings if the Nexvet Shareholder subsequently wishes to attend such Meetings.

What Votes are Required at the Meetings?

The total number of issued and outstanding Nexvet Shares at the Voting Record Time was 11,916,712. Each of the Resolutions shall be decided on a poll at the Meetings. A poll means every Nexvet Shareholder present in person and every proxy shall have one vote for every Nexvet Share carrying a right to vote at the Meetings of which he/she/it is the holder or proxy.

Votes Required at the Scheme Meeting

For the Scheme to be approved at the Scheme Meeting the relevant Nexvet Shareholders voting in favor of the Scheme must represent both (1) a majority in number of all Nexvet Shareholders present and voting (in person or by proxy) and (2) 75% or more in value of the Scheme Shares held by those Nexvet Shareholders present and voting (in person or by proxy) at the Scheme Meeting.

In considering its approval of the Scheme, the High Court will consider whether there has been a sufficiently large (in the High Court’s judgment) number of Nexvet Shares included in the vote in favor of the Scheme to fairly represent the opinion of Nexvet Shareholders. As a result, it is important that as many votes as possible are cast at the Scheme Meeting.

The Nexvet Board strongly urges Nexvet Shareholders who hold shares in street name to follow the instructions received from their brokerage firm, bank, dealer, or other similar organization, to ensure the representation and voting of their Nexvet Shares at the Scheme Meeting. The Nexvet Board strongly urges Nexvet Shareholders of record to complete, sign, date, and return the relevant proxy card or to vote via the Internet at www.astproxyportal.com/ast/nvet by the Proxy Return Time to ensure the representation and voting of their Nexvet Shares at the Scheme Meeting.

Votes Required at the EGM

Resolutions 2, 4 and 7 are being proposed as ordinary resolutions and are required to be approved by a majority of the votes cast on the resolution.

Resolutions 1, 3, 5 and 6 are being proposed as special resolutions and are required to be approved by at least 75% of the votes cast on the resolution.

What Quorum is Required for the Meetings?

Nexvet Shareholders may not take action at the Scheme Meeting or the EGM unless there is a quorum present. The quorum for the Scheme Meeting shall be one Nexvet Shareholder of record present in person or by proxy at the commencement of the Scheme Meeting. A quorum for the EGM shall be one or more Nexvet Shareholders present in person or by proxy holding not less than a majority of the issued and outstanding Nexvet Shares entitled to vote at the EGM.

For Nexvet Shares held in street name—What is the Impact of Broker Non-Votes and Abstentions?

With respect to each of the Scheme Meeting and the EGM, if Nexvet Shareholders who hold in street name or brokers holding their clients’ shares of record cause abstentions to be recorded, these Nexvet Shares will be considered present for purposes of determining whether or not a quorum is present at such meetings. However, abstentions will have no effect on the approval of any of the Resolutions.

A member of the NYSE (such as a brokerage firm, bank, dealer or other similar organization) who has received no instructions from its client is permitted to vote its client’s proxies at its discretion, if the vote relates to certain “routine” proposals. When a member of the NYSE indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, the missing votes are referred to as “broker non-votes.” The Resolutions to be proposed at the Scheme Meeting and the EGM are not “routine,” so a member of the NYSE who has received no instructions from its clients may not vote for or against the Resolutions. Those shares would be considered present for purposes of determining whether or not a quorum is present at the Meetings, but they are not entitled to vote and will have no effect on the approval of the Resolutions.

Only those votes cast “FOR” or “AGAINST” are counted for the purposes of determining the number of votes cast in connection with those proposals. As such, Nexvet strongly encourages you to provide instructions to your brokerage firm, bank, dealer or other similar organization to vote your Nexvet Shares and exercise your rights as a shareholder.

Can I Change my Vote After Submitting my Vote?

For Nexvet Shareholders who hold in street name:

If your shares are held by your brokerage firm, bank, dealer or other similar organization, you should follow the instructions provided by them.

For Nexvet Shareholders of Record:

If you are the Nexvet Shareholder of record, you may revoke your proxy in any one of three ways:

•	you may submit, in accordance with the instructions set out above, another properly completed proxy card bearing a later date to be received by post or, during normal business hours, by hand, by the Proxy Return Time;

•	you may send a written notice to Nexvet Biopharma plc, Unit 5, Sragh Business Park, Rahan Road, Tullamore, Co. Offaly, Ireland, Attn: Company Secretary, bearing a date later than that indicated on the proxy card or the date you voted by Internet but prior to the date of the Meetings, stating that the proxy is revoked; or by signing and delivering a subsequently dated proxy card prior to the Proxy Return Time in accordance with the instructions on the proxy card. Your notice must be received by Nexvet no later than one hour before the relevant Meeting(s) on July 10, 2017 (or any adjourned Meeting(s)) where served by hand or post or 48 hours before the relevant Meeting(s) on July 10, 2017 (or any adjourned Meeting(s)) where sent electronically; or

•	you may attend the Meetings and vote in person.

Your last vote, prior to or at the Meetings, is the vote that will be counted.

What Does it Mean if I Receive More Than One Set of Materials?

If you receive more than one set of materials, your Nexvet Shares may be registered in more than one name or may be registered in different accounts. In order to vote all the Nexvet Shares you own, you must sign and return all of the proxy cards or voting instruction forms (as applicable) you receive or follow the instructions for any alternative voting procedure on each of the meeting materials you receive.

What Does it Mean if I Share the Same Address with One or More Nexvet Shareholders?

The SEC has adopted rules that permit companies and intermediaries (e.g., brokerage firm, bank, dealer or other similar organization) to satisfy the delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

Accordingly, a single proxy statement will be delivered to multiple Nexvet shareholders sharing an address unless contrary instructions have been received from the affected Nexvet shareholders. Once you have received notice from your brokerage firm, bank, dealer or other similar organization that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive separate proxy materials, please notify your brokerage firm, bank, dealer or other similar organization. Nexvet shareholders who currently receive multiple copies of the proxy materials at their addresses and would like to request “householding” of their communications should contact their brokerage firm, bank, dealer or other similar organization.

Who is Soliciting my Proxy?

Nexvet will pay the cost of soliciting proxies for the Meetings. Subject to complying with the Takeover Rules, Nexvet may solicit proxies by mail, telephone, facsimile, personal contact and email and arrangements are made with brokerage houses and other custodians, nominees and fiduciaries to send the notices, and if requested, other proxy materials, to beneficial owners. Upon request, Nexvet will reimburse them for their reasonable expenses. In addition and subject to complying with the Takeover Rules, Nexvet Directors, officers and employees may solicit proxies, either in-person or by telephone, facsimile or mail or email (without additional compensation). Nexvet Shareholders are encouraged to return their proxies promptly.

Nexvet has retained D.F. King to assist in the solicitation of proxies from Nexvet Shareholders by mail, telephone or other electronic means, or in person, for a fee of approximately $15,000 plus telephone charges and reasonable out-of-pocket expenses relating to the solicitation. No additional compensation will be paid for such services.

How can Nexvet Shareholders Communicate with the Nexvet Board?

Nexvet Shareholders and interested parties may contact any of the Nexvet Directors, including the Chairman of the Nexvet Board, the chair of any committee of the Nexvet Board, or any committee of the Nexvet Board by writing to them at Nexvet Biopharma plc, Unit 5, Sragh Technology Park, Tullamore, Co. Offaly, Ireland. Please direct your correspondence to the attention of the individual director or directors you would like to contact.

Are there any Shareholder Proposals at the EGM?

Under Irish Law, except as provided below, there is no general right for a shareholder of a NASDAQ-listed company to put items on the agenda of a general meeting that has been convened. Irish Law provides that one or more shareholders holding not less than one tenth of Nexvet’s paid up share capital carrying voting rights may requisition the Nexvet Board to convene extraordinary general meetings and may nominate persons to be elected as directors at such extraordinary general meetings.

Will Directors Attend the Meetings?

Each member of the Nexvet Board has been invited to attend the Meetings but such attendance is not required.

Who do I Contact with Questions or for Further Information?

If you are a Nexvet Shareholder and have any questions relating to the Acquisition or to this document, you may contact D.F. King toll free within the United States and Canada at 1-866-796-1285, or call collect outside the United States and Canada at 1-212-269-5550. If you have any questions about whether voting for the Acquisition and the Scheme are appropriate for you in your circumstances, you should contact your legal, tax, financial or other advisers.

PART 1

LETTER OF RECOMMENDATION FROM THE NEXVET BOARD

Nexvet Biopharma plc

(Incorporated and registered in Ireland under the Act with registered number 547923)

Board: Christopher Brown George Gunn Ashraf Hanna Mark Heffernan Cormac Kilty Joseph McCracken Rajiv Patel John Payne	Registered Office Unit 5, Sragh Technology Park Tullamore, Co. Offaly Ireland

June 2, 2017

To Nexvet Shareholders, and, for information only, to holders of Nexvet Convertible Securities

RECOMMENDED ACQUISITION OF NEXVET BIOPHARMA PLC

Dear Nexvet Shareholder,

1.	Introduction

On April 13, 2017, Nexvet and Zoetis announced that they had reached agreement on the terms of a recommended acquisition of Nexvet by Zoetis through Bidco, a wholly-owned indirect Subsidiary of Zoetis.

The Acquisition will be effected by way of a scheme of arrangement between Nexvet and the Scheme Shareholders under Chapter 1 of Part 9 of the Act, and in accordance with the Takeover Rules, the terms of which are set out in Part 4 (The Scheme of Arrangement) of this document and an explanation of which is given in Part 3 (Information Required under Section 452 of the Act –Recommended Acquisition for Cash of Nexvet) of this document. The Acquisition and the Scheme are subject to the Conditions and further terms set out in Part 5 (Conditions and Further Terms of the Acquisition and the Scheme) of this document. It is anticipated that, subject to the satisfaction or waiver of the Conditions, the Acquisition will become effective during the second half of 2017.

I am writing to you to set out the background to the Acquisition and the reasons why the Nexvet Board considers the terms of the Acquisition to be fair and reasonable to, and in the best interests of, Nexvet and Nexvet Shareholders taken as a whole, and is unanimously recommending that Nexvet Shareholders vote in favor of the Acquisition and the Scheme.

2.	Summary of the Terms of the Acquisition

Subject to the conditions and further terms set out in Part 5 (Conditions and Further Terms of the Acquisition and the Scheme) of this document, under the terms of the Acquisition, Scheme Shareholders will receive $6.72 in cash for each Nexvet Share. This Consideration values the entire issued and to be issued share capital of Nexvet at approximately $85 million and represents a premium of approximately:

•	66% premium over the closing sale price of $4.05 per Nexvet Share on April 12, 2017 (being the latest date prior to announcement of the Acquisition);

•	71% over Nexvet’s volume weighted average price per share for the one-month period ended on April 12, 2017; and

•	87% over Nexvet’s volume weighted average price per share for the three-month period ended on April 12, 2017.

If you wish to receive the Consideration in respect of your Nexvet Shares, you are urged to sign, vote in favor and return the accompanying proxy cards as soon as possible. You should note that if there is insufficient Scheme Shareholder support for the Scheme at the Scheme Meeting, the Scheme will not become effective, the Acquisition will not proceed and the cash Consideration of $6.72 per Nexvet Share in cash will not become payable.

3.	Structure of the Acquisition

The Acquisition is expected to be effected by means of a scheme of arrangement between Nexvet and the Scheme Shareholders. The Scheme will involve an application by Nexvet to the High Court to sanction the Scheme. Under the Scheme, which is subject to the Conditions set out in Part 5 (Conditions and Further Terms of the Acquisition and the Scheme) of this document, Scheme Shareholders will receive the Consideration (without interest and less any applicable withholding taxes) in return for the cancellation or (if applicable) transfer of their Nexvet Shares.

The Scheme of Arrangement is an arrangement made between Nexvet and the Scheme Shareholders under Chapter 1 of Part 9 of the Act and is subject to the approval of the High Court. If the Scheme becomes effective, all Scheme Shares will be cancelled pursuant to Sections 84 to 86 of the Act or transferred to Bidco pursuant to the Scheme (if applicable). Nexvet will then issue New Nexvet Shares to Bidco in place of the Nexvet Shares cancelled pursuant to the Scheme and Bidco will pay the Consideration in respect of the cancellation or (if applicable) transfer of Nexvet Shares to Nexvet Shareholders. As a result of these arrangements, Nexvet will become a direct wholly-owned Subsidiary of Bidco and a wholly-owned indirect Subsidiary of Zoetis.

For the Acquisition to proceed, the Scheme must become effective and unconditional by not later than: (i) October 13, 2017, or by January 13, 2018 if a date has not been set for the High Court hearing to approve the Scheme by July 30, 2017, (ii) such earlier date as may be specified by the Panel, or (iii) such later date as Zoetis and Nexvet may agree (with the consent of the Panel, if required), and as the High Court may allow. The Conditions to the Acquisition and the Scheme are set out in full in Part 5 (Conditions and Further Terms of the Acquisition and the Scheme) of this document. The implementation of the Scheme and the Acquisition is conditional upon, among other things:

•	the Scheme becoming effective and unconditional by not later than (i) October 13, 2017, or by January 13, 2018 if a date has not been set for the High Court hearing to approve the Scheme by July 30, 2017, (ii) such earlier date as may be specified by the Panel, or (iii) such later date as Zoetis and Nexvet may agree (with the consent of the Panel, if required), and as the High Court may allow;

•	the approval of the Scheme by a majority in number of Nexvet Shareholders present and voting (either in person or by proxy) at the Scheme Meeting, representing at least 75% in value of the Nexvet Shares held by such holders (as at the Voting Record Time), at the Scheme Meeting on or before the End Date;

•	the requisite majority of Nexvet’s Shareholders approving the EGM Resolutions (with the exception of Resolution 6) on or before the End Date;

•	the Court Order and the confirmation by the High Court of the reduction of capital necessary to implement the Scheme on or before the End Date, and the registration of the Court Order and the minute related to the reduction of capital with the Registrar of Companies in Dublin, Ireland, on or before the End Date; and

•	the other conditions set forth in Part 5 (Conditions to and Further Terms of the Acquisition and the Scheme) of this document being satisfied or (where permissible) waived on or before the sanction of the Scheme by the High Court.

It is also proposed that the Euro Deferred Shares shall be cancelled subject to the approval by the Nexvet Shareholders of Resolution 6 at the EGM and the confirmation of the High Court. However, the implementation of the Scheme and the Acquisition shall not be conditional upon the approval of this resolution. The holder of the Euro Deferred Shares has consented to any variation, modification or abrogation of the rights attaching to the Euro Deferred Shares by virtue of the passing of any resolution at a general meeting of Nexvet to reduce its issued capital by the amount of the nominal value of the Euro Deferred Shares by cancelling and extinguishing all of the Euro Deferred Shares but without reducing the authorized share capital of Nexvet.

4.	Background to and Reasons for Recommending the Acquisition

Background to the Acquisition

The Nexvet Board has periodically considered various strategic opportunities and commercial arrangements to enhance shareholder value, including capital raising, licensing opportunities and the possible sale of Nexvet. The Nexvet Board also regularly assesses market trends in the animal health industry and the challenges confronting Nexvet in attaining its strategic objectives. Throughout these processes, the Nexvet Board has discussed its fiduciary duties with Nexvet’s outside U.S. legal counsel, DLA Piper, and its outside Irish legal counsel, Matheson.

Discussions regarding a potential transaction began on March 21, 2016, when representatives from Cowen, one of Nexvet’s financial advisers, provided a general market update, including capital raising options, to the Nexvet Board.

During the period between March 21, 2016 and May 17, 2016, the Nexvet Board, Nexvet’s management, DLA Piper and Cowen from time to time discussed the market opportunities for Nexvet to raise capital, the existing challenges facing the animal health industry and the possibility of engaging with parties concerning a possible strategic license or sale transaction.

On May 17, 2016, Dr. Mark Heffernan, Chief Executive Officer of Nexvet, met with a senior executive of Zoetis, a competitor of Nexvet, to discuss the animal health industry generally.

On May 31, 2016, Party A delivered an indication of interest to Nexvet regarding a proposed licensing of Nexvet intellectual property and strategic collaboration.

On May 31, 2016, Zoetis delivered a preliminary non-binding indication of interest to Nexvet proposing the acquisition of all of the share capital of Nexvet, subject to a period of exclusivity to perform due diligence and enter into definitive agreements.

On June 1, 2016, the Nexvet Board held a regular meeting, which was attended by representatives of Nexvet’s management and Cowen. The Nexvet Board considered Nexvet’s strategic alternatives, the business of Party A, the strategic rationale for Zoetis’ proposed acquisition of Nexvet, the valuation of Nexvet, and certain legal issues. The Nexvet Board also considered the key provisions of Zoetis’ non-binding indication of interest, along with Party A’s licensing and strategic collaboration proposal. The Nexvet Board considered both proposals in detail and determined that a transaction with Zoetis would likely result in a superior return to Nexvet shareholders and instructed Nexvet’s management to further explore a possible transaction with Zoetis.

On June 6, 2016, Zoetis submitted a revised, non-binding proposal based on an enterprise value of $103 million, net of an assumed cash on hand of at least $37 million.

On June 16, 2016, Dr. Heffernan and Mr. Damian Lismore, Chief Financial Officer of Nexvet, met with the Zoetis leadership team to profile the Nexvet business.

During June and July 2016, representatives of Nexvet, Zoetis, and their respective legal and financial advisers continued their discussions regarding the structure of a potential transaction, the valuation of Nexvet, the takeover process in Ireland, and other material terms relating to a proposed transaction.

During this period, Nexvet’s management and the Nexvet Board also reviewed the status of discussions with Party A. However, following the perceived increase in transaction value offered by Zoetis, the Nexvet Board determined to enter into a limited exclusivity agreement in furtherance of a potential transaction with Zoetis. On June 13, 2016, Nexvet and Zoetis entered into the exclusivity agreement and a confidentiality agreement, after which Zoetis commenced its due diligence investigation of Nexvet. The exclusivity period started on June 13, 2016 and ended on July 22, 2016.

In late June 2016, Nexvet’s management and the Nexvet Board met and discussed the scope of due diligence information to be shared with Zoetis and the retention of a financial and Rule 3 adviser. On June 30, 2016, the Nexvet Board selected Evercore to act alongside Cowen as Nexvet’s financial adviser in connection with the evaluation of strategic alternatives. Nexvet subsequently entered into a letter agreement with Evercore on July 1, 2016, pursuant to which Evercore was formally engaged to act in such capacity.

On July 14, 2016, Nexvet’s management updated the Nexvet Board on Zoetis’ due diligence process. At this meeting, Evercore presented a summary of Nexvet’s standalone projections, an estimate of the synergies that a potential acquiror might be able to achieve, and a preliminary valuation analysis of Nexvet’s standalone projections and of the potential synergies. Ms. Geraldine Farrell, General Counsel and Vice President of Operations at Nexvet, outlined key legal issues that would relate to a potential sale of Nexvet.

On July 15, 2016, Goldman Sachs, financial adviser to Zoetis, provided feedback to Evercore that, based on Zoetis’ due diligence investigation, Zoetis was considering a revised offer. Evercore indicated to Goldman Sachs that the aggregate consideration would need to be increased above the amount Zoetis had initially offered in its initial indication of interest in order to be acceptable to Nexvet.

On July 19, 2016, Zoetis communicated to Nexvet’s management that it was discontinuing further discussions on the acquisition of Nexvet and withdrawing its offer because certain due diligence findings caused them to reduce their estimate of the value of Nexvet.

On July 21, 2016, Nexvet’s management and Evercore outlined to the Nexvet Board the events leading to Zoetis’ withdrawal of its offer and Zoetis’ reasoning for doing so. Following discussion, including a discussion of the short-term implications of the transaction not proceeding, the Nexvet Board authorized Nexvet’s management to re-engage in discussions with Party A with respect to a license or strategic collaboration and explore available fundraising options, pending termination of exclusivity with Zoetis.

From August 2016 to January 2017, the Nexvet Board, Nexvet’s management, DLA Piper, Cowen and Evercore continued their discussions from time to time regarding a license or strategic collaboration with Party A, available fundraising options and the merits of a sale of the business. During this period, Nexvet considered entering the equity capital markets, and conducted certain confidential marketing activities with Cowen, but determined not to do so given market conditions. Nexvet’s management, at the direction of the Nexvet Board, also engaged with executives from various companies in the industry to explore interest in possible licensing or acquisition transactions.

On October 4, 2016, Dr. Heffernan and Mr. Lismore met with the leadership team of Party A to profile the Nexvet business and discuss a potential licensing transaction.

On October 5, 2016, Dr. Heffernan and Mr. Lismore met with the leadership team of Party B to profile the Nexvet business and discuss a potential licensing transaction.

On December 21, 2016, Nexvet’s management received a non-binding licensing proposal from Party B.

On January 3, 2017, Nexvet’s management received a preliminary, informal acquisition proposal from Party C. Nexvet’s management requested Party C to formalize its proposal, which Party C subsequently declined to do.

On January 20, 2017, Nexvet’s management received a non-binding licensing proposal from Party D.

On January 21, 2017, Nexvet’s management received a revised licensing proposal from Party B.

On January 26, 2017, Nexvet’s management held a presentation for Party E at Evercore’s offices in New York.

On February 4, 2017, Nexvet’s management presented an update to the Nexvet Board regarding a potential license or strategic collaboration with Party E and certain other parties interested in a license of Nexvet’s lead product candidates (ranevetmab and frunevetmab).

On February 10, 2017, Nexvet’s management received two non-binding licensing proposals from Party E for each of Nexvet’s lead product candidates, and Party E commenced its due diligence investigation. On the same day, Party D submitted a revised non-binding licensing proposal to Nexvet. Evercore engaged with Party D to clarify its proposal and inquired as to Party D’s interest in exploring a potential acquisition.

On February 16, 2017, the Nexvet Board authorized Nexvet’s management to re-engage Zoetis to ascertain Zoetis’ interest and progress the discussions with respect to a potential acquisition of Nexvet. The Nexvet Board also noted Nexvet’s cash position and encouraged Nexvet’s management to prioritize the lead product candidates in the allocation of available cash resources. The same day, Dr. George Gunn, Chairman of the Nexvet Board, contacted Mr. Juan Ramón Alaix, Chief Executive Officer of Zoetis, to invite a new offer to acquire Nexvet.

Following this meeting and until the signing of the Transaction Agreement, representatives of Zoetis, with the assistance of their financial and legal advisers, conducted extensive due diligence on Nexvet covering a broad range of topics, including corporate, commercial, intellectual property, regulatory, financial, accounting, legal and business matters.

On February 24, 2017, Nexvet’s management received a non-binding licensing proposal from Party F.

On February 27, 2017, Nexvet’s management provided a detailed updated business overview to the Zoetis leadership team, highlighting program developments and accomplishments since the prior communications between the parties in 2016.

During February 2017, Party E conducted extensive due diligence on Nexvet, including a site visit to its Irish manufacturing facility.

On March 3, 2017, Nexvet’s management received a non-binding indication of interest from Zoetis to acquire the outstanding share capital of Nexvet for an aggregate value in the range of $70 million to $80 million in cash, plus expected cash on hand at closing (amount to be confirmed in diligence).

On March 10, 2017, Morgan Lewis, outside U.S. legal counsel to Zoetis, and Arthur Cox, Irish legal counsel to Zoetis, provided preliminary drafts of the Transaction Agreement and the Expenses Reimbursement Agreement. From March 10, 2017 until the execution of the Transaction Agreement and Expenses Reimbursement

Agreement, Nexvet, Zoetis, and their respective legal and financial advisers exchanged drafts of the Transaction Agreement and Expenses Reimbursement Agreement and held extensive negotiations relating to their terms and conditions.

On March 17, 2017, Nexvet’s management received a non-binding indication of interest from Party D to acquire the outstanding share capital of Nexvet for $48 million in cash plus $30 million of additional consideration contingent on the performance of Nexvet’s lead product candidates representing an aggregate transaction value of up to $78 million, or $6.17 per share.

On March 22, 2017, following its due diligence review, Party E provided to Evercore a revised non-binding licensing proposal with lower terms than its prior proposal.

On March 22, 2017, the Nexvet Board held a special meeting to review and discuss potential strategic alternatives. Nexvet’s management reviewed and discussed Party E’s reduced non-binding licensing proposal and Party D’s acquisition proposal and potential responses. The Nexvet Board instructed Evercore to reach out to Party E and see if there was any interest in exploring a possible acquisition of Nexvet. Evercore followed up with Party E, and Party E indicated that they were unlikely to pursue an acquisition of Nexvet.

On March 28, 2017, Nexvet received a non-binding letter of interest from Zoetis expressing an interest to acquire the outstanding share capital of Nexvet for $70 million in cash, or $5.54 per share.

On March 31, 2017, Dr. Gunn held a meeting in New Jersey with Mr. Alaix to discuss Zoetis’ non-binding letter of interest and the potential acquisition of Nexvet. During that meeting, Mr. Alaix agreed in principle to increase Zoetis’ offer to $85 million in cash, or $6.72 per share.

On April 3, 2017, the Nexvet Board met and discussed the revised terms proposed by Zoetis as well as the terms then being proposed by Party E and Party D and the status of negotiations with Zoetis and its counsel. Representatives from Evercore also attended the meeting. At this meeting, Evercore presented a summary of Nexvet’s standalone projections and a preliminary valuation analysis of Nexvet. The Nexvet Board instructed Evercore to ask Party D whether it would consider improving the terms of its offer, which Evercore did.

On April 5, 2017, Nexvet received a revised non-binding letter of interest from Zoetis confirming the increased offer amount of $85 million in cash, or $6.72 per share.

On April 10, 2017, the Nexvet Board called a special meeting to consider all potential offers and discuss the terms of Zoetis’ revised offer. Nexvet’s management and representatives of Evercore, DLA Piper and Matheson attended the meeting. Evercore presented a summary of the Zoetis proposal, an overview of the interaction with various parties throughout the process, and Evercore’s valuation analysis of Nexvet. The Nexvet Board also reviewed and discussed at length various scenarios for Nexvet continuing on a standalone basis, the business and financial prospects of Nexvet and the perceived risks associated with continuing its operations on a standalone basis. The Nexvet Board also discussed, among other things, the level of financing required to compete and accomplish Nexvet’s strategic objectives, the current financing environment for clinical-stage companies in Nexvet’s industry, the anticipated terms of an equity financing for Nexvet in fiscal 2017, the anticipated timing and requirements for equity financings in future periods and the dilutive impact of Nexvet’s current and future capital needs on existing shareholders. During the meeting, DLA Piper and Matheson reviewed the Nexvet Board’s fiduciary duties in the context of evaluating Zoetis’ revised proposal and considering strategic alternatives. The Nexvet Board also considered that the typical transaction protection provisions in an Irish public company sale transaction are significantly less burdensome than in a similar U.S. transaction and, accordingly present a relatively low entry barrier to a third party that may be interested in acquiring Nexvet.

On April 11, 2017, Party D contacted Evercore to confirm that it was unwilling to improve the terms of its acquisition proposal at that time.

On April 12, 2017, the Nexvet Board held a special meeting to consider approving the proposed transaction with Zoetis as well as the related transaction documents. Nexvet’s management and representatives of Evercore, Cowen, DLA Piper and Matheson attended the meeting. At the meeting, Nexvet’s management, together with Evercore, DLA and Matheson, updated the Nexvet Board on all of the material terms of the transaction, the transaction documents and the resolution of all significant issues. At the request of the Nexvet Board, Evercore reviewed its financial analyses with respect to the financial terms of the Acquisition, including a confirmation that it considered such financial terms to be fair and reasonable, having taken into account the commercial assessments of the Nexvet Directors. Later that day, Evercore issued a written opinion to the Nexvet Board stating that, as of April 12, 2017, and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of the review undertaken by Evercore as set forth therein, the $6.72 per share Consideration to be received by Nexvet Shareholders pursuant to the Acquisition was fair, from a financial point of view, to such Nexvet Shareholders. After deliberations and consideration, the members of the Nexvet Board unanimously determined that the Acquisition was fair and reasonable and in the best interests of Nexvet and Nexvet Shareholders, taken as a whole, and approved the Transaction Agreement and the other transactions contemplated by the Transaction Agreement. The Nexvet Board also recommended that Nexvet Shareholders vote in favor of the Acquisition pursuant to the Scheme and instructed Nexvet’s management and counsel to finalize all documentation related to the Zoetis transaction as promptly as practicable, including the Transaction Agreement, the Expenses Reimbursement Agreement and the Rule 2.5 Announcement.

Reasons for the Acquisition

In reaching its determination, the Nexvet Board consulted with Nexvet’s management, Evercore, Cowen and its outside legal advisers, drew on its knowledge of the business, operations, properties, assets, financial condition, operating results, historical market prices and prospects of Nexvet and considered the following factors in favor of the Acquisition:

•	the significant premium the $6.72 per share offer price represented to the prevailing trading prices in Nexvet Shares prior to the announcement of the Acquisition. The offer price offered represents a 66% premium over Nexvet’s Closing Price on April 12, 2017, a 71% premium over the volume weighted average price per share for the one-month period ended on April 12, 2017, and an 87% premium over the volume weighted average price per share for the three-month period ended on April 12, 2017;

•	the elimination of the need for current Nexvet Shareholders to invest additional capital into Nexvet, and avoidance of potential dilution that would likely occur from raising capital from third parties;

•	the inherent risks relating to the clinical development of Nexvet’s lead product candidates (ranevetmab and frunevetmab), and the risks relating to the regulatory, manufacturing and commercialization steps, which would require investment in a large commercial infrastructure with significant associated upfront costs and risks;

•	the significant costs and risks related to achieving the successful commercialization of Nexvet’s broader pipeline, including successful completion of clinical studies, obtaining regulatory approvals, and manufacturing and commercialization steps;

•	Nexvet has investigated other strategic options involving third parties, including the receipt of proposals from third parties relating to both licensing and acquisition transactions, and the Nexvet Board has concluded that the terms of these proposals were not as attractive as the terms of the Acquisition;

•	the presentation by Evercore of its advice to the Nexvet Board regarding the financial terms of the Acquisition, including a confirmation that it considered such financial terms to be fair and reasonable, having taken into account the commercial assessments of the Nexvet Directors, followed by the written opinion of Evercore to the Nexvet Board dated April 12, 2017, that, as of such date and based on and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of the review undertaken by Evercore as set forth therein, the Consideration to be received by Nexvet Shareholders pursuant to the Scheme was fair, from a financial point of view, to such Nexvet Shareholders;

•	Zoetis’ financial capability to consummate the Acquisition; and

•	the perceived risks associated with continuing its operations on a standalone basis including regulatory approval, manufacturing and commercialization, the level of financing required to compete and accomplish Nexvet’s strategic objectives, the current financing environment for clinical-stage companies in Nexvet’s industry, the anticipated terms of an equity financing for Nexvet in fiscal 2017, the anticipated timing and requirements for equity financings in future periods and the dilutive impact of Nexvet’s current and future capital needs on existing shareholders.

In the course of its deliberations, the Nexvet Board also considered a variety of risks and other countervailing factors, including:

•	the risks and costs to Nexvet if the Acquisition did not close, including:

•	the diversion of Nexvet’s management and employee attention, potential employee attrition and the effect on customers and business relationships; and

•	the market price of Nexvet Shares, as the market price could be affected by many factors, including: (1) the reason or reasons for which the Acquisition was terminated and whether such termination resulted from factors adversely affecting Nexvet; (2) Nexvet’s then current operating and financial results; (3) the possibility that, as a result of the termination of the Acquisition, the marketplace would consider Nexvet to be an unattractive acquisition candidate; and (4) the possible sale of Nexvet Shares by short-term investors (such as arbitrageurs) following an announcement of termination of the Acquisition;

•	the fact that if the Acquisition does close, Nexvet will cease to be a publicly-owned company and current Nexvet Shareholders will no longer participate in any of its potential future growth;

•	the fact that the Consideration would potentially be taxable to Nexvet Shareholders; and

•	the customary restrictions on the conduct of Nexvet’s business prior to the consummation of the Acquisition.

The foregoing summary of the factors considered by the Nexvet Board is not intended to be exhaustive, but does set forth the principal factors considered by the Nexvet Board. The Nexvet Board collectively reached the unanimous conclusion to recommend the Acquisition in light of the various factors described above and other factors that each member of the Nexvet Board felt was appropriate. In view of the wide variety of factors considered by the Nexvet Board in connection with its evaluation of the Acquisition and the complexity of these matters, the Nexvet Board did not consider it practical and did not attempt to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. Rather, the Nexvet Board makes its recommendation based on the totality of information presented to and the investigation conducted by it, with the assistance of its advisers. In considering the factors discussed above, individual Nexvet Directors may have given different weights to different factors.

As a result, the Nexvet Board considers the terms of the Acquisition to be fair and reasonable to, and in the best interests of, Nexvet and Nexvet Shareholders taken as a whole and unanimously recommends that Nexvet Shareholders vote in favor of the Acquisition and the Scheme.

5.	Effects of the Acquisition

Upon the Scheme becoming effective, each Nexvet Director will resign from the Nexvet Board. We expect one or more persons affiliated with Zoetis will be appointed to the Nexvet Board.

The Nexvet Group is party to indemnification agreements with each of the Nexvet Directors that require Nexvet to, among other things, indemnify the Nexvet Directors against certain liabilities that may arise by reason of their status of service as Nexvet Directors. In addition, pursuant to the terms of the Transaction Agreement, the Nexvet Directors will be entitled to certain ongoing indemnification and coverage under directors’ and officers’ liability insurance policies from Nexvet.

Further information explaining the effect of the Acquisition on the interests of the Nexvet Directors and executive officers is set out in paragraph 7 of Part 3 (Information Required under Section 452 of the Act –Recommended Acquisition for Cash of Nexvet) of this document.

For a period of one year following the Effective Date, Zoetis has agreed to provide, or cause to be provided, to each Nexvet Employee, following any consultation processes which are required by Law or pursuant to existing contractual obligations:

•	base salary or wage rate that is no less favorable than the base salary or wage rate, as applicable, provided to such Nexvet Employee immediately prior to the Effective Time;

•	for Australian and Irish employees, superannuation or pension payments (as applicable), that are no less favorable in the aggregate to the payments included in any total fixed remuneration provided to such Nexvet Employee immediately prior to the Effective Time;

•	cash bonus opportunities no less favorable in the aggregate than those provided to such Nexvet Employee immediately prior to the Effective Time;

•	equity compensation opportunities under the equity compensation plans of Zoetis or its affiliates as may be determined by Zoetis, in a manner that is consistent with Zoetis’ determination with respect to its similarly situated employees;

•	other employee benefits that, in the aggregate and when taken as a whole, are substantially comparable to those provided to Nexvet Employees immediately prior to the Effective Time; and

•	severance benefits that are no less favorable than the severance benefits that would have been applicable immediately prior to the Effective Time to each Nexvet Employee.

The Nexvet Board understands that, at this point in time, Zoetis has not yet developed its plans regarding the potential impact of the Acquisition on Nexvet’s operations, including its employees, locations of business or redeployment of fixed assets and integration planning is an ongoing process that will continue after closing of the Acquisition. The Nexvet Board understands that any such strategic plans will be finalized once the Acquisition has been completed and Zoetis has obtained a greater insight into the day-to-day operations of the Nexvet Group. The Nexvet Board notes that Zoetis’ finalization of its strategic plans following the Acquisition, as described in paragraph 5 of Part 2 (Letter from Bidco) of this document, may lead to a reduction in headcount and elimination of duplicative functions, but welcomes the commitments given by Zoetis in the Transaction Agreement and as set out above. Further details of Zoetis’ intentions for the management, employees and locations of Nexvet are set out in paragraph 5 of Part 2 (Letter from Bidco) of this document and the effects of the Acquisition on Nexvet Convertible Securities are set out in paragraph 8 of Part 1 (Nexvet Plans and Nexvet Convertible Securities).

6.	Expenses Reimbursement Agreement

The following summary of the Expenses Reimbursement Agreement is qualified by reference to the complete text of the Expenses Reimbursement Agreement, which is attached to this document as Annex B.

In connection with the Acquisition, Nexvet and Zoetis entered into an Expenses Reimbursement Agreement dated April 13, 2017, the terms of which have been consented to by the Panel. Under the Expenses Reimbursement Agreement, Nexvet has agreed to pay to Zoetis in certain circumstances an amount equal to all documented, specific quantifiable third party costs and expenses incurred by Zoetis and/or Bidco, or on its behalf, for the purposes of, in preparation for, or in connection with the Acquisition, exploratory work carried out in contemplation of and in connection with the Acquisition, legal, financial, accounting and commercial due diligence, arranging finance and engaging advisers to assist in the process. The gross amount payable to Zoetis pursuant to the Expenses Reimbursement Agreement may not, in any event, exceed 1% of the total value of the issued and to be issued share capital of Nexvet that is the subject of the Acquisition. The circumstances in which such payment will be made are:

•	the Transaction Agreement is terminated:

•	by Zoetis for the reason that the Nexvet Board or any committee thereof:

•	withdraws (or modifies in any manner adverse to Zoetis), or fails to make when required pursuant to the Transaction Agreement, or proposes publicly to withdraw (or modify in any manner adverse to Zoetis), the Scheme Recommendation or, if applicable, the recommendation to the holders of Nexvet Shares from the Nexvet Board to accept the Takeover Offer;

•	approves, recommends or declares advisable, or proposes publicly to approve, recommend or declare advisable, any Nexvet Alternative Proposal (it being understood, for the avoidance of doubt, that the provision by Nexvet to Zoetis of notice or information in connection with a Nexvet Alternative Proposal or Nexvet Superior Proposal as required or expressly permitted by the Transaction Agreement shall not, in and of itself, satisfy this requirement); or

•	discloses a position that is deemed to be a Nexvet Change of Recommendation under Clause 5.2(f) of the Transaction Agreement; or

•	by Nexvet, at any time prior to obtaining Nexvet Shareholder approval, in order to enter into any agreement, understanding or arrangement providing for a Nexvet Superior Proposal; or

•	all of the following occur:

•	prior to the Scheme Meeting, a Nexvet Alternative Proposal is publicly disclosed or any person shall have publicly announced an intention (whether or not conditional) to make a Nexvet Alternative Proposal and, in each case, such disclosure or announcement is not publicly and irrevocably withdrawn without qualification at least three Business Days before the date of the Scheme Meeting, (it being understood that for this purpose references to “20%” in the definition of Nexvet Alternative Proposal shall be deemed to refer to “50%”);

•	the Transaction Agreement is terminated by Zoetis for the reason that Nexvet shall have breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in the Transaction Agreement, which material breach or failure to perform:

•	would result in a failure of any of the Conditions; and

•	if curable, is not cured within 30 days following Zoetis’ delivery of written notice to Nexvet of such breach or failure to perform (which notice shall state Zoetis’ intention to terminate the Transaction Agreement pursuant to Clause 9.1(a)(vi) of the Transaction Agreement and the basis for such termination); and

•	a Nexvet Alternative Proposal is consummated, or a definitive agreement providing for a Nexvet Alternative Proposal is entered into within twelve months after such termination and such Nexvet Alternative Proposal is consummated (whether or not it is the same Nexvet Alternative Proposal referred to above); or

•	all of the following occur:

•	prior to the Scheme Meeting, a Nexvet Alternative Proposal is publicly disclosed or any person shall have publicly announced an intention (whether or not conditional) to make a Nexvet Alternative Proposal and, in each case, such disclosure or announcement is not publicly and irrevocably withdrawn without qualification at least three Business Days before the date of the Scheme Meeting, (it being understood that for this purpose references to “20%” in the definition of Nexvet Alternative Proposal shall be deemed to refer to “50%”);

•	the Transaction Agreement is terminated by either Nexvet or Zoetis for the reason that the Scheme Meeting or the EGM shall have been completed and the Scheme Meeting Resolution or the EGM Resolutions, as applicable, shall not have been approved by the requisite majority of votes; and

•	a Nexvet Alternative Proposal is consummated, or a definitive agreement providing for a Nexvet Alternative Proposal is entered into within twelve months after such termination and such Nexvet Alternative Proposal is consummated (whether or not it is the same Nexvet Alternative Proposal referred to above).

If and to the extent that any relevant Tax Authority correctly determines that the Zoetis Reimbursement Payment is consideration for a Taxable supply and that Nexvet is liable to account to a Tax Authority for VAT in respect of such supply and that all or any part of such VAT is Irrecoverable VAT, then (a) the amount payable by Nexvet by way of the Zoetis Reimbursement Payment, together with any Irrecoverable VAT arising in respect of the supply for which the payment is consideration, shall not exceed the Cap; and (b) to the extent that Nexvet has already paid an amount in respect of the Zoetis Reimbursement Payment which exceeds the amount of the Cap, Zoetis shall repay to Nexvet the portion of the Irrecoverable VAT in excess of the Cap. If Zoetis makes any such repayments to Nexvet, and after making such a repayment, Nexvet becomes entitled to recover all, or any part, of the related VAT from the relevant Tax Authority, Nexvet shall notify Zoetis without delay and, as soon as practicable, repay to Zoetis the lesser of: (a) the amount recoverable from the Tax Authority; and (b) the sum paid by Zoetis to Nexvet.

Evercore Partners International LLP and the Nexvet Board have each confirmed in writing to the Panel that, in the opinion of Evercore and the Nexvet Board (respectively), in the context of the Note to Rule 21.2 of the Takeover Rules and the Acquisition, the Expenses Reimbursement Agreement is in the best interests of Nexvet Shareholders.

7.	Transaction Agreement

The following summary of the Transaction Agreement is qualified by reference to the complete text of the Transaction Agreement, which is attached to this document as Annex A.

7.1	General

In connection with the Scheme, Nexvet, Bidco and Zoetis entered into a Transaction Agreement on April 13, 2017, which governs their relationship during the period until the Scheme becomes effective, lapses or is withdrawn and which contains certain assurances in relation to the implementation of the Scheme and the conduct of Nexvet’s business up to the Effective Date.

Under the terms of the Transaction Agreement, the parties agree:

(a)	to take such steps as are necessary or required and within their respective powers, and provide each other with such other assistance as may reasonably be required, to implement the Acquisition and the Scheme;

(b)	to assist each other as required for the purposes of preparing documents for the Acquisition and the Scheme; and

(c)	to use all reasonable endeavors to achieve satisfaction of the Conditions as promptly as reasonably practicable following the publication of this document.

7.2	Conduct of Business

Under the Transaction Agreement, Nexvet has agreed that, from the date of the Transaction Agreement through the Effective Time or the date, if any, on which the Transaction Agreement is terminated, as discussed in paragraph 7.4 of this Part 1 (Termination of the Transaction Agreement) of this document, except as may be required by law, or as required or expressly permitted by the Transaction Agreement, Nexvet and its Subsidiaries will conduct their business in the ordinary course consistent with past practice in all material respects. Furthermore, Nexvet has agreed not to take, and cause its Subsidiaries not to take, any of the following actions (except as may be required by Law, or as expressly contemplated or permitted by the Transaction Agreement, or to the extent Zoetis consents in writing):

(a)	authorize or pay any dividends on or make any distribution with respect to the outstanding shares in its capital (whether in cash, assets, shares or other securities of Nexvet or its Subsidiaries);

(b)	split, combine or reclassify any of its shares of capital in issue, or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for, shares in its capital;

(c)	(i) except pursuant to any pre-existing contractual obligations owed to any Nexvet Employee, contractor, consultant or director (each a “Nexvet Associate” and collectively, the “Nexvet Associates”), increase the compensation (including bonus and equity opportunities), severance or termination pay, modify the benefits payable or provided to any Nexvet Associate or former employee, independent contractor or director of or to Nexvet or any of its Subsidiaries, other than to the extent required by the terms of any Nexvet Benefit Plan to which Nexvet or its Subsidiaries is a party or applicable Law; (ii) hire any individual or terminate the employment or service of any individual (whether as an executive officer, employee, independent contractor or consultant), in each case, other than in the ordinary course of business consistent with past practice; (iii) enter into any employment, consulting, change of control, severance or retention agreement or arrangement with any Nexvet Associate or former employee, independent contractor, consultant or director of Nexvet or any of its Subsidiaries, other than amounts required to be paid under applicable Law or an existing Nexvet Benefit Plan; (iv) establish, adopt, enter into, amend or terminate any Nexvet Benefit Plan or any other plan, trust, fund, policy or arrangement for the benefit of any Nexvet Associate or former employee, independent contractor, consultant or director of Nexvet or any of its Subsidiaries or any of their beneficiaries, except as required to comply with applicable Law; (v) fund any rabbi trust or similar arrangement or otherwise take any action to fund or in any other way secure the payment of compensation or benefits under any Nexvet Benefit Plan or other plan, policy, agreement or arrangement, except as required by applicable Law or an existing Nexvet Benefit Plan; (vi) exercise any discretion to pay or accelerate the vesting or payment of, or otherwise increase or accelerate other rights or benefits with respect to, any compensation or benefit under any Nexvet Benefit Plan or other plan, policy, agreement or arrangement, except as required by applicable Law or an existing Nexvet Benefit Plan; or (vii) change any actuarial assumptions used to calculate the funding obligations with respect to any Nexvet Benefit Plan or change the manner in which contributions to such plans are made or the basis on which such contributions are determined, except as may be required by U.S. GAAP or applicable Law or any Nexvet Benefit Plan in effect as of the date hereof);

(d)	make any change in financial accounting policies or procedures or any of its methods of reporting income, deductions or other material items for financial accounting purposes, except as required by U.S. GAAP, applicable Law or SEC policy;

(e)	authorize or announce an intention to authorize, or enter into agreements with respect to, any acquisitions of an equity interest in or a substantial portion of the assets of any person or any business or division thereof, or any mergers, consolidations or business combinations, other than as expressly permitted in the Transaction Agreement;

(f)	amend Nexvet’s Articles of Association or any other Organizational Documents, or permit any of its Subsidiaries to adopt any material amendments to its Organizational Documents;

(g)	enter into any contract (other than (i) amendments to contracts in the ordinary course of business, (ii) any standard terms and conditions or amendments thereto, or (iii) contracts in connection with Nexvet’s planned clinical studies for ranevetmab or frunevetmab) that would, if entered into prior to the date of the Transaction Agreement, be a material contract;

(h)	issue, deliver, grant, sell, pledge, dispose of or encumber, or authorize the issuance, delivery, grant, sale, pledge, disposition or encumbrance of, any shares in its capital, voting securities or other equity interest in Nexvet or any Subsidiaries or any securities convertible into or exchangeable for any such shares, voting securities or equity interest, or any rights, warrants or options to acquire any such shares in its capital, voting securities or equity interest or any “phantom” stock, “phantom” stock rights, stock appreciation rights or stock based performance units or take any action to cause to be exercisable any otherwise unexercisable Nexvet Convertible Security (except as otherwise required by the express terms of any Nexvet convertible securities outstanding on the date of the Transaction Agreement);

(i)	directly or indirectly, purchase, redeem or otherwise acquire any shares in its capital or any rights, warrants or options to acquire any such shares in its capital, other than in relation to the valid exercise of any Nexvet Convertible Security or as otherwise may be agreed with Zoetis;

(j)	redeem, repurchase, prepay (other than prepayments of revolving loans), defease, incur, assume, endorse, guarantee or otherwise become liable for or modify in any material respects the terms of any indebtedness for borrowed money or issue or sell any debt securities or calls, options, warrants or other rights to acquire any debt securities (directly, contingently or otherwise), provided that nothing contained herein will prohibit Nexvet and its Subsidiaries from making guarantees or obtaining letters of credit or surety bonds for the benefit of commercial counterparties in the ordinary course of business consistent with past practice;

(k)	acquire, lease, license or otherwise obtain any of its material properties or assets, or to sell, lease, exclusively license, transfer, exchange, swap or otherwise dispose of, or subject to any encumbrance (other than permitted encumbrances), any of its material properties or assets, other than: (i) dispositions of inventory or equipment in the ordinary course of business; (ii) non-exclusive intellectual property licenses in connection with product development, publishing or brand licensing for the benefit of Nexvet, or exclusive intellectual property licenses in connection with brand licenses, in each case in the ordinary course of business consistent with past practices; (iii) for transactions among Nexvet and its wholly-owned Subsidiaries or among its wholly-owned Subsidiaries in the ordinary course of business consistent with past practices; or (iv) for transactions (excluding transactions for the purchase or sale of intellectual property) in the ordinary course of business consistent with past practice involving less than $250,000 individually or in the aggregate;

(l)	enter into a new line of business that is material to Nexvet and its Subsidiaries;

(m)	(i) other than in the ordinary course of business consistent with past practice, enter into any contract pursuant to which Nexvet or any Nexvet Subsidiary grants to any other person any non-competition, “most-favored nation”, exclusive marketing or other exclusive rights (other than exclusive brand licenses, and non-solicitation agreements with respect to employees) of any type or scope, or that otherwise restricts or purports on its face to restrict in a material respect Nexvet or its Subsidiaries from engaging or competing in any material line of business in any location; or (ii) enter into any contract that, upon completion of the Acquisition, would restrict or purport on its face to restrict Zoetis or any of its Subsidiaries (including Nexvet or its Subsidiaries) from engaging or competing in any line of business in any location;

(n)	adopt, approve or implement any “poison pill” or similar rights plan or related agreement;

(o)	announce, implement or effect any reduction in labor force, lay-off, early retirement program, severance program or other program or effort concerning the termination of employment of Nexvet Associates, other than routine employee terminations in the ordinary course of business consistent with past practices;

(p)	engage in any merger;

(q)

compromise or settle any material claim, litigation, investigation or proceeding, in each case made or pending by or against the Nexvet Group or any of their officers and directors in their capacities as such, other than the compromise or settlement of claims, litigation, investigations or proceedings that: (i) are for an amount not to exceed, for any such compromise or settlement individually or in the aggregate, $150,000, (ii) does not impose any injunctive relief or otherwise limit any action or inaction other than the payment of monetary relief by Nexvet or any of its Subsidiaries;

(r)	(i) make, change or revoke any material tax election, change any annual tax accounting period or method of tax accounting unless in each case required by applicable Law, (ii) settle or compromise any corporate income tax audit or proceeding relating to a material amount of taxes, or material claim for refund, or enter into any closing or similar agreement with any tax authority other than entering into the process for claiming tax credits in the ordinary course consistent with past practice, or (iii) make, change or revoke any tax election which results in any modification of the pass through or transparency status, or lack thereof, of any entity in any jurisdiction;

(s)	make any new capital expenditure, or commit to do so, except as permitted, in excess of $250,000 in aggregate;

(t)	alter any intercompany arrangements or agreements or the ownership structure among Nexvet and its wholly-owned Subsidiaries or among Nexvet’s wholly-owned Subsidiaries; and

(u)	adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of Nexvet or its Subsidiaries.

In addition, Nexvet has agreed to take, and cause its Subsidiaries to take, certain actions:

(a)	upon request by Zoetis reasonably in advance, provide Zoetis with reasonable access, during normal business hours and where not unduly disruptive to Nexvet’s business, to Nexvet or its Subsidiaries’ personnel, assets, properties, offices and other facilities, and books and records, and shall furnish Zoetis and Zoetis’ representatives with such financial, operating and other information as reasonably requested by Zoetis which is not subject to legal privilege, any confidentiality or non-disclosure provisions in favor of a third party or in relation to any Nexvet Alternative Proposal;

(b)	perform all obligations under all material contracts;

(c)	promptly notify Zoetis orally and in writing upon an executive officer becoming actually aware: (i) that any representation or warranty made by it in the Transaction Agreement has become untrue or inaccurate in any material respect, or of any failure by Nexvet to comply in any material respect with any material covenant or condition of the Transaction Agreement; and (ii) of any material action commenced against Nexvet or any of its Subsidiaries; and

(d)	provide Zoetis as soon as reasonably practicable after receipt or delivery thereof, copies of all written correspondence and any other written material exchanged between Nexvet and its Subsidiaries (or any of their respective representatives) and any Governmental Body;

(e)	use all reasonable endeavors to achieve specified activities set out in a Disclosure Letter provided by Nexvet to Zoetis in connection with the Transaction Agreement in the nine months following the date of the Transaction Agreement, including specified actions relating to the continued advancement of its ranevetmab and frunevetmab programs.

The agreements related to the conduct of Nexvet’s business are subject to qualifications and limitations agreed to by the respective parties in connection with negotiating the terms of the Transaction Agreement, including information contained in a Disclosure Letter provided by Nexvet to Zoetis in connection with the signing of the Transaction Agreement. The Disclosure Letter contains information that modifies, qualifies and creates exceptions to the agreements relating to the conduct of Nexvet’s business set forth in the Transaction Agreement. The agreements relating to the conduct of Nexvet’s business contained in the Transaction Agreement are complicated and not easily summarized. You are urged to carefully read Schedule 1 of the Transaction Agreement, which is attached to this document as Annex A.

7.3	Representation and Warranties

The Transaction Agreement contains representations and warranties made by Nexvet to Zoetis and Bidco and representations and warranties made by Zoetis and Bidco to Nexvet. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties in connection with negotiating the terms of the Transaction Agreement, including (in the case of the representations and warranties made by Nexvet) information contained in a Disclosure Letter provided by Nexvet to Zoetis in connection with the signing of the Transaction Agreement. The Disclosure Letter contains information that modifies, qualifies and creates exceptions to Nexvet’s representations and warranties set forth in the Transaction Agreement. Furthermore, some of those representations and warranties may not be accurate or complete as of any particular date because they are subject to a contractual standard of materiality different from that generally applicable to public disclosures to shareholders. Moreover, certain representations and warranties in the Transaction Agreement were used for the purpose of allocating risk between Nexvet and Zoetis rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Transaction Agreement as characterizations of the actual state of facts about Nexvet or Zoetis. This description of the representations and warranties is included to provide Nexvet Shareholders with additional information regarding the terms of the Transaction Agreement. It is not intended to provide any other factual information about Nexvet or Zoetis.

In the Transaction Agreement, Nexvet has made representations and warranties to Zoetis and Bidco with respect to, among other things:

•	the due organization, valid existence, good standing and power of Nexvet;

•	its Subsidiaries and their due incorporation or organization, valid existence, good standing, power and authority;

•	its capitalization, including in particular the number of outstanding shares, and the number of shares issuable upon the exercise of share options and other equity awards;

•	its corporate authority to execute and deliver, and the valid execution of, the Transaction Agreement;

•	investment company matters;

•	legal compliance matters;

•	the absence of certain investigations or litigation;

•	absence of undisclosed liabilities;

•	the ownership and sufficiency of certain assets used in Nexvet’s business;

•	its material contracts;

•	its internal controls and procedures;

•	the accuracy of the information supplied by Nexvet for inclusion in this document and any other documents furnished to the High Court or the SEC;

•	tax matters;

•	its intellectual property;

•	labor and employee benefits matters;

•	certain regulatory matters;

•	its real property;

•	absence of contracts related to product distribution;

•	absence of related party transactions;

•	matters related to its insurance;

•	receipt of a fairness opinion from its financial adviser;

•	the absence of undisclosed finders’ or brokers’ fees and expenses;

•	the absence of untrue statements of material facts or omissions; and

•	the absence of representations or warranties other than those in Clause 6.1 of the Transaction Agreement.

The representations and warranties included in the Transaction Agreement are complicated and not easily summarized. You are urged to carefully read clause 6 of the Transaction Agreement, which is attached to this document as Annex A.

7.4	Termination of the Transaction Agreement

The Transaction Agreement may be terminated at any time prior to the Effective Time by either Nexvet or Zoetis:

•	if the Scheme Meeting or the EGM have been completed and the Scheme Meeting Resolution or the EGM Resolutions, as applicable, were not approved by the requisite majorities;

•	if the Effective Time has not occurred by 5:00 p.m., New York City time, on the End Date, provided that the right to terminate the Transaction Agreement pursuant to this paragraph will not be available to a party whose breach of any provision of the Transaction Agreement will have been the primary cause of the failure of the Effective Time to have occurred by such time;

•	if the High Court declines or refuses to sanction the Scheme, unless the decision of the High Court will be appealed (it being agreed that Nexvet shall make such an appeal if requested to do so by Zoetis and the counsel appointed by Zoetis advises that doing so is a reasonable course of action);

•	if an injunction will have been entered permanently restraining, enjoining or otherwise prohibiting the consummation of the Acquisition and such injunction shall have become final and non-appealable; provided that the right to terminate the Transaction Agreement pursuant to this paragraph will not be available to a party whose breach of any provision of the Transaction Agreement will have been the primary cause of such injunction;

•	if the other party breached or failed to perform in any material respect any of its covenants or other agreements contained in the Transaction Agreement or if any of its warranties set forth in the Transaction Agreement are inaccurate, which material breach, failure to perform or inaccuracy (i) would result in a failure of any Conditions; and (ii) is not reasonably capable of being cured within 30 days of the non-breaching party’s delivery of written notice of such breach, failure to perform or inaccuracy; or

•	by mutual written consent of Nexvet and Zoetis.

In addition, the Transaction Agreement may be terminated at any time prior to the Effective Time by Zoetis in the event that a Nexvet Change of Recommendation will have occurred prior to the EGM or the Nexvet Board or any Committee thereof withdraws (or modifies in any manner adverse to Zoetis) or proposes publicly to withdraw (or modify in any manner adverse to Zoetis) the Scheme Recommendation.

In addition, the Transaction Agreement may be terminated at any time prior to the Effective Time by Nexvet in connection with a Nexvet Superior Proposal where a Final Recommendation Change Notice has been delivered.

7.5	Non-Solicitation

Subject to any actions which Nexvet is required to take so as to comply with the requirements of the Takeover Rules, Nexvet has agreed that neither it nor any of its Subsidiaries will, and that it will use all reasonable endeavors to cause its and their respective Representatives and any person acting in concert with Nexvet not to, directly or indirectly: (1) solicit, initiate, facilitate or encourage any enquiry with respect to, or the making or submission of, any Nexvet Alternative Proposal, (2) participate in any discussions or negotiations regarding a Nexvet Alternative Proposal with, or, except as required by Law, furnish any nonpublic information regarding Nexvet to, any person that has made or, to Nexvet’s knowledge, is considering making a Nexvet Alternative Proposal, except to notify such person as to the existence of the provisions of this paragraph, or (3) expressly waive, terminate, amend or modify any provision of any “standstill” or similar obligation of any person with respect to Nexvet or any of its Subsidiaries; provided that Nexvet shall not be (x) prohibited from permitting any person to make a Nexvet Alternative Proposal privately to the Nexvet Board or (y) required to take, or be prohibited from taking, any action otherwise prohibited or required by this paragraph if the Nexvet Board determines, in good faith (after consultation with its outside legal counsel), that failure to take such action or permit such inaction would be inconsistent with the directors’ fiduciary duties under applicable Law. Nexvet has agreed to, and to cause its Subsidiaries and its and their respective Representatives to, immediately cease and cause to be terminated all existing discussions or negotiations with any person conducted prior to the date of the Transaction Agreement with respect to any Nexvet Alternative Proposal, or any enquiry or proposal that may reasonably be expected to result in a Nexvet Alternative Proposal, request the prompt return or destruction of all confidential information previously furnished in connection therewith and immediately terminate all physical and electronic dataroom access previously granted to any such person or its Representatives.

Notwithstanding the limitations set forth above, if Nexvet receives a written Nexvet Alternative Proposal that did not result from a knowing or intentional breach of obligations described in the above paragraph, Nexvet may take any or all of the following actions: (i) contact the person who makes such Nexvet Alternative Proposal to understand the terms and conditions thereof; (ii) furnish non-public information to the third party (and any persons acting in concert with such third party and to their respective potential financing sources and representatives) making such Nexvet Alternative Proposal (provided that all such information has previously been provided to Zoetis or is provided to Zoetis concurrently with the time it is provided to such person(s)), if, and only if, prior to so furnishing such information, Nexvet receives from the third party an executed confidentiality agreement on terms no less restrictive of such person than the confidentiality agreement entered into between Zoetis and Nexvet and (iii) engage in discussions or negotiations with the third party with respect to such Nexvet Alternative Proposal; provided that Nexvet shall not be permitted to take the action set forth above unless the Nexvet Board has determined in good faith (after consultation with Nexvet’s financial advisers and outside legal counsel) that such Nexvet Alternative Proposal is, or would reasonably be expected to lead to, a Nexvet Superior Proposal.

Nexvet has agreed to promptly (and in any event within 24 hours of receipt) notify Zoetis of the receipt of any Nexvet Alternative Proposal and indicate the material terms and conditions of such Nexvet Alternative Proposal and the identity of the person making any such Nexvet Alternative Proposal, and thereafter will promptly keep Zoetis informed on a current basis of any material change to the terms and status of any such Nexvet Alternative Proposal. Nexvet will provide to Zoetis as soon as reasonably practicable after receipt or delivery thereof (and in any event within 24 hours of receipt or delivery) copies of all written correspondence and other written material exchanged between Nexvet or any of its Subsidiaries and the person making any such Nexvet Alternative Proposal (or such person’s representatives) that describes any of the material terms or conditions of such Nexvet Alternative Proposal, including draft agreements or term sheets submitted by either party in connection therewith. Nexvet will not, and will cause its Subsidiaries not to, enter into any confidentiality or other agreement with any person subsequent to the date of the Transaction Agreement that prohibits Nexvet from providing such information to Zoetis.

Except under certain circumstances, Nexvet has agreed that neither the Nexvet Board nor any committee thereof will (i) withdraw (or modify in any manner adverse to Zoetis), or propose publicly to withdraw (or modify in any manner adverse to Zoetis), the Scheme Recommendation; (ii) approve, recommend or declare advisable, or propose publicly to approve, recommend or declare advisable any Nexvet Alternative Proposal; or (iii) cause or allow Nexvet or any of its Subsidiaries to execute or enter into, any expenses reimbursement agreement or break fee payment agreement, letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, transaction agreement, implementation agreement, option agreement, joint venture agreement, alliance agreement, partnership agreement or other agreement constituting or with respect to, or that would reasonably be expected to lead to, any Nexvet Alternative Proposal, or requiring, or reasonably expected to cause, Nexvet to abandon, terminate, delay or fail to consummate the Acquisition.

Nothing in the Transaction Agreement prohibits or restricts the Nexvet Board from making a Nexvet Change of Recommendation if the Nexvet Board has given not less than 48 hours’ notice to Zoetis of the holding of a meeting of the Nexvet Board (or a committee thereof) at which a Nexvet Change of Recommendation is to be considered and has concluded, in good faith (after consultation with Nexvet’s outside legal counsel and financial advisers) that: (i) the relevant Nexvet Alternative Proposal constitutes a Nexvet Superior Proposal; and (ii) that the failure to make a Nexvet Change of Recommendation would be inconsistent with the directors’ fiduciary duties under applicable Law; provided that (x) promptly (and in any event within 48 hours) following the Nexvet Board’s determination (after consultation with Nexvet’s outside legal counsel and financial advisers) that the relevant Nexvet Alternative Proposal constitutes a Nexvet Superior Proposal, Nexvet has provided a written notice to Zoetis advising Zoetis that Nexvet has received a Nexvet Alternative Proposal and specifying the material terms of such Nexvet Alternative Proposal, the identity of the person making such Nexvet Alternative Proposal, including written notice of the determination of the Nexvet Board that such Nexvet Alternative Proposal constitutes a Nexvet Superior Proposal and (y) Nexvet has provided Zoetis with an opportunity, for a period of five Business Days following the time of delivery to Zoetis of the Superior Proposal Notice, to discuss in good faith the terms and conditions of the Transaction Agreement and the Transactions, including an increase in, or modification of, the Consideration, and such other terms and conditions such that the relevant Nexvet Alternative Proposal no longer constitutes a Nexvet Superior Proposal.

7.6	Employee Matters

The Transaction Agreement provides that, for a period of one year following the Effective Date, Zoetis will provide, or will cause to be provided to each Nexvet Employee, following any consultation processes which are required by Law or pursuant to existing contractual obligations: (i) a base salary or wage rate that is no less favorable than the base salary or wage rate provided to such Nexvet Employee immediately prior to the Effective Time; (ii) for Australian and Irish Nexvet Employees, superannuation or pension payments (as applicable), that are no less favorable in the aggregate to the payments included in any total fixed remuneration provided to such Nexvet Employee immediately prior to the Effective Time; (iii) cash bonus opportunities no less favorable in the aggregate than those provided to such Nexvet Employee immediately prior to the Effective Time; (iv) equity compensation opportunities under the equity compensation plans of Zoetis or its affiliates as may be determined by Zoetis (in its sole discretion), with such determination as to which Nexvet Employees may be offered such an opportunity and the amount and terms and conditions of such opportunity to be made by Zoetis on an individual basis in a manner that is consistent with Zoetis’ determination with respect to its similarly situated employees; (v) employee benefits (excluding any cash incentive compensation, equity or equity-based compensation, defined benefit pension benefits, and post-employment health and welfare benefits) that, in the aggregate and when taken as a whole, are substantially comparable to those provided to the Nexvet Employees immediately prior to the Effective Time; and (vi) severance benefits that are no less favorable than the severance benefits that would have been applicable immediately prior to the Effective Time to each Nexvet Employee in accordance with the severance formula set out in Schedule 2 of the Transaction Agreement, which is attached to this document at Annex A.

For purposes of (i) eligibility, vesting and determining the applicable level of vacation and other paid time off benefits (but not for purposes of any other benefit accrual), under the employee benefit plans pursuant to which Zoetis provides benefits to any Nexvet Employee after the Effective Time (the “New Plans”), which exclude any benefits provided by, in whole or in part, a Governmental Body and workers’ compensation insurance, each

Nexvet Employee shall be credited with his or her years of service with Nexvet, Nexvet’s Subsidiaries and its predecessors before the Effective Date, to the same extent as such Nexvet Employee was entitled, before the Effective Time, to credit for such service under any similar Nexvet Benefit Plan in which such Nexvet Employee participated; provided, however, that the foregoing shall not apply to any cash incentive, equity or equity based plans or awards or to the extent that its application would result in a duplication of benefits with respect to the same period of service.

For purposes of each New Plan providing disability, medical, dental, pharmaceutical and/or vision benefits to any Nexvet Employee, Zoetis shall use all reasonable endeavors to cause: (i) all pre-existing condition exclusions and actively-at-work requirements of such New Plan to be waived for such employee and his or her covered dependents, unless and to the extent the individual was subject to such conditions under the comparable Nexvet Benefit Plan immediately prior to the Effective Date (an “Old Plan”); and (ii) any co-payments and deductibles paid by such employee and his or her covered dependents during the portion of the plan year of the Old Plan ending on the date such employee’s participation in the corresponding New Plan begins to be taken into account under such New Plan for the purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan. Where Zoetis maintains any of the Old Plans in full force and effect, the above provisions will not apply with respect to the benefits available under such Old Plans unless and until Zoetis replaces such Old Plans with New Plans. Nothing in the Transaction Agreement will require Zoetis to replace the Old Plans with New Plans.

7.7	Indemnification and Insurance

Zoetis agrees that all rights to exculpation, indemnification or advancement of expenses arising from, relating to, or otherwise in respect of acts or omissions occurring at or prior to the date of the Effective Time existing at the date of the Transaction Agreement in favor of each present and former director, officer or employee of Nexvet or any of its Subsidiaries (the “Indemnified Parties”) provided for in their respective organizational documents or any indemnification or similar agreements will survive the Acquisition and continue in full force and effect in accordance with their terms. For a period of no less than six (6) years from the Effective Time, Zoetis shall cause Nexvet to maintain in effect the exculpation, indemnification and advancement of expenses provisions of Nexvet’s and its Subsidiaries’ organizational documents or any indemnification or similar agreements, in the form that is in effect as of the date of the Transaction Agreement, and shall not, and shall cause Nexvet not to, amend, repeal or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any individuals who immediately before the Effective Time were current or former directors, officers or employees of Nexvet.

During the period commencing at the Effective Time and ending on the sixth (6th) anniversary of the Effective Time, Zoetis shall, and shall cause Nexvet to, indemnify and hold harmless, and advance expenses to, the Indemnified Parties against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities in connection with any actual or threatened action arising out of, relating to or in connection with (i) the fact that such Indemnified Party is or was a director or officer of Nexvet or any of its Subsidiaries, (ii) any acts or omissions occurring or alleged to occur prior to or at the Effective Time in such Indemnified Party’s capacity as a director, officer, employee or agent of Nexvet or any of its Subsidiaries, or (iii) the Acquisition, the Transaction Agreement or the transactions contemplated thereby.

Prior to the Effective Time, Nexvet shall obtain and fully pay for “tail” insurance policies with a claims period of no more than six (6) years from and after the Effective Time from an insurance carrier with the same or better credit rating as Nexvet’s current insurance carrier with respect to directors’ and officers’ liability insurance and fiduciary liability insurance with benefits and levels of coverage not materially more favorable than Nexvet’s existing policies (the “Existing Policies”) with respect to matters existing or occurring at or prior to the Effective Time (including with respect to acts and omissions occurring in connection with the Transaction Agreement, the Acquisition or the other transactions or actions contemplated thereby) and, if such policies have been obtained,

Zoetis shall, and shall cause Nexvet to, maintain such policies in full force and effect after the Effective Time; provided, however, that in no event shall Nexvet pay, or be required to pay, for such “tail” policies a one-time premium in excess of 250% of Nexvet’s current aggregate annual premium amount under its Existing Policies. If Nexvet for any reason fails to obtain such tail policy, Nexvet shall, and Zoetis shall cause Nexvet to, maintain in effect for not less than six (6) years from the Effective Time the Existing Policies for the Indemnified Parties otherwise covered by such Existing Policies; provided that (i) Nexvet may substitute therefor policies of substantially the same coverage containing terms and conditions that are no less advantageous to such Indemnified Parties and are from an insurance carrier with the same or better credit rating as Nexvet’s current insurance carrier; and (ii) Nexvet shall not be required to pay annual premiums for the Existing Policies (or for any substitute policies) in excess of 250% of the annual premiums paid for the Existing Policies prior to the date of the Transaction Agreement (the “Maximum Premium”). In the event any future annual premiums for the Existing Policies (or any substitute policies) exceed such amount, the Surviving Entity shall be entitled to reduce the amount of coverage of the Existing Policies (or any substitute policies) to the maximum amount of coverage that can be obtained for a premium equal to such amount.

7.8	Other Covenants

The Transaction Agreement also contains covenants relating to the preparation and distribution of this document and all requisite regulatory filings.

8.	Nexvet Plans and Nexvet Convertible Securities

Nexvet has agreed to do everything necessary to procure that with effect from the Effective Time, the Nexvet Plans are terminated.

Nexvet has also agreed to do everything necessary to procure that all Nexvet Options and Nexvet RSUs, whether vested or unvested, that are outstanding and unexercised as of immediately prior to the Effective Time shall, at the Effective Time, automatically (and without any action on the part of any holder thereof) be cancelled and terminated. At the Effective Time, all Nexvet Options and Nexvet RSUs shall no longer be exercisable for or convertible into Nexvet Shares except that:

•	if the exercise or conversion price per ordinary share of any Nexvet Option or Nexvet RSU (whether or not vested) that is outstanding as of immediately prior to the Effective Time is less than the Consideration, it shall be converted into the right of the holder thereof to receive $6.72 less the exercise or conversion price payable by or on behalf of the holder for the purpose of exercising or converting such Nexvet Option or Nexvet RSU (without interest and less any applicable withholding taxes); and

•	if the exercise or conversion price per ordinary share of any Nexvet Option or Nexvet RSU (whether or not vested) that is outstanding as of immediately prior to the Effective Time is equal to or exceeds the Consideration, such Nexvet Option or Nexvet RSU shall be cancelled as of the Effective Time without the payment of any amount or other consideration in respect thereof.

The Nexvet Warrants will remain in existence (subject to their terms) following the Effective Time, but the proposed new Article 193 of Nexvet’s articles of association will result in any share in the capital of Nexvet issued upon exercise of Nexvet Warrants following the Scheme Record Time being immediately acquired by Bidco from the holder of the Nexvet Warrant for the Consideration. The proposed new Article 193 is set out in Resolution 5 in the notice of the EGM set out in Part 11 (Notice of Extraordinary General Meeting of Nexvet Biopharma plc) of this document.

9.	Irrevocable Undertakings

Zoetis and Bidco have received irrevocable undertakings from all members of the Nexvet Board (Christopher Brown, George Gunn, Ashraf Hanna, Mark Heffernan, Cormac Kilty, Joseph McCracken, Rajiv Patel

and John Payne) that they will vote in favor of the Proposals and Resolutions at the Meetings in their capacity as shareholders in respect of their entire beneficial holdings of Nexvet Shares. In the aggregate, this amounts to 543,813 Nexvet Shares, representing approximately 4.6% of the issued and outstanding ordinary share capital of Nexvet on May 30, 2017.

In addition, Zoetis and Bidco have received irrevocable undertakings from Farallon Capital Management, L.L.C. (acting through related companies), Adage Capital Partners GP, L.L.C. and Broadfin Capital, LLC that they will vote in favor of the Proposals and Resolutions at the Meetings in respect of their entire beneficial holdings of Nexvet Shares. In the aggregate, this amounts to 4,570,896 Nexvet Shares, representing approximately 38.4% of the issued and outstanding ordinary share capital of Nexvet on May 30, 2017.

The irrevocable undertakings from members of the Nexvet Board referred to above shall lapse upon the occurrence of certain events, namely the earlier to occur of the following:

(a)	the Scheme becoming effective;

(b)	the Transaction Agreement being terminated in accordance with its terms.

The irrevocable undertaking from each of the Nexvet Shareholders referred to above shall lapse upon the occurrence of certain events, namely the earliest to occur of the following:

(a)	the Scheme becoming effective;

(b)	any third party, in accordance with the Takeover Rules, announcing a firm intention to make a general offer to acquire the entire issued and to be issued share capital of Nexvet (not already owned by such third party) with a value per Nexvet Share in cash (or equivalent to cash) of $7.06 or more; or

(c)	the Transaction Agreement being terminated in accordance with its terms.

10.	Delisting and Cancellation of Trading

On completion of the Acquisition, Nexvet will become a direct wholly-owned Subsidiary of Bidco and a wholly-owned indirect Subsidiary of Zoetis, and trading of Nexvet Shares on NASDAQ will be cancelled. Following such cancellation, the Nexvet Shares will not be publicly-traded or listed on a securities exchange in the United States or elsewhere and will be deregistered under the Exchange Act.

Any share certificates in respect of the Nexvet Shares will cease to be of value and should at the request of Nexvet be delivered to Nexvet, or any person appointed by Nexvet, for cancellation or destruction following the Effective Date. It is intended that Nexvet will be re-registered as a private limited company following the Effective Date.

11.	Financial Analysis

Your attention is drawn to the Evercore Fairness Opinion which is contained in Annex C to this document.

Evercore Partners International LLP is acting as independent financial adviser to the Nexvet Directors in relation to the Acquisition for the purposes of Rule 3 of the Takeover Rules.

As part of its engagement, the Nexvet Directors requested that Evercore render an opinion in accordance with its customary practice with respect to the fairness, from a financial point of view, to Nexvet Shareholders of the Consideration to be received by Nexvet Shareholders pursuant to the Scheme. On April 12, 2017, Evercore made a presentation of its advice to the Nexvet Board regarding the financial terms of the Acquisition, including a confirmation that it considered such financial terms to be fair and reasonable, having taken into account the commercial assessments of the Nexvet Directors. Later that day, Evercore issued a written opinion to the Nexvet Board stating that, as of April 12, 2017, and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of the review undertaken by Evercore as set forth therein, the $6.72 per share Consideration to be received by Nexvet Shareholders pursuant to the Scheme was fair, from a financial point of view, to such Nexvet Shareholders.

Nexvet urges Nexvet Shareholders to read the entire Evercore Fairness Opinion carefully to learn about the assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of the review undertaken by Evercore in rendering the Evercore Fairness Opinion.

Your attention is drawn to paragraph 11 of Part 3 (Information Required under Section 452 of the Act –Recommended Acquisition for Cash of Nexvet) of this document which contains a discussion of the Evercore Fairness Opinion.

12.	Further Information

Your attention is drawn to the information set out in the rest of this document. You are advised to read this document in its entirety and not to rely solely on the information in this Part 1 (Letter of Recommendation from the Nexvet Board) of this document.

13.	Action to be Taken

Your attention is drawn to the summary of the action to be taken at pages 19-23 of this document.

14.	Overseas Shareholders

Persons who are resident in, or who are citizens of, jurisdictions outside of Ireland or the United States should refer to paragraph 10 of Part 3 (Information Required under Section 452 of the Act –Recommended Acquisition for Cash of Nexvet) of this document, which contains important information relevant to such persons.

15.	Additional Information on Nexvet

Nexvet (NASDAQ: NVET) is a clinical-stage biopharmaceutical company focused on transforming the therapeutic market for companion animals, such as dogs and cats, by developing and commercializing novel, species-specific biologics. Nexvet’s platform technology, which it refers to as “PETization,” is an algorithmic approach that enables Nexvet to rapidly create monoclonal antibodies (“mAbs”), a type of biologic that is designed to be recognized as “self” or “native” by an animal’s immune system, a property referred to as “100% species-specificity.” PETization is designed to build upon the safety and efficacy data from clinically tested human therapies to create new therapies for companion animals, which is intended to reduce clinical risk and development cost.

Nexvet is leveraging diverse global expertise and incentives to build a vertically integrated biopharmaceutical company, which conducts drug discovery in Australia, conducts clinical development in the United States and Europe and conducts manufacturing in Ireland. Nexvet’s registered and principal office is located at Unit 5, Sragh Technology Park, Rahan Road, Tullamore, County Offaly, Ireland.

Nexvet Shares have been traded in the United States on NASDAQ under the symbol “NVET” since Nexvet’s initial public offering in February 2015.

16. Recommendation

The Nexvet Directors, who have been so advised by Evercore as to the financial terms of the Acquisition, consider the terms of the Acquisition to be fair and reasonable to, and in the best interests of, Nexvet and Nexvet Shareholders taken as a whole. In providing its opinion to the Nexvet Directors, Evercore has taken into account the commercial assessments of the Nexvet Directors. The Nexvet Directors unanimously determined that the

Expenses Reimbursement Agreement, the Transaction Agreement and the transactions contemplated thereby, including the Scheme, are fair and reasonable to, and in the best interests of, Nexvet and Nexvet Shareholders taken as a whole.

Accordingly, the Nexvet Directors unanimously recommend that Nexvet Shareholders vote in favor of the Scheme Meeting Resolution and the EGM Resolutions (or in the event that the Acquisition is implemented by way of a Takeover Offer, Nexvet Shareholders accept such Takeover Offer).

Yours faithfully,

/s/ Dr. George Gunn

Dr. George Gunn

Chairman of the Board, Nexvet Biopharma plc

PART 2

LETTER FROM BIDCO

ZOETIS BELGIUM S.A.

(having its official seat in Louvain-la-Neuve, Belgium, registered with the Belgium trade register under number 0401.953.350 (RLE Nivelles))

Registered Office Laid Bumiat 1, B-1348 Louvain-la-Neuve Belgium

To Nexvet Shareholders, and, for information only, to holders of Nexvet Convertible Securities

RECOMMENDED ACQUISITION OF NEXVET BIOPHARMA PLC

Dear Nexvet Shareholder,

1.	Background to and Reasons for the Acquisition

On April 13, 2017, Nexvet and Zoetis announced that they had reached agreement on the terms of a recommended acquisition of Nexvet by Zoetis through Bidco, a wholly-owned indirect Subsidiary of Zoetis.

The acquisition of Nexvet would strengthen Zoetis’ pipeline in monoclonal antibodies (mAbs), an important area where Zoetis is looking to expand its portfolio and sustain its leadership.

Zoetis believes this acquisition strengthens its research and development pipeline in biologics, including monoclonal antibodies for pain and other therapeutic areas in companion animals.

2.	Information on Zoetis and Bidco

Zoetis (NYSE: ZTS) is the leading animal health company, dedicated to supporting its customers and their businesses. Building on more than 60 years of experience in animal health, Zoetis discovers, develops, manufactures and markets veterinary vaccines and medicines, complemented by diagnostic products, genetic tests, biodevices and a range of services. Zoetis serves veterinarians, livestock producers and people who raise and care for farm and companion animals with sales of its products in more than 100 countries. In 2016, Zoetis generated annual revenue of $4.9 billion with approximately 9,000 employees. Bidco is a wholly-owned indirect Subsidiary of Zoetis.

Zoetis’ financial adviser is Goldman Sachs. Morgan, Lewis & Bockius LLP, New York and Arthur Cox, Dublin are providing legal advice to Zoetis and Bidco as to U.S. Law and Irish Law, respectively.

3.	The Consideration

Under the terms of the Acquisition, Nexvet Shareholders will be entitled to receive $6.72 in cash per Nexvet Share, including any shares issued upon exercise of outstanding exercisable or convertible securities, in return for the cancellation of their shares, on the date the Scheme becomes effective. This consideration values the entire issued and to be issued share capital of Nexvet at approximately $85 million and represents:

•	a 66% premium over the closing sale price of $4.05 per Nexvet Share on April 12, 2017 (being the latest date prior to announcement of the Acquisition);

•	a 71% premium over Nexvet’s volume weighted average price per share for the one-month period ended on April 12, 2017; and

•	an 87% premium over Nexvet’s volume weighted average price per share for the three-month period ended on April 12, 2017.

4.	Financing the Acquisition

The Consideration payable by Bidco under the terms of the Acquisition will be funded by cash on hand and Bidco’s own financial resources. Goldman Sachs, financial adviser to Zoetis and Bidco, is satisfied that sufficient resources are available to Bidco to satisfy in full the Consideration payable to Nexvet Shareholders under the terms of the Acquisition.

5.	Directors, Management, Employees and Nexvet’s Business

The acquisition of Nexvet would strengthen Zoetis’ pipeline in monoclonal antibodies, an important area where Zoetis is looking to expand its portfolio and sustain its leadership.

The global market for companion animal pain therapeutics is currently estimated at approximately $400 million annually. Zoetis has been a leader in companion animal pain based on its RIMADYL pharmaceutical non-steroidal anti-inflammatory (NSAID) product, and Nexvet’s pipeline product ranevetmab (a mAb targeting nerve-growth factor (NGF)) would complement Zoetis’ offering with the introduction of the industry’s first monoclonal antibody for chronic pain (monthly injectable). Ranevetmab would be a highly differentiated alternative to Zoetis’ NSAID pain products, which are administered daily instead of monthly, have a different form of administration and work through a different mechanism of action. Feline treatments for pain are limited, and Nexvet’s feline-specific injectable mAb (frunevetmab, also a mAb targeting NGF) could also open up a new opportunity in feline pain that is underserved today.

This transaction demonstrates Zoetis’ intent to remain the leader in animal health and innovation, and its judicious capital allocation strategy consisting of a mix of internal research and development and business development activities to grow the business and create value for shareholders.

At this point in time, Zoetis has not yet developed its plans regarding the potential impact of the Acquisition on Nexvet’s operations, including its employees, locations of business or redeployment of fixed assets. Integration planning is an ongoing process that will continue after the closing of the Acquisition. Any such strategic plans will be finalized once the Acquisition has been completed and Zoetis has obtained a greater insight into the day-to-day operations of Nexvet. Until these strategic plans have been finalized, Zoetis is not in a position to comment on prospective potential impacts upon employment, specific locations or any redeployment of fixed assets. Based upon Zoetis’ considerable experience in integrating acquisitions, it is Zoetis’ expectation that there will be a reduction in headcount for the combined group stemming from the elimination of duplicative activities, functions, facilities or the redeployment of fixed assets. Zoetis has given commitments in the Transaction Agreement in relation to Nexvet Employees, as set out below.

For a period of one year following the Effective Date, Zoetis has agreed to provide, or cause to be provided, to each Nexvet Employee, following any consultation processes which are required by Law or pursuant to existing contractual obligations:

•	base salary or wage rate that is no less favorable than the base salary or wage rate, as applicable, provided to such Nexvet Employee immediately prior to the Effective Time;

•	for Australian and Irish employees, superannuation or pension payments (as applicable), that are no less favorable in the aggregate to the payments included in any total fixed remuneration provided to such Nexvet Employee immediately prior to the Effective Time;

•	cash bonus opportunities no less favorable in the aggregate than those provided to such Nexvet Employee immediately prior to the Effective Time;

•	equity compensation opportunities under the equity compensation plans of Zoetis or its affiliates as may be determined by Zoetis, in a manner that is consistent with Zoetis’ determination with respect to its similarly situated employees;

•	other employee benefits that, in the aggregate and when taken as a whole, are substantially comparable to those provided to Nexvet Employees immediately prior to the Effective Time; and

•	severance benefits that are no less favorable than the severance benefits that would have been applicable immediately prior to the Effective Time to each Nexvet Employee.

Subject to the de-listing of Nexvet, Zoetis will also seek to reduce costs where appropriate, which have historically been related to Nexvet’s status as a listed company.

Upon the Scheme becoming effective, each Nexvet Director will resign from the Nexvet Board and one or more persons affiliated with Zoetis will be appointed to the Nexvet Board. Pursuant to the terms of the Transaction Agreement, for a period of six years following the Effective Date, the Nexvet Directors will be entitled to certain ongoing indemnification rights under the Nexvet Group’s organizational documents as well as coverage under directors’ and officers’ liability insurance policies from Nexvet (which Zoetis has agreed to cause Nexvet to maintain).

6.	Payment of Scheme Consideration

Upon completion of the Scheme, settlement of the Consideration will be effected within 14 days of the Effective Date. Full details of arrangements in connection with the payment of the Consideration are set out at paragraphs 3 and 4 of Part 4 (The Scheme of Arrangement) of this document and the Transaction Agreement.

Yours faithfully,

/s/ Roman Trawicki

Roman Trawicki

Director, Zoetis Belgium S.A.

PART 3

INFORMATION REQUIRED UNDER SECTION 452 OF THE ACT—RECOMMENDED ACQUISITION FOR CASH OF NEXVET

1	Introduction

On April 13, 2017, Nexvet and Zoetis announced that they had reached agreement on the terms of a recommended acquisition for cash of the entire issued and to be issued share capital of Nexvet by Bidco by way of a scheme of arrangement under Chapter 1 of Part 9 of the Act.

Your attention is drawn to the letter of recommendation from the Nexvet Board in Part 1 (Letter of Recommendation from the Nexvet Board) of this document, which sets out the reasons why the Nexvet Directors, who have been so advised by Evercore as to the financial terms of the Acquisition, consider the terms of the Acquisition to be fair and reasonable to, and in the best interests of, Nexvet and Nexvet Shareholders taken as a whole and why the Nexvet Board unanimously recommends that all Nexvet Shareholders vote in favor of the Acquisition and the Scheme at the Scheme Meeting and at the EGM, as the Nexvet Directors intend to do in respect of their beneficial holdings of Nexvet Shares, which represented approximately 4.6% of the existing issued share capital of Nexvet at the Voting Record Time. In providing its opinion to the Nexvet Directors, Evercore has taken into account the commercial assessments of the Nexvet Directors.

2	The Acquisition

The Acquisition is to be effected by way of the scheme of arrangement between Nexvet and the Scheme Shareholders under Part 1 of Chapter 9 of the Act. The Scheme is set out in full in Part 4 (The Scheme of Arrangement) of this document. Under the terms of the Scheme, Bidco will pay the Consideration to Scheme Shareholders in consideration for the cancellation of their Cancellation Shares and/or the transfer to Bidco of their Transfer Shares. Immediately prior to the cancellation of the Cancellation Shares, one ordinary share in Nexvet will be issued to Zoetis or its nominee(s) at a price equal to the nominal value of such Nexvet ordinary share so as to ensure that Zoetis has 100% control of Nexvet on completion of the Acquisition.

If the Scheme is implemented, at the Effective Time, all Cancellation Shares will be cancelled pursuant to Sections 84 to 86 of the Act and all Transfer Shares will be transferred to Bidco in accordance with the Scheme. Nexvet will then issue New Nexvet Shares to Bidco in place of the Cancellation Shares and Bidco will pay the Consideration to Scheme Shareholders in consideration for the Acquisition. As a result of the Scheme, Nexvet will become a wholly-owned Subsidiary of Bidco.

The Scheme will require approval by Nexvet Shareholders at the Scheme Meeting, approval by Nexvet Shareholders at the EGM and the sanction of the High Court at the Court Hearing. The Scheme Meeting and the EGM and the nature of the approvals required to be given at the Meetings are described in more detail in paragraph 4 of this Part 3 (Information Required under Section 452 of the Act –Recommended Acquisition for Cash of Nexvet). Each Nexvet Shareholder of record is entitled to be represented by counsel or a solicitor (at its own expense) at the Court Hearing to support or oppose the sanctioning of the Scheme.

The Acquisition is subject to a number of Conditions (summarized in paragraph 3 of this Part 3 (Information Required under Section 452 of the Act –Recommended Acquisition for Cash of Nexvet) and set out in full in Part 5 (Conditions and Further Terms of the Acquisition and the Scheme) of this document). The Acquisition can only become effective if the Conditions to the Acquisition have been satisfied or (where permissible) waived on or before the Effective Date in accordance with their respective terms.

Assuming the necessary approvals from Nexvet Shareholders have been obtained and all other conditions have been satisfied or, where applicable, waived, the Scheme will become Effective upon delivery to the Registrar of Companies of a copy of the Court Order, together with the minute required by Section 86(1) of the Act confirming the capital reduction necessary to implement the Scheme and registration of the Court

Order and minute by the Registrar of Companies. If the Scheme becomes Effective, it will be binding on all Nexvet Shareholders, irrespective of whether or not they attended or voted at the Scheme Meeting or the EGM (and, if they attended and voted, whether or not they voted in favor). The Scheme is expected to become effective in the second half of 2017.

3	The Conditions

The Acquisition is conditional on, among other things, the Scheme becoming effective. The Conditions to the Acquisition and the Scheme are set out in full in Part 5 (Conditions and Further Terms of the Acquisition and the Scheme) of this document. The implementation of the Scheme and the Acquisition is conditional, among other things, upon:

•	the Scheme becoming effective and unconditional by not later than (i) October 13, 2017, or by January 13, 2018 if a date has not been set for the High Court hearing to approve the Scheme by July 30, 2017, (ii) such earlier date as may be specified by the Panel, or (iii) such later date as Zoetis and Nexvet may agree (with the consent of the Panel, if required), and as the High Court may allow;

•	the approval of the Scheme by a majority in number of Nexvet Shareholders present and voting (either in person or by proxy) at the Scheme Meeting, representing at least 75% in value of the Nexvet Shares held by such holders (as of the Voting Record Time), at the Scheme Meeting on or before the End Date;

•	the requisite majority of Nexvet Shareholders approving the EGM Resolutions (with the exception of Resolution 6) on or before the End Date;

•	the issuance of the Court Order and the confirmation by the High Court of the reduction of capital necessary to implement the Scheme on or before the End Date, and the registration of the Court Order and the minute related to the reduction of capital with the Registrar of Companies in Dublin, Ireland, on or before the End Date; and

•	the other conditions set forth in Part 5 (Conditions and Further Terms of the Acquisition and the Scheme) of this document being satisfied or (where permissible) waived on or before the sanction of the Scheme by the High Court.

4	Consents and Meetings

The Scheme is subject to approval by Nexvet Shareholders at the Scheme Meeting as more fully described in paragraph 4.1 of this Part 3 (Information Required under Section 452 of the Act –Recommended Acquisition for Cash of Nexvet) and its implementation will also require various approvals of Nexvet Shareholders (where eligible) at the separate EGM, as more fully described in paragraph 4.2 of this Part 3 (Information Required under Section 452 of the Act –Recommended Acquisition for Cash of Nexvet), both of which will be held on July 10, 2017. The Scheme Meeting will be held at the offices of Matheson, 70 Sir John Rogerson’s Quay, Dublin 2, Ireland on July 10, 2017, commencing at 10:00 a.m. (Irish time). The EGM will be held at the same location and place, commencing at 10:30 a.m. (Irish time) or, if later, immediately after the conclusion or adjournment of the Scheme Meeting. The purpose of the Scheme Meeting is to allow the High Court to ascertain whether Nexvet Shareholders are in favor of the Scheme. The purpose of the EGM is to seek approvals to facilitate the implementation of the Scheme, including but not limited to, to amend the Nexvet Constitution, to authorize the Nexvet Directors to take such action as they consider necessary or appropriate to carry the Scheme into effect, and the other matters described below.

Notices of the Scheme Meeting and the EGM are set out in the following parts of this document:

•	Part 10 (Notice of the Nexvet Scheme Meeting); and

•	Part 11 (Notice of Extraordinary General Meeting of Nexvet Biopharma plc).

The entitlement of Nexvet Shareholders to attend and vote at each Meeting (where eligible) is detailed in the section above entitled “Action to be Taken/General Information.” The number of votes which may be cast at each Meeting will be determined by reference to the Register of Members of Nexvet at the Voting Record Time.

4.1	Scheme Meeting

The Scheme Meeting has been convened for 10:00 a.m. (Irish time) on July 10, 2017, to enable Nexvet Shareholders at the Voting Record Time to consider and vote on a resolution proposing that the Scheme in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the High Court. At the Scheme Meeting, voting will be by poll and not a show of hands and each Nexvet Shareholder who is present in person or by proxy will be entitled to one vote for each Nexvet Share held for the purposes of sub-paragraph (b) below. The approval required at the Scheme Meeting is that those voting to approve the Scheme must:

(a)	represent a majority in number of those Nexvet Shareholders of record at the Voting Record Time present and voting in person or by proxy at the Scheme Meeting; and

(b)	also represent 75% in value of the Nexvet Shares held by those Nexvet Shareholders at the Voting Record Time present and voting in person or by proxy at the Scheme Meeting.

It is important that as many votes as possible are cast at the Scheme Meeting so that the resolution to approve the Scheme can be passed and that the High Court may be satisfied that there is a fair representation of Nexvet Shareholder opinion when it is considering whether to sanction the Scheme. Nexvet urges Nexvet Shareholders who hold shares in street name to follow the instructions received from their brokerage firm, bank, dealer or other similar organization, to ensure the representation and voting of their Nexvet Shares at the Scheme Meeting. The Nexvet Board strongly urges Nexvet Shareholders of record to complete, sign, date, and return the proxy card marked “Meeting 1—Scheme Meeting” or to vote via the Internet at www.astproxyportal.com/ast/nvet by the Proxy Return Time to ensure the representation and voting of their Nexvet Shares at the Scheme Meeting.

4.2	Extraordinary General Meeting

In addition, the EGM has been convened for 10:30 a.m. (Irish time) on July 10, 2017 or, if later, as soon thereafter as the Scheme Meeting is concluded or adjourned. A quorum must be present in order to conduct any business at the EGM. The Nexvet Articles provide that Nexvet Shareholders may not take action at the EGM unless there is a quorum present. A quorum is present if one or more Nexvet Shareholders is present in person or by proxy holding not less than a majority of the issued and outstanding Nexvet Shares entitled to vote at the meeting. At the EGM, Nexvet Shareholders will consider and, if thought fit, pass the following resolutions (which in the case of special resolutions require the approval of at least 75% of the votes cast, and in the case of ordinary resolutions require the approval of a majority of the votes cast):

Resolution 1—Special Resolution

To amend the memorandum of association of Nexvet to broaden the objects of Nexvet in order to enable it to implement the Scheme.

Resolution 2—Ordinary Resolution

To approve the Scheme and to authorize the Nexvet Directors to take such action as they consider necessary or appropriate to carry the Scheme into effect.

Resolution 3—Special Resolution

To approve the cancellation of the Cancellation Shares pursuant to Section 84 of the Act.

Resolution 4—Ordinary Resolution

To authorize the directors of Nexvet to effect the allotment of the New Nexvet Shares and to apply the reserve in the books arising upon the cancellation described above in paying up in full at par New Nexvet Shares.

Resolution 5—Special Resolution

To amend the Nexvet Articles so that any Nexvet Shares, other than any allotted and issued to Bidco and/or its nominee(s), allotted and issued following the Voting Record Time will either be subject to the terms of the Scheme or will be immediately and automatically acquired by Bidco for the same consideration per Nexvet Share as shall be payable to Nexvet Shareholders by Bidco under the Scheme.

Resolution 6—Special Resolution

To approve the cancellation of the Euro Deferred Shares pursuant to Section 84 of the Act.

Resolution 7—Ordinary Resolution

To approve a proposal to adjourn the EGM, if necessary, to solicit additional proxies in favor of approval of the resolutions to be considered at the EGM. Nexvet is submitting a proposal for consideration at the EGM to authorize the Chairman of the EGM to approve one or more adjournments of the EGM if there are not sufficient votes to approve the resolutions to be considered at the EGM at the time of the EGM. Even though a quorum may be present at the EGM, it is possible that Nexvet may not have received sufficient votes to approve the resolutions to be considered at the EGM by the time of the EGM. In that event, Nexvet would determine to adjourn the EGM in order to solicit additional proxies. The adjournment proposal relates only to an adjournment of the EGM for purposes of soliciting additional proxies to obtain the requisite Nexvet Shareholder approval to approve the EGM Resolutions. Any other adjournment of the EGM (e.g., an adjournment required because of the absence of a quorum or the previous adjournment of the Scheme Meeting) would be voted upon pursuant to the discretionary authority granted by the proxy.

4.3	Court Hearing

Subject to the approval of the Resolutions (with the exception of Resolution 6 of the EGM) and the prior satisfaction (or waiver, where permissible) of the Conditions, the Court Hearing is expected to take place during the second half of 2017. Each Nexvet Shareholder is entitled to be represented by counsel or a solicitor (at its own expense) at the Court Hearing to support or oppose the sanctioning of the Scheme.

4.4	Proxy Cards and Voting by Nexvet Shareholders

Nexvet Shareholders of record have been sent proxy cards marked with the relevant number of the meeting for the Scheme Meeting and the EGM. Nexvet Shareholders of record are strongly urged to complete and return their relevant proxy cards (in respect of the Scheme Meeting the proxy card marked Meeting 1—Scheme Meeting and in respect of the EGM the proxy card marked Meeting 2—Extraordinary General Meeting) to American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219, United States, as soon as possible and in any event, by no later than the Proxy Return Time.

Nexvet Shareholders who hold their shares in street name are strongly urged to follow the instructions received from their brokerage firm, bank, dealer or other similar organization in respect of the Scheme Meeting and the EGM.

4.5	Abstentions and Broker Non-Votes

If Nexvet Shareholders who hold in street name, or brokers holding Nexvet Shares on behalf of their clients, cause abstentions to be recorded, these Nexvet Shares will be considered present for purposes of determining whether or not a quorum is present at the Meetings. However, abstentions will have no effect on the approval of any of the proposals.

A member of the NYSE (such as a brokerage firm, bank, dealer or other similar organization) who has received no instructions from its client is permitted to vote its client’s proxies at its discretion, if the vote relates to certain “routine” proposals. Where a proposal is not “routine,” such as the resolutions to be proposed at the Scheme Meeting and the EGM, a brokerage firm, bank, dealer or other similar organization who has received no instructions from its clients does not have discretion to vote its clients’ uninstructed shares on that proposal. When a member of the NYSE indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, the missing votes are referred to as “broker non-votes.” The Resolutions to be proposed at the Scheme Meeting and the EGM are not “routine,” so a member of the NYSE who has received no instructions from its clients may not vote for or against the Resolutions. Those shares would be considered present for purposes of determining whether or not a quorum is present at the Meetings, but they are not entitled to vote and will have no effect on the approval of the Resolutions.

5	Structure of the Scheme

It is proposed that, under the Scheme, the Cancellation Shares will be cancelled pursuant to Sections 84 to 86 of the Act and all Transfer Shares will be transferred to Bidco. New Nexvet Shares will be issued to Bidco (and/or its nominee(s)) by the capitalization of the reserve arising from the cancellation of the Cancellation Shares. As a result of these arrangements, Nexvet will become a wholly-owned Subsidiary of Bidco.

Nexvet Shareholders whose shares are subject to the Scheme will receive the Consideration (without interest and less any applicable withholding taxes). Nexvet Shares issued after the Scheme Record Time will not be subject to the Scheme. Accordingly, it is proposed that the Nexvet Articles be amended so that any Nexvet Shares issued after the Scheme Record Time (other than to Bidco) will be immediately and automatically transferred to Bidco on the same terms as under the Scheme.

It is expected that the Scheme will become effective and that the Acquisition will be completed in the second half of 2017. The Scheme can only become effective if all the Conditions to which the Scheme is subject have been satisfied or (where permissible) waived by no later than the End Date or such later date (if any) as Nexvet, Bidco and Zoetis may, with (if required) the consent of the Panel, agree and (if required) the High Court may allow. Assuming the necessary approvals from Nexvet Shareholders have been obtained and all other conditions have been satisfied or (where permissible) waived, the Scheme will become Effective upon delivery to the Registrar of Companies of a copy of the Court Order, together with the minute required by Section 86(1) of the Act confirming the capital reduction necessary to implement the Scheme and registration of the Court Order and minute by the Registrar of Companies. If the Scheme becomes Effective, it will be binding on all Nexvet Shareholders, irrespective of whether or not they attended or voted at the Scheme Meeting or the EGM (and, if they attended and voted, whether or not they voted in favor).

6	Nexvet Convertible Securities

This section describes the treatment of Nexvet Options, Nexvet RSUs and Nexvet Warrants. As is required under the Takeover Rules, appropriate proposals will be made to holders of Nexvet Convertible Securities in connection with the Scheme. The treatment given to all such Nexvet Convertible Securities will be as set forth below.

All Nexvet Options and Nexvet RSUs, whether vested or unvested, that are outstanding and unexercised as of immediately prior to the Effective Time shall, at the Effective Time, automatically (and without any action on the part of any holder thereof) be cancelled and terminated. At the Effective Time, all Nexvet Options and Nexvet RSUs shall no longer be exercisable for or convertible into Nexvet Shares except that:

•	if the exercise or conversion price per ordinary share of any Nexvet Option or Nexvet RSU (whether or not vested) that is outstanding as of immediately prior to the Effective Time is less than the Consideration, it shall be converted into the right of the holder thereof to receive $6.72 less the exercise or conversion price payable by or on behalf of the holder for the purpose of exercising or converting such Nexvet Option or Nexvet RSU (without interest and less any applicable withholding taxes); and

•	if the exercise or conversion price per ordinary share of any Nexvet Option or Nexvet RSU (whether or not vested) that is outstanding as of immediately prior to the Effective Time is equal to or exceeds the Consideration, such Nexvet Option or Nexvet RSU shall be cancelled as of the Effective Time without the payment of any amount or other consideration in respect thereof.

The Nexvet Warrants will remain in existence (subject to their terms) following the Effective Time, but the proposed new Article 193 of Nexvet’s articles of association will result in any share in the capital of Nexvet issued upon exercise of Nexvet Warrants following the Scheme Record Time being immediately acquired by Bidco from the holder of the Nexvet Warrant for the Consideration. The proposed new Article 193 is set out in Resolution 5 in the notice of the EGM set out in Part 11 (Notice of Extraordinary General Meeting of Nexvet Biopharma plc) of this document.

7	The Nexvet Directors and Executive Officers and the Effect of the Scheme on their Interests

7.1	Interests Held by Nexvet Directors and Executive Officers

The effect of the Scheme on the interests of the Nexvet Directors and executive officers does not differ from its effect on the like interests of other persons, except as disclosed in this paragraph 7.

The names of the Nexvet Directors and executive officers are listed below. The address of each person listed in the table below is c/o Nexvet Biopharma plc, Unit 5, Sragh Technology Park, Tullamore, Co. Offaly, Ireland.

Name	Position
Christopher Brown	Director
Ashraf Hanna	Director
Mark Heffernan	Director, Chief Executive Officer
George Gunn	Chairman of the Board
Cormac Kilty	Director
Joseph McCracken	Director
Rajiv Patel	Director
John Payne	Director
Jürgen Horn	Chief Product Development Officer
Damian Lismore	Chief Financial Officer
Geraldine Farrell	General Counsel and Vice President Operations

The interests of Nexvet Directors and executive officers in the share capital of Nexvet and in the Nexvet Plans, including the Nexvet Options and Nexvet RSUs, are set out in paragraphs 4 and 5 of Part 8 (Additional Information) of this document.

The executive officers of Nexvet have an interest in continued employment pursuant to Section 7.3 of the Transaction Agreement, which provides that for a period of one year following the Effective Time, Zoetis will provide, or will cause to be provided to each Nexvet Employee certain employment benefits, including base salary and cash bonus opportunities, that are no less favorable to each Nexvet Employee than those provided by Nexvet immediately prior to the Effective Time. The entitlement of Nexvet Employees, including Nexvet’s executive officers, to continued employment is detailed in the section above entitled “Employee Matters.”

7.2	Treatment of Ordinary Shares, Nexvet RSUs and Nexvet Options

Nexvet Directors and executive officers will receive the same Consideration per Nexvet Share on the same terms and conditions as the other holders of Nexvet Shares in connection with the Scheme. Nexvet RSUs and Nexvet Options held by the Nexvet Directors and executive officers will be treated in a similar manner to all other Nexvet RSUs and Nexvet Options, as set out in paragraph 6 of this Part 3 (Information Required under Section 452 of the Act –Recommended Acquisition for Cash of Nexvet).

7.3	Table of Equity Related Payments

The following table sets forth the Nexvet Shares, Nexvet Options and Nexvet RSUs held by each of the Nexvet Directors and executive officers, together with the value payable in respect of such holdings, in connection with the consummation of the Scheme. No Nexvet Director or executive officer holds any interest, directly or indirectly in any Nexvet Warrants, except in the case of Mr. Patel who holds an indirect interest in Nexvet Warrants through entities associated with Farallon Capital Management, L.L.C., Mr. Lismore and Ms. Farrell. The table below excludes Nexvet Shares issuable upon the exercise of Nexvet Warrants because the exercise price is in excess of the $6.72 per share Consideration payable in the Acquisition. The information reflects holdings of Nexvet Shares, Nexvet RSUs and Nexvet Options as of June 1, 2017, assuming solely for purposes of this table that the Scheme is completed in the second half of 2017.

Name	Ordinary Shares Held (#)		Value of Ordinary Shares Held (1)		Shares Underlying Nexvet Options (#)		Value of Ordinary Shares Underlying Nexvet Options ($) (2)	Shares Underlying Nexvet RSUs (#)	Value of RSUs ($) (3)	Aggregate Value for Equity ($)
Christopher Brown	12,400		$83,328		10,680		$70,435	3,600	$23,742	$177,505
George Gunn	38,500		258,720		—		—	5,600	36,932	295,652
Ashraf Hanna	13,420		90,182				—	4,100	27,040	117,222
Mark Heffernan	292,754		1,967,307		66,076	(4)	111,822	217,572	1,434,887	3,514,016
Cormac Kilty	151,564		1,018,510		—		—	3,600	23,742	1,042,252
Joseph McCracken	12,300		82,656		—		—	4,100	27,040	109,696
Rajiv Patel	2,658,176	(5)	17,862,943	(5)	—		—	5,100	33,635	17,896,577
John Payne	13,395		90,014		—		—	3,600	23,742	113,756
Geraldine Farrell	30,760		206,707		9,060	(6)	59,751	47,018	310,084	576,542
Jürgen Horn	—		—		60,000		97,200	63,000	415,485	512,685
Damian Lismore	66,634		447,780		11,079	(4)	73,066	106,250	700,719	1,221,565

(1)	Reflects the number of Nexvet Shares held by the person, multiplied by $6.72.
(2)	Reflects the product of the number of Nexvet Shares issuable upon exercise of Nexvet Options held by the person, multiplied by the difference between $6.72 and the Nexvet Option’s exercise price per share.
(3)	Reflects the product of the number of Nexvet Shares issuable upon conversion of Nexvet RSUs held by the person, multiplied by the difference between $6.72 and the $0.125 conversion price per share.
(4)	Excludes 100,000 Nexvet Shares issuable upon exercise of Nexvet Options held by the person, with an exercise price of $15.00 per share, which exceeds the $6.72 per share Consideration payable in the Acquisition.

(5)	Includes 2,648,696 Nexvet Shares held by entities associated with Farallon Capital Management, L.L.C.
(6)	Excludes 20,000 Nexvet Shares issuable upon exercise of options with exercise price of $15.00 per share, which exceeds the $6.72 per share Consideration payable in the Acquisition.

7.4	Agreements or Arrangements with Nexvet Executive Officers

Nexvet has entered into employment agreements with Dr. Mark Heffernan, Damian Lismore and Dr. Jürgen Horn that provide certain severance benefits as follows:

•	Upon a “change in control,” all his equity awards will become 100% vested and exercisable in full.

•	Upon termination without “cause” or resignation for “good reason” immediately prior to, upon or within 12 months following a “change of control,” he will be entitled to (i) the prorated amount of his base salary and any accrued and used vacation or benefits through the termination date, and (ii) continued payment of his base salary and health insurance premiums for himself and his eligible dependents for 12 months, a cash amount approximating the value of the annual equity award he would have received in the year of his termination (prorated through his termination date), and full acceleration of the vesting of his options and any annual equity awards (which will be exercisable for the remainder of the option term as if employment had not terminated).

Dr. Heffernan’s and Mr. Lismore’s employment agreements also provide that, if amounts in the nature of compensation payable to Dr. Heffernan or Mr. Lismore would be subject to the excise tax imposed by Section 4999 of the Code, each would be entitled to receive either the full payment or such lesser amount that would result in no portion of such payments being subject to such tax, whichever results in the greatest after-tax payment to him.

For purposes of these employment agreements:

•	A “change in control” means: (i) a merger or consolidation or the sale, or exchange by Nexvet Shareholders of all or substantially all of Nexvet’s share capital, where Nexvet Shareholders immediately before such transaction do not obtain or retain, directly or indirectly, at least a majority of the beneficial interest in the voting equity of the surviving or acquiring entity in substantially the same proportion as before such transaction; (ii) any transaction or series of related transactions to which Nexvet is a party in which in excess of 50% of its voting power is transferred, other than a transfer in which Nexvet Shareholders immediately before such transfer obtain or retain, directly or indirectly, more than 50% of the beneficial interest in the voting equity of the entity to which the voting power of Nexvet was transferred; or (iii) the sale or exchange of all or substantially all of Nexvet’s assets, other than a sale or transfers one of its Subsidiaries in which Nexvet Shareholders immediately before such sale or exchange do not obtain or retain, directly or indirectly, at least a majority of the beneficial interest in the voting equity of the entity acquiring Nexvet’s assets in substantially the same proportion as before such transaction.

•	“Cause” means: (i) his gross negligence, gross misconduct or refusal to perform his duties and responsibilities to Nexvet (including any willful act or omissions that have a material adverse effect on Nexvet’s reputation or financial statements) after receiving a written description of such failure and being provided with 30 days to cure such failure, or his material breach of fiduciary duties to Nexvet; (ii) his conviction of, or plea of nolo contendere to, a felony; or (iii) his engagement in acts of embezzlement or material dishonesty; and

•

“Good reason” means his resignation within 90 days after one of the following conditions has come into existence without his consent: (i) the material breach by Nexvet of any of Nexvet’s obligations under the employment agreement; (ii) a material reduction of his duties, position or responsibilities or his removal from such position and responsibilities, or a reduction in the level of supervisor within the organization to whom he reports; (iii) a material reduction in his base salary, unless such reduction is made in connection with a company-wide cost reduction effort; (iv) Nexvet’s requirement that he report to a new primary work location; or (v) a material reduction in the kind or level of employee benefits to which he is entitled immediately prior to such reduction with the result that his overall benefits package is significantly reduced such that the reduction constitutes a “material negative change” to his employment relationship (within the meaning of Section 1.409A-1(n)(2) of the United States Treasury Regulations), unless such reduction is made in connection with a company-wide cost reduction effort of similar scope for all similarly situated employees.

Nexvet has also entered into an employment agreement with Geraldine Farrell that provides the following severance benefits:

•	12 months’ written notice if her employment is terminated immediately prior to, upon or within 12 months following a “change of control.”

•	Upon a “change in control,” all her equity awards will become 100% vested and exercisable in full.

•	Upon a termination immediately prior to, upon or within 12 months following a “change of control,” she will be entitled to a cash amount approximating the value of the annual equity award she would have received in the year of her termination (prorated through her termination date).

•	Notwithstanding the foregoing, Nexvet may terminate Ms. Farrell summarily without notice, acceleration of vesting or any payment in lieu of notice if she commits serious misconduct, she commits a serious or persistent breach of any material term or condition of her employment agreement, she refuses or fails to comply with a lawful and reasonable directive that is not timely rectified, she engages in any fraudulent or dishonest conduct or other specified conditions arise that impact her ability to perform her duties or may bring Nexvet into disrepute.

For purposes of Ms. Farrell’s employment agreement, “change of control” has the same meaning as set forth above for the agreements with Dr. Heffernan, Mr. Lismore, and Dr. Horn.

7.5	Effect of Scheme on Employee Benefits

The Transaction Agreement provides that, for a period of one year following the Effective Date, Zoetis has agreed to provide, or cause to be provided, to each Nexvet Employee, following any consultation processes which are required by Law or pursuant to existing contractual obligations:

•	base salary or wage rate that is no less favorable than the base salary or wage rate, as applicable, provided to such Nexvet Employee immediately prior to the Effective Time;

•	for Australian and Irish Nexvet Employees, superannuation or pension payments (as applicable), that are no less favorable in the aggregate to the payments included in any total fixed remuneration provided to such Nexvet Employee immediately prior to the Effective Time;

•	cash bonus opportunities no less favorable in the aggregate than those provided to such Nexvet Employee immediately prior to the Effective Time;

•	equity compensation opportunities under the equity compensation plans of Zoetis or its affiliates as may be determined by Zoetis, in a manner that is consistent with Zoetis’ determination with respect to its similarly situated employees;

•	other employee benefits that, in the aggregate and when taken as a whole, are substantially comparable to those provided to Nexvet Employees immediately prior to the Effective Time; and

•	severance benefits that are no less favorable than the severance benefits that would have been applicable immediately prior to the Effective Time to each Nexvet Employee.

For purposes of (i) eligibility, vesting and determining the applicable level of vacation and other paid time off benefits (but not for purposes of any other benefit accrual), under the employee benefit plans pursuant to which Zoetis provides benefits to any Nexvet Employee after the Effective Time (the “New Plans”), which exclude any benefits provided by, in whole or in part, a Governmental Body and workers’ compensation insurance, each Nexvet Employee shall be credited with his or her years of service with Nexvet, Nexvet’s Subsidiaries and its predecessors before the Effective Date, to the same extent as such Nexvet Employee was entitled, before the Effective Time, to credit for such service under any similar Nexvet Benefit Plan in which such Nexvet Employee participated; provided, however, that the foregoing shall not apply to any cash incentive, equity or equity based plans or awards or to the extent that its application would result in a duplication of benefits with respect to the same period of service.

For purposes of each New Plan providing disability, medical, dental, pharmaceutical and/or vision benefits to any Nexvet Employee, Zoetis shall use all reasonable endeavors to cause: (i) all pre-existing condition exclusions and actively-at-work requirements of such New Plan to be waived for such employee and his or her covered dependents, unless and to the extent the individual was subject to such conditions under the comparable Old Plan; and (ii) any co-payments and deductibles paid by such employee and his or her covered dependents during the portion of the plan year of the Old Plan ending on the date such employee’s participation in the corresponding New Plan begins to be taken into account under such New Plan for the purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan. Where Zoetis maintains any of the Old Plans in full force and effect, the above provisions shall not apply with respect to the benefits available under such Old Plans unless and until Zoetis replaces such Old Plans with New Plans. Nothing in the Transaction Agreement requires Zoetis to replace the Old Plans with New Plans.

Nothing in the Transaction Agreement confers upon any Nexvet Employee or any other individual any right to continue in the employment or service of any member of the Nexvet Group, Zoetis or any Affiliate of Zoetis, or shall interfere with or restrict in any way the rights of any member of the Nexvet Group, Zoetis or any Affiliate of Zoetis, which rights are hereby expressly reserved, to discharge or terminate the services of any Nexvet Employee or other individual at any time for any reason whatsoever, with or without cause.

7.6	Insurance and Indemnification of Nexvet’s Officers and Directors

In connection with the Acquisition, the officers, directors and employees of Nexvet will be entitled to certain indemnification rights and directors’ and officers’ liability insurance that will survive completion of the Acquisition, as described in paragraph 7.7 of Part 1 (Letter of Recommendation from the Nexvet Board) of this document.

8	Taxation

Your attention is drawn to paragraphs 8 and 9 of Part 8 (Additional Information) of this document, headed “Irish Taxation” and “U.S. Federal Income Tax Consequences” respectively. If you are in any doubt as to your own tax position, or if you require more detailed information or if you are subject to taxation in any jurisdiction other than Ireland or the United States, you should consult an independent financial adviser immediately.

9	Settlement, Listing and Dealings

If the Scheme is approved by the High Court, a request will be made to cancel the listing of Nexvet Shares on NASDAQ and to deregister the Nexvet Shares under the Exchange Act. The last day of dealings in Nexvet Shares on NASDAQ is currently expected to be on or about the Effective Date.

No transfers of Nexvet Shares (other than transfers to Bidco) will be registered after the Scheme Record Time. At the Effective Time, any share certificates in respect of Nexvet Shares will cease to be of value and should, if so requested by Nexvet or its agents, be sent to Nexvet for cancellation.

9.1	Consideration

Subject to the Acquisition becoming effective, the Consideration will be mailed to Nexvet Shareholders of record within 14 days of the Effective Date by ordinary post (or by such other manner as the Panel may approve). Such cash payments will be made in U.S. dollars. For Nexvet Shareholders who hold their shares in street name, the Consideration will be transmitted to their brokerage firm, bank, dealer or other similar organization who will arrange for the allocation of funds to those Nexvet Shareholders who hold in street name.

Nexvet Shareholders will receive $6.72 in cash (without interest and less any applicable withholding taxes) for each Nexvet Share that they own.

Except with the consent of the Panel, any payment to which a Nexvet Shareholder is entitled will be implemented in full without regard to any lien, right of set-off, counter claim or other analogous right to which Bidco may be, or claim to be, entitled against such Nexvet Shareholder.

All documents and remittances sent to Nexvet Shareholders (or in accordance with their directions) will be mailed at their own risk.

9.2	Certain Effects of the Scheme

If the Scheme becomes effective, Nexvet will become a wholly-owned Subsidiary of Bidco and, as such, Nexvet Shareholders will not have an opportunity to continue their equity interest in Nexvet as an ongoing corporation and, therefore, will not have the opportunity to share in its future earnings, dividends or growth, if any.

10	Overseas Shareholders

As regards Overseas Shareholders, the Acquisition may be affected by the Laws of the relevant jurisdictions. Such Overseas Shareholders should inform themselves about and observe any applicable legal requirements. It is the responsibility of Overseas Shareholders to satisfy themselves as to the full observance of the Laws of the relevant jurisdiction in connection therewith, including the obtaining of any governmental, exchange control or other consents which may be required, or the compliance with other necessary formalities which are required to be observed and the payment of any issue, transfer or other taxes due in such jurisdiction.

This document has been prepared for the purposes of complying with the Laws of Ireland and the Takeover Rules and U.S. proxy rules, respectively (to the extent applicable), and the information disclosed may be different from that which would have been disclosed if this document had been prepared in accordance with the Laws of jurisdictions outside Ireland and the United States.

Overseas Shareholders are encouraged to consult their local tax adviser.

11	Opinion of Nexvet’s Financial Adviser

Nexvet engaged Evercore to act as its financial advisor in connection with a potential sale of Nexvet. On April 12, 2017, Evercore made a presentation of its advice to the Nexvet Board regarding the financial terms of the Acquisition, including a confirmation that it considered such financial terms to be fair and reasonable, having taken into account the commercial assessments of the Nexvet Directors. Later that day, Evercore issued a written opinion to the Nexvet Board stating that, as of April 12, 2017, and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of the review undertaken by Evercore as set forth therein, the $6.72 per share Consideration to be received by Nexvet Shareholders pursuant to the Scheme was fair, from a financial point of view, to such Nexvet Shareholders.

The full text of Evercore’s written opinion, dated April 12, 2017, which sets forth, among other things, assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken in rendering its opinion, is attached as Annex C to this proxy statement and is incorporated by reference in its entirety into this proxy statement. You are urged to read Evercore’s opinion carefully and in its entirety. Evercore’s opinion was directed to the Nexvet Board and addresses only the fairness, from a financial point of view, of the Consideration to be received by Nexvet Shareholders. The opinion does not address any other aspect of the Acquisition nor does it constitute a recommendation to any Nexvet Shareholder as to how such Nexvet Shareholder should vote or act with respect to any matters relating to the Acquisition. Evercore’s opinion does not address the relative merits of the Acquisition as compared to other business or financial strategies that might be available to Nexvet, nor does it address the underlying business decision of Nexvet to engage in the Acquisition. The summary of the Evercore opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of the opinion included as Annex C.

In connection with rendering its opinion, Evercore has, among other things:

•	reviewed certain publicly available business and financial information relating to Nexvet that Evercore deemed to be relevant, including publicly available research analysts’ estimates;

•	reviewed certain non-public historical financial statements and other non-public historical financial and operating data relating to Nexvet prepared and furnished to us by Nexvet’s management;

•	reviewed certain non-public projected financial data relating to Nexvet prepared and furnished to Evercore by Nexvet’s management;

•	reviewed certain non-public historical and projected operating data relating to Nexvet prepared and furnished to Evercore by Nexvet’s management;

•	discussed the past and current operations, financial projections and current financial condition of Nexvet with Nexvet’s management (including management’s views on the risks and uncertainties of achieving such projections);

•	reviewed the reported prices and the historical trading activity of Nexvet Shares;

•	compared the financial performance of Nexvet and its stock market trading multiples with those of certain other publicly traded companies that Evercore deemed relevant;

•	compared the financial performance of Nexvet and the valuation multiples relating to the transaction with those of certain other transactions that Evercore deemed relevant;

•	evaluated other considerations related to the execution risk of Nexvet’s standalone plan, including Nexvet’s ability to raise the required additional capital;

•	reviewed a draft of the Transaction Agreement dated April 11, 2017; and

•	performed such other analyses and examinations and considered such other factors that Evercore deemed appropriate.

For purposes of its analysis and opinion, Evercore assumed and relied upon, without undertaking any independent verification of, the accuracy and completeness of all of the information publicly available, and all of the information supplied or otherwise made available to, discussed with, or reviewed by Evercore, and Evercore assumed no liability therefor. With respect to the projected financial data relating to Nexvet referred to above, Evercore has assumed that the projections by Nexvet’s management have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of Nexvet’s management as to the future financial performance of Nexvet. Evercore expressed no view as to any projected financial data relating to Nexvet or the assumptions on which they are based. Evercore has relied, at Nexvet’s direction, without independent verification, upon the assessments of Nexvet’s management as to the probabilities of success of Nexvet’s pharmaceutical products and the timing of their regulatory approval.

For purposes of rendering its opinion, Evercore assumed, in all respects material to its analysis, that the representations and warranties of each party contained in the Transaction Agreement were true and correct, that each party would perform all of the covenants and agreements required to be performed by it under the Transaction Agreement and that all conditions to the consummation of the Acquisition would be satisfied without material waiver or modification thereof. Evercore assumed that the Transaction Agreement would conform in all material respects to the draft reviewed by Evercore. Evercore further assumed that all governmental, regulatory or other consents, approvals or releases necessary for the consummation of the Acquisition would be obtained without any material delay, limitation, restriction or condition that would have an adverse effect on Nexvet or the consummation of the Acquisition or materially reduce the benefits to Nexvet Shareholders of the Acquisition.

Evercore did not make nor assume any responsibility for making any independent valuation or appraisal of the assets or liabilities of Nexvet, nor was Evercore furnished with any such appraisals, nor did Evercore evaluate the solvency or fair value of Nexvet under any state or federal laws relating to bankruptcy, insolvency or similar matters. Evercore’s opinion was necessarily based upon information made available to it as of the date of the opinion and financial, economic, market and other conditions as they existed and as could be evaluated on the date of the opinion. It should be understood that subsequent developments may affect Evercore’s opinion and that Evercore does not have any obligation to update, revise or reaffirm its opinion.

Evercore was not asked to pass upon, and expressed no opinion with respect to, any matter other than the fairness, from a financial point of view, of the Consideration to be received by Nexvet Shareholders, as of the date of its opinion. Evercore did not express any view on, and its opinion did not address, the fairness of the Acquisition to, or any consideration received in connection therewith by, the holders of any other securities, creditors or other constituencies of Nexvet, nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of Nexvet, or any class of such persons, whether relative to the Consideration or otherwise. Evercore assumed that any modification to the structure of the Acquisition would not vary in any respect material to its analysis. Evercore’s opinion did not address the relative merits of the Acquisition as compared to other business or financial strategies that might be available to Nexvet, nor did it address the underlying business decision of Nexvet to engage in the Acquisition. Evercore’s opinion does not constitute a recommendation to the Nexvet Board or to any other persons in respect of the Acquisition, including as to how any Nexvet Shareholder should vote or act in respect of the Acquisition. Evercore expressed no opinion as to the price at which Nexvet Shares will trade at any time. Evercore’s opinion noted that it is not a legal, regulatory, accounting or tax expert and that Evercore assumed the accuracy and completeness of assessments by Nexvet and its advisors with respect to legal, regulatory, accounting and tax matters.

Except as described above, the Nexvet Board imposed no other instructions or limitations on Evercore with respect to the investigations made or the procedures followed by Evercore in rendering its opinion. Evercore’s opinion was only one of many factors considered by the Nexvet Board in its evaluation of the Acquisition and should not be viewed as determinative of the views of the Nexvet Board or Nexvet’s management with respect to the Acquisition or the Consideration payable in the Acquisition.

Set forth below is a summary of the material financial analyses reviewed by Evercore with the Nexvet Board on April 12, 2017 in connection with rendering its opinion. The following summary, however, does not purport to be a complete description of the analyses performed by Evercore. The order of the analyses described and the results of these analyses do not represent relative importance or weight given to these analyses by Evercore. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data that existed on or before April 11, 2017 (the last trading day prior to April 12, 2017, the date on which the Nexvet Board approved the Acquisition), and is not necessarily indicative of current market conditions.

The following summary of financial analyses includes information presented in tabular format. These tables must be read together with the text of each summary in order to understand fully the financial analyses. The tables alone do not constitute a complete description of the financial analyses. Considering the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Evercore’s financial analyses.

In performing the financial analyses summarized below, Evercore utilized and relied upon the projected financial data relating to Nexvet prepared and furnished to Evercore by Nexvet’s management as described in additional detail below under the heading “Certain Financial Projections” in paragraph 12 of Part 3 (Information Required under Section 452 of the Act) of this document.

Discounted Cash Flow Analysis

Evercore performed a discounted cash flow analysis to calculate a range of implied equity value per share of Nexvet Shares as of June 30, 2017 utilizing estimates of the standalone, unlevered, after-tax free cash flows Nexvet was expected to generate for the fiscal years 2018 through 2032 based on projections from Nexvet’s management, as reflected in the line “Unlevered FCF” in the summary of the projections provided by Nexvet’s management to Evercore and the Nexvet Board set out below the heading “Certain Financial Projections” in paragraph 12 of Part 3 (Information Required under Section 452 of the Act) of this document. In evaluating other considerations related to the execution risk of Nexvet’s standalone plan, Evercore assumed that Nexvet will be a clinical-stage company over the near term. Evercore noted that the business plan assumes a cash flow breakeven in fiscal year 2021. Evercore further noted that in order to meet the projections provided by Nexvet’s management, Nexvet would need to raise a significant amount of additional capital relative to its current market capitalization, which would be challenging given the current financing environment for clinical-stage pharmaceutical and biotechnology companies. Any near term equity financing would likely only provide a portion of the financing need.

Evercore calculated a range of terminal values for Nexvet, using an assumed perpetuity growth rate range of negative 10%—negative 20%. Evercore then discounted Nexvet’s projected, unlevered free cash flows for fiscal years 2018 through 2032 and the range of terminal values for Nexvet to a present value as of June 30, 2017 using discount rates ranging from 12.0% to 16.0% to derive a range of implied equity values for Nexvet, assuming a mid-year convention. The discount rates were based on Evercore’s judgment of the estimated range of Nexvet’s weighted average cost of capital. At the direction of Nexvet’s management, Evercore assumed an effective tax rate of 16% and working capital to be 20.0% of sales. Based on these ranges of implied equity values and Nexvet’s management’s estimate of the net cash of Nexvet as of June 30, 2017, Evercore calculated a range of implied equity values per Nexvet Share. The projections were risk adjusted based on the assessment of Nexvet’s management of a possibility of success (“POS”) assumption of 80.0% for ranevetmab and a POS assumption of 55.0% for frunevetmab. This analysis resulted in a range of illustrative implied equity values per Nexvet Share of approximately $4.15 to $7.72, as compared to the consideration of $6.72 per Nexvet Share.

Trading Multiple Analysis

Evercore calculated certain financial multiples for the following selected group of publicly traded commercial-stage animal health companies:

•	Zoetis Inc.

•	Dechra Pharmaceuticals PLC

•	Virbac S.A.

•	Phibro Animal Health Corporation

•	Vetoquinol SA

•	ECO Animal Health Group PLC

Evercore also calculated certain financial multiples for the following selected group of publicly traded clinical-stage animal health companies:

•	Aratana Therapeutics Inc.

•	Kindred Biosciences Inc.

Although none of these companies are directly comparable to Nexvet, Evercore selected these companies based on its professional judgment because they are animal health companies with business characteristics that for purposes of its analysis Evercore considered similar to the business characteristics of Nexvet.

For each of the selected companies identified above, Evercore calculated multiples of enterprise value (defined as equity market capitalization plus total debt, plus preferred equity and minority interest, less cash and cash equivalents) to estimated net revenue for calendar years 2017 through 2020, based on closing stock prices as of April 11, 2017 and financial data, which Evercore obtained from filings made with the SEC and consensus estimates based on publicly available equity research analysts’ projections.

The results of these calculations were as follows for commercial stage companies:

	Equity Value/Revenue Multiples				2017-2020E Revenue CAGR
	2017E	2018E	2019E	2020E
Mean	3.5x	3.2x	3.1x	3.0x	5.5%
Median	3.2x	3.0x	2.8x	2.6x	5.6%
High	5.8x	5.5x	5.2x	4.9x	8.4%
Low	1.5x	1.5x	1.7x	1.7x	2.3%

The results of these calculations were as follows for all companies:

	Equity Value/Revenue Multiples				2017-2020E Revenue CAGR
	2017E	2018E	2019E	2020E
Mean	4.3x	3.6x	2.8x	2.4x	63.3%
Median	4.5x	3.8x	2.0x	1.7x	7.0%
High	9.2x	6.1x	5.2x	4.9x	258.9%
Low	1.5x	1.5x	1.7x	1.2x	2.3%

Based on the multiples it derived for the selected peer group companies and based on its professional judgment and experience, Evercore applied an enterprise value/net revenue multiple reference range of 3.0x-3.5x to Nexvet’s management’s projected revenues for calendar years 2021 and 2022. The projections were risk adjusted based on the assessment of Nexvet’s management of a POS assumption of 80.0% for ranevetmab and a POS assumption of 55.0% for frunevetmab and excluded revenues associated with international profit sharing arrangements. These projected revenues were discounted to present value as of June 30, 2017 using a discount rate of 14.0% and a discount period of 3.75 years for calendar year 2021 and 4.75 years for calendar year 2022. This analysis implied an equity value range per Nexvet Share of $5.37 to $6.11 for calendar year 2021 and an equity value range per Nexvet Share of $6.57 to $7.50 for calendar year 2022, as compared to the consideration of $6.72 per Nexvet Share.

Precedent Transactions Analysis

Evercore performed an analysis of selected animal health transactions to compare multiples paid in other transactions to the multiples implied in the Acquisition. Evercore analyzed a group of 14 merger and acquisition transactions that were announced between 2012 and 2016 involving the acquisition of animal health companies. The selected transactions are set forth below:

Date Announced	Acquiror	Target
10/5/16	Elanco Animal Health, Inc.	Boehringer Ingelheim Vetmedica Inc.
9/16/16	Dechra Pharmaceuticals PLC	Apex Laboratories Pty Ltd

Date Announced	Acquiror	Target
7/1/16	Merck & Co., Inc.	Vallée S.A.
3/15/16	Dechra Pharmaceuticals PLC	Putney, Inc.
12/15/15	Boehringer Ingelheim Corporation	Merial Ltd
11/2/15	Zoetis Inc.	PHARMAQ AS
11/17/14	Zoetis Inc.	Abbott Animal Health, Inc.
4/22/14	Elanco Animal Health, Inc.	Novartis Animal Health, Inc.
2/27/14	Vetoquinol SA	Bioniche Animal Health
1/6/14	Aratana Therapeutics, Inc.	Okapi Sciences NV
10/14/13	Aratana Therapeutics, Inc.	Vet Therapeutics, Inc.
2/1/13	Perrigo Company PLC	Velcera, Inc.
9/14/12	Bayer HealthCare LLC	Teva Animal Health, Inc.
4/5/12	Dechra Pharmaceuticals PLC	Eurovet Animal Health B.V.

Using publicly available information, Evercore reviewed implied transaction data for the 14 transactions involving target companies in the animal health industry referred to above. For each of the selected transactions, Evercore reviewed enterprise values in the selected transactions, as multiples, to the extent publicly available, of latest 12 months revenue. The results of this analysis indicated a mean value of 4.3x and a median value of 3.9x. Based on the multiples it derived for the selected transactions and based on its professional judgment and experience, Evercore applied an enterprise value/net revenue multiple reference range of 3.5x-4.5x to Nexvet’s management’s projected revenues for calendar years 2021 and 2022. The projections were risk adjusted based on the assessment of Nexvet’s management of a POS assumption of 80.0% for ranevetmab and a POS assumption of 55.0% for frunevetmab and excluded revenues associated with international profit sharing arrangements. These projected revenues were discounted to present value as of June 30, 2017 using a discount rate of 14.0% and a discount period of 4.50 years for calendar year 2021 and 5.50 years for calendar year 2022. This analysis implied an equity value range per Nexvet Share of $5.62 to $6.96 for calendar year 2021 and an equity value range per Nexvet Share of $6.89 to $8.57 for calendar year 2022, as compared to the consideration of $6.72 per Nexvet Share.

Premiums Paid Analysis

Evercore reviewed the premiums for acquisitions of a controlling equity stake of U.S. and EU target healthcare companies announced over the last five years with transaction values between $25 million and $300 million. Evercore identified 41 transactions with the foregoing criteria. Using information from Securities Data Corp., a data source that monitors and publishes information on merger and acquisition transactions, premiums paid were calculated as the percentage by which the per share consideration paid in each such transaction exceeded the closing market share prices of the target companies one day, one week and four weeks prior to transaction announcements. This analysis indicated the following implied mean, median, high, 75th percentile, 25th percentile and low premiums for the selected transactions:

	1 Day Prior	1 Week Prior	4 Weeks Prior
Mean	63.4%	61.1%	65.4%
Median	44.8%	44.3%	49.8%
High	346.4%	303.2%	331.0%
75th Percentile	73.5%	70.5%	82.4%
25th Percentile	29.0%	26.3%	27.7%
Low	14.4%	14.2%	11.4%

Based on the above analysis, Evercore then applied a range of selected premiums from 30.0% to 75.0% derived from the selected transactions to the closing price of Nexvet Shares on April 11, 2017. This analysis indicated a range of implied equity values of $5.37 to $7.23 per Nexvet Share, as compared to the consideration of $6.72 per Nexvet Share.

Ordinary Shares Trading Range Analysis

To provide background information and perspective, Evercore reviewed for informational purposes the intraday 52 week high and low trading prices of Nexvet Shares. This analysis resulted in a range of $2.61 to $5.70 per Nexvet Share. To provide background information and perspective, Evercore also reviewed for informational purposes the current analyst price targets, which indicated a 12-month implied per share equity value of $8.00. Evercore then calculated the present value of the current analyst price targets using a discount rate of 15.0%, based on Evercore’s analysis of the equity cost of capital for Nexvet, which indicated an implied per share equity value of $6.96.

General

In connection with the review of the transaction by the Nexvet Board, Evercore performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary described above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Evercore’s opinion. In arriving at its fairness determination, Evercore considered the results of all the analyses and did not draw, in isolation, conclusions from or with regard to any one analysis or factor considered by it for purposes of its opinion. Rather, Evercore made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all the analyses. In addition, Evercore may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis described above should not be taken to be the view of Evercore with respect to the actual value of the ordinary shares of Nexvet. No company used in the above analyses as a comparison is identical to Nexvet, and no transaction used is identical to this Acquisition. Further, Evercore’s analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies used, including judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Nexvet or its advisors.

Evercore prepared these analyses for the purpose of providing an opinion to the Nexvet Board as to the fairness, from a financial point of view, of the Consideration to be received by Nexvet Shareholders. These analyses do not purport to be appraisals or to necessarily reflect the prices at which the business or securities actually may be sold. Any estimates contained in these analyses are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such estimates. Accordingly, estimates used in, and the results derived from, Evercore’s analyses are inherently subject to substantial uncertainty, and Evercore assumes no responsibility if future results are materially different from those forecasted in such estimates. The issuance of the fairness opinion was approved by an Opinion Committee of Evercore. The Consideration to be received by Nexvet Shareholders pursuant to the Scheme was determined through arm’s length negotiations between Nexvet and Zoetis and was approved by the Nexvet Board. Evercore did not recommend any specific consideration to Nexvet or that any given consideration constituted the only appropriate consideration.

Pursuant to the terms of Evercore’s engagement letter with Nexvet, Evercore is entitled to receive a fee of $1.5 million if the Acquisition is consummated, of which $500,000 is owed in connection with rendering its opinion to the Nexvet Board and is fully creditable against any fees to be paid in connection with the consummation of the Acquisition. In addition, Nexvet agreed to reimburse Evercore’s reasonable expenses and to indemnify Evercore and related parties for certain liabilities, including liabilities under federal securities laws, arising out of its engagement. Evercore may provide financial or other services to Zoetis in the future and in connection with any such services Evercore may receive compensation.

In the ordinary course of business, Evercore or its affiliates may actively trade the securities, or related derivative securities, or financial instruments of Nexvet, Zoetis and their respective affiliates, for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities or instruments.

Nexvet engaged Evercore to act as a financial adviser based on Evercore’s qualifications, experience and reputation. Evercore is an internationally recognized investment banking firm and is regularly engaged in the valuation of businesses in connection with mergers and acquisitions, leveraged buyouts, competitive biddings, private placements and valuations for corporate and other purposes.

12	Certain Financial Projections

Except for quarterly and annual guidance, Nexvet does not, as a matter of course, publicly disclose forecasts or projections as to future performance, earnings or other results due to the inherent unpredictability of the underlying assumptions, estimates and projections. In the course of planning for the Evercore Fairness Opinion, management of Nexvet prepared and provided to the Nexvet Board and Evercore projections and directed Evercore to use the projections in connection with the rendering of its opinion to the Nexvet Board and performing its related financial analyses, as described above under the heading “Opinion of Nexvet’s Financial Adviser” in paragraph 11 of Part 3 (Information Required under Section 452 of the Act – Recommended Acquisition for Cash of Nexvet) of this document. Nexvet did not provide the projections to Zoetis or Bidco, except as otherwise set forth below in Part 8 (Additional Information).

The projections were not prepared with a view toward public disclosure; and, accordingly, do not necessarily comply with published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts, or U.S. GAAP. Neither Nexvet’s independent registered public accounting firm, nor any other independent accountants, have audited, reviewed, compiled or performed any procedures with respect to the projections or expressed any opinion or any form of assurance related thereto. The financial projections are not included in this document to induce any shareholder to vote in favor of the Scheme or any of the other Resolutions to be voted on at the Scheme Meeting or EGM, but only because these financial projections were utilized by Evercore in connection with the preparation of the Evercore Fairness Opinion and used by the Nexvet Board in its consideration of a potential transaction.

While presented with numerical specificity necessarily, the projections were based on numerous variables and assumptions that are inherently uncertain and many of which are beyond the control of Nexvet’s management. Nexvet’s management believed that such assumptions were reasonable at the time the projections were prepared. Because the projections cover multiple years, by their nature, they become subject to greater uncertainty with each successive year.

Accordingly, there can be no assurance that the projections will be realized, and actual results may vary materially from those shown. The inclusion of the projections in this document should not be regarded as an indication that Nexvet or any of its affiliates, advisers or representatives considered or consider the projections to be necessarily predictive of actual future events, and the projections should not be relied upon as such. Neither Nexvet, Zoetis nor any of their respective affiliates, advisers, officers, directors or representatives can give any assurance that actual results will not differ from the projections, and none of them undertakes any obligation to update or otherwise revise or reconcile the projections to reflect circumstances existing after the date the projections were generated or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the projections are shown to be in error. Nexvet does not intend to make publicly available any update or other revision to the projections, except as otherwise required by Law. Neither Nexvet, Zoetis nor any of their respective affiliates, advisers, officers, directors or representatives has made or makes any representation to any Nexvet Shareholders or other person regarding the ultimate performance of Nexvet compared to the information contained in the projections or that the projections will be achieved. Nexvet has made no representation to Zoetis or Bidco, in the Transaction Agreement or otherwise, concerning the projections.

Certain of the projected financial information set forth herein may be considered non-GAAP financial measures. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by Nexvet may not be comparable to similarly titled amounts used by other companies.

In light of the foregoing factors and the uncertainties inherent in the projections, Nexvet Shareholders are cautioned not to place undue, if any, reliance on the projections.

The following is a summary of the projections provided by Nexvet’s management to Evercore and the Nexvet Board:

Projections (Non Risk-Adjusted)

	($ in Millions) Fiscal Year Ending June 30,
	2018E	2019E	2020E	2021E	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E
Ranevetmab	$—	$—	$14.3	$21.1	$32.7	$45.2	$70.2	$72.6	$75.2	$77.9	$80.6	$83.5	$86.4	$89.5	$92.6
Frunevetmab	—	—	17.3	25.6	39.7	54.8	85.2	88.2	91.3	94.5	97.8	101.3	104.9	108.6	112.4
Other	0.9	1.3	1.9	—	—	—	—	—	—	—	—	—	—	—	—

Total Revenue	$0.9	$1.3	$33.4	$46.7	$72.5	$100.0	$155.3	$160.8	$166.5	$172.4	$178.4	$184.7	$191.3	$198.0	$205.0
% Growth		39.2%	2476.9%	39.7%	55.3%	38.0%	55.3%	3.5%	3.5%	3.5%	3.5%	3.5%	3.5%	3.5%	3.5%
Cost of Goods Sold	$—	$—	($15.3)	($19.3)	($26.5)	($33.9)	($48.2)	($49.9)	($51.7)	($53.5)	($55.4)	($57.3)	($59.3)	($61.4)	($63.6)

Gross Profit	$0.9	$1.3	$18.1	$27.4	$46.0	$66.1	$107.1	$110.9	$114.8	$118.9	$123.1	$127.4	$131.9	$136.6	$141.4
% Margin	100.0%	100.0%	54.2%	58.7%	63.4%	66.1%	69.0%	69.0%	69.0%	69.0%	69.0%	69.0%	69.0%	69.0%	69.0%
% Growth		39.2%	1296.7%	51.4%	67.7%	43.8%	62.0%	3.5%	3.5%	3.5%	3.5%	3.5%	3.5%	3.5%	3.5%
Gross Profit to Nexvet	$0.9	$1.3	$12.8	$18.7	$31.7	$46.3	$75.3	$78.6	$81.4	$84.3	$87.3	$90.3	$93.5	$96.8	$100.3
% Margin	100.0%	100.0%	38.2%	40.1%	43.8%	46.2%	48.5%	48.9%	48.9%	48.9%	48.9%	48.9%	48.9%	48.9%	48.9%
% Growth		39.2%	883.9%	46.8%	69.3%	45.9%	62.7%	4.5%	3.5%	3.5%	3.5%	3.5%	3.5%	3.5%	3.5%
Research & Development	($11.0)	($6.6)	($0.8)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
General & Administrative	(6.5)	(6.6)	(7.2)	(7.3)	(8.4)	(8.5)	(8.7)	(8.8)	(8.9)	(9.1)	(9.2)	(9.3)	(9.5)	(9.6)	(9.8)
Sales & Marketing	—	(3.1)	(7.8)	(11.5)	(10.5)	(10.0)	(10.2)	(10.3)	(10.4)	(10.5)	(10.7)	(10.8)	(10.9)	(11.0)	(11.2)
3rd Party Payments	—	(1.3)	(1.0)	(1.2)	(1.8)	(2.5)	(4.2)	(2.0)	—	—	—	—	—	—	—

Operating Income	($16.6)	($16.3)	($4.1)	($1.3)	$10.9	$25.2	$52.3	$57.6	$62.1	$64.7	$67.4	$70.2	$73.1	$76.2	$79.3
% Margin	NA	NA	NA	NA	15.1%	25.2%	33.7%	35.8%	37.3%	37.5%	37.8%	38.0%	38.2%	38.5%	38.7%
% Growth		NA	NA	NA	NA	130.4%	107.6%	10.1%	7.9%	4.2%	4.2%	4.2%	4.2%	4.1%	4.1%
Memo: Unlevered Free Cash Flow Build

Net Operating Profit after Tax	($14.0)	($13.7)	($3.5)	($1.1)	$9.2	$21.2	$43.9	$48.3	$52.2	$54.3	$56.6	$59.0	$61.4	$64.0	$66.6
Change in Net Working Capital	$—	($1.8)	($6.3)	($3.0)	($5.2)	($5.5)	($11.1)	($1.1)	($1.1)	($1.2)	($1.2)	($1.3)	($1.3)	($1.4)	($1.4)
Capital Expenditure	(2.0)	(2.0)	(2.0)	(1.0)	(1.0)	(1.5)	(1.5)	(1.5)	(1.5)	(1.5)	(1.5)	(1.5)	(1.5)	(1.5)	(1.5)
Depreciation and Amortiazation (Other Non-Cash)	2.7	2.8	2.8	2.9	2.9	2.9	3.0	3.0	3.1	3.1	3.2	3.2	3.3	3.3	3.4

Unlevered FCF	($13.2)	($14.7)	($9.0)	($2.3)	$5.9	$17.1	$34.3	$48.8	$52.6	$54.8	$57.1	$59.4	$61.9	$64.4	$67.1

The Panel considers the prospective financial information for the fiscal years years ending June 30, 2018 to 2032 provided by Nexvet’s management to Evercore, for use in connection with its financial analyses for the purpose of preparing the Evercore Fairness Opinion, to fall within the parameters of Rule 28 of the Takeover Rules. Rule 28 sets out those profit forecasts which are required to be examined and reported upon by the auditors to a company.

However, the Panel waived the requirement under Rule 28.3 to have such prospective financial information examined and reported on by Nexvet’s reporting accountants, PricewaterhouseCoopers, noting the following exceptional circumstances:

(i)	the prospective financial information is included in this document only because Nexvet has been advised by its U.S. legal advisers that doing so is required under United States securities Laws;

(ii)	the prospective financial information was not prepared as part of Nexvet’s normal budgeting processes with the intent of publication and, as such, does not meet the exacting criteria of profit forecasts within the meaning of Rule 28 of the Takeover Rules; and

(iii)	PricewaterhouseCoopers has confirmed to the Panel that they would be unable as reporting accountants to provide the profit forecast reports required under Rule 28.3 of the Takeover Rules in respect of the prospective financial information.

13	Action to be Taken

Your attention is drawn to the summary of the action to be taken at pages 19-23 of this document.

14	Further Information

The terms of the Scheme are set out in full in Part 4 (The Scheme of Arrangement) of this document. Your attention is drawn to the conditions and further terms of the Acquisition set out in the remaining parts of this document, all of which form part of this document.

PART 4

THE SCHEME OF ARRANGEMENT

THE HIGH COURT

IN THE MATTER OF

NEXVET BIOPHARMA PLC

AND IN THE MATTER OF

THE COMPANIES ACT 2014

SCHEME OF ARRANGEMENT

(UNDER CHAPTER 1 OF PART 9 OF THE COMPANIES ACT 2014)

BETWEEN

NEXVET BIOPHARMA PLC

AND

THE HOLDERS OF THE SCHEME SHARES

(AS HEREINAFTER DEFINED)

PRELIMINARY

A.	In this Scheme, unless inconsistent with the subject or context, the following expressions bear the following meanings:

“Acquisition”	the proposed acquisition by Bidco of Nexvet by means of this Scheme (as described in the Rule 2.5 Announcement);

“Act”	the Companies Act 2014, all enactments which are to be read as one with, or construed or read together as one with the Companies Act 2014 and every statutory modification and re-enactment thereof for the time being in force;

“Bidco”	Zoetis Belgium S.A., a limited liability company (société anonyme) incorporated under the laws of Belgium, having its registered office at rue Laid Burniat 1, B-1348 Louvain-la-Neuve, and registered in the Crossroads Bank of Enterprises under number 0401.953.350 (RLE Nivelles);

“Business Day”	any day, other than a Saturday, Sunday, public holiday or a day on which banks in Ireland or in the State of New York are authorized or required by law or executive order to be closed;

“Buyback Options”	options to purchase Nexvet Shares at an exercise price of $6.35 per share and an option expiry date of 5.00 p.m. Irish time on February 28, 2018, granted pursuant to Nexvet’s options terms of issue and which are exercisable in respect of 145,069 Nexvet Shares;

“Cancellation Record Time”	11:59 p.m. (Irish time) on the day before the High Court hearing to sanction the Scheme;

“Cancellation Shares”	any Nexvet Shares in issue before the Cancellation Record Time;

“Conditions”	the conditions to the Scheme and the Acquisition set forth in Schedule 1 to the Rule 2.5 Announcement, and “Condition” means any one of the Conditions;

“Consideration”	$6.72 per Scheme Share to be paid pursuant to the Scheme to Scheme Shareholders;

“Court Hearing”	the hearing by the High Court of the Petition to sanction the Scheme under Section 453 of the Act

“Court Order”	the order or orders of the High Court sanctioning the Scheme under Section 453 of the Act and confirming the related Reduction of Capital that forms part of it under Sections 84 and 85 of the Act;

“Effective Date”	the date on which this Scheme becomes effective in accordance with its terms;

“Effective Time”	the time on the Effective Date at which the Court Order and a copy of the minute required by Section 86 of the Act are registered by the Registrar of Companies;

“EGM”	the extraordinary general meeting of Nexvet Shareholders (and any adjournment thereof) to be convened in connection with the Scheme on July 10, 2017, at 10:30 a.m. (Irish time) or, if later, immediately after the conclusion or adjournment of the Scheme Meeting (it being understood that if the Scheme Meeting is adjourned, the EGM shall be correspondingly adjourned);

“End Date”	the date that is: (i) six months after the date of the Rule 2.5 Announcement; or (ii) nine months after the date of the Rule 2.5 Announcement where the directions hearing of the High Court (following the approval of the Scheme Meeting Resolution) to set a date for the Court Hearing of the petition to sanction the Scheme and other related matters (such as advertising requirements) has not been held and concluded by Monday, July 30 2017 at the latest, or, in either case, such later date as Zoetis and Nexvet may, with (if required) the consent of the Panel, agree and (if required) the High Court may allow;

“Euro Deferred Shares”	the 400 deferred shares with a nominal value of €100 each in the share capital of Nexvet;

“Exchange Act”	the United States Securities Exchange Act of 1934, as amended;

“Excluded Share”	any ordinary shares with nominal value $0.125 in the capital of Nexvet which are held from time to time by Zoetis, Bidco or any other wholly-owned subsidiary of Zoetis ;

“High Court”	the High Court of Ireland;

“Holder”	in relation to any Nexvet Share, means the Member whose name is entered in the Register of Members as the holder of that share and “Joint Holders” means the Members whose names are entered in the Register of Members as the joint holders of that share, and includes any person(s) entitled by transmission;

“Members”	the members of Nexvet as recorded on its Register of Members at any relevant date, and “Member” will be interpreted accordingly;

“New Nexvet Shares”	the Nexvet Shares to be issued at par credited as fully paid up to Bidco (and/or its nominee(s)) pursuant to the Scheme;

“Nexvet”	Nexvet Biopharma PLC, a company incorporated in Ireland with registered number 547923;

“Nexvet 2012 Plan”	the Nexvet Employee Share Plan governed by the Employee Share Plan dated August 29, 2012 adopted by the board of directors of Nexvet Biopharma Pty Limited on August 29, 2012;

“Nexvet 2013 Australian Plan”	the Nexvet Long Term Incentive Plan governed by the Long Term Incentive Rules dated November 5, 2013 and adopted by the board of directors of Nexvet Biopharma Pty Limited on October 30, 2013;

“Nexvet 2013 Plan”	the Nexvet Long Term Incentive Plan governed by the Long Term Incentive Plan Rules dated September 4, 2014 and adopted by the Nexvet Board on September 18, 2014;

“Nexvet 2015 Plan”	the Nexvet Biopharma Public Limited Company 2015 Equity Incentive Plan as adopted by the Nexvet Board on October 14, 2014 as amended by the Nexvet Board on January 16, 2015 and as further amended by the Compensation Committee (as defined therein) on September 2, 2015;

“Nexvet Board”	the board of directors of Nexvet from time to time and for the time being;

“Nexvet Convertible Securities”	all issued and outstanding securities (including, but not limited to, all options, restricted share units, and/or other convertible securities issued pursuant to the Nexvet Plans) which are convertible, exchangeable or exercisable into Nexvet Shares;

“Nexvet Plans”	the Nexvet 2012 Plan, the Buyback Options, the Nexvet 2013 Australian Plan, the Nexvet 2013 Plan and the Nexvet 2015 Plan;

“Nexvet Share” or “Nexvet Shares”	the existing unconditionally allotted or issued and fully paid ordinary shares with a nominal value of $0.125 each in the capital of Nexvet and any further such shares which are unconditionally allotted or issued before the date on which the Scheme is effective;

“Nexvet Shareholders”	holders of Nexvet Shares;

“Panel”	the Irish Takeover Panel;

“Parties”	Nexvet, Zoetis and Bidco, and “Party” shall mean either Nexvet on the one hand, or Zoetis or Bidco (whether individually or collectively), on the other hand (as the context requires);

“Petition”	the petition to the High Court seeking the Court Order;

“Proxy Statement”	the proxy statement of which this Scheme forms part;

“Reduction of Capital”	the reduction of the share capital of Nexvet by the cancellation of the Scheme Shares as part of the Scheme as referred to in clause 1.1 of this Scheme;

“Register of Members”	the register of members maintained by Nexvet pursuant to the Act;

“Registrar of Companies”	the Registrar of Companies in Dublin, Ireland (being the “Registrar” as defined in Section 2 of the Act);

“Registrar”	Nexvet’s registrar, American Stock Transfer & Trust Company LLC;

“Restricted Jurisdiction”	any jurisdiction in relation to which Nexvet, Bidco or Zoetis (as the case may be) is advised that, into or from which the release, publishing or distribution of the Scheme Document or related proxy forms in whole or in part would or might infringe the laws of that jurisdiction or would or might require compliance with any governmental or other consent or any registration, filing or other formality with which any Party is unable to comply with or regards as unduly onerous to comply with;

“Restricted Overseas Shareholder”	a Nexvet Shareholder (including an individual, partnership, unincorporated syndicate, limited liability company, unincorporated organisation, trust, trustee, executor, administrator or other legal representative) in, or resident in, or any Nexvet Shareholder whom Nexvet believes to be in, or resident in, a Restricted Jurisdiction;

“Rule 2.5 Announcement”	the announcement made by Nexvet, Zoetis and Bidco in respect of the Acquisition, pursuant to Rule 2.5 of the Takeover Rules, on 13 April 2017, including its summary and schedules;

“Scheme” or “Scheme of Arrangement”	this proposed scheme of arrangement under Chapter 1 of Part 9 of the Act and the related capital reduction under Sections 84 and 85 of the Act to effect the Acquisition pursuant to and on the terms (including the Conditions) and for the Consideration set out in the Rule 2.5 Announcement and on such other terms and in such form not being inconsistent therewith as the Parties mutually agree in writing, including any revision thereof as may be so agreed between the Parties and, if required, by the High Court;

“Scheme Document”	the circular dated June 2, 2017 sent to Nexvet Shareholders (and for information only, to holders of Nexvet Convertible Securities) of which this Scheme forms part;

“Scheme Meeting”	the meeting or meetings of Nexvet Shareholders or, if applicable, any class or classes of Nexvet Shareholders (including, but not limited to, as may be directed by the High Court pursuant to Section 450(5) of the Act) (and any adjournment of any such meeting or meetings) convened by (i) resolution of the Nexvet Board or (ii) order of the High Court, in either case pursuant to Section 450 of the Act, to consider and vote on the Scheme Meeting Resolution;

“Scheme Meeting Resolution”	the resolution to be considered and voted on at the Scheme Meeting proposing that the Scheme, with or without amendment (but subject to such amendment being acceptable to each of Nexvet and Zoetis, except for a technical or procedural amendment which is required for the proper implementation of the Scheme and does not have a substantive consequence on the implementation of the Scheme), be agreed to;

“Scheme Record Time”	11.59 pm (Irish time) on the last Business Day before the Effective Date;

“Scheme Shareholder”	a Holder of Scheme Shares;

“Scheme Shares”	the Cancellation Shares and the Transfer Shares;

“Takeover Rules”	the Irish Takeover Panel Act 1997 Takeover Rules, 2013;

“Transaction Agreement”	the Transaction Agreement entered into between Nexvet, Zoetis and Bidco dated April 13, 2017;

“Transfer Shares”	the Nexvet Shares issued at or after the Cancellation Record Time but before the Scheme Record Time, excluding, for the avoidance of doubt, any Excluded Share;

“$”	United States dollars, the lawful currency of the United States of America;

“US” or “United States”	the United States of America, its territories and possessions, any State of the United States of America and the District of Columbia and all other areas subject to its jurisdiction; and

“Zoetis”	Zoetis Inc., a Delaware corporation, with a principal place of business at 10 Sylvan Way, Parsippany, NJ 07054.

B.	The authorized share capital of Nexvet on the date hereof consists of nominal value € 40,000 divided into 400 euro deferred shares of nominal value € 100 each and $12,600,000 divided into 100,000,000 ordinary shares of nominal value $0.125 each and 10,000,000 undesignated preferred shares of $0.01 each. As of May 30, 2017, there were 11,916,712 Nexvet Shares issued and credited as fully paid and 400 Euro Deferred Shares were issued and partly paid up.

C.	The purpose of the Scheme is to provide for the cancellation or (where applicable) transfer of the Scheme Shares in consideration for the payment by Bidco of the Consideration (without interest and less any applicable withholding taxes) to the Scheme Shareholders.

D.	Zoetis and Bidco have each agreed to appear by counsel on the hearing of the petition to sanction this Scheme and to submit thereto. Each of Zoetis and Bidco undertake to the High Court to be bound by and to execute and do and procure to be executed and done all such documents, acts and things as may be necessary or desirable to be executed or done by it for the purpose of giving effect to this Scheme.

The Scheme

1.	Cancellation of the Cancellation Shares

1.1	Pursuant to Sections 84 to 86 and Chapter 1 of Part 9 of the Act and Article 67 of the Articles of Association of Nexvet, the issued share capital of Nexvet shall be reduced by cancelling and extinguishing all of the Cancellation Shares without thereby reducing the authorized share capital of Nexvet. As a result of the cancellation of the Cancellation Shares, the distributable reserves of Nexvet will be increased accordingly.

1.2	Forthwith and contingently upon the Reduction of Capital taking effect:

1.2.1	the ordinary issued share capital of Nexvet shall be increased to its former amount by the allotment and issue to Bidco of such number of New Nexvet Shares as shall be equal to the number of Cancellation Shares, with each such New Nexvet Share having the same rights as the Cancellation Shares so cancelled; and

1.2.2	the distributable reserve arising in Nexvet’s books of account as a result of the Reduction of Capital shall be capitalized and applied in paying up in full at par the New Nexvet Shares allotted pursuant to clause 1.2.1, which shall be allotted and issued to Bidco credited as fully paid and free from all liens, charges, encumbrances, rights of pre-emption and any other third party rights of any nature whatsoever.

2.	Acquisition of Transfer Shares

Contingently upon and immediately following the cancellation of the Cancellation Shares becoming effective in accordance with the terms of this Scheme, the allotment of the New Nexvet Shares referred to in Clause 1.2.1 of this Scheme and the registration of such New Nexvet Shares in the name of Bidco, Bidco shall automatically, and without any further action required, with effect from the Effective Time acquire the Transfer Shares (including the legal and beneficial interest therein) fully paid, free from all liens, equities, charges, encumbrances and other interests and together with all and any rights at the date of this Scheme or thereafter attached thereto including voting rights and the right to receive and retain in full all dividends and other distributions declared, paid or made thereon on the Effective Date.

3.	Consideration for the Cancellation Shares, the Transfer Shares and the allotment of the New Nexvet Shares

3.1	In consideration for the cancellation of the Cancellation Shares pursuant to clause 1.1, the transfer of the Transfer Shares pursuant to Clause 2 and the allotment and issue of the New Nexvet Shares as provided in Clause 1.2, Bidco shall pay the Consideration (without interest and less any applicable withholding taxes) to each Holder appearing in the Register of Members at the Scheme Record Time as the Holder of Scheme Shares in accordance with the provisions of clause 4 below.

3.2	Neither Zoetis, Bidco nor Nexvet shall be liable to any Scheme Shareholder for any cash payment, dividends or distributions with respect to Scheme Shares delivered to a public official in compliance with any abandoned property, escheat or law permitting attachment of money or property or similar law.

4.	Settlement of Consideration

4.1	Not later than 14 days after the Effective Time, Bidco shall deliver or procure the delivery to the persons entitled thereto, or as they may direct, cheques for the Consideration payable to them in accordance with clause 3.1 of this Scheme or payment otherwise in accordance with any dividend mandate in place pursuant to clause 4.4 of this Scheme.

4.2	All deliveries of cheques in respect of the Consideration required to be made pursuant to this Scheme shall be effected by sending the same through the post in prepaid envelopes addressed to the persons entitled thereto at their respective registered addresses as appearing in the Register of Members at the Scheme Record Time (or in the case of Joint Holders, at the registered address as appearing in the said register at such time of that one of the Joint Holders whose name then stands first in the said register in respect of such joint holding) or in accordance with any special instructions regarding communications, and neither Nexvet nor Bidco shall be responsible for any loss or delay in the transmission of any cheques sent in accordance with this clause 4, which shall be sent at the risk of the persons entitled thereto.

4.3	All cheques in respect of the Consideration shall be made payable to the Holder of the Scheme Shares, or as otherwise directed by such Holder, or in the case of Joint Holders, to the first named Holder of the Scheme Shares concerned, or as otherwise directed by the first named Holder, and the encashment of any such cheque shall be a complete discharge to Nexvet, Zoetis and Bidco for the monies represented thereby.

4.4	Each mandate in force on the Effective Date relating to the payment of dividends or other distributions on any Scheme Shares and other instructions given to Nexvet by Holders of Scheme Shares shall, unless notice of such revocation of such instruction is received by the Registrar prior to the Scheme Record Time, be deemed as from the Effective Date to be an effective mandate or instruction to Bidco to pay and despatch any Consideration payable under clause 4 in accordance with such mandate.

5.	Overseas Shareholders

5.1	The provisions of clauses 1, 2, 3 and 4 shall be subject to any prohibition or condition imposed by law.

5.2	Notwithstanding the provisions of clause 5.1, Nexvet retains the right to permit the release, publication or distribution of the Scheme Document and/or the proxy cards to any Restricted Overseas Shareholder who satisfies Nexvet (in its sole discretion) that doing so will not infringe the laws of the relevant Restricted Jurisdiction or require compliance with any governmental or other consent or any registration, filing or other formality that Nexvet is unable to comply with or which Nexvet regards as unduly onerous to comply with.

6.	The Effective Date

6.1	This Scheme shall become effective on delivery to the Registrar of Companies of the Court Order together with the minute required by Section 86 of the Act confirming the Reduction of Capital to take place in connection with the Acquisition and the Reduction of Capital becomes effective upon the registration of the Court Order and minute by the Registrar of Companies, which delivery shall be subject to clause 6.3.

6.2	Unless this Scheme shall have become effective and unconditional on or before the End Date, or such later date (if any), as Nexvet, Zoetis and Bidco may agree with the consent of the Panel and/or the High Court (if required), it shall not proceed and all undertakings given to the High Court in respect of the Scheme shall be deemed to have lapsed with immediate effect.

6.3	Nexvet, Zoetis and Bidco have agreed (pursuant to the Transaction Agreement) that in certain circumstances the necessary actions to seek sanction of this Scheme may not be taken.

7.	Modification

The Nexvet Board (on behalf of Nexvet) and Bidco may jointly consent on behalf of all persons concerned to any modification of or addition to this Scheme or any condition that the High Court may approve or impose.

8.	Costs

Nexvet is authorized and permitted to pay all of the costs and expenses relating to the negotiation, preparation, approval and implementation of this Scheme.

9.	Governing Law

The Scheme shall be governed by and construed in accordance with the laws of Ireland and Nexvet, Zoetis, Bidco and the Scheme Shareholders hereby agree that the High Court shall have exclusive jurisdiction to hear and determine any suit, action or proceeding or to settle any dispute which may arise in relation thereto.

Dated: June 2, 2017

PART 5

CONDITIONS AND FURTHER TERMS OF THE ACQUISITION AND THE SCHEME

Part A

The Acquisition and the Scheme will comply with the Takeover Rules and, where relevant, the respective rules and regulations of NASDAQ, the Exchange Act, and the Act, and are subject to the terms and conditions set out in the Rule 2.5 Announcement and this document. The Acquisition and the Scheme are governed by the Laws and subject to the exclusive jurisdiction of the courts of Ireland.

Conditions

The Acquisition and the Scheme will be subject to the conditions set out in Part A of this Part 5 (Conditions and Further Terms of the Acquisition and the Scheme), including the definitions set out in Part B of this Part 5 (Conditions and Further Terms of the Acquisition and the Scheme), which are incorporated into Part A by reference (the “Conditions”):

1.	The Acquisition will be conditional upon the Scheme becoming effective and unconditional by not later than the End Date (or such earlier date as may be specified by the Panel, or such later date as Zoetis and Nexvet may, with (if required) the consent of the Panel, agree and (if required) the High Court may allow).

2.	The Scheme will be conditional upon:

(a)	the approval of the Scheme by a majority in number of members of each class of Nexvet Shareholders (including, but not limited to, as may be directed by the High Court pursuant to Section 450(5) of the Act) representing at least 75% in value of the Nexvet Shares of that class, at the Voting Record Time, held by Nexvet Shareholders who are members of that class of Nexvet Shareholders that are present and voting either in person or by proxy, at the Scheme Meeting (or at any adjournment of such meeting) held no later than the End Date;

(b)	the EGM Resolutions (with the exception of Resolution 6) being duly passed by the requisite majority of Nexvet Shareholders at the EGM (or at any adjournment of such meeting) held no later than the End Date;

(c)	the sanction by the High Court (with or without modification (but subject to such modification being acceptable to each of Nexvet and Zoetis)) of the Scheme pursuant to Sections 449 to 455 of the Act and the confirmation of the related reduction of capital involved therein by the High Court on or before the End Date (the date on which the Condition in this paragraph 2(c) is satisfied, the “Sanction Date”); and

(d)	copies of the Court Order and the minute required by Section 86 of the Act in respect of the reduction of capital (referred to in paragraph 2(c)) being delivered for registration to the Registrar of Companies and registration of the Court Order and minute confirming the reduction of capital involved in the Scheme by the Registrar of Companies on or before the End Date.

3.	Nexvet and Zoetis have agreed that, subject to paragraph 6 of this Part 5 (Conditions and Further Terms of the Acquisition and the Scheme), the Acquisition will also be conditional upon the following matters having been satisfied or waived on or before the Sanction Date:

(a)	save as provided in the Transaction Agreement and in the foregoing Conditions, there not being any other corporate proceedings, steps or actions on the part of Nexvet necessary to authorize the consummation of the Acquisition;

(b)	all required Clearances having been obtained and remaining in full force and effect and all applicable waiting periods having expired, lapsed or been terminated (as appropriate) in connection with any applicable foreign investment Laws;

(c)	no Governmental Body having instituted or implemented any action, proceeding, investigation, enquiry or suit or having made, enforced, enacted, issued or deemed applicable to the Acquisition any statute, regulation or order or having withheld any consent which would:

(i)	make the Acquisition or its implementation, void, illegal or unenforceable or otherwise, directly or indirectly, materially restrain, revoke, prohibit, materially restrict or delay the same or impose materially additional or different conditions or obligations with respect thereto which would, individually or in the aggregate, have or reasonably be expected to have a material adverse effect on Zoetis or Nexvet; or

(ii)	result in a Material Restraint.

(d)	the Transaction Agreement not having been terminated as a consequence of any of the following events having occurred (such events (including that set out in the Condition in paragraph 3(e) below) being the events set out in the Transaction Agreement following the occurrence of which the Transaction Agreement may be terminated in accordance with its terms):

(i)	the Scheme Meeting or the EGM having been completed and the Scheme Meeting Resolution or the EGM Resolutions, as applicable, not having been approved by the requisite majorities;

(ii)	the Effective Time not having occurred by 5:00 p.m. on the End Date, provided that the right to terminate the Transaction Agreement is not exercised by a party to the Transaction Agreement whose breach of any provision of the Transaction Agreement shall have been the primary cause of the failure of the Effective Time to have occurred by such time;

(iii)	the High Court having declined or refused to sanction the Scheme and the decision of the High Court not having been appealed;

(iv)	an injunction having been entered permanently restraining, enjoining or otherwise prohibiting the consummation of the Acquisition and having become final and non-appealable (provided that the right to terminate the Transaction Agreement is not exercised by a party whose breach of any provision of the Transaction Agreement shall have been the primary cause of such injunction);

(v)	any Zoetis Party having breached or failed to perform in any material respect any of its covenants or other agreements contained in the Transaction Agreement or any of its warranties set forth in the Transaction Agreement having been inaccurate (as of the date of the Transaction Agreement and at and as of the Sanction Date as though made at and as of the Sanction Date provided that any warranties that expressly relate to a particular period shall be true and correct only with respect to such date or period), which material breach, failure to perform or inaccuracy would result in a failure of any Conditions and is not reasonably capable of being cured by the End Date (or, if curable, is not cured within 30 days following Nexvet’s delivery of written notice to Zoetis of such breach, failure to perform or inaccuracy stating its intention to terminate the Transaction Agreement and the reasons therefor);

(vi)	Nexvet having breached or failed to perform in any material respect any of its covenants or other agreements contained in the Transaction Agreement or any of its warranties set forth in the Transaction Agreement having been inaccurate (as of the date of the Transaction Agreement and at and as of the Sanction Date as though made at and as of the Sanction Date provided that any warranties that expressly relate to a particular period shall be true and correct only with respect to such date or period), which material breach, failure to perform or inaccuracy would result in a failure of any Conditions and is not reasonably capable of being cured by the End Date (or, if curable, is not cured within 30 days following Zoetis’ delivery of written notice to Nexvet of such breach, failure to perform or inaccuracy stating its intention to terminate the Transaction Agreement and the reasons therefor);

(vii)	a Nexvet Change of Recommendation having occurred or the Nexvet Board or any committee having withdrawn (or modifying in any manner adverse to Zoetis) or proposing publicly to withdraw (or modifying in any manner adverse to Zoetis) the Scheme Recommendation; or

(viii)	following Nexvet’s delivery of a Final Recommendation Change Notice, Nexvet having provided Zoetis with written notice of its termination of the Transaction Agreement;

(e)	the Transaction Agreement not having been terminated by the mutual written consent of Nexvet and Zoetis.

4.	Zoetis shall have delivered to Nexvet a certificate, dated as of the Sanction Date and signed by an executive officer of Zoetis, certifying on behalf of Zoetis to the effect that the condition in paragraph 3(d)(v) has been satisfied.

5.	Nexvet shall have delivered to Zoetis a certificate, dated as of the Sanction Date and signed by an executive officer of Nexvet, certifying on behalf of Nexvet to the effect that the condition in paragraph 3(d)(vi) has been satisfied.

6.	Subject to the requirements of the Panel:

(a)	Nexvet and Zoetis reserve the right (but shall be under no obligation) to waive (to the extent permitted by applicable Law), in whole or in part, all or any of the conditions in paragraph 3 (with the exception of paragraphs 3(d)(v) and 3(d)(vi) (provided that both Parties agree to any such waiver);

(b)	Zoetis reserves the right (but shall be under no obligation) to waive, in whole or in part, the condition in paragraph 3(d)(vi)); and

(c)	Nexvet reserves the right (but shall be under no obligation) to waive, in whole or in part, the condition in paragraph 3(d)(v).

7.	The Scheme will lapse unless it is effective and unconditional by not later than 5:00 p.m., (Eastern Time), on the End Date (or such earlier date as may be specified by the Panel, or such later date as Nexvet and Zoetis may, with (if required) the consent of the Panel, agree and (if required) the High Court may allow.

8.	Any references in the Conditions to a Condition being “satisfied” upon receipt of any order, clearance, approval or consent from a Governmental Body shall be construed as meaning that the foregoing have been obtained, or where appropriate, made, terminated or expired in accordance with the relevant Condition.

9.	The Scheme will lapse unless it is effective on or prior to the End Date or such later date (if any) as Zoetis and Nexvet may agree and (if required) the Panel and the High Court may allow.

10.	If Bidco is required to make an offer for Nexvet Shares under the provisions of Rule 9 of the Takeover Rules, Bidco may make such alterations to any of the Conditions set out above as are necessary to comply with the provisions of that Rule.

11.	Bidco reserves the right, subject to the consent of the Panel, to elect to implement the Acquisition by way of a Takeover Offer as described in Clause 3.7 of the Transaction Agreement. Without limiting Clause 3.7 of the Transaction Agreement, in such event, such offer will be implemented on terms and conditions that are as least as favorable to Nexvet Shareholders (except for an acceptance condition set at 80 per cent of the shares to which such offer relates or such lesser percentage being more than 50 per cent, as Bidco may, with the consent of the Panel (if required), decide) as those which would apply in relation to the Scheme.

Part B

For the purpose of Part A:

“Acquisition” means the proposed acquisition by Zoetis, through Bidco, of Nexvet by means of the Scheme (as described in the Rule 2.5 Announcement) or a Takeover Offer (and any such Scheme or Takeover Offer as it may be revised, amended or extended from time to time) (including the payment by Bidco of the aggregate cash consideration pursuant to the Scheme or such Takeover Offer) pursuant to the Transaction Agreement;

“Act” means the Companies Act 2014, all enactments which are to be read as one with, or construed or read together as one with the Companies Act 2014 and every statutory modification and re-enactment thereof for the time being in force;

“Articles of Association” means the articles of association of Nexvet as filed with the Registrar of Companies;

“Bidco” means Zoetis Belgium SA, a limited liability company (société anonyme) incorporated under the Laws of Belgium, having its registered office at rue Laid Burniat 1, B-1348 Louvain-la-Neuve, and registered in the Crossroads Bank of Enterprises under number 0401.953.350 (RLE Nivelles);

“Clearances” means all consents, licenses, authorizations, clearances, approvals, permissions, permits, non-actions, qualifications, orders and waivers required to be obtained from and issued by, and all registrations, applications, notices, submissions and filings required to be made with or provided to, any Person;

“Court Order” means the order or orders of the High Court sanctioning the Scheme under Section 453 of the Act and confirming the related reduction of capital that forms part of it under Sections 84 and 85 of the Act;

“Effective Time” means the time on the Effective Date at which the Court Order and a copy of the minute required by Section 86 of the Act are registered by the Registrar of Companies or, as the case may be, the Takeover Offer becomes (or is declared) unconditional in all respects;

“EGM” means the extraordinary general meeting of Nexvet Shareholders (and any adjournment thereof) to be convened in connection with the Scheme, expected to be convened as soon as the Scheme Meeting shall have been concluded (it being understood that if the Scheme Meeting is adjourned, the EGM shall be correspondingly adjourned);

“EGM Resolutions” means the resolutions to be proposed at the EGM for the purposes of approving and implementing the Scheme, the related reduction of capital of Nexvet, changes to the Articles of Association (including as contemplated by the Transaction Agreement) and such other matters as Nexvet reasonably determines to be necessary for the purposes of implementing the Acquisition or, subject to the consent of Zoetis (such consent not to be unreasonably withheld or delayed), desirable for the purposes of implementing the Scheme or the Acquisition;

“EMA” means the European Medicines Agency;

“End Date” means the date that is: (i) six months after the date hereof; or (ii) nine months after the date hereof where the directions hearing of the High Court (following the approval of the Scheme Meeting Resolution) to set a date for the Court Hearing of the petition to sanction the Scheme and other related matters (such as advertising requirements) has not been held and concluded by Monday, July 30, 2017 at the latest, or, in either case, such later date as Zoetis and Nexvet may, with (if required) the consent of the Panel, agree and (if required) the High Court may allow;

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended;

“Final Recommendation Change Notice” has the meaning given to that term in Clause 5.2(e) of the Transaction Agreement;

“FDA” means the United States Food and Drug Administration;

“Governmental Body” means any Irish, United States, foreign or supranational, federal, state, local or other governmental or regulatory authority, agency in any jurisdiction, commission, board, body, bureau, arbitrator, arbitration panel, or other authority, agency, including courts and other judicial bodies, or any competition, antitrust, foreign investment review or supervisory body, central bank or other governmental, trade or regulatory agency or body, securities exchange (including NASDAQ and NYSE) or any self-regulatory body or authority, including any instrumentality or entity designed to act for or on behalf of the foregoing, in each case, in any jurisdiction (provided it has jurisdiction over the applicable Person or its activities or property), including the Panel, the High Court, the SEC, the FDA, the USDA, the EMA, the Health Products Regulatory Authority (of Ireland) and the Irish Department of Agriculture, Food and the Marine;

“High Court” means the High Court of Ireland;

“Ireland” means the island of Ireland, excluding Northern Ireland (the counties of Antrim, Armagh, Derry, Down, Fermanagh and Tyrone), and the word “Irish” shall be construed accordingly;

“Law” means any applicable federal, state, local, municipal, foreign, supranational or other law, statute, constitution, principle of common law, resolution, ordinance, code, agency requirement, license, permit, edict, binding directive, decree, rule, regulation, judgment, order, injunction, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body;

“Material Restraint” means any requirement of any entity, (including its Subsidiaries) (a) to divest, hold, separate or otherwise take any action that limits such entity’s freedom of action, ownership or control with respect to, or its ability to retain or hold, directly or indirectly, any of its businesses, assets, equity interests, product lines or properties or any equity interest in any joint venture held by such entity, (b) to license any intellectual property of either the Zoetis Group or the Nexvet Group, (c) that would reasonably be expected to impose any limitation on or result in a material delay in the ability of Zoetis to acquire, or to hold or to exercise effectively, directly or indirectly, all or any rights of ownership of shares (or the equivalent) in or to exercise voting or management control over, Nexvet or any member of the Nexvet Group, (d) that would impose a limitation on the ability of Zoetis or its Subsidiaries to integrate or co-ordinate its business, or any part of it, with the business of the Nexvet Group, or (e) that would result in a member of the Zoetis Group or the Nexvet Group ceasing to be able to carry on business in any jurisdiction in which it does business at the date of the Rule 2.5 Announcement, which would, individually or in the aggregate, have or reasonably be expected to have a material adverse effect on Zoetis or Nexvet;

“NASDAQ” means the NASDAQ Stock Market;

“Nexvet” means Nexvet Biopharma public limited company, a public company limited by shares incorporated in Ireland under registration number 547923 having its registered office at Unit 5, Sragh Business Park, Rahan Road, Tullamore, Co. Offaly;

“Nexvet Board” means the board of directors of Nexvet from time to time and for the time being;

“Nexvet Change of Recommendation” has the meaning given to that term in Clause 5.2(d)(ii) of the Transaction Agreement;

“Nexvet Group” means Nexvet and all of its Subsidiaries;

“Nexvet Shareholders” means the holders of Nexvet Shares;

“Nexvet Shares” means the existing unconditionally allotted or issued and fully paid ordinary shares with a nominal value of $0.125 each in the capital of Nexvet and any further such shares which are unconditionally allotted or issued before the date on which the Scheme is effective;

“NYSE” means the New York Stock Exchange;

“Offer” or “Takeover Offer” means an offer in accordance with clause 3.7 of the Transaction Agreement for the entire issued and to be issued share capital of Nexvet (other than any Nexvet Share beneficially owned by any member of the Zoetis Group (if any), including any amendment or revision thereto pursuant to the Transaction Agreement, the full terms of which would be set out in the Takeover Offer Documents or (as the case may be) any revised offer documents);

“Panel” means the Irish Takeover Panel;

“Parties” means Nexvet, Zoetis and Bidco, and “Party” shall mean either Nexvet, Zoetis or Bidco (as the context requires);

“Registrar of Companies” means the Registrar of Companies in Dublin, Ireland as defined in Section 2 of the Act;

“Rule 2.5 Announcement” means the announcement dated 13 April 2017 made by the Parties pursuant to Rule 2.5 of the Takeover Rules;

“Sanction Date” has the meaning given to such expression in paragraph 2(c) of this Part 5 (Conditions and Further Terms of the Acquisition and the Scheme);

“Scheme” means the proposed scheme of arrangement under Chapter 1 of Part 9 of the Act and the related capital reduction under Sections 84 and 85 of the Act to effect the Acquisition pursuant to the Transaction Agreement, on the terms (including the conditions to the Scheme and the Acquisition) and for the Consideration set out in the Rule 2.5 Announcement and on such other terms and in such form not being inconsistent therewith as the Parties mutually agree in writing, including any revision thereof as may be so agreed between the Parties and, if required, by the High Court;

“Scheme Document” means the scheme document set out in Part 4 (The Scheme of Arrangement) of this document;

“Scheme Meeting” means the meeting or meetings of Nexvet Shareholders or, if applicable, any class or classes of Nexvet Shareholders (including, but not limited to, as may be directed by the High Court pursuant to Section 450(5) of the Act) (and any adjournment of any such meeting or meetings) convened by (i) resolution of the Nexvet Board or (ii) order of the High Court, in either case pursuant to Section 450 of the Act, to consider and vote on the Scheme Meeting Resolution;

“Scheme Meeting Resolution” means the resolution to be considered and voted on at the Scheme Meeting proposing that the Scheme, with or without amendment (but subject to such amendment being acceptable to each of Nexvet and Zoetis, except for a technical or procedural amendment which is required for the proper implementation of the Scheme and does not have a substantive consequence on the implementation of the Scheme) , be agreed to;

“Scheme Recommendation” means the unanimous recommendation of the Nexvet Board that Nexvet Shareholders vote in favor of the Resolutions;

“SEC” means the United States Securities and Exchange Commission;

“Takeover Rules” means the Irish Takeover Panel Act 1997, Takeover Rules 2013;

“Transaction Agreement” means the transaction agreement entered into between Nexvet, Zoetis and Bidco dated April 13, 2017 relating to, amongst other things, the implementation of the Acquisition;

“USDA” means the United States Department of Agriculture;

“Voting Record Time” means the time and date to be specified as the voting record time for the Scheme Meeting (or any adjournment thereof) in the Scheme Document;

“Zoetis” means Zoetis Inc., a company incorporated in the United States having its registered address at 10 Sylvan Way, Parsippany, NJ 07054; and

“Zoetis Group” means, collectively, Zoetis and all of its Subsidiaries, including Bidco.

PART 6

INFORMATION ON ZOETIS AND BIDCO

BIDCO

1.	Incorporation and Registered Office

Bidco, a wholly-owned indirect Subsidiary of Zoetis, was incorporated on February 15, 1950 and is a limited liability company (société anonyme) incorporated under the Laws of Belgium, having its registered office at rue Laid Bumiat 1, B-1348 Louvain-la-Neuve, and registered in the Crossroads Bank of Enterprises under number 0401.953.350 (RLE Nivelles).

2.	Directors

The names of the directors of Bidco are Roman Trawicki, Simon Sunderland, Gabrielle Wermenbol, Johan van den Branden and Carl-Johan Ehn.

3.	Interests in the Share Capital of Bidco and, following the Effective Date, Nexvet

Bidco is a wholly-owned indirect Subsidiary of Zoetis and immediately following the Effective Date, 100% of the relevant securities of Nexvet will be held by Bidco.

ZOETIS

4.	Incorporation and Registered Office

Zoetis was incorporated in July 2012 and is a Delaware corporation, having its registered office at c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801. Prior to its incorporation, Zoetis operated as a business unit of Pfizer.

5.	Directors

The names of the Zoetis Directors and their respective functions are as follows:

Name	Position
Juan Ramón Alaix	Chief Executive Officer and Director
Paul M. Bisaro	Director
Frank A. D’Amelio	Director
Sanjay Khosla	Director
Michael B. McCallister	Non-Executive Chair of the Board and Director
Gregory Norden	Director
Louise M. Parent	Director
Dr. Willie M. Reed	Director
Robert W. Scully	Director
William C. Steere, Jr.	Director

6.	Interests in the Share Capital of Zoetis and, following the Effective Date, Nexvet

Based on the information that is available to Zoetis as of the Latest Practicable Date with respect to interests in the share capital of Zoetis, following the Effective Date, the following persons as shareholders of Zoetis will have an indirect interest in 5% or more of the relevant securities of Nexvet:

Name of Beneficial Owner	Number of Shares Owned	Percent of Outstanding Zoetis Shares (%) (1)
5% Beneficial Owners:
BlackRock, Inc.(2)	33,943,989	6.90%
55 East 52nd Street
New York, NY 10022
T. Rowe Price Associates, Inc.(3)	41,237,906	8.39%
100 E. Pratt Street
Baltimore, MD 21202
The Vanguard Group(4)	32,198,134	6.55%
100 Vanguard Blvd.
Malvern, PA 19355

(1)	Percentages based on 491,691,279 shares outstanding on March 15, 2017.
(2)	Based on a Schedule 13G/A that BlackRock Inc. filed with the SEC on January 27, 2017, which contained information as of December 31, 2016. Such Schedule 13G/A states that BlackRock Inc. has sole voting power with respect to 29,182,510 shares of Zoetis common stock, sole dispositive power with respect to 33,943,989 shares of Zoetis common stock and shared voting and dispositive power with respect to 0 shares of Zoetis common stock.
(3)	Based on a Schedule 13G that T. Rowe Price Associates, Inc. filed with the SEC on February 7, 2017, which contained information as of December 31, 2016. Such Schedule 13G states that T. Rowe Price Associates, Inc. has sole voting power with respect to 12,052,660 shares of Zoetis common stock, sole dispositive power with respect to 41,237,906 shares of Zoetis common stock and shared voting and dispositive power with respect to 0 shares of Zoetis common stock.
(4)	Based on a Schedule 13G/A that Vanguard Group Inc. filed with the SEC on February 10, 2017, which contained information as of December 31, 2016. Such Schedule 13G/A states that The Vanguard Group has sole voting power with respect to 756,266 shares of Zoetis common stock and sole dispositive power with respect to 31,358,413 shares of Zoetis common stock; and together with its wholly-owned subsidiaries Vanguard Fiduciary Trust Company and Vanguard Investments Australia, Ltd., has shared voting power with respect to 89,670 shares of Zoetis common stock and shared dispositive power with respect to 839,721 shares of Zoetis common stock.

7.	Financial Information related to Zoetis and Bidco

In 2015, Zoetis recorded, on a consolidated basis, income before provision for taxation of $0.5 billion for the year ended December 31, 2015. In 2015, Zoetis also generated, on a consolidated basis, revenue of $4.8 billion for the year ended December 31, 2015. In 2015, Zoetis recorded, on a consolidated basis, equity of $1.091 million for the year ended December 31, 2015.

In 2016, Zoetis recorded, on a consolidated basis, income before provision for taxation of $1.2 billion for the year ended December 31, 2016. In 2016, Zoetis also generated, on a consolidated basis, revenue of $4.9 billion for the year ended December 31, 2016. In 2016, Zoetis recorded, on a consolidated basis, equity of $1.499 million for the year ended December 31, 2016.

Bidco is a wholly-owned indirect Subsidiary of Zoetis and the financial and trading prospects of Bidco if the Scheme becomes effective will depend on the strength of the Nexvet, Zoetis and other Zoetis operating Subsidiaries held by Zoetis and Bidco and the sector in general.

Bidco is not required to publish, and does not publish, audited accounts or details of its turnover, profits or losses before taxation.

PART 7

FINANCIAL INFORMATION RELATING TO NEXVET

1.	The consolidated balance sheets of Nexvet as of June 30, 2016 and 2015 and the related consolidated statements of operations and comprehensive loss, of changes in convertible preference shares and shareholders’ equity (deficit), and of cash flows for each of the three years in the period ended June 30, 2016 (including the notes thereto) are incorporated by reference into this document from Nexvet’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016 filed with the SEC on September 2, 2016 (the “Form 10-K”), and may be accessed at www.sec.gov/Archives/edgar/data/1618561/000156459016024880/nvet-10k_20160630.htm .

2.	The unaudited condensed consolidated balance sheet of Nexvet as of March 31, 2017 and the related unaudited condensed consolidated statements of operations and comprehensive loss, of changes in shareholders’ equity, and of cash flows for the nine months ended March 31, 2017 and 2016 (including the notes thereto) are incorporated by reference into this document from Nexvet’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2017 filed with the SEC on May 11, 2017 (the “Form 10-Q”), and may be accessed at
https://www.sec.gov/Archives/edgar/data/1618561/000156459017010408/nvet-10q_20170331.htm.

3.	A Nexvet Shareholder may request a copy of the above financial information free of charge by writing to Nexvet Biopharma plc, Unit 5, Sragh Technology Park, Rahan Road, Tullamore, Co. Offaly, Ireland, or by calling Nexvet at +61 3 9610 4412. The request for a hard copy should confirm the identity of the Nexvet Shareholder and the address to which the documents should be posted. A hard copy of these documents will not be sent to any Nexvet Shareholder unless requested.

4.	In order to ensure timely delivery of documents, Nexvet Shareholders of record must make their request no later than 5 Business Days prior to the date of the Meetings.

5.	There are no known material changes in the financial or trading position of Nexvet subsequent to the last published audited accounts, except as set forth in the Form 10-Q.

6.	The following table is intended to allow Nexvet Shareholders easily identify information in relation to Nexvet that is incorporated by reference:

Information	Information Source
Net income or loss before income taxes, the provision for or benefit from income taxes, and earnings per share for the last 3 financial years and in respect of the most recent interim statement made since the last published audited accounts	Form 10-K, page no. F-4 (available at www.sec.gov/Archives/edgar/data/1618561/ 000156459016024880/nvet-10k_20160630.htm)
Form 10-Q, page no. 3 (available at https://www.sec.gov/Archives/edgar/data/1618561/000156459017010408/nvet-10q_20170331.htm )

A statement of assets and liabilities shown in the latest published audited accounts	Form 10-K, page no. F-3 (available at www.sec.gov/Archives/edgar/data/1618561/ 000156459016024880/nvet-10k_20160630.htm)

A cash flow statement if provided in the last published audited accounts	Form 10-K, page no. F-6 (available at www.sec.gov/Archives/edgar/data/1618561/ 000156459016024880/nvet-10k_20160630.htm)

Significant accounting policies together with any points from the notes to the accounts which are of major relevance to an appreciation of the figures	Form 10-K, page nos. F-7 to F-28 (available at www.sec.gov/Archives/edgar/data/1618561/ 000156459016024880/nvet-10k_20160630.htm)
Form 10-Q, page nos. 7 to 25 (available at https://www.sec.gov/Archives/edgar/data/1618561/000156459017010408/nvet-10q_20170331.htm ).

7.	The information contained in this Part 7 (Financial Information relating to Nexvet) is not required to be included pursuant to the rules and regulations of the Securities and Exchange Commission but is included solely to comply with the requirements of the Act and the Takeover Rules in order to provide the information required under such Laws to Nexvet Shareholders.

PART 8

ADDITIONAL INFORMATION

1.	Responsibility

1.1	The Nexvet Directors (whose names are set out in paragraph 2 of this Part 8 (Additional Information) of this document) accept responsibility for the information contained in this document other than information relating to Zoetis, Bidco, the Zoetis Group, the Zoetis Directors, the Bidco Directors and members of their immediate families, related trusts and persons connected with them for which the Zoetis Directors and the Bidco Directors accept responsibility. To the best of the knowledge and belief of the Nexvet Directors (who have taken all reasonable care to ensure that such is the case), the information contained in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

1.2	The Zoetis Directors and the Bidco Directors (whose names are set out in paragraph 2 of Part 6 (Information on Zoetis and Bidco) of this document (Information on Zoetis and Bidco) of this document) accept responsibility for the information contained in this document relating to Zoetis, Bidco, the Zoetis Group, the Zoetis Directors, the Bidco Directors and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the Zoetis Directors and the Bidco Directors (who have taken all reasonable care to ensure that such is the case), the information contained in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

2.	Directors and Registered Office

The names of the Nexvet Directors and their respective functions are as follows:

Name	Position
Christopher Brown	Director
George Gunn	Chairman of the Board
Ashraf Hanna	Director
Mark Heffernan	Director, Chief Executive Officer
Cormac Kilty	Director
Joseph McCracken	Director
Rajiv Patel	Director
John Payne	Director

The registered office of Nexvet is at Unit 5, Sragh Technology Park, Tullamore, Co. Offaly, Ireland.

3.	Market Quotations

The following table shows the Closing Price of a Nexvet Share (i) on the first Trading Day in each of the six months prior to the date of this document, (ii) on April 12, 2017 (the last day prior to the commencement of the Offer Period) and (iii) on the Latest Practicable Date.

Date	Closing Price ($)
November 1, 2016	4.01
December 1, 2016	4.45
January 3, 2017	3.70
February 1, 2017	3.15
March 1, 2017	3.32
April 3, 2017	3.95
April 12, 2017	4.05
June 1, 2017	6.65

4.	Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to Nexvet regarding the beneficial ownership of Nexvet Shares as of April 30, 2017 for each of Nexvet’s named executive officers and directors, all of Nexvet’s directors and executive officers as a group and each person or group of affiliated persons who is known by Nexvet to own beneficially more than five percent of the outstanding Nexvet Shares. The table is based upon information supplied by officers, directors and principal shareholders.

Beneficial ownership has been determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose, including for purposes of Section 13(d) or 13(g) of the Exchange Act. In calculating the number of Nexvet Shares beneficially owned by a person and the percentage ownership of that person, Nexvet deemed outstanding all Nexvet Shares issuable upon exercise or conversion of Nexvet Options, Nexvet RSUs or Nexvet Warrants held by that person that are currently exercisable or exercisable within 60 days from April 30, 2017. These Nexvet Shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated and subject to community property laws where applicable, Nexvet believes the persons named in the following table have sole voting and investment power with respect to all Nexvet Shares shown as beneficially owned by them. Each shareholder’s percentage ownership is based on 11,916,712 Nexvet Shares outstanding as of April 30, 2017.

Unless otherwise indicated, the address of each beneficial owner is Unit 5, Sragh Technology Park, Rahan Road, Tullamore, Co. Offaly, Ireland.

Name of Beneficial Owner	Nexvet Shares Beneficially Owned	Percent of Outstanding Nexvet Shares
Named Executive Officers and Directors:
Mark Heffernan (1)	418,997	3.5%
Damian Lismore (2)	138,713	1.2
David Gearing (3)	604,200	5.0
Christopher Brown (4)	23,080	*
George Gunn	38,500	*
Ashraf Hanna (5)	13,420	*
Cormac Kilty (6)	151,564	1.3
Joseph McCracken	12,300	*
Rajiv Patel (10), (13), (17)	3,333,176	26.5
John Payne (7)	13,395	*
All directors and executive officers as a group (11 persons) (8)	4,226,099	32.9

5% or Greater Shareholders:
Adage Capital Partners, L.P. (9)	1,020,000	8.4
Akubra Investors, LLC (10)	1,046,345	8.6
AustralianSuper Pty Ltd ATF AustralianSuper (11)	695,700	5.8
Broadfin Capital, LLC (12)	1,127,200	9.5
Bushranger Funding, LLC (13)	1,128,440	9.3
Foresite Capital Fund II, LP (14)	1,094,695	9.0
Irrus Investments Nominee Limited (15)	631,884	5.3
One Funds Management Limited ATF Asia Pacific Healthcare Fund II (16)	873,372	7.3
Ute Holdings, LLC (17)	1,148,911	9.5

*	Represents beneficial ownership of less than 1% of the outstanding Nexvet Shares.
(1)	Includes 49,167 Nexvet Shares held directly by Dr. Heffernan; 243,587 Nexvet Shares held by Dr. Heffernan and his spouse, Patricia Heffernan, as trustees for M&T Heffernan A/C; 74,203 Nexvet

Shares issuable upon the exercise of Nexvet Options within 60 days of April 30, 2017 held directly by Dr. Heffernan; and 52,040 Nexvet Shares issuable upon the exercise of Nexvet Options within 60 days of April 30, 2017 held by Dr. Heffernan and his spouse as trustees for M&T Heffernan A/C. Dr. and Ms. Heffernan have shared voting and dispositive power as to securities held M&T Heffernan A/C.
(2)	Includes 33,750 Nexvet Shares held directly by Mr. Lismore; 18,724 Nexvet Shares and 5,147 Nexvet Shares issuable upon the exercise of Nexvet Warrants within 60 days of April 30, 2017 held by Glenariff Superannuation Pty Ltd, as to which Mr. Lismore and his spouse, Martina Lismore, have shared voting and dispositive power; 14,160 Nexvet Shares held by Ms. Lismore; and 72,079 Nexvet Shares issuable upon the exercise of Nexvet Options within 60 days of April 30, 2017 held directly by Mr. Lismore.
(3)	Dr. Gearing’s service as Nexvet’s Chief Scientific Officer terminated in March 2017. Includes 113,165 Nexvet Shares held directly by Dr. Gearing; 83,664 Nexvet Shares held by DJGearing Pty Ltd, as trustee for Gearing Family Superannuation Fund; 295,999 Nexvet Shares held by Gearing Family Pty Ltd.; 46,372 Nexvet Shares issuable upon the exercise of Nexvet Options within 60 days of April 30, 2017 held by Gearing Family Pty Ltd as trustee for Gearing Family A/C; and 65,000 Nexvet Shares issuable upon the exercise of Nexvet Options within 60 days of April 30, 2017 held directly by Dr. Gearing. Dr. Gearing and his spouse, Julie Gearing, have shared voting and dispositive power as to securities held by Gearing Family A/C and Gearing Family Superannuation Fund.
(4)	Includes 3,600 Nexvet Shares held directly by Mr. Brown; 8,800 Nexvet Shares held by Elsing Pty Ltd, as to which Mr. Brown has sole voting and dispositive power; and 10,680 Nexvet Shares issuable upon the exercise of Nexvet Options within 60 days of April 30, 2017 held directly by Mr. Brown.
(5)	Includes 11,920 Nexvet Shares held directly by Dr. Hanna and 1,500 Nexvet Shares held by Ashraf E. Hanna Living Family Trust U/A 8/20/15, as to which Dr. Hanna has voting and dispositive power.
(6)	Includes 7,200 Nexvet Shares held directly by Dr. Kilty and 144,364 Nexvet Shares held jointly with his spouse.
(7)	Includes 7,200 Nexvet Shares held directly by Mr. Payne and 6,195 Nexvet Shares held by John B. Payne Living A/C, as to which Mr. Payne has sole voting and dispositive power.
(8)	Includes 261,196 and 680,147 Nexvet Shares issuable upon the exercise of Nexvet Options and Nexvet Warrants, respectively, within 60 days of April 30, 2017.
(9)	Based on a Schedule 13G/A filed by Adage Capital Partners, L.P. with the SEC on February 9, 2017. Includes 225,000 Nexvet Shares issuable upon the exercise of Nexvet Warrants within 60 days of the Latest Practicable Date. Adage Capital Partners GP, L.L.C. (“ACPGP”), serves as the general partner of Adage Capital Partners, L.P. (the “Fund”), and as such has discretion over the portfolio of securities beneficially owned by the Fund. Adage Capital Advisors, L.L.C. (“ACA”), is the managing member of ACPGP and directs ACPGP’s operations. Robert Atchinson and Phillip Gross are the managing members of ACA. Mr. Atchinson and Mr. Gross disclaim beneficial ownership of the reported securities except to the extent of their pecuniary interest therein. The address of Adage Capital Partners, L.P. is 200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02110.
(10)

Based on a Schedule 13D/A filed by Farallon Capital Management, L.L.C. (“Farallon”) with the SEC on April 19, 2017. Includes 212,500 Nexvet Shares issuable upon the exercise of Nexvet Warrants within 60 days of April 30, 2017. The members of Akubra Investors, LLC (“Akubra”), are: FCIP XR 2014, L.L.C. (“FCIP XR”); and Noonday Special Situation Partners, L.P. (“NSSP,” and together with FCIP XR, the “Farallon Akubra Funds”). Farallon Capital Institutional Partners, L.P. (“FCIP”) is the sole member of FCIP XR and may be deemed to beneficially own the Nexvet Shares owned indirectly by FCIP XR. Farallon Partners, L.P. (“FP”), is the general partner of FCIP and may be deemed to beneficially own the Nexvet Shares owned indirectly by FCIP XR. NGP, L.L.C. (“NGP”) is the general partner of NSSP and may be deemed to beneficially own the Nexvet Shares owned indirectly by NSSP. Farallon is the manager of NGP and may be deemed to beneficially own the Nexvet Shares owned indirectly by NSSP. As managing members of Farallon and of FP, with the power to exercise investment discretion, each of Philip Dreyfuss, Michael Fisch, Richard Fried, Daniel Hirsch, David Kim, Monica Landry, Michael Linn, Ravi Paidipaty Rajiv Patel, Thomas Roberts, Jr., William Seybold, Andrew Spokes, John Warren and Mark Wehrly

(collectively, the “Farallon Managing Members”) may be deemed to beneficially own the Nexvet Shares indirectly owned by each of the Farallon Akubra Funds. Each of the Farallon Akubra Funds, FCIP, FP, NGP, Farallon and the Farallon Managing Members disclaims beneficial ownership of the Nexvet Shares held by Akubra. The address of Akubra is One Maritime Plaza, Suite 2100, San Francisco, California 94111.
(11)	Based on a Schedule 13G filed by AustralianSuper Pty Ltd with the SEC on January 11, 2016. Dr. Chris Nave and Dr. Stephen Thompson, of BCP2 Pty Ltd, as attorney and manager of AustralianSuper Pty Ltd as trustee for AustralianSuper, have voting and dispositive power with respect to these Nexvet Shares. The address of AustralianSuper Pty Ltd is Level 33, 50 Lonsdale Street, Melbourne, Victoria, 3000, Australia.
(12)	Based on a Schedule 13G/A filed by Broadfin Capital, LLC, Broadfin Healthcare Master Fund, Ltd. and Kevin Kotler on February 10, 2017. Kevin Kotler, as managing member of Broadfin Capital, LLC and director of Broadfin Healthcare Master Fund, Ltd., has voting and dispositive power with respect to these shares. The address of Broadfin Capital, LLC 300 Park Avenue, 25th Floor, New York, New York 10022, and the address of Broadfin Healthcare Master Fund, Ltd. is 20 Genesis Close, Ansbacher House, Second Floor, P.O. Box 1344, Grand Cayman KY1-1108, Cayman Islands.
(13)	Based on a Schedule 13D/A filed by Farallon Capital Management, L.L.C. with the SEC on April 19, 2017. Includes 229,172 Nexvet Shares issuable upon the exercise of Nexvet Warrants within 60 days of the Latest Practicable Date. The members of Bushranger Funding, LLC (“Bushranger”) are: FCP XR 2014, L.L.C. (“FCP XR”); Farallon Capital Institutional Partners III, L.P. (“FCIP III”); and Farallon Capital AA Investors, L.P. (“FCAAI,” together with FCP XR and FCIP III, the “Farallon Bushranger Funds”). Farallon Capital Partners, L.P. (“FCP”) is the sole member of FCP XR and may be deemed to beneficially own Nexvet Shares owned indirectly by FCP XR. FP is the general partner of FCP and of FCIP III and may be deemed to beneficially own the Nexvet Shares owned indirectly by FCP and FCIP III. Farallon AA GP, L.L.C. (“FAAGP”), is the general partner of FCAAI and may be deemed to beneficially own the Nexvet Shares owned indirectly by FCAAI. FP is the sole member of FAAGP and may be deemed to beneficially own the Nexvet Shares owned indirectly by FCAAI. As managing members of FP with the power to exercise investment discretion, each of the Farallon Managing Members may be deemed to beneficially own the Nexvet Shares indirectly owned by each of the Farallon Bushranger Funds. Each of the Farallon Bushranger Funds, FCP, FP, FAAGP and the Farallon Managing Members disclaims beneficial ownership of the Nexvet Shares held by Bushranger. The address of Bushranger is One Maritime Plaza, Suite 2100, San Francisco, California 94111.
(14)	Based on a Schedule 13G/A filed by Foresite Capital Fund II, L.P. with the SEC on February 13, 2017. Includes 200,000 Nexvet Shares issuable upon the exercise of Nexvet Warrants within 60 days of the Latest Practicable Date. As managing member of Foresite Capital Management II, LLC, James Tananbaum has voting and dispositive power with respect to these Nexvet Shares. Foresite Capital Management II, LLC, is the general partner of Foresite Capital Fund II, LP. The address of Foresite Capital Fund II, LP is c/o Foresite Capital Management, LLC, 600 Montgomery Street, Suite 4500, San Francisco, California 94111.
(15)	Includes 80,250 Nexvet Shares issuable upon the exercise of Nexvet Warrants within 60 days of the Latest Practicable Date. Aidan O’Driscoll, as the authorized director of Irrus Investments Nominee Limited, has voting and dispositive power with respect to these Nexvet Shares. The address of Irrus Investments Nominee Limited is No. 1 Grants Row, Second Floor, Mount Street Lower, Dublin 2, Ireland.
(16)	Includes 90,900 Nexvet Shares issuable upon the exercise of Nexvet Warrants within 60 days of the Latest Practicable Date. Justin Epstein, as the authorized director of One Funds Management Limited, the trustee for Asia Pacific Healthcare Fund II, has voting and dispositive power with respect to these Nexvet Shares. The address of One Funds Management Limited ATF Asia Pacific Healthcare Fund II is Level 13, 20 Hunter Street, Sydney, New South Wales, 2000, Australia.
(17)

Based on a Schedule 13D/A filed by Farallon Capital Management, L.L.C. with the SEC on April 19, 2017. Includes 233,328 Nexvet Shares issuable upon the exercise of Nexvet Warrants within 60 days of the Latest Practicable Date. The members of Ute Holdings, LLC (“Ute”) are: FCOI II Special Situation 2014, Ltd. (“FCOI II SS”); Farallon Capital Institutional Partners II, L.P. (“FCIP II”); and Farallon Special Situation Partners VI, L.P. (“FSSP VI,” together with FCOI II SS, and FCIP II, the “Farallon Ute Funds”). Farallon Capital Offshore Investors II, L.P. (“FCOI II”) is the sole owner of FCOI II SS and may be deemed to beneficially own the Nexvet Shares owned indirectly by FCOI II SS. FP is the general partner of FCOI II SS and of FCIP II and may be deemed to beneficially own the Nexvet Shares owned indirectly by FCOI II SS and FCIP II. Farallon Partners GP VI, L.L.C. (“FPGP VI”) is the general partner of FSSP VI and may be deemed to beneficially own the Nexvet Shares owned indirectly by FSSP VI. FP is the sole member of FPGP VI and may be deemed to beneficially own the Nexvet Shares owned indirectly by FSSP VI. As managing members of FP with the power to exercise investment discretion, each of the Farallon Managing Members may be deemed to beneficially own the Nexvet Shares indirectly owned by each of the Farallon Ute Funds. Each of the Farallon Ute Funds, FCOI II, FP, FPGP VI and the Farallon Managing Members disclaims beneficial ownership of the Nexvet Shares held by Ute. The address of Ute is One Maritime Plaza, Suite 2100, San Francisco, California 94111.

5.	Shareholdings, Dealings and Arrangements

5.1	Definitions

For the purposes of this paragraph 5:

(a)	Two or more persons are deemed to be acting in concert if they co-operate on the basis of an agreement, either express or tacit, either oral or written, aimed at:

(i)	either:

(A)	the acquisition by any one or more of them of securities in the relevant company concerned; or

(B)	the doing, or the procuring of the doing, of any act that will or may result in an increase in the proportion of securities in the relevant company concerned held by any one or more of them; or

(ii)	either:

(A)	acquiring control of the relevant company concerned; or

(B)	frustrating the successful outcome of an offer made for the purpose of the acquisition of control of the relevant company concerned;

and “concert parties” shall be construed accordingly;

(b)	“arrangement” means any indemnity or option arrangement and any agreement or understanding, formal or informal, of whatever nature, between two or more persons relating to relevant securities which is or may be an inducement to deal or refrain from dealing in such securities;

(c)	“control” means the holding, whether directly or indirectly, of securities in a company that confer in aggregate not less than 30% of the voting rights in that company;

(d)	“derivative” includes any financial product whose value, in whole or in part, is determined directly or indirectly by reference to the price of an underlying security;

(e)	“disclosure date” means June 1, 2017, being the latest practicable date before the posting of this document;

(f)	“Disclosure Period” means the period commencing on April 13, 2016 (being the date 12 months before the commencement of the Offer Period) and ending on the disclosure date;

(g)	“exempt fund manager” means a discretionary fund manager which has been recognized by the Panel as an exempt fund manager for the purposes of the Takeover Rules, has been notified in writing of that fact by the Panel and has not been notified by the Panel of the withdrawal of such recognition;

(h)	“exempt principal trader” means a principal trader who is recognized by the Panel as an exempt principal trader for the purposes of the Takeover Rules, has been notified in writing of that fact by the Panel and has not been notified by the Panel of the withdrawal of such recognition;

(i)	“interest in” or “interested in” a relevant security means:

(i)	for the purpose of determining whether a person has an “interest in a relevant security” or is “interested in a relevant security”:

(A)	that person shall be deemed to have an “interest,” or to be “interested,” in a relevant security if and only if he or she has a long position in that security; and

(B)	a person who has only a short position in a relevant security shall be deemed not to have an interest, nor to be interested, in that security;

(ii)	(A) A person shall be deemed to have a “long position” in a relevant security for the purposes of paragraph (A) if he or she directly or indirectly:

I.	owns that security; or

II.	has the right or option to acquire that security or to call for its delivery; or

III.	is under an obligation to take delivery of that security; or

IV.	has the right to exercise or control the exercise of the voting rights (if any) attaching to that security,

or to the extent that none of sub-paragraphs (I) to (IV) above applies to that person, if he or she:

V.	will be economically advantaged if the price of that security increases; or

VI.	will be economically disadvantaged if the price of that security decreases, irrespective of:

•	how any such ownership, right, option, obligation, advantage or disadvantage arises and including, for the avoidance of doubt and without limitation, where it arises by virtue of an agreement to purchase, option or derivative; or

•	whether any such ownership, right, option, obligation, advantage or disadvantage is absolute or conditional and,

where applicable, whether it is in the money or otherwise,

provided that a person who has received an irrevocable commitment to accept an offer (or to procure that another person accept an offer) shall not, by virtue only of sub-paragraph (II) or (III) above, be treated as having an interest in the Relevant Securities that are the subject of the irrevocable commitment;

(B)	A person shall be deemed to have a short position in a relevant security for the purposes of paragraph (B) if he or she directly or indirectly:

I.	has the right or option to dispose of that security or to put it to another person; or

II.	is under an obligation to deliver that security to another person; or

III.	is under an obligation either to permit another person to exercise the voting rights (if any) attaching to that security or to procure that such voting rights are exercised in accordance with the directions of another person, or to the extent that none of sub-paragraphs (I) to (III) above applies to that person if he or she:

IV.	will be economically advantaged if the price of that security decreases; or

V.	will be economically disadvantaged if the price of that security increases, irrespective of:

•	how any such right, option, obligation, advantage or disadvantage arises and including, for the avoidance of doubt and without limitation, where it arises by virtue of an agreement to sell, option or derivative; or

•	whether any such right, option, obligation, advantage or disadvantage is absolute or conditional and, where applicable, whether it is in the money or otherwise;

(j)	“relevant period” means the period commencing on April 13, 2017 and ending on the disclosure date;

(k)	“relevant securities” means relevant securities of Zoetis and Bidco or relevant Nexvet securities, as appropriate, and relevant security shall be construed accordingly;

(l)	“relevant Nexvet securities”, in relation to Nexvet, shall have the meaning assigned by Rule 2.1 of Part A of the Takeover Rules, meaning:

(i)	securities of Nexvet which are the subject of the Scheme or the Acquisition or which confer voting rights;

(ii)	equity share capital of Nexvet; and

(iii)	securities or any other instruments of Nexvet conferring on their holders rights to convert into or to subscribe for any new securities of the foregoing categories; and

(m)	“relevant securities of Zoetis and Bidco”, in relation to Zoetis, shall have the meaning assigned by Rule 2.1 of Part A of the Takeover Rules, meaning:

(i)	equity share capital of Zoetis and Bidco; and

(ii)	securities or any other instruments of Zoetis and Bidco conferring on their holders rights to convert into or to subscribe for equity share capital of Zoetis or Bidco,

and references to such “relevant securities of Zoetis and Bidco” shall include references to securities of any holding company of Zoetis and Bidco.

5.2	Interests and short positions in relevant Nexvet securities

(a)	As of the close of business on the disclosure date, the Nexvet Directors and executive officers (including persons connected with them (within the meaning of the Act)) were interested in the following relevant Nexvet securities (other than interests in Nexvet Options and Nexvet RSUs described in paragraphs 5.2(b) and (c) below):

Name	Number of Nexvet Shares
Christopher Brown	12,400
George Gunn	38,500
Ashraf Hanna	13,420
Mark Heffernan	292,754
Cormac Kilty	151,564
Joseph McCracken	12,300
Raj Patel	2,658,176
John Payne	13,395
Damian Lismore	66,634
Geraldine Farrell	30,760
Jürgen Horn	—

(b)	As of the close of business on the disclosure date, the Nexvet Directors and executive officers (including persons connected with them (within the meaning of the Act)) were interested in the following Nexvet Options which have been granted to them and remain outstanding:

Name	No. of Nexvet Options	Exercise Price ($)	Vesting Period	Expiry Date
Christopher Brown	3,600	0.125	Fully vested	7/1/2019
	7,080	0.125	Fully vested	11/5/2020
Mark Heffernan	52,040	6.35	Fully vested	2/28/2018
	9,203	0.125	Fully vested	11/5/2020
	4,833	0.125	Vests fully on 7/1/2017	7/1/2019
	100,000	15.00	25% vested on issuance, with 5% vesting each quarter from 6/30/2015	5/18/2020
Damian Lismore	7,079	0.125	Fully vested	11/25/2023
	4,000	0.125	Vests fully on 7/1/2017	7/1/2019
	100,000	15.00	25% vested on issuance, with 5% vesting each quarter from 6/30/2015	5/18/2020
Geraldine Farrell	6,194	0.125	Fully vested	11/5/2023
	2,866	0.125	Vests fully on 7/1/2017	7/1/2019
	20,000	15.00	25% vested on issuance, with 5% vesting each quarter from 6/30/2015	5/18/2020
Jürgen Horn	60,000	5.10	20% vested on issuance, with 5% vesting quarterly from 9/30/2015	8/26/2012

(c)	As of the close of business on the disclosure date, the Nexvet Directors and executive officers (including persons connected with them (within the meaning of the Act)) were interested in the Nexvet RSUs set forth below, which were granted to them and remain outstanding. Each Nexvet RSU is subject to payment of the nominal value per share to Nexvet within 30 days of vesting, pursuant an Irish Law requirement to pay to an issuer at least the nominal value per share for any issuance:

Name	No. of Nexvet RSUs	Conversion Price ($)	Vesting Dates
Christopher Brown	3,600	0.125	Vests as to 3,600 Nexvet Shares on 7/1/17
Ashraf Hanna	3,600	0.125	Vests as to 3,600 Nexvet Shares on 7/1/17
	500	0.125	Vests as to 500 Nexvet Shares on 6/30/17
Mark Heffernan	75,000	0.125	Vests as to 25,000 Nexvet Shares on each of 7/1/17, 7/1/18 and 7/1/19
	142,572	0.125	Vests as to 35,643 Nexvet Shares on each of 7/1/17, 7/1/18, 7/1/19 and 7/1/20
George Gunn	2,000	0.125	Vests as to 500 Nexvet Shares on each of 6/30/17, 9/30/17, 12/31/17 and 3/31/18
	3,600	0.125	Vests as to 3,600 Nexvet Shares on 7/1/17
Cormac Kilty	3,600	0.125	Vests as to 3,600 Nexvet Shares on 7/1/17

Name	No. of Nexvet RSUs	Conversion Price ($)	Vesting Dates
Joseph McCracken	3,600	0.125	Vests as to 3,600 Nexvet Shares on 7/1/17
	500	0.125	Vests as to 500 Nexvet Shares on 6/30/17
John Payne	3,600	0.125	Vests as to 3,600 Nexvet Shares on 7/1/17
Rajiv Patel	3,600	0.125	Vests as to 3,600 Nexvet Shares on 7/1/17
	1,500	0.125	Vests as to 500 Nexvet Shares on each of 6/30/17, 9/30/17 and 12/31/17
Damian Lismore	41,250	0.125	Vests as to 13,750 Nexvet Shares on each of 7/1/17, 7/1/18 and 7/1/19
	65,000	0.125	Vests as to 16,250 Nexvet Shares on each of 7/1/17, 7/1/18, 7/1/19 and 7/1/20
Geraldine Farrell	7,018	0.125	Vests as to 2,339 Nexvet Shares on each of 7/1/17, 7/1/18 and 7/1/19
	40,000	0.125	Vests as to 10,000 Nexvet Shares on each of 7/1/17, 7/1/18, 7/1/19 and 7/1/20
Jürgen Horn	63,000	0.125	Vests as to 15,750 Nexvet Shares on each of 7/1/17, 7/1/18, 7/1/19 and 7/1/20

(d)	Christopher Brown, George Gunn, Ashraf Hanna, Mark Heffernan, Cormac Kilty, Joseph McCracken, Rajiv Patel and John Payne have provided irrevocable undertakings to Zoetis and Bidco to vote in favor of the Scheme in respect of (i) the entirety of their interests in Nexvet Shares (as disclosed in paragraph 5.2(a) above), (ii) the entirety of their interests in Nexvet Options (as disclosed in paragraph 5.2(b) above), to the extent such Nexvet Options are exercised for Nexvet Shares, and (iii) the entirety of their interests in Nexvet RSUs (as disclosed in paragraph 5.2(c) above), to the extent such Nexvet RSUs are converted into Nexvet Shares.

(e)	Except as disclosed in paragraphs 5.2(a)-(c) above, as of the close of business on the disclosure date, no Nexvet Director (including persons connected with them (within the meaning of the Act)) was interested, or held any short positions, in any relevant Nexvet securities.

(f)	As of the close of business on the disclosure date, no member of the Nexvet Group or any associated company of Nexvet was interested, or held any short positions, in any relevant Nexvet securities.

(g)	As of the close of business on the disclosure date, no trustee of any pension scheme (other than an industry-wide scheme) in which Nexvet or any Subsidiary of Nexvet participates was interested, or held any short positions, in any relevant Nexvet securities.

(h)	As of the close of business on the disclosure date, no fund manager (including an exempt fund manager) connected with Nexvet was interested, or held any short positions, in any relevant Nexvet securities.

(i)	As of the close of business on the disclosure date, neither Evercore (financial adviser to Nexvet) nor any person controlling, controlled by, or under the same control as Evercore, was interested, or held any short positions, in any relevant Nexvet securities, other than as an exempt principal trader or an exempt fund manager.

(j)

As of the close of business on the disclosure date, neither Cowen (financial adviser to Nexvet) nor any person controlling, controlled by, or under the same control as Cowen, was interested, or held any short positions, in any relevant Nexvet securities, other than as an exempt principal trader or an exempt fund manager, except that an affiliate of Cowen holds Nexvet Warrants to acquire 96,000 Nexvet Shares at an exercise price per Nexvet Share in excess of the Consideration.

(k)	As of the close of business on the disclosure date, no partner or member of the professional staff of DLA Piper (U.S. legal adviser to Nexvet) who is actively engaged in relation to the Scheme or who is customarily engaged in the affairs of Nexvet or who has been engaged in those affairs since April 13, 2015, was interested, or held any short positions, in any relevant Nexvet securities.

(l)	As of the close of business on the disclosure date, no partner or member of the professional staff of Matheson (Irish legal adviser to Nexvet) who is actively engaged in relation to the Scheme or who is customarily engaged in the affairs of Nexvet or who has been engaged in those affairs since April 13, 2015 was interested, or held any short positions, in any relevant Nexvet securities.

(m)	As of the close of business on the disclosure date, no partner or member of the professional staff of PricewaterhouseCoopers (Nexvet’s auditor) who is actively engaged in relation to the Scheme or who is customarily engaged in the affairs of Nexvet or who has been engaged in those affairs since April 13, 2015 was interested, or held any short positions, in any relevant Nexvet securities.

(n)	As of the close of business on the disclosure date, D.F. King (Nexvet’s proxy solicitor) was not interested, and held no short positions, in any relevant Nexvet securities.

(o)	Except as disclosed in this paragraph 5.2, as of the close of business on the disclosure date, no other person acting in concert (including deemed to be acting in concert) with Nexvet or any person with whom Nexvet, or any person acting in concert with Nexvet, has any arrangement was interested, or held any short positions, in any relevant Nexvet securities.

(p)	As of the close of business on the disclosure date, none of Zoetis, Bidco, any member of the Zoetis Group nor any associated company of Zoetis was interested, or held any short positions, in any relevant Nexvet securities.

(q)	As of the close of business on the disclosure date, none of Zoetis Directors or Bidco Directors (including persons connected with them (within the meaning of the Act)) was interested, or held any short positions, in any relevant Nexvet securities.

(r)	As of the close of business on the disclosure date, no trustee of any pension scheme (other than an industry-wide scheme) in which Zoetis or any Subsidiary of Zoetis participates was interested, or held any short positions, in any relevant Nexvet securities.

(s)	As of the close of business on the disclosure date, no fund manager (including an exempt fund manager) connected with Zoetis or Bidco was interested, or held any short positions, in any relevant Nexvet securities.

(t)	As of the close of business on the disclosure date, Goldman Sachs (financial adviser to Zoetis and Bidco) and persons controlling, controlled by, or under the same control as Goldman Sachs (other than as an exempt principal trader or an exempt fund manager), were interested in the following relevant Nexvet securities:

Name	Interest	No. of Relevant Nexvet Securities
Goldman Sachs & Co. LLC	Long position	858

and neither Goldman Sachs nor any person controlling, controlled by, or under the same control as Goldman Sachs (other than as an exempt principal trader or an exempt fund manager) held any short positions in any relevant Nexvet Securities.

(u)	As of the close of business on the disclosure date, no partner or member of the professional staff of Morgan, Lewis & Bockius LLP (U.S. legal adviser to Zoetis and Bidco) who is actively engaged in relation to the Scheme or who is customarily engaged in the affairs of Zoetis and Bidco or who has been engaged in those affairs since April 13, 2015, was interested, or held any short positions, in any relevant Nexvet securities.

(v)	As of the close of business on the disclosure date, no partner or member of the professional staff of Arthur Cox (Irish legal adviser to Zoetis and Bidco) who is actively engaged in relation to the Scheme or who is customarily engaged in the affairs of Zoetis and Bidco or who has been engaged in those affairs since April 13, 2015 was interested, or held any short positions, in any relevant Nexvet securities.

(w)	As of the close of business on the disclosure date, Akubra Investors, LLC, Bushranger Funding, LLC, and Ute Holdings, LLC, being the related companies of Farallon Capital Management, L.L.C. whom have given an irrevocable undertaking to Zoetis and Bidco to vote in favor of the Scheme in respect of their entire beneficial holdings of Nexvet Shares, were interested in the following relevant Nexvet securities, all of which will be voted in accordance with this irrevocable undertaking:

Name	Interest	No. of Relevant Nexvet Securities
Akubra Investors, LLC	Nexvet Shares	833,845
Akubra Investors, LLC	Nexvet Warrants	212,500
Bushranger Funding, LLC	Nexvet Shares	899,268
Bushranger Funding, LLC	Nexvet Warrants	229,172
Ute Holdings, LLC	Nexvet Shares	915,583
Ute Holdings, LLC	Nexvet Warrants	233,328

(x)	As of close of business on the disclosure date, Adage Capital Partners GP, L.L.C., who has given an irrevocable undertaking to Zoetis and Bidco to vote in favor of the Scheme in respect of its entire beneficial holdings of Nexvet Shares, was interested in the following relevant Nexvet securities, all of which will be voted in accordance with this irrevocable undertaking:

Name	Interest	No. of Relevant Nexvet Securities
Adage Capital Partners, LP	Nexvet Shares	795,000
Adage Capital Partners, LP	Nexvet Warrants	225,000

(y)	As of close of business on the disclosure date, Broadfin Capital, LLC, who has given an irrevocable undertaking to Zoetis and Bidco to vote in favor of the Scheme in respect of its entire beneficial holdings of Nexvet Shares, was interested in the following relevant Nexvet securities, all of which will be voted in accordance with this irrevocable undertaking:

Name	Interest	No. of Relevant Nexvet Securities
Broadfin Capital, LLC, Broadfin Healthcare Master Fund, Ltd. and Kevin Kotler (shared beneficial ownership)	Nexvet Shares	1,127,200

(z)	Except as disclosed in this paragraph 5.2, as of the close of business on the disclosure date, no other person acting in concert (including deemed to be acting in concert) with Zoetis or Bidco was interested, or held any short positions, in any relevant Nexvet securities.

(aa)	Except as disclosed in this paragraph 5.2, as of the close of business on the disclosure date, no person with whom Zoetis, or any person acting in concert with Zoetis or Bidco, has any arrangement was interested, or held any short positions, in any relevant Nexvet securities.

(bb)	The information in this paragraph 5.2 has been included subject to the confirmation set out in this paragraph 5.2 in respect of each member of Nexvet and all persons controlling, controlled by, or under the same control as each of them has been included subject to the Nexvet Directors’ knowledge, information and belief as of the disclosure date, having made due and careful inquiries.

(cc)	The information in this paragraph 5.2 in respect of each member of the Zoetis Group and all persons controlling, controlled by, or under the same control as them has been included subject to the Zoetis Directors and Bidco Directors knowledge, information and belief as of the disclosure date, having made due and careful inquiries.

5.3	Dealings in relevant Nexvet securities

(a)	The dealings during the Disclosure Period in relevant Nexvet securities by the Nexvet Directors and executive officers or persons connected with them (within the meaning of the Act) were as follows (other than the dealings in Nexvet Options and Nexvet RSUs set out in paragraphs 5.2(b) and (c) below):

Name	Number of Nexvet Shares	Nature of Transaction	Date of Dealing	Price Per Ordinary Share ($)
George Gunn	20,000	Bonus Shares	9/5/16	0.125

(b)	The dealings during the Disclosure Period in Nexvet Options by the Nexvet Directors and executive officers or persons connected with them (within the meaning of the Act) were as follows:

Name	Number of Nexvet Options	Nature of Transaction	Date of Dealing	Exercise Price Per Ordinary Share ($)
Mark Heffernan	4,833	Exercise of option	7/1/16	0.125
Damian Lismore	4,000	Exercise of option	7/1/16	0.125
Geraldine Farrell	2,867	Exercise of option	7/1/16	0.125

(c)	The dealings during the Disclosure Period in Nexvet RSUs by the Nexvet Directors or persons connected with them (within the meaning of the Act) were as follows:

Director	Number of Nexvet RSUs	Nature of Transaction	Date of Dealing	Price Per Ordinary Share ($)
Christopher Brown	3,600	Award of RSUs	9/5/16	0.125
	3,600	Settlement of RSUs	7/1/16	0.125
Ashraf Hanna	500	Settlement of RSUs	3/31/17	0.125
	500	Settlement of RSUs	12/31/16	0.125
	500	Settlement of RSUs	9/31/16	0.125
	3,600	Award of RSUs	9/5/16	0.125
	500	Settlement of RSUs	7/1/16	0.125
	3,600	Settlement of RSUs	7/1/16	0.125
Mark Heffernan	142,572	Award of RSUs	9/5/16	0.125
	4,833	Settlement of RSUs	7/1/16	0.125
	25,000	Settlement of RSUs	7/1/16	0.125
George Gunn	500	Settlement of RSUs	3/31/17	0.125
	500	Settlement of RSUs	12/31/16	0.125
	500	Settlement of RSUs	9/31/16	0.125
	3,600	Award of RSUs	9/5/16	0.125
	500	Settlement of RSUs	7/1/16	0.125
	3,600	Settlement of RSUs	7/1/16	0.125
Cormac Kilty	3,600	Award of RSUs	9/5/16	0.125
	3,600	Settlement of RSUs	7/1/16	0.125
Joseph McCracken	500	Settlement of RSUs	3/31/17	0.125
	500	Settlement of RSUs	12/31/16	0.125
	500	Settlement of RSUs	9/31/16	0.125
	3,600	Award of RSUs	9/5/16	0.125
	3,600	Settlement of RSUs	7/1/16	0.125
	500	Settlement of RSUs	6/30/16	0.125
John Payne	3,600	Award of RSUs	9/5/16	0.125
	3,600	Settlement of RSUs	7/1/16	0.125
Rajiv Patel	500	Settlement of RSUs	3/31/17	0.125
	500	Settlement of RSUs	12/31/16	0.125
	500	Settlement of RSUs	9/31/16	0.125
	3,600	Award of RSUs	9/5/16	0.125
	3,600	Settlement of RSUs	7/1/16	0.125
	500	Settlement of RSUs	6/30/16	0.125
Damian Lismore	65,000	Award of RSUs	9/5/16	0.125
	13,750	Settlement of RSUs	7/1/16	0.125
Geraldine Farrell	40,000	Award of RSUs	9/5/16	0.125
	2,340	Settlement of RSUs	7/1/16	0.125
Jürgen Horn	63,000	Award of RSUs	9/5/16	0.125

(d)	During the Disclosure Period, Nexvet has not redeemed or purchased any relevant Nexvet securities.

(e)	During the Disclosure Period, Nexvet has not acquired any relevant Nexvet securities from employees who have left Nexvet’s employment.

(f)	During the Disclosure Period, there were no dealings in relevant Nexvet securities by any member of the Nexvet Group or any associated company of Nexvet.

(g)	During the relevant period, there were no dealings in relevant Nexvet securities by any trustee of any pension scheme (other than an industry-wide scheme) in which Nexvet or any Subsidiary of Nexvet participates.

(h)	During the relevant period, there were no dealings in relevant Nexvet securities by a fund manager (including an exempt fund manager) connected with Nexvet.

(i)	During the relevant period, there were no dealings in relevant Nexvet securities by Evercore (financial adviser to Nexvet) or any persons (other than exempt fund managers or exempt principal traders) controlling, controlled by, or under the same control as Evercore.

(j)	During the relevant period, there were no dealings in relevant Nexvet securities by Cowen (financial adviser to Nexvet) or any persons (other than exempt fund managers or exempt principal traders) controlling, controlled by, or under the same control as Cowen.

(k)	During the relevant period, there were no dealings in relevant Nexvet securities by any partner or member of the professional staff of DLA Piper (U.S. legal adviser to Nexvet) who is actively engaged in relation to the Scheme or who is customarily engaged in the affairs of Nexvet or who has been engaged in those affairs since April 13, 2015.

(l)	During the relevant period, there were no dealings in relevant Nexvet securities by any partner or member of the professional staff of Matheson (Irish legal adviser to Nexvet) who is actively engaged in relation to the Scheme or who is customarily engaged in the affairs of Nexvet or who has been engaged in those affairs since April 13, 2015.

(m)	During the relevant period, there were no dealings in relevant Nexvet securities by any partner or member of the professional staff of PricewaterhouseCoopers (Nexvet’s auditors) who is actively engaged in relation to the Scheme or who is customarily engaged in the affairs of Nexvet or who has been engaged in those affairs since April 13, 2015.

(n)	During the relevant period, there were no dealings in relevant Nexvet’s securities by D.F. King (Nexvet’s proxy solicitor).

(o)	During the relevant period there were no dealings in relevant Nexvet securities by any other person acting in concert (including deemed to be acting in concert) with Nexvet.

(p)	Save as disclosed in paragraph 5.2 (Interests and Short Positions in Relevant Nexvet Securities) and this paragraph 5.3, during the relevant period there were no dealings in relevant Nexvet securities by any person with whom Nexvet or any person acting in concert with Nexvet has any arrangement.

(q)	During the Disclosure Period, there were no dealings in relevant Nexvet securities by Bidco, any member of the Zoetis Group nor any associated company of Zoetis.

(r)	During the Disclosure Period, there were no dealings in relevant Nexvet securities by any of the Zoetis Directors or Bidco Directors (or, where relevant, managers) (including, in each case, persons connected with them (within the meaning of the Act)).

(s)	During the Disclosure Period, there were no dealings in relevant Nexvet securities by any trustee of any pension scheme (other than an industry-wide scheme) in which Bidco or any Subsidiary of Zoetis participates.

(t)	During the Disclosure Period, there were no dealings in relevant Nexvet securities by a fund manager (including an exempt fund manager) connected with Zoetis or Bidco.

(u)	During the Disclosure Period, there were no dealings in relevant Nexvet securities by Akubra Investors, LLC, Bushranger Funding, LLC, or Ute Holdings, LLC, being the related companies of Farallon Capital Management, L.L.C., whom have given an irrevocable undertaking to Zoetis and Bidco to vote in favor of the Scheme.

(u)	During the Disclosure Period, there were no dealings in relevant Nexvet securities by Adage Capital Partners GP, L.L.C., who has given an irrevocable undertaking to Zoetis and Bidco to vote in favor of the Scheme.

(v)	During the Disclosure Period, there were no dealings in relevant Nexvet securities by Broadfin Capital Partners, LLC, who has given an irrevocable undertaking to Zoetis and Bidco to vote in favor of the Scheme.

(w)	The dealing during the Disclosure Period in relevant Nexvet securities by Goldman Sachs (financial adviser to Zoetis and Bidco) or any persons (other than exempt fund managers or exempt principal traders) controlling, controlled by, or under the same control as Goldman Sachs were as follows:

Name	Number of Relevant Nexvet Securities	Nature of Transaction	Date of Dealing	Price Per Ordinary Share ($)
Goldman Sachs & Co. LLC	75	Sale	5/25/2016	2.96
Goldman Sachs & Co. LLC	60	Sale	11/1/2016	3.99

(x)	During the Disclosure Period, there were no dealings in relevant Nexvet securities by any partner or member of the professional staff of Morgan, Lewis & Bockius LLP (U.S. legal adviser to Zoetis and Bidco) or Arthur Cox (Irish legal adviser to Zoetis and Bidco) who is actively engaged in relation to the Scheme or who is customarily engaged in the affairs of Zoetis and Bidco or who has been engaged in those affairs since April 13, 2015.

(y)	During the Disclosure Period there were no dealings in relevant Nexvet securities by any other person acting in concert (including deemed to be acting in concert) with Zoetis or Bidco.

(z)	During the Disclosure Period, there were no dealings in relevant Nexvet securities by any person with whom Zoetis or Bidco or any person acting in concert with Zoetis or Bidco has any arrangement.

(aa)	The information in this paragraph 5.3 in respect of each member of the Zoetis Group and all persons controlling, controlled by, or under the same control as them has been included subject to the Zoetis Directors and Bidco Directors knowledge, information and belief as of the disclosure date, having made due and careful inquiries.

5.4	Interests and short positions in relevant securities of Zoetis

(a)	As of the close of business on the disclosure date, Nexvet was not interested in any relevant securities of Zoetis.

(b)	As of the close of business on the disclosure date, Nexvet did not hold any short positions in any relevant securities of Zoetis.

(c)	As of the close of business on the disclosure date, no Nexvet Director (including persons connected to them (within the meaning of the Act)) was interested, or held any short positions, in any relevant securities of Zoetis, other than John Payne, who was interested in 314 shares of Zoetis common stock (which he held through a 401(k) plan).

5.5	Dealings in relevant securities of Zoetis or Bidco

During the Disclosure Period:

(a)	there were no dealings in relevant securities of Zoetis or Bidco by Nexvet; and

(b)	there were no dealings in relevant securities of Zoetis or Bidco by the Nexvet Directors (or persons connected with them (within the meaning of the Act)).

6.	Material Contracts

Except as disclosed in this paragraph 6, neither Nexvet nor any of its Subsidiaries has within the two years prior to the commencement of the Offer Period entered into any contracts (other than contracts entered into in the ordinary course of business) that are, or may be, material.

6.1	Expenses Reimbursement Agreement

Nexvet entered into the Expenses Reimbursement Agreement with Zoetis on April 13, 2017 as described in paragraph 6 of Part 1 (Letter of Recommendation from the Nexvet Board) of this document.

6.2	Transaction Agreement

Nexvet entered into the Transaction Agreement with Zoetis and Bidco on April 13, 2017 as described in paragraph 7 of Part 1 (Letter of Recommendation from the Nexvet Board) of this document.

6.3	Employment Agreement by and between Nexvet and Ms. Geraldine Farrell

On April 21, 2016, Nexvet Australia Pty Ltd entered into an Employment Agreement with Ms. Geraldine Farrell, the General Counsel and Vice President Operations of Nexvet, which agreement replaced the terms of her prior employment agreement. Pursuant to the Employment Agreement, Ms. Farrell’s annual base salary is A$275,000 and she is eligible for certain annual equity awards, performance-based cash bonuses, and expense reimbursements. The Employment Agreement will continue until it is terminated in accordance with its terms. Ms. Farrell is entitled to six months’ written notice of termination by Nexvet, or 12 months’ written notice if her employment is terminated immediately prior to, upon or within 12 months following a “change of control,” upon which she will be entitled to a cash amount approximating the value of the annual equity award she would have received in the year of her termination (prorated through her termination date). In addition, upon a “change in control,” all equity awards held by Ms. Farrell will become 100% vested and exercisable in full.

6.4	Employment Agreement by and between Nexvet and Dr. Jürgen Horn

On April 29, 2016, Nexvet US, Inc. entered into an Employment Agreement with Dr. Jürgen Horn to become Nexvet’s Chief Product Development Officer. Pursuant to the Employment Agreement, Dr. Horn’s annual base salary is $330,000 and he is eligible for certain performance-based cash bonuses, a potential relocation reimbursement and annual equity awards as determined by the Nexvet Board. Upon a “change in control,” all equity awards held by Dr. Horn will become 100% vested and exercisable in full. Dr. Horn’s employment with Nexvet is “at will” and for no specified period of time.

6.5	Non-Exclusive Patent License Agreement by and between Nexvet Ireland Limited and Pfizer Inc.

On February 1, 2017, Nexvet Ireland Limited entered into a non-exclusive license agreement with Pfizer Inc., pursuant to which Nexvet Ireland Limited received a non-exclusive license to certain patents in the Pfizer portfolio for anti-NGF antibodies. Pursuant to this agreement, Nexvet Ireland Limited agreed to pay Pfizer a $1.0 million upfront license fee, and may pay Pfizer (i) additional amounts based on regulatory and sales milestones and (ii) a low, single-digit royalty based on net sales of the Nexvet Group’s anti-NGF product candidates for the life of the relevant patents. The agreement remains in effect on a country-by-country basis until all claims in all licensed patents have expired or been abandoned.

7.	Directors and Service Contracts

No Nexvet Director has a service contract with Nexvet or any of its Subsidiaries or associated companies having more than 12 months to run. No Nexvet Director’s service contract with Nexvet or any of its Subsidiaries or associated companies has been entered into or amended within six months of the date of this document.

8.	Irish Taxation

8.1	Scope of Discussion

The following is a general summary of the material Irish tax considerations applicable to certain beneficial holders of Nexvet Shares in respect of the disposition of Nexvet Shares under the Scheme based on current Irish taxation Laws and the current published practices of the Irish Revenue Commissioners and may be subject to change. Legislative, administrative or judicial changes may modify the tax consequences described below, possibly with retrospective effect. This summary is intended only as a general guide and does not constitute tax advice. The summary is not exhaustive and does not discuss all aspects of Irish taxation that may be relevant to a particular Nexvet Shareholder. This discussion does not deal with the Irish tax considerations of the release of Nexvet Options, Nexvet RSUs and Warrants. Nexvet Shareholders should consult their own tax advisers about the Irish tax consequences (and tax consequences under the Laws of other relevant jurisdictions) of the Scheme.

The summary only applies to Nexvet Shareholders who legally and beneficially hold their Nexvet Shares as capital assets and does not address special classes of Nexvet Shareholders, including, but not limited to dealers in securities, insurance companies, pension schemes, employee share ownership trusts, collective investment undertakings, charities, tax exempt organizations, financial institutions, close companies and shareholders who have or, or are deemed to have, acquired their shares by virtue of an Irish office or employment (performed or carried on in Ireland), each of which may be subject to special rules not discussed below.

8.2	Irish Tax on Chargeable Gains

(a)	Non-resident shareholders

Nexvet Shareholders that are not resident or ordinarily resident in Ireland for Irish tax purposes and do not hold their shares in connection with a trade or business carried on by such shareholders through an Irish branch or agency will not be within the charge to Irish CGT on the disposal of their Nexvet Shares pursuant to the Scheme.

Nexvet Shareholders that are not resident or ordinarily resident in Ireland for Irish tax purposes, but who hold their shares in connection with a trade carried on by such Nexvet Shareholders through an Irish branch or agency will, subject to the availability of any exemptions and reliefs, generally be within the charge to Irish CGT on the disposal of their Nexvet Shares pursuant to the Scheme. A Nexvet Shareholder who is an individual and who is temporarily non-resident in Ireland may, under Irish anti-avoidance legislation, still be liable to Irish CGT on any chargeable gain realized.

(b)	Irish resident shareholders

Nexvet Shareholders that are resident or ordinarily resident in Ireland for Irish tax purposes (“Irish Holder”) will, subject to the availability of any exemptions and reliefs, generally be within the charge to Irish CGT on the disposal of their Nexvet Shares pursuant to the Scheme.

For the purposes of Irish CGT an Irish Holder should be treated as having made a disposal of their holding of Nexvet Shares for consideration of an amount equal to the cash received pursuant to the Scheme. This may, subject to the Irish Holder’s individual circumstances and any available exemption or relief, give rise to a chargeable gain (or allowable loss) for the purposes of Irish CGT.

Any gain or loss will be calculated by reference to the difference between the amount of cash received and the Irish Holder’s CGT base cost in their holding of Nexvet Shares plus incidental acquisition and disposal expenses. The current rate of tax applicable to such chargeable gains is 33%.

Where proceeds are received in a currency other than the Euro, they must be translated into Euro amounts using the foreign exchange rate on the date of the disposal to calculate the amount of the chargeable gain or loss. Similarly, acquisition or disposal costs denominated in a currency other than Euro must be translated at the date of acquisition or disposal into Euro amounts.

The amount of Irish CGT, if any, payable as a consequence of the disposal of the Nexvet Shares by an Irish Holder pursuant to the Scheme will depend on his or her own personal tax position. No Irish CGT should be payable on any gain realized on the disposal of the Nexvet Shares by an individual if the amount of the net chargeable gains realized by them, when aggregated with other net chargeable gains realized by that Irish Holder in the year of assessment (and after taking account of allowable losses), does not exceed the annual exemption (EUR (€)1,270 for 2017). This annual exemption is not available to companies. Irish Holders are required, under Ireland’s self-assessment system, to make a tax return reporting any chargeable gains arising to them in a particular tax year. Indexation allowance will not be available in respect of expenditure incurred on or after January 1, 2003 or in respect of periods of ownership after December 31, 2002.

Irish Holders that realize a loss on the disposition of Nexvet Shares will generally be entitled to offset such capital losses against chargeable gains realized from other sources in determining their liability to Irish CGT. Capital losses which remain unrelieved in a year may generally be carried forward and applied against any chargeable gains realized in future years.

8.3	Stamp Duty

No Irish stamp duty will be payable by a holder of Nexvet Shares in relation to the cancellation of Nexvet Shares for cash.

9.	U.S. Federal Income Tax Consequences

9.1	General

The following discussion summarizes certain material U.S. federal income tax considerations of the Scheme generally relevant to holders of Nexvet Shares who are U.S. Shareholders (as defined below), assuming that the Scheme is consummated. This discussion is based on the Internal Revenue Code of 1986, as amended, (“Code”), Treasury Regulations promulgated under the Code, judicial decisions, administrative rulings and other official interpretations thereof, in effect as of the date of this document and all of which are subject to change, possibly with retroactive effect. The discussion below does not address all U.S. federal income tax consequences or any state, local or non-U.S. tax consequences of the Scheme. This discussion does not apply to Nexvet Shareholders who received Nexvet Shares pursuant to the exercise of employee share options, warrants or otherwise in connection with the performance of services. The tax treatment of Nexvet Shareholders may vary depending upon each Nexvet Shareholder’s particular situation and each Nexvet Shareholder should consult a professional tax adviser with respect to the tax consequences of the Scheme to it. Also, this discussion does not apply to Nexvet Shareholders subject to special treatment, including:

•	brokers and dealers in securities or currencies;

•	traders in securities that elect to use the mark-to-market method of accounting;

•	tax-exempt entities;

•	banks and thrifts and other financial institutions;

•	regulated investment companies;

•	pension plans;

•	insurance companies;

•	persons subject to the U.S. alternative minimum tax;

•	persons that hold their Nexvet Shares in a tax deferred account;

•	persons that hold Nexvet Shares as part of a “straddle,” a “hedge,” a “constructive sale” transaction, a “conversion transaction,” a “synthetic security” or other integrated investment;

•	persons that own, actually or through certain “constructive ownership” rules, 10% or more of the outstanding Nexvet Shares;

•	persons that have a “functional currency” other than the U.S. dollar;

•	certain former citizens or residents of the United States;

•	controlled foreign corporations;

•	passive foreign investment companies; and

•	persons that hold Nexvet Shares through pass-through entities.

This discussion also does not address the U.S. federal income tax consequences of the Scheme to holders of Nexvet Shares who do not hold such shares as a capital asset, which is generally property held for investment, and does not address tax consequences of the Scheme to Nexvet Shareholders who are not U.S. Shareholders (as defined in paragraph 9.3 of this Part 8 (Additional Information)).

For purposes of this discussion, a “U.S. Shareholder” is any beneficial owner of Nexvet Shares who, for U.S. federal income tax purposes, is:

(a)	a U.S. citizen or resident individual;

(b)	a corporation (or any other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the Laws of the United States, any state thereof or the District of Columbia;

(c)	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

(d)	a trust, if (1) a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all the substantial decisions of the trust, or (2) the trust has a valid election in effect under current Treasury Regulations to be treated as a U.S. person.

For investors who own Nexvet Shares through a partnership or an entity treated as a partnership for U.S. federal income tax purposes, the U.S. federal income tax treatment will generally depend upon the status of the partner and the activities of the partnership. Such investors should consult their own tax adviser as to their particular tax consequences.

9.2	Income Tax Consequences to U.S. Shareholders

The Scheme will be a taxable event for U.S. federal income tax purposes and each U.S. Shareholder will recognize gain or loss with respect to its Nexvet Shares, measured by the difference between the amount of Consideration paid to such U.S. Shareholder and such U.S. Shareholder’s adjusted tax basis in its Nexvet Shares. If a U.S. Shareholder acquired Nexvet Shares by purchase, the U.S. Shareholder’s adjusted tax basis in Nexvet Shares will generally equal the amount the U.S. Shareholder paid for the relevant Nexvet Shares, less any returns of capital that the U.S. Shareholder might have received with regard to the relevant Nexvet Shares. In the case of a U.S. Shareholder who holds multiple blocks of Nexvet Shares (blocks of Nexvet Shares acquired separately at different times and/or prices), gain or loss and holding period must be calculated and accounted for separately for each block.

Subject to the discussion under “Passive Foreign Investment Company Status and Related Tax Consequences” below, the gain or loss on the sale of Nexvet Shares will constitute long-term capital gain or loss if the Nexvet Shares have been held for more than one year as of the Effective Time. If a U.S. Shareholder receiving long-term capital gain is an individual or other non-corporate shareholder, then the capital gain will generally be subject to U.S. federal income tax at a maximum rate of 20%. Short-term capital gains received by such shareholders will be subject to tax at ordinary income rates of up to 39.6%. U.S. Shareholders that are taxable as corporations for U.S. federal income tax purposes will generally be subject to 35% tax on any gain (whether long-term or short-term) from the sale or exchange of Nexvet Shares. A U.S. Shareholder’s ability to deduct capital losses is subject to several limitations. The gain or loss will generally be U.S.-source gain or loss for foreign tax credit purposes.

9.3	Passive Foreign Investment Company Status and Related Tax Consequences

Nexvet believes that it was a passive foreign investment company (“PFIC”) within the meaning of Section 1297 of the Code for its fiscal years ended June 30, 2016 and June 30, 2015, that it expects to be a PFIC for its fiscal year ended June 30, 2017 and that it may be a PFIC in subsequent taxable years. The determination of whether Nexvet (or any of its Subsidiaries) was, or will be, a PFIC for a tax year depends, in part, on the application of complex U.S. federal income tax rules, which are subject to differing interpretations. In addition, whether Nexvet (or any of its Subsidiaries) will be a PFIC for any tax year depends on the assets and income of Nexvet (and each of its Subsidiaries) over the course of each such tax year and, as a result, cannot be predicted with certainty as of the date of this document. Generally, if Nexvet or any of its Subsidiaries was a PFIC for any taxable year during which a U.S. Shareholder held Nexvet Shares, Nexvet will always be a PFIC with respect to such U.S. Shareholder unless the U.S. Shareholder makes a valid, timely qualified electing fund election under Section 1295 of the Code (a “QEF Election”) with respect to Nexvet and its PFIC Subsidiaries or a valid, timely mark-to-market election under Section 1296 of the Code (a “Mark-to-Market Election”) with respect to such Nexvet Shares. A U.S. Shareholder that has not made a QEF Election or a Mark-to-Market Election will be referred to in this summary as a “Non-Electing U.S. Shareholder.” A U.S. Shareholder will be subject to different taxation rules with respect to the Scheme depending on whether such U.S. Shareholder made a QEF Election or a Mark-to-Market Election with respect to his or her Nexvet Shares. U.S. Shareholders of PFICs are required to report their shareholdings, and any dispositions of stock in a PFIC on IRS Form 8621. The PFIC rules are complex, and U.S. Shareholders should consult their own tax advisers regarding the PFIC rules and how they may affect the U.S. federal income tax consequences of the Scheme on their Nexvet Shares.

9.4	Income Tax Consequences to Non-Electing U.S. Shareholders

A Non-Electing U.S. Shareholder will be subject to the rules of Section 1291 of the Code with respect to (a) any gain recognized on the sale or other taxable disposition of the Nexvet Shares and (b) any excess distribution paid on the Nexvet Shares. A distribution generally will be an “excess distribution” to the extent that such distribution (together with all other distributions received in the current tax year) exceeds 125% of the average distributions received during the three preceding tax years (or during a U.S. Shareholder’s holding period for the Nexvet Shares, if shorter).

Any gain recognized on the sale or other taxable disposition of Nexvet Shares, and any excess distribution paid on Nexvet Shares must be ratably allocated to each day of a Non-Electing U.S. Shareholder’s holding period for the Nexvet Shares. The amount of any such gain or excess distribution allocated to the tax year of disposition or excess distribution and to years before Nexvet became a PFIC, if any, would be taxed as ordinary income. The amounts allocated to any other tax year would be subject to U.S. federal income tax at the highest tax rate applicable to ordinary income in each such year, and an interest charge would be imposed on the tax liability for each such year, calculated as if such tax liability had been due in each such year. A Non-Electing U.S. Shareholder that is not a corporation must treat any such interest paid as “personal interest,” which is not deductible.

9.5	QEF Election

A U.S. Shareholder that made a valid, timely QEF Election with respect to its Nexvet Shares generally would recognize capital gain or loss on the sale or other taxable disposition of such shares and would be taxed as described under “Income Tax Consequences to U.S. Shareholders” above. In addition, the U.S. Shareholder’s adjusted tax basis in its Nexvet Shares would have been increased to reflect any taxed but undistributed earnings and profits and decreased by any distribution of earnings and profits that previously had been taxed when received by such U.S. Shareholder.

9.6	Mark-to-Market Election

A U.S. Shareholder that made a valid, timely Mark-to-Market Election with respect to its Nexvet Shares generally would recognize ordinary gain or loss on the sale or other taxable disposition of such shares in connection with the making of such election. The U.S. Shareholder’s tax basis in its Nexvet Shares would have been adjusted to reflect the amount included in gross income or allowed as a deduction because of such Mark-to-Market Election. The Mark-to-Market Election may not be available with respect to Nexvet’s Subsidiaries that are PFICs. Accordingly, the deemed sale of such Subsidiaries as a result of the Scheme may be subject to the rules with respect to Non-Electing U.S. Shareholders.

9.7	Net Investment Income Tax

U.S. Shareholders that are individuals, estates or trusts and whose income exceeds certain thresholds will be subject to an additional 3.8% net investment income tax on any capital gains and dividend income arising from the sale of their Nexvet Shares pursuant to the Scheme. Special rules apply and certain elections are available for certain U.S. Shareholder that are subject to the 3.8% net investment income tax and hold shares in a PFIC, such as Nexvet. U.S. Shareholders are urged to consult their tax advisers regarding the application of the net investment income tax to them as a result of the Scheme.

9.8	Information Reporting and Backup Withholding

Information reporting generally applies to certain payments to U.S. Shareholders which are made within the U.S. (or through certain related U.S. intermediaries), unless the U.S. Shareholder is an exempt recipient (such as a corporation). Generally, backup withholding will apply to U.S. Shareholders selling their Nexvet Shares unless they provide a correct taxpayer identification number and make appropriate certifications concerning, or otherwise establish that they are exempt from, backup withholding tax requirements. Any amounts withheld under the backup withholding rules will be allowed as a refund or credit against the U.S. Shareholder’s U.S. federal income tax liability, provided that the required information is timely furnished to the IRS by the U.S. Shareholder. U.S. Shareholders are urged to consult their tax advisers regarding the imposition of backup withholding and information reporting with respect to distributions on or dispositions of their Nexvet Shares.

9.9	Income Tax Consequences to Non-U.S. Shareholders

For purposes of this summary, the term “Non-U.S. Shareholder” means a beneficial owner of Nexvet Shares who is not a U.S. Shareholder.

Any gain realized by a Non-U.S. Shareholder pursuant to the Scheme generally will not be subject to U.S. federal income tax unless (1) the gain is effectively connected with a trade or business of such Non-U.S. Shareholder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by such Non-U.S. Shareholder in the United States), in which case such gain generally will be subject to U.S. federal income tax at rates generally applicable to U.S. Shareholders, and, if the Non-U.S. Shareholder is a corporation (or any entity or arrangement treated as a corporation for U.S. federal income tax purposes), such gain may also be subject to the branch profits tax at a rate of 30% (or a lower rate under an applicable tax treaty); or (2) such Non-U.S. Shareholder is an individual who is present in the United States for one-hundred and eighty-three (183) days or more in the taxable year of the Scheme, and certain other specified conditions are met, in which case such gain will be subject to U.S. federal income tax at a rate of 30% (or a lower rate under an applicable tax treaty).

9.10	Information Reporting and Backup Withholding

Non-U.S. Holders are generally exempt from backup withholding, but such Non-U.S. Shareholders may have to comply with certification procedures to prove entitlement to this exemption.

The discussion above is not tax advice, and it is not a complete analysis or description of every potential U.S. federal income tax consequence or any other tax consequence of the Scheme. In addition, the summary does not address U.S. federal realized income tax consequences that may vary with, or are contingent on, individual circumstances, nor does it address any U.S. non-income, state, local or non-U.S. tax consequences. Accordingly, each Nexvet Shareholder is urged to consult with his, her or its own tax adviser to determine the particular U.S. federal, state, local and non-U.S. tax consequences to it of the Scheme.

10.	Material Changes

10.1	Except as disclosed in the unaudited financial statements of Nexvet for the quarter ended March 31, 2017, the Nexvet Directors are not aware of any material change in the financial or trading position of Nexvet since June 30, 2016 (the date to which the last published audited accounts of Nexvet were prepared).

10.2	Except as disclosed in this document there has been no material change in information previously published by Nexvet or Bidco in connection with the Acquisition since the commencement of the Offer Period.

11.	Consents

11.1	Evercore has given and not withdrawn its written consent to the inclusion in this document of the references to its name in the form and context in which it appears and to the inclusion of the Evercore Fairness Opinion in this document.

11.2	Cowen has given and not withdrawn its written consent to the inclusion in this document of the references to its name in the form and context in which they appear.

11.3	Goldman Sachs has given and not withdrawn its written consent to the inclusion in this document of the references to its name in the form and context in which they appear.

12.	Litigation Relating to the Acquisition

On May 30, 2017, an alleged Nexvet shareholder filed a putative class action against Nexvet and the Nexvet Directors in the U.S. federal court for Northern District of California, under the caption Stephen Bushansky v. Nexvet Biopharma Public Limited Company, et al., Case 3:17-cv-03099. The plaintiff alleges that disclosures in the preliminary proxy statement were materially false or misleading relating to the sale process for Nexvet, potential conflicts of interest faced by Evercore, and the value of Nexvet, that Nexvet and the Nexvet Directors were at least negligent in filing the preliminary proxy statement containing this information, and that the Nexvet Directors were liable for these statements as control persons. The complaint seeks an injunction, rescission of the Acquisition to the extent consummated, an award of plaintiffs’ costs, including legal fees, and such other and further relief as the court may deem just and proper. The defendants have not yet responded to the complaint.

13.	Appraisal Rights

If Nexvet Shareholders approve the Scheme at the Scheme Meeting and the High Court sanctions the Scheme, then, subject to the Scheme becoming effective in accordance with its terms, the Scheme will be binding on all Nexvet Shareholders, including those Nexvet Shareholders who did not vote or who voted against it at the Scheme Meeting. If Nexvet Shareholders approve the Scheme and the High Court sanctions the Scheme, no Nexvet Shareholder will have “dissenters” or “appraisal” rights under Irish Law or otherwise have any right to seek a court appraisal of the value of Nexvet Shares. If the Scheme becomes effective, all Nexvet Shareholders who hold Scheme Shares will receive the same Consideration.

14.	Sources and Bases of Information

In this document, unless otherwise stated or the context otherwise requires, the following sources and bases have been used:

14.1	Certain figures included in this document have been subjected to rounding adjustments.

14.2	Financial and other information concerning the Nexvet Group and the Zoetis Group has been extracted from published sources or from audited and unaudited financial results of the Nexvet Group and/or Zoetis Group available in their respective filings with, or submissions to, the SEC.

14.3	Nexvet prepares its financial information in accordance with U.S. GAAP. Zoetis prepares its financial information in accordance with U.S. GAAP.

14.4	Both Nexvet and Zoetis use non-GAAP (collectively, “non-GAAP”) measures of financial performance. These non-GAAP financial measures are not intended to be considered in isolation from or as a substitute for the financial information prepared and presented in accordance with U.S. GAAP.

14.5	The value of the Acquisition is based upon the Consideration due under the terms of the Acquisition and on the basis of the issued and to be issued share capital of Nexvet. The issued and to be issued share capital of Nexvet is calculated on the basis of:

i.	the number of issued Nexvet Shares as of the close of business on April 13, 2017, being 11,910,615 Nexvet Shares (excluding treasury shares); and

ii.	the number of Nexvet Shares which may be issued (net of options proceeds) on or after the date of this Announcement and prior to the Effective Date on the exercise of Nexvet Convertible Securities, which have been granted or are expected to be granted on or before the Effective Date, amounting in aggregate to 735,915 Nexvet Shares.

14.6	The Closing Prices, share volumes and volume-weighted average closing prices per Nexvet Share are based on share prices from Bloomberg L.P., as reported at www.bloomberg.com.

14.7	References to the arrangements in place between Nexvet and Zoetis regarding a transaction agreement are sourced from the Transaction Agreement. References to the arrangements in place between Zoetis and Nexvet regarding an expenses reimbursement agreement are sourced from the terms of the Expenses Reimbursement Agreement consented to by the Panel.

14.8	Consideration of approximately $85 million payable by Bidco under the terms of the Acquisition that will be funded by cash on the balance sheet is based on a $6.72 per share transaction price for all Nexvet Shares issued and outstanding as of April 13, 2017 and assumes any outstanding equity awards that are vested and exercisable prior to a transaction close date of July 28, 2017 will be cancelled, extinguished and converted into a right to receive the Consideration, less the exercise price for such equity awards, which shall be paid for by (or on behalf of) Bidco as of, or within 30 days after, the Effective Time.

15.	Other Information

15.1	Other than the irrevocable undertakings as described in paragraph 9 of Part 1 (Letter of Recommendation from the Nexvet Board) of this document, no agreement, arrangement or understanding (including any compensation arrangement) having any connection with or dependence upon the Acquisition exists between Zoetis, Bidco or any person Acting in Concert with Zoetis or Bidco and any of the directors or recent directors, shareholders or recent shareholders of Nexvet or persons interested or recently interested in Relevant Securities of Nexvet. In this paragraph 15.1, “recent” means within the Disclosure Period.

15.2	No agreement, arrangement or understanding exists whereby ownership of any Nexvet Shares acquired in pursuance of the Acquisition will be transferred to any other person, but Bidco reserves the right to transfer any shares to any other member of the Zoetis Group.

15.3	Except for the matters disclosed in paragraph 9 (Irrevocable Undertakings) of Part 1 (Letter of Recommendation from the Nexvet Board), no arrangement (as defined in paragraph 5 of Part 8 (Additional Information) of this document) exists between Zoetis, Bidco, or any person Acting in Concert with Bidco, and any other person.

15.4	Except for the matters disclosed in paragraph 9 (Irrevocable Undertakings) of Part 1 (Letter of Recommendation from the Nexvet Board), no arrangement (as defined in paragraph 5 of Part 8 (Additional

Information) of this document) exists between Nexvet, or any party Acting in Concert with Nexvet, and any other person.

15.5	Subject to the terms of the Transaction Agreement and the Expenses Reimbursement Agreement, each of Nexvet, Zoetis and Bidco will pay its own expenses in connection with the Acquisition except that (i) Nexvet will pay the cost of, and expenses associated with, the printing, publication and posting of this document (and the related enclosures) and (ii) Zoetis and Bidco will pay the Panel’s document review charge.

15.6	For the purpose of the Takeover Rules, each of the following persons is regarded as Acting in Concert with Nexvet in connection with the Acquisition:

(a)	the Nexvet Directors;

(b)	Evercore (financial adviser to Nexvet) and any persons (other than exempt market makers or exempt fund managers) controlling, controlled by, or under the same control as Evercore;

(c)	Cowen (financial adviser to Nexvet) and any persons (other than exempt market makers or exempt fund managers) controlling, controlled by, or under the same control as Cowen;

(d)	partners and members of the professional staff of DLA Piper (U.S. legal adviser to Nexvet) who are actively engaged in relation to the Scheme or who are customarily engaged in the affairs of Nexvet or who have been engaged in those affairs since April 13, 2015;

(e)	partners and members of the professional staff of Matheson (Irish legal adviser to Nexvet) who are actively engaged in relation to the Scheme or who are customarily engaged in the affairs of Nexvet or who have been engaged in those affairs since April 13, 2015;

(f)	Partners and members of the professional staff of PricewaterhouseCoopers (auditors to Nexvet) who are actively engaged in relation to the Scheme or who are customarily engaged in the affairs of Nexvet or who have been engaged in those affairs since April 13, 2015; and

(g)	D.F. King (Nexvet’s proxy solicitor).

14.7	For the purpose of the Takeover Rules, each of the following persons is regarded as Acting in Concert with Zoetis and Bidco in connection with the Acquisition:

(a)	the Zoetis Directors;

(b)	the Bidco Directors;

(c)	Goldman Sachs (financial adviser to Zoetis and Bidco) having its registered office at 200 West Street, 29th Floor, New York, NY 10282 and any persons (other than exempt market makers or exempt fund managers) controlling, controlled by, or under the same control as Goldman Sachs;

(d)	partners and members of the professional staff of Morgan, Lewis & Bockius LLP (U.S. legal adviser to Zoetis and Bidco) who are actively engaged in relation to the Scheme or who are customarily engaged in the affairs of Zoetis and Bidco or who have been engaged in those affairs since April 13, 2015; and

(e)	partners and members of the professional staff of Arthur Cox (Irish legal adviser to Zoetis and Bidco) who are actively engaged in relation to the Scheme or who are customarily engaged in the affairs of Zoetis and Bidco or who have been engaged in those affairs since April 13, 2015.

15.	Documents Available for Inspection

Nexvet is subject to the information filing requirements of the Exchange Act and, in accordance with the Exchange Act, is obligated to file with the SEC periodic reports, documents and other information relating to Nexvet’s business, financial condition and other matters. These reports, documents and other information may be inspected at the SEC’s office at the public reference facilities at 100 F Street, N.E.,

Washington, D.C. 20549. You may obtain copies of all or any part of these materials from the SEC upon the payment of certain fees prescribed by the SEC. You may obtain further information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also inspect these reports and other information without charge at a website maintained by the SEC. The address of this site is www.sec.gov.

In addition, copies of the following documents will be made available for inspection during normal business hours on any Business Day from the date of this document until the Effective Time by Nexvet at the offices of Matheson, 70 Sir John Rogerson’s Quay, Dublin 2, Ireland and online at www.nexvet.com and by Zoetis and Bidco at the offices of Arthur Cox, Ten Earlsfort Terrace, Dublin, DO2 T380, Ireland and online at www.zoetis.com/news-and-media:

(a)	the Rule 2.5 Announcement made on April 13, 2017 and all other announcements which have been made relating to the Acquisition and are required to be placed on display pursuant to Rule 26(a) of the Takeover Rules;

(b)	this document dated June 2, 2017;

(c)	the Nexvet Constitution;

(d)	the restated memorandum and articles of association of Bidco;

(e)	the restated certificate of incorporation of Zoetis, dated as of May 13, 2014 and the amended and restated by-laws of Zoetis;

(f)	Nexvet’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016 filed with the SEC on September 2, 2016;

(g)	Nexvet’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2017 filed with the SEC on May 15, 2017;

(h)	Nexvet’s Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2016 filed with the SEC on February 10, 2017;

(i)	Nexvet’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2016 filed with the SEC on November 4, 2016;

(j)	Nexvet’s Annual Report on Form 10-K for the fiscal year ended June 30, 2015 filed with the SEC on September 3, 2015;

(k)	Zoetis’ Annual Report on Form 10-K for the fiscal year ended December 31, 2016 filed with the SEC on February 16, 2017;

(l)	Zoetis’ Annual Report on Form 10-K for the fiscal year ended December 31, 2015 filed with the SEC on February 24, 2016;

(m)	the letters of consent referred to in paragraph 11 of this Part 8 (Additional Information);

(n)	the irrevocable undertakings referenced in paragraph 9 (Irrevocable Undertakings) of Part 1 (Letter of Recommendation from the Nexvet Board);

(o)	the Transaction Agreement;

(p)	the Expenses Reimbursement Agreement;

(q)	the Evercore Fairness Opinion; and

(r)	the Non-Exclusive Patent License Agreement by and between Nexvet Ireland Limited and Pfizer Inc.

16.	Other Statements

The information contained in paragraphs 1, 5-7, 10, 11 and 14-16 in this Part 8 (Additional Information) is not required to be included pursuant to the rules and regulations of the Securities and Exchange Commission but is included solely to comply with the requirements of the Act and the Takeover Rules in order to provide the information required under such Laws to Nexvet Shareholders.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS DOCUMENT TO VOTE ON THE MATTERS BROUGHT BEFORE THE SCHEME MEETING AND THE EGM. NEXVET HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS DOCUMENT. THIS DOCUMENT IS DATED JUNE 2, 2017. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS DOCUMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND NEITHER THE MAILING OF THE DOCUMENT TO NEXVET SHAREHOLDERS NOR THE CONSUMMATION OF THE ACQUISITION AND THE SCHEME SHALL CREATE ANY IMPLICATION TO THE CONTRARY.

PART 9

DEFINITIONS

1	In this document, save where the context clearly requires otherwise, the following expressions shall have the following meanings:

“Acquisition”	means the proposed acquisition by Bidco of Nexvet by means of the Scheme or a Takeover Offer (and any such Scheme or Takeover Offer as it may be revised, amended or extended from time to time) pursuant to the Transaction Agreement (whether by way of the Scheme or a Takeover Offer in accordance with the terms of the Transaction Agreement) including the payment by Bidco of the aggregate Consideration pursuant to the Scheme or such Takeover Offer;

“Act”	means the Companies Act 2014, all enactments which are to be read as one with, or construed or read together as one with the Companies Act 2014 and every statutory modification and re-enactment thereof for the time being in force;

“Acting in Concert”	has the meaning given to that term in the Takeover Panel Act;

“Benefit Plan”	means each (i) employee benefit plan (as defined in Section 3(3) of ERISA, whether or not subject thereto), (ii) bonus, stock option, stock purchase, stock ownership, restricted stock, equity, phantom-equity or other equity-based, incentive, deferred compensation, retirement, pension, profit sharing, retiree medical, life insurance, supplemental retirement, vacation, medical, dental, vision, prescription, cafeteria, material fringe benefit, relocation or expatriate benefit, perquisite, disability, accident, leave, employee assistance, supplemental unemployment benefit or other compensation or benefit plans, programs, agreements or arrangements, and (iii) employment, termination, severance, redundancy, layoff, change in control, salary continuation, transaction bonus, retention or other plans, programs, agreements or arrangements, in each case whether written or oral, and whether for the benefit of one individual or more than one individual;

“Bidco”	means Zoetis Belgium SA, a limited liability company (société anonyme) incorporated under the Laws of Belgium, having its registered office at rue Laid Burniat 1, B-1348 Louvain-la-Neuve, and registered in the Crossroads Bank of Enterprises under number 0401.953.350 (RLE Nivelles);

“Bidco Board”	means the board of directors of Bidco from time to time and for the time being;

“Bidco Directors”	means the members of the Bidco Board at the date of this document;

“Business Day”	means any day, other than a Saturday, Sunday, public holiday or a day on which banks in Ireland or in the State of New York are authorized or required by law or executive order to be closed;

“Buyback Options”	means options to purchase Nexvet Shares at an exercise price of $6.35 per share and an option expiry date of 5:00 p.m. Irish time on February 28, 2018 granted pursuant to Nexvet’s options terms of issue and which are exercisable in respect of 145,069 Nexvet Shares;

“Cancellation Record Time”	means 11:59 p.m. (Irish time) on the day before the High Court hearing to sanction the Scheme;

“Cancellation Shares”	means any Nexvet Shares in issue before the Cancellation Record Time;

“Closing Price”	means, with respect to any Trading Day, the last price at which a Nexvet Share traded during a regular trading session on NASDAQ on such day, as reported based on the share prices from Bloomberg;

“Completion Date”	means the date of completion of the Acquisition, as more particularly defined in clause 8.1(a)(i) of the Transaction Agreement;

“Concert Parties”	means in relation to any Party, such persons as are deemed to be Acting in Concert with that Party pursuant to Rule 3.3 of Part A of the Takeover Rules and such persons as are Acting in Concert with that Party;

“Conditions”	the conditions to the Scheme and the Acquisition set forth in Schedule 1 to the Rule 2.5 Announcement, and “Condition” means any one of the Conditions;

“Consideration”	means $6.72 per Scheme Share to be paid pursuant to the Scheme to Scheme Shareholders;

“Cowen”	means Cowen and Company, LLC;

“Court Hearing”	means the hearing by the High Court of the Petition to sanction the Scheme under Section 453 of the Act;

“Court Order”	means the order or orders of the High Court sanctioning the Scheme under Section 453 of the Act and confirming the Reduction of Capital that forms part of it under Sections 84 and 85 of the Act;

“Disclosure Period”	means the period commencing on April 13, 2016 (being the date 12 months before the commencement of the Offer Period) and ending on the Latest Practicable Date;

“DLA Piper”	means DLA Piper LLP (US);

“EC Merger Regulation”	means Council Regulation (EC) No. 139/2004;

“Effective”	means the Scheme having become effective pursuant to its terms or if the Acquisition is implemented by way of a Takeover Offer, the Takeover Offer having become (or having been declared) unconditional in all respects in accordance with the provisions of the Takeover Offer Documents and the requirements of the Takeover Rules;

“Effective Date”	means (i) the date on which the Scheme becomes effective in accordance with its terms or (ii) if the Acquisition is implemented by way of a Takeover Offer, the Takeover Offer having become (or having been declared) unconditional in all respects in accordance with the provisions of the Takeover Offer Documents and the requirements of the Takeover Rules;

“Effective Time”	means the time on the Effective Date at which the Court Order and a copy of the minute required by Section 86 of the Act are registered by the Registrar of Companies or, as the case may be, the Takeover Offer becomes (or is declared) unconditional in all respects;

“EGM”	means the extraordinary general meeting of Nexvet Shareholders (and any adjournment thereof) to be convened in connection with the Scheme on July 10, 2017, at 10:30 a.m. (Irish time) or, if later, immediately after the conclusion or adjournment (ordinary adjournment thereof) of the Scheme Meeting (it being understood that if the Scheme Meeting is adjourned, the EGM shall be correspondingly adjourned);

“EGM Resolutions”	means the resolutions to be proposed at the EGM for the purposes of approving and implementing the Scheme, the related Reduction of Capital, changes to the Nexvet Constitution and such other matters as Nexvet reasonably determines to be necessary for the purposes of implementing the Scheme, the Reduction of Capital and / or the Acquisition, subject to the consent of Zoetis (such consent not to be unreasonably withheld or delayed);

“EMA”	means the European Medicines Agency;

“End Date”	means the date that is: (i) six months after the date of the Rule 2.5 Announcement; or (ii) nine months after the date of the Rule 2.5 Announcement where the directions hearing of the High Court (following the approval of the Scheme Meeting Resolution) to set a date for the Court Hearing of the petition to sanction the Scheme and other related matters (such as advertising requirements) has not been held and concluded by Monday, July 30, 2017 at the latest, or, in either case, such later date as Zoetis and Nexvet may, with (if required) the consent of the Panel, agree and (if required) the High Court may allow;

“ERISA”	means the United States Employee Retirement Income Security Act of 1974, as amended;

“ET/New York time”	means Eastern Standard Time as observed in the United States;

“Evercore”	means Evercore Group L.L.C. or Evercore Partners International LLP, as the context requires;

“Evercore Fairness Opinion”	means the written opinion of Evercore delivered to the Nexvet Board on April 12, 2017, a copy of which is contained in Annex C to this document;

“Exchange Act”	means the United States Securities Exchange Act of 1934, as amended;

“Excluded Share”	any ordinary shares with nominal value $0.125 in the capital of Nexvet which are held from time to time by Zoetis, Bidco or any other wholly-owned subsidiary of Zoetis;

“Expenses Reimbursement Agreement”	means the Expenses Reimbursement Agreement dated April 13, 2017 between Zoetis and Nexvet, the terms of which have been consented to by the Panel, as described in paragraph 6 of Part 1 (Letter of Recommendation from the Nexvet Board) of this document;

“FDA”	means the United States Food and Drug Administration;

“Final Recommendation Change Notice”	has the meaning given to that term in the Transaction Agreement;

“FINRA”	means the Financial Industry Regulatory Authority;

“GAAP” or ”U.S. GAAP”	means accounting principles generally accepted in the United States;

“Goldman Sachs”	means Goldman Sachs & Co. LLC and Goldman Sachs International (in their capacity as financial adviser to Zoetis);

“good reason”	shall have the meaning given to that term in paragraph 7.4 of Part 3 (Information Required under Section 452 of the Act –Recommended Acquisition for Cash of Nexvet) of this document;

“Governmental Body”	means any Irish, United States, foreign or supranational, federal, state, local or other governmental or regulatory authority, agency in any jurisdiction, commission, board, body, bureau, arbitrator, arbitration panel, or other authority, agency, including courts and other judicial bodies, or any competition, antitrust, foreign investment review or supervisory body, central bank or other governmental, trade or regulatory agency or body, securities exchange (including NASDAQ and NYSE) or any self-regulatory body or authority, including any instrumentality or entity designed to act for or on behalf of the foregoing, in each case, in any jurisdiction (provided it has jurisdiction over the applicable Person or its activities or property), including the Panel, the High Court, the SEC, the FDA, the USDA, the EMA, the Health Products Regulatory Authority (of Ireland) and the Irish Department of Agriculture, Food and the Marine;

“High Court”	means the High Court of Ireland;

“Holding Company”	shall have the meaning given to that term by Section 8 of the Act;

“Ireland”	means the island of Ireland, excluding Northern Ireland, and the word “Irish” shall be construed accordingly;

“Irish CGT” or ”CGT”	means Irish capital gains tax or corporation tax on chargeable gains (as the case may be);

“Irish Takeover Panel Act”	means the Irish Takeover Panel Act 1997, as amended;

“Irrecoverable VAT”	has the meaning given to that term in the Expenses Reimbursement Agreement;

“Latest Practicable Date”	means June 1, 2017, being the latest practicable date prior to publication of this document;

“Laws”	means any applicable federal, state, local, municipal, foreign, supranational or other law, statute, constitution, principle of common law, resolution, ordinance, code, agency requirement, licence, permit, edict, binding directive, decree, rule, regulation, judgment, order, injunction, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body;

“Meetings”	means each of the Scheme Meeting and the EGM, and “Meeting” means any of them as the context requires;

“NASDAQ”	means the NASDAQ Stock Market;

“New Nexvet Shares”	means the Nexvet Shares to be issued at par credited as fully paid up to Bidco and/or its nominees (to hold on bare trust for Bidco) pursuant to the Scheme;

“Nexvet”	Nexvet Biopharma plc, a public limited company incorporated in Ireland with registered number 547923 and with its registered office at Unit 5, Sragh Technology Park, Tullamore, Co. Offaly, Ireland;

“Nexvet 2012 Plan”	means the Nexvet Employee Share Plan governed by the Employee Share Plan dated August 29, 2012 adopted by the board of directors of Nexvet Biopharma Pty Limited on August 29, 2012;

“Nexvet 2013 Australian Plan”	means the Nexvet Long Term Incentive Plan governed by the Long Term Incentive Plan Rules dated November 5, 2013 and adopted by the board of directors of Nexvet Biopharma Pty Limited on October 30, 2013;

“Nexvet 2013 Plan”	means the Nexvet Long Term Incentive Plan governed by the Long Term Incentive Plan Rules dated September 4, 2014 and adopted by the Nexvet Board on September 18, 2014;

“Nexvet 2015 Plan”	means the Nexvet Biopharma Public Limited Company 2015 Equity Incentive Plan as adopted by the Nexvet Board on October 14, 2014, as amended by the Nexvet Board on January 16, 2015 and as further amended by the Compensation Committee (as defined therein) on September 2, 2015;

“Nexvet Alternative Proposal”	means any bona fide proposal or bona fide offer, which proposal or offer may be subject to due diligence, definitive documentation or both, made by any person (other than a proposal or offer pursuant to Rule 2.5 of the Takeover Rules by Zoetis or any of its Concert Parties) for: (a) a merger, reorganization, share exchange, consolidation, business combination, recapitalization, dissolution, liquidation or similar transaction involving Nexvet that, if consummated, would result in any Person beneficially owning shares with more than 20% of the voting power of Nexvet; (b) the direct or indirect acquisition by any Person of more than 20% of the value of the assets of the Nexvet Group, taken as a whole; or (c) the direct or indirect acquisition by any Person of more than 20% of the voting power or the issued share capital of Nexvet, including any offer or exchange offer that if consummated would result in any Person beneficially owning shares with more than 20% of the voting power of Nexvet;

“Nexvet Benefit Plans”	means any Benefit Plan (i) to which Nexvet or any of its Subsidiaries is a party, (ii) sponsored, maintained or contributed to, or required to be maintained or contributed to by Nexvet or any of its Subsidiaries or (iii) with respect to which Nexvet or any of its Subsidiaries has or could reasonably be expected to have any obligation or liability; for the avoidance of doubt, any Benefit Plan sponsored or maintained by Paychex, pursuant to the Paychex Agreement, in which any current or former employee of the Nexvet Group or such employee’s dependents or beneficiaries participates (such a Benefit Plan, a “Paychex Plan”) shall be a Nexvet Benefit Plan;

“Nexvet Board”	means the board of directors of Nexvet from time to time and for the time being;

“Nexvet Change of Recommendation”	means the action of the Nexvet Board to withdraw or fail to make (or modify in any manner adverse to Zoetis), or propose publicly to withdraw or fail to make (or modify in any manner adverse to Zoetis), the recommendation that Nexvet Shareholders vote in favor of the Resolutions or the Scheme Recommendation or the action of the Nexvet Board to approve, recommend or declare advisable, or propose publicly to approve, recommend or declare advisable, any Nexvet Alternative Proposal;

“Nexvet Constitution”	means the Constitution of Nexvet, consisting of its memorandum and articles of association;

“Nexvet Convertible Security”	means all issued and outstanding securities (including, but not limited to, all options, restricted share units, warrants and or other convertible securities issued pursuant to the Nexvet Plans) which are convertible, exchangeable or exercisable into Nexvet Shares;

“Nexvet Directors”	means the members of the Nexvet Board as of the date of this document;

“Nexvet Disclosure Letter”	shall have the meaning given to that term in the Transaction Agreement;

“Nexvet Employees”	means an employee of any member of the Nexvet Group who remains employed after the Effective Time;

“Nexvet Group”	means Nexvet and all of its Subsidiaries;

“Nexvet Option”	means an option to purchase or subscribe for Nexvet Shares granted pursuant to the Buyback Options, the Nexvet 2013 Plan or the Nexvet 2015 Plan;

“Nexvet Optionholder”	means a holder of a Nexvet Option;

“Nexvet Plans”	means the Nexvet 2012 Plan, the Buyback Options, the Nexvet 2013 Australian Plan, the Nexvet 2013 Plan and the Nexvet 2015 Plan;

“Nexvet RSU”	means a restricted share unit granted pursuant to the Nexvet 2013 Plan or the Nexvet 2015 Plan;

“Nexvet RSU holder”	means a holder of a Nexvet RSU;

“Nexvet Share(s)”	means the existing unconditionally allotted or issued and fully paid ordinary shares with a nominal value of $0.125 each in the capital of Nexvet and any further such shares which are unconditionally allotted or issued before the time at which the Scheme becomes effective;

“Nexvet Shareholder”	means a holder of Nexvet Shares;

“Nexvet Superior Proposal”	means a written bona fide Nexvet Alternative Proposal (where each reference to 20% set forth in the definition of such term shall be deemed to refer to 50%, but provided that such Nexvet Alternative Proposal may not be subject to due diligence or definitive documentation (other than the execution thereof)) that the Nexvet Board determines in good faith (after consultation with Nexvet’s financial advisers and outside legal counsel) is more favorable to Nexvet Shareholders than the Acquisition, taking into account such financial, regulatory, legal, structuring, timing and other aspects of such proposal as the Nexvet Board considers to be appropriate

“Nexvet Warrants”	means all warrants which are currently in issue which give, or which potentially give the right to any person to subscribe for (or otherwise acquire or call for delivery of) Nexvet Shares and which were issued pursuant to the Nexvet Warrant terms of issue (specifying an exercise price of $8.625), the first Nexvet Warrant terms of issue (specifying an exercise price of $7.50) or the second Nexvet Warrant terms of issue (specifying an exercise price of $7.50), in each case, as amended by the first amendment to warrant terms of issue dated September 3, 2015, where applicable;

“Northern Ireland”	means the counties of Antrim, Armagh, Derry, Down, Fermanagh and Tyrone on the island of Ireland;

“NYSE”	means the New York Stock Exchange;

“Offer” or “Takeover Offer”	means an offer in accordance with clause 3.7 of the Transaction Agreement for the entire issued and to be issued ordinary share capital of Nexvet (other than any Nexvet Shares beneficially owned by any members of the Zoetis Group (if any)), including any amendment or revision thereto pursuant to the Transaction Agreement, the full terms of which would be set out in the Takeover Offer Documents or (as the case may be) any revised offer document(s);

“Offer Period”	means the period commencing on April 13, 2017 and ending on the earlier of the date on which the Acquisition becomes Effective and the date on which the Acquisition lapses or is withdrawn (or such other date at the Panel may decide or the Takeover Rules dictate);

“Overseas Shareholders”	means Nexvet Shareholders resident in, or citizens of, jurisdictions outside Ireland or the United States;

“Panel”	means the Irish Takeover Panel;

“Parties”	means Nexvet, Zoetis and Bidco, and “Party” shall mean either Nexvet, Zoetis or Bidco (as the context requires);

“Person” or “person”	means an individual, group (including a “group” under Section 13(d) of the Exchange Act), corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity or any relevant governmental authority or any department, agency or political subdivision thereof;

“Proposals”	means the Scheme and other matters relevant thereto to be considered by Nexvet Shareholders at the Scheme Meeting and EGM;

“Proxy Return Time”	means 5.00 p.m. (ET/New York time) on July 7, 2017 or, if any of the Meetings are adjourned, at 5.00 p.m. (ET/New York time) on the day one Business Day immediately before the date appointed for the adjourned Meeting(s);

“Reduction of Capital”	the reduction of the share capital of Nexvet by the cancellation of the Scheme Shares as part of the Scheme;

“Registrar of Companies”	means the Registrar of Companies in Dublin, Ireland as defined in Section 2 of the Act;

“Register of Members”	means the register of members maintained by Nexvet pursuant to the Act;

“Registrar”	means Nexvet’s registrar, American Stock Transfer & Trust Company, LLC;

“Regulatory Information Service”	means a regulatory information service as defined in the Takeover Rules;

“Relevant Securities”	shall have the meaning assigned to it by the Takeover Rules;

“Representatives”	means in relation to any person, the directors, officers, employees, agents (excluding any brand licensing agents), investment bankers, financial advisers, legal advisers, accountants, brokers, finders, consultants or representatives of such person;

“Resolutions”	means, collectively, the Scheme Meeting Resolution and the EGM Resolutions, which are set out in this document;

“Restricted Jurisdiction”	means any jurisdiction in, into or from which the release, publishing or distribution of this document or related proxy forms in whole or in part would or might infringe the laws of that jurisdiction or would or might require compliance with any governmental or other consent or any registration or other formality that either party is unable to comply with or regards as unduly onerous to comply with;

“Rule 2.5 Announcement”	means the announcement made by the Parties pursuant to Rule 2.5 of the Takeover Rules on April 13, 2017;

“Scheme” or ”Scheme of Arrangement”	means the proposed scheme of arrangement under Chapter 1 of Part 9 of the Act and the related capital reduction under Sections 84 and 85 of the Act to effect the Acquisition pursuant to the Transaction Agreement, on the terms (including the Conditions) and for the Consideration set out in the Rule 2.5 Announcement and on such other terms and in such form not being inconsistent therewith as the Parties mutually agree in writing, including any revision thereof as may be so agreed between the Parties and, if required, by the High Court;

“Scheme Meeting”	means the meeting or meetings of Nexvet Shareholders or, if applicable, any class or classes of Nexvet Shareholders (including, but not limited to, as may be directed by the High Court pursuant to Section 450(5) of the Act) (and any adjournment of any such meeting or meetings) convened by (i) resolution of the Nexvet Board or (ii) order of the High Court, in either case pursuant to Section 450 of the Act, to consider and vote on the Scheme Meeting Resolution;

“Scheme Meeting Resolution”	means the resolution to be considered and voted on at the Scheme Meeting proposing that the Scheme, with or without amendment (but subject to such amendment being acceptable to each of Nexvet and Zoetis, except for a technical or procedural amendment which is required for the proper implementation of the Scheme and does not have a substantive consequence on the implementation of the Scheme), be agreed to;

“Scheme Recommendation”	has the meaning given to that term in the Transaction Agreement;

“Scheme Record Time”	means 11.59 p.m. (Irish time) on the last Business Day before the Effective Date;

“Scheme Shareholder”	means a holder of Scheme Shares;

“Scheme Shares”	means the Nexvet Shares subject to the Scheme (comprising of the Cancellation Shares and the Transfer Shares and excluding, for the avoidance of doubt, the Excluded Share);

“SEC”	means the United States Securities and Exchange Commission;

“SIPC”	means the Securities Investor Protection Corporation;

“Subsidiary”	means in relation to any person, any corporation, partnership, association, trust or other form of legal entity of which such person directly or indirectly owns securities or other equity interests representing more than 50% of the aggregate voting power;

“Takeover Offer Document”	means if Zoetis elects to implement the Acquisition by way of a Takeover Offer in accordance with Clause 3.7 of the Transaction Agreement, the documents to be despatched to Nexvet Shareholders and others by Bidco containing, amongst other things, the Takeover Offer, the Conditions (save insofar as not appropriate in the case of a Takeover Offer, and as amended in such manner as Zoetis and Nexvet shall determine, and the Panel shall agree, to be necessary to reflect the terms of the Takeover Offer) and certain information about Zoetis, Bidco and Nexvet and, where the context so admits, includes any form of acceptance, election, notice or other document reasonably required in connection with the Takeover Offer;

“Takeover Panel Act”	means the Irish Takeover Panel Act 1997, as amended;

“Takeover Rules”	means the Irish Takeover Panel Act 1997, Takeover Rules, 2013;

“Taxable”	has the meaning given to that term in the Expenses Reimbursement Agreement;

“Tax Authority”	has the meaning given to that term in the Expenses Reimbursement Agreement;

“Trading Day”	means any day on which NASDAQ is open for business;

“Transactions”	means the transactions contemplated by the Transaction Agreement, including the Acquisition;

“Transaction Agreement”	means the Transaction Agreement entered into between Nexvet, Bidco and Zoetis dated April 13, 2017;

“Transfer Agent”	means Nexvet’s transfer agent, American Stock Transfer & Trust Company, LLC;

“Transfer Shares”	means any Nexvet Shares issued at or after the Cancellation Record Time but before the Scheme Record Time, excluding, for the avoidance of doubt, the Excluded Share;

“United Kingdom” or ”UK”	means the United Kingdom of Great Britain and Northern Ireland;

“U.S.” or ”United States”	means the United States of America, its territories and possessions, any State of the United States of America and the District of Columbia, and all other areas subject to its jurisdiction;

“USDA”	means the United States Department of Agriculture;

“VIF”	means a voting instruction form;

“Voting Record Time”	means 5.00 p.m. (ET/New York time) on May 30, 2017;

“Zoetis”	means Zoetis Inc., a Delaware corporation, with a principal place of business at 10 Sylvan Way, Parsippany, New Jersey 07054;

“Zoetis Board”	means the board of directors of Zoetis from time to time and for the time being;

“Zoetis Directors”	means the members of the Zoetis Board as of the date of this document;

“Zoetis Group”	means, collectively, Zoetis and all of its Subsidiaries, including Bidco; and

“Zoetis Reimbursement Payment”	has the meaning given to that term in the Expenses Reimbursement Agreement.

2	All amounts contained within this document referred to by “€ ” and “c” refer to the euro and cent and amounts contained within this document referred to by “$” refer to U.S. dollar amounts.

3	Any reference to any provision of any legislation shall include any amendment, modification, re-enactment or extension thereof. Any reference to any legislation is to Irish legislation unless specified otherwise.

4	Words importing the singular shall include the plural and vice versa and words importing the masculine gender shall include the feminine or neutral gender.

PART 10

NOTICE OF NEXVET SCHEME MEETING

IN THE MATTER OF NEXVET BIOPHARMA PLC

– and –

IN THE MATTER OF THE COMPANIES ACT 2014

NOTICE IS HEREBY GIVEN that by an order dated June 1, 2017 made in the above matters, the High Court directed that a meeting be convened of the holders of Nexvet Shares (as defined in the proposed scheme of arrangement which is included in the document of which this Notice forms a part) (the “Scheme Meeting”) for the purpose of considering and, if thought fit, approving a resolution to approve (with or without modification) a scheme of arrangement pursuant to Chapter 1 of Part 9 of the Companies Act 2014 proposed to be made between Nexvet Biopharma plc (“Nexvet” or the “Company”) and the holders of the Scheme Shares (the “Scheme”) and that such meeting will be held at the offices of Matheson, 70 Sir John Rogerson’s Quay, Dublin 2, Ireland on July 10, 2017, commencing at 10:00 a.m. (Irish time), at which place and time all holders of the said shares are invited to attend; such resolution being in the following terms.

“That the Scheme in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the High Court be agreed to.”

To be passed, the resolution to approve the Scheme requires approval of a majority in number of Nexvet Shareholders voting at the meeting, either in person or by proxy, representing at least 75% in value of Nexvet Shares voted.

A copy of the said scheme of arrangement and a copy of the circular required to be furnished pursuant to Section 452 of the Companies Act 2014 are incorporated in the document of which this Notice forms part. Capitalised terms used in this Notice have the meanings given to them in the document of which this Notice forms part (save as otherwise defined in this Notice).

By the said order, the High Court has designated Dr. George Gunn or, failing him, any other director designated by Dr. George Gunn or any other director approved by the directors of Nexvet to act as Chairman of the said meeting and has directed the Chairman to report the result thereof to the High Court.

Subject to the approval of the resolution to approve the Scheme proposed at the meeting convened by this Notice and the resolutions to be proposed at the extraordinary general meeting of Nexvet convened for July 10, 2017 and the prior satisfaction of the other Conditions to the completion of the Scheme, the hearing by the High Court of the petition to sanction the Scheme is anticipated to take place in the second half of 2017.

The said scheme of arrangement will be subject to the subsequent sanction of the High Court.

Dated: June 2, 2017

Matheson

70 Sir John Rogerson’s Quay

Dublin 2

Ireland

Solicitors for Nexvet Biopharma plc

Statement of procedures

Entitlement to attend and vote

(i)	Only those Nexvet Shareholders registered on the Register of Members of Nexvet at 5.00 pm (ET/New York time) on May 30, 2017 (the “Voting Record Time”) shall be entitled to attend and vote at the Scheme Meeting, or, if relevant any adjournment thereof.

Availability of documents and information in connection with the Scheme Meeting on Nexvet’s website

(ii)	Information regarding the Scheme Meeting, including the full, unabridged text of the documents and resolutions to be submitted to the Scheme Meeting, will be available at www.nexvet.com.

Attending in person

(iii)	The Scheme Meeting will be held at the offices of Matheson, 70 Sir John Rogerson’s Quay, Dublin 2, Ireland on July 10, 2017 commencing at 10:00 a.m. (Irish time). If you are a Nexvet Shareholder of record and you wish to attend the Scheme Meeting in person, you are recommended to attend at least 15 minutes before the time appointed for the holding of the Scheme Meeting to allow time for registration. You will be entitled to be admitted to the meeting as a Nexvet Shareholder of record only if your shareholder status may be verified by checking your name against the Register of Members of Nexvet.

Appointment of proxies

(iv)	A Nexvet Shareholder of record at the Voting Record Time who is entitled to attend and vote at the Scheme Meeting is entitled to appoint another person (whether a member of Nexvet or not) as their proxy to attend, speak and vote in their place.

(v)	A proxy card marked “Meeting 1—Scheme Meeting” for use at the said Scheme Meeting accompanies this Notice. Completion and return of the proxy card will not preclude a shareholder from attending and voting in person at the said meeting, or any adjournment thereof, if that shareholder wishes to do so.

(vi)	To be effective, the proxy card marked “Meeting 1—Scheme Meeting” duly signed in accordance with the instructions printed thereon together with any authority under which it is executed (if applicable) or a copy of such authority certified notarially or by a solicitor practicing in the Republic of Ireland (if applicable), must be returned to American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219, United States, as soon as possible but, in any event, so as to be received by post or, during normal business hours, by hand, by the Proxy Return Time (as defined in the document of which this Notice forms part). The proxy card may also be submitted via the Internet at www.astproxyportal.com/ast/nvet by the Proxy Return Time. If a proxy card for the Scheme Meeting is not lodged by the Proxy Return Time, it may also be handed to the Chairman of the Scheme Meeting before the start of the Scheme Meeting.

(vii)	In the case of joint holders, the vote of the senior who tenders a vote (whether in person or by proxy) will be accepted to the exclusion of the vote(s) of the other joint holder(s) and for this purpose, seniority will be determined by the order in which the names stand in the Register of Members of Nexvet in respect of the joint holding.

Nexvet Shareholders who hold shares in street name

(viii)	A Nexvet Shareholder who holds shares in street name at the Voting Record Time should follow the voting instructions provided by their brokerage firm, bank, dealer or other similar organization to vote their shares.

(ix)	Nexvet Shareholders who hold in street name at the Voting Record Time are invited to attend the Scheme Meeting but may not vote their shares in person at the meeting unless they obtain a legal proxy from their brokerage firm, bank, dealer or other similar organization. In order to be entitled to be admitted to the Scheme Meeting, Nexvet Shareholders will need a form of photo identification and valid proof of ownership of their Nexvet Shares.

Issued shares and total voting rights

(x)	The total number of issued Nexvet Shares at the Voting Record Time was 11,916,712. The resolution at the Scheme Meeting shall be decided on a poll. Every Nexvet Shareholder shall have one vote for every share carrying voting rights of which he, she or it is the holder. A Nexvet Shareholder (whether present in person or by proxy) who is entitled to more than one vote need not use all his, her or its votes or cast all his, her or its votes in the same way. To be passed, the resolution to approve the Scheme requires approval of a majority in number of Nexvet Shareholders voting at the meeting, either in person or by proxy, representing at least 75% in value of Nexvet Shares voted.

PART 11

NOTICE OF EXTRAORDINARY GENERAL MEETING OF NEXVET BIOPHARMA PLC

NOTICE IS HEREBY GIVEN that an EXTRAORDINARY GENERAL MEETING (“EGM”) of Nexvet Biopharma public limited company (“Nexvet” or the “Company”) will be held at the offices of Matheson, 70 Sir John Rogerson’s Quay, Dublin 2, Ireland on July 10, 2017, commencing at 10:30 a.m. (Irish time) or, if later, as soon thereafter as the Scheme Meeting (as defined in the document of which this Notice forms part) shall have been concluded or adjourned, for the purpose of considering and, if thought fit, passing the following resolutions of which resolutions 2, 4 and 7 will be proposed as ordinary resolutions and resolutions 1, 3, 5 and 6 as special resolutions (collectively, the “Nexvet proposals”). The Nexvet proposals may be voted on in such order as is determined by the Chairman of the EGM:

1	Special Resolution: Amendment of Memorandum of Association

That, with effect from the passing of this resolution, the Memorandum of Association of Nexvet be amended by the addition of the following new paragraph 3.36 after the existing paragraph 3.35 and by the consequent renumbering of all relevant paragraphs following thereafter:

“To enter into any scheme of arrangement with its creditors or members or any class of them pursuant to Sections 449 to 455 of the Companies Act 2014.”

2	Ordinary Resolution: Approval of the Scheme of Arrangement

That, subject to the passing of Resolution 1 above and to the approval by the requisite majorities of the Scheme of Arrangement (as defined in the document of which this Notice forms part) at the Scheme Meeting, the Scheme of Arrangement (a copy of which has been produced to this meeting and for the purposes of identification signed by the Chairman thereof) in its original form or with or subject to any modification, addition or condition approved or imposed by the High Court be approved and the directors of Nexvet be authorized to take all such action as they consider necessary or appropriate for carrying the Scheme of Arrangement into effect.

3	Special Resolution: Cancellation of Cancellation Shares

That, subject to the passing of Resolutions 1 and 2 (above) and to the confirmation of the High Court pursuant to Section 84 of the Companies Act 2014 and pursuant to Article 67 of Nexvet’s Articles of Association, the issued capital of Nexvet be reduced by the amount of the nominal value of the Cancellation Shares by cancelling and extinguishing all the Cancellation Shares (as defined in the Scheme of Arrangement) but without thereby reducing the authorized share capital of Nexvet.

4	Ordinary Resolution: Application of Reserves

(a)	That, subject to the passing of Resolutions 1, 2 and 3 above:

(i)	the directors of the Company be and are hereby generally and unconditionally authorized pursuant to and in accordance with Section 1021 of the Companies Act 2014 to give effect to this resolution and accordingly to effect the allotment of the New Nexvet Shares (as defined in the Scheme of Arrangement) referred to in paragraph (ii) below provided that (a) this authority shall expire on December 2, 2019 (b) the maximum aggregate nominal amount of shares which may be allotted hereunder shall be an amount equal to the nominal value of the Cancellation Shares and (c) this authority shall be without prejudice to any other authority under the said Section 1021 previously granted before the date on which this resolution is passed; and

(ii)

as soon as possible following the reduction of capital referred to in Resolution 3 above taking effect and subject to Zoetis Inc., Zoetis Belgium SA (“Bidco”) and/or its nominee(s) being at such time the 100% owner of the Company, the distributable reserve arising in the books of account of the Company as a result of the cancellation of the Cancellation Shares be applied in paying up in full at par such number of New Nexvet Shares as shall be equal to the aggregate of the number of Cancellation Shares cancelled pursuant to Resolution 3 above, such New Nexvet Shares to be allotted and issued to Bidco and/or its nominee(s) in the manner described in the Scheme of Arrangement, credited as fully paid up and free from all liens, charges, encumbrances, rights of pre-emption and any other third party rights of any nature whatsoever.

5	Special Resolution: Amendment to Articles

That, subject to the Scheme becoming effective, the Articles of Association of Nexvet be amended by adding the following new Article 193:

“193. Scheme of Arrangement

(a)	In these Articles, the “Scheme” means the scheme of arrangement dated June 2, 2017 between the Company and the holders of the scheme shares (which comprise the ordinary shares of the Company that are cancelled or transferred under the Scheme) (the “Scheme Shares”) under Chapter 1 of Part 9 of the Act in its original form or with or subject to any modification, addition or condition approved or imposed by the High Court and expressions defined in the Scheme and (if not so defined) in the document containing the circular circulated with the Scheme under Section 452 of the Act shall have the same meanings in this Article.

(b)	Notwithstanding any other provision of these Articles, if the Company allots and issues any ordinary shares (other than to Zoetis Belgium S.A. (“Bidco”) or its nominee(s) (holding on bare trust for Bidco)) on or after the Voting Record Time and prior to 11:59 p.m. (Irish time) on the last Business Day before the date on which the Scheme becomes effective, (the “Scheme Record Time”), such shares shall be allotted and issued subject to the terms of the Scheme and the holder or holders of those shares shall be bound by the Scheme accordingly.

(c)	Notwithstanding any other provision of these Articles, if any new ordinary shares of the Company are allotted or issued to any person (a “new member”) (other than to Bidco or any Subsidiary of Bidco or anyone acting on behalf of Bidco (holding on bare trust for Bidco)) on or after the Scheme Record Time, the new member shall have such shares transferred immediately, free of all encumbrances, to Bidco and/or its nominee(s) (holding on bare trust for Bidco) in consideration of and conditional on the payment by Bidco to the new member of the amount of cash to which the new member would have been entitled under the terms of the Scheme had such ordinary shares transferred to Bidco hereunder been Scheme Shares at the Scheme Record Time, such new ordinary shares of the Company to rank pari passu in all respects with all other ordinary shares of the Company for the time being in issue and ranking for any dividends or distributions made, paid or declared thereon following the date on which the transfer of such new ordinary shares of the Company are executed.

(d)	In order to give effect to any such transfer required by this Article 193, the Company may appoint any person to execute and deliver a form of transfer on behalf of, or as attorney for, the new member in favor of Bidco and/or its nominee(s) (holding on bare trust for Bidco) without the need for any further action being required to give effect thereto. Pending the registration of Bidco as a holder of any share to be transferred under this Article 193, the new member shall not be entitled to exercise any rights attaching to any such shares unless so agreed by Bidco and Bidco shall be irrevocably empowered to appoint a person nominated by Bidco to act as attorney or agent on behalf of any holder of that share in accordance with any directions Bidco may give in relation to any dealings with or disposal of that share (or any interest in it), the exercise of any rights attached to it or receipt of any distribution or other benefit accruing or payable in respect of it and any holder(s) of that share must exercise all rights attaching to it in accordance with the directions of Bidco.

(e)

In addition to the power in Article 170.2, the distributable reserve arising in the books of account of the Company as a result of the cancellation of the Cancellation Shares (as defined in the Scheme) may be applied by the Board at such time as the Board shall determine in paying up in full at par such number of New Nexvet Shares (as defined in the Scheme) as shall be equal to the aggregate of the number of Cancellation Shares, such New Nexvet Shares to be allotted and issued to Bidco and/or its nominee(s) in the manner described in the Scheme, credited as fully paid up and free from all liens, charges, encumbrances, rights of pre-emption and any other third party rights of any nature whatsoever.”

6.	Special Resolution: Cancellation of Euro Deferred Shares

That, subject to the confirmation of the High Court pursuant to Section 84 of the Companies Act 2014 and pursuant to Article 67 of Nexvet’s Articles of Association, the issued share capital of Nexvet be reduced by the amount of the nominal value of the Euro Deferred Shares (as defined in the Scheme of Arrangement) by cancelling and extinguishing all the Euro Deferred Shares but without thereby reducing the authorized share capital of Nexvet.

7	Ordinary Resolution: Adjournment of the EGM

That any motion by the Chairman to adjourn the EGM, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the EGM to approve the Scheme of Arrangement, or the other resolutions set out above, be approved.

By order of the Board of Directors

/s/ George Gunn

Dr. George Gunn

Chairman of the Board

Dated: June 2, 2017

Notes:

A shareholder entitled to attend, speak and vote at the EGM is entitled to appoint one or more proxies to attend, speak and vote on his behalf. A proxy need not be a Nexvet Shareholder. Capitalized terms used in this Notice have the meanings given to them in the document of which this Notice forms part (save as otherwise defined in this Notice).

Statement of procedures

Entitlement to attend and vote

(i)	Only those Nexvet Shareholders registered on the Register of Members of Nexvet at 5.00 p.m. (ET/New York time) on May 30, 2017 shall be entitled to attend, speak and vote at the EGM, or, if relevant any adjournment thereof.

Availability of documents and information in connection with the EGM on Nexvet’s website

(ii)	Information regarding the EGM, including the full, unabridged text of the documents and resolutions to be submitted to the EGM, will be available at www.nexvet.com.

Attending in person

(iii)	The EGM will be held at the offices of Matheson, 70 Sir John Rogerson’s Quay, Dublin 2, Ireland. If you are a Nexvet Shareholder of record and you wish to attend the EGM in person, you are recommended to attend at least 15 minutes before the time appointed for the holding of the EGM to allow time for registration. You will be entitled to be admitted to the meeting as a Nexvet Shareholder of record only if your shareholder status may be verified by checking your name against the Register of Members of Nexvet.

Appointment of proxies

(iv)	A Nexvet Shareholder of record at the Voting Record Time who is entitled to attend, speak and vote at the EGM is entitled to appoint another person (whether a member of Nexvet or not) as their proxy to attend, speak and vote in their place.

(v)	A proxy card marked “Meeting 2—Extraordinary General Meeting” for use at the said EGM accompanies this Notice. Completion and return of the proxy card will not preclude a shareholder from attending and voting in person at the said meeting, or any adjournment thereof, if that shareholder wishes to do so.

(vi)	To be effective, the proxy card marked “Meeting 2—Extraordinary General Meeting” duly signed in accordance with the instructions printed thereon together with any authority under which it is executed (if applicable) or a copy of such authority certified notarially or by a solicitor practicing in the Republic of Ireland (if applicable), must be returned to American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219, United States, as soon as possible but, in any event, so as to be received by post or, during normal business hours, by hand, by the Proxy Return Time (as defined in the document of which this Notice forms part). The proxy card may also be submitted via the Internet at www.astproxyportal.com/ast/nvet by the Proxy Return Time.

(vii)	In the case of joint holders, the vote of the senior member who tenders a vote (whether in person or by proxy) will be accepted to the exclusion of the vote(s) of the other joint holder(s) and for this purpose, seniority will be determined by the order in which the names stand in the Register of Members of Nexvet in respect of the joint holding.

Nexvet Shareholders who hold shares in street name

(viii)	A Nexvet Shareholder who holds shares in street name at the Voting Record Time should follow the voting instructions provided by their brokerage firm, bank, dealer or other similar organization to vote their shares.

(ix)

Nexvet Shareholders who hold in street name at the Voting Record Time are invited to attend the EGM but may not vote their shares in person at the meeting unless they obtain a legal proxy from their brokerage firm, bank, dealer or other similar organization. In order to be entitled to be admitted to the EGM, Nexvet Shareholders will need a form of photo identification and valid proof of ownership of their Nexvet Shares.

Issued shares and total voting rights

(x)	The total number of issued Nexvet Shares carrying the right to vote at the EGM at the Voting Record Time was 11,916,712. The resolutions at the EGM shall be decided on a poll. Every Nexvet Shareholder entitled to vote at the EGM shall have one vote for every share carrying voting rights of which he, she or it is the holder. A Nexvet Shareholder (whether present in person or by proxy) who is entitled to more than one vote need not use all his, her or its votes or cast all his, her or its votes in the same way. To be passed, an ordinary resolution requires the approval of a majority of the votes cast on the resolution. To be passed, a special resolution requires the approval of at least 75% of the votes cast on the resolution.

Appendix A

DATED APRIL 13, 2017

NEXVET BIOPHARMA PUBLIC LIMITED COMPANY

ZOETIS INC.

ZOETIS BELGIUM S.A.,

TRANSACTION AGREEMENT

THIS AGREEMENT is made on April 13, 2017

BETWEEN:

(1)	NEXVET BIOPHARMA PUBLIC LIMITED COMPANY, an Irish public limited company, having its principal place of business at Unit 5, Sragh Technology Park, Tullamore, Co. Offaly, Ireland (“Target”);

(2)	ZOETIS INC., a Delaware corporation, with a principal place of business at 10 Sylvan Way, Parsippany, New Jersey 07054 (“Zoetis”); and

(3)	ZOETIS BELGIUM S.A., a limited liability company (société anonyme) incorporated under the laws of Belgium, having its registered office at rue Laid Burniat 1, B-1348 Louvain-la-Neuve, and registered in the Crossroads Bank of Enterprises under number 0401.953.350 (RLE Nivelles) (“Zoetis Bidco”)

RECITALS:

(A)	Zoetis has agreed to make a proposal to cause Zoetis Bidco to acquire Target on the terms set out in the Rule 2.5 Announcement (as defined below).

(B)	This Transaction Agreement (this “Agreement”) sets out certain matters relating to the conduct of the Acquisition (as defined below) that have been agreed by the Parties (as defined below).

(C)	The Parties intend that the Acquisition will be implemented by way of the Scheme (as defined below), although this may, subject to the consent of the Panel (where required), be switched to a Takeover Offer (as defined below) in accordance with the terms set out in this Agreement.

IT IS AGREED as follows:

1.	Interpretation

1.1	Definitions

In this Agreement, including the Recitals, the following words and expressions shall have the meanings set opposite them:

“Acquisition” means the proposed acquisition by Zoetis Bidco of Target by means of the Scheme (as described in the Rule 2.5 Announcement) or a Takeover Offer (and any such Scheme or Takeover Offer as it may be revised, amended or extended from time to time) (including the payment by Zoetis Bidco of the aggregate cash consideration pursuant to the Scheme or such Takeover Offer) pursuant to this Agreement;

“Act” means the Companies Act 2014, all enactments which are to be read as one with, or construed or read together as one with the Companies Act 2014 and every statutory modification and re-enactment thereof for the time being in force;

“Acting in Concert” has the meaning given to that term in the Takeover Panel Act;

“Action” means any lawsuit, claim, complaint, action or proceeding before any Governmental Body;

“Adverse Event” means any adverse event associated with the use of a Target Product covered by this Agreement, whether or not considered to be Target Product related, and whether or not the Target Product was used in accordance with directions, including (i) an adverse event occurring in animals in the course of the use of a Target Product by a veterinarian or other animal owner or caretaker, (ii) failure of a Target Product to produce its expected pharmacological or clinical effect (lack of expected effectiveness), (iii) an adverse event occurring in humans from exposure during manufacture, testing, handling or use of a Target Product;

“Affiliate” means in relation to any person, another person that, directly or indirectly, controls, is controlled by, or is under common control with, such first person (as used in this definition,

“control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a person, whether through the ownership of securities or partnership or other ownership interests, by Contract or otherwise);

“Agreement” has the meaning given to that term in the Recitals;

“Articles of Association” means the articles of association of Target as filed with the Registrar of Companies;

“Benefit Plan” means each (i) employee benefit plan (as defined in Section 3(3) of ERISA, whether or not subject thereto), (ii) bonus, stock option, stock purchase, stock ownership, restricted stock, equity, phantom-equity or other equity-based, incentive, deferred compensation, retirement, pension, profit sharing, retiree medical, life insurance, supplemental retirement, vacation, medical, dental, vision, prescription, cafeteria, material fringe benefit, relocation or expatriate benefit, perquisite, disability, accident, leave, employee assistance, supplemental unemployment benefit or other compensation or benefit plans, programs, agreements or arrangements, and (iii) employment, termination, severance, redundancy, layoff, change in control, salary continuation, transaction bonus, retention or other plans, programs, agreements or arrangements, in each case whether written or oral, and whether for the benefit of one individual or more than one individual;

“Business Day” means any day, other than a Saturday, Sunday, public holiday or a day on which banks in Ireland or in the State of New York are authorised or required by law or executive order to be closed;

“Buyback Options” means options to purchase Target Shares at an exercise price of $6.35 per share and an option expiry date of 5:00 p.m. Irish time on February 28, 2018 granted pursuant to Target’s options terms of issue and which are exercisable in respect of 145,069 Target Shares;

“Capitalisation Date” has the meaning given to that term in Clause 6.1(c)(i);

“Clearances” means all consents, licences, authorisations, clearances, approvals, permissions, permits, non-actions, qualifications, orders and waivers required to be obtained from and issued by, and all registrations, applications, notices, submissions and filings required to be made with or provided to, any Person;

“Code” means the US Internal Revenue Code of 1986, as amended;

“Completion” means completion of the Acquisition;

“Completion Date” has the meaning given to that term in Clause 8.1(a);

“Concert Parties” means in relation to any Party, such persons as are deemed to be Acting in Concert with that Party pursuant to Rule 3.3 of Part A of the Takeover Rules and such persons as are Acting in Concert with that Party;

“Conditions” means the conditions to the Scheme and the Acquisition set forth in Schedule 1 to the Rule 2.5 Announcement, and “Condition” means any one of the Conditions;

“Consideration” means US$6.72 per Target Share;

“Contract” means any legally binding written, oral or other agreement, amendment, contract, subcontract, lease, understanding, instrument, note, debenture, indenture, warrant, option, warranty, purchase order, licence, sublicence, insurance policy or other similar legally binding commitment or undertaking of any nature;

“Copyrights” means any and all US and foreign copyrights, mask works and all other rights with respect to software, websites, content, images, graphics, text, photographs, artwork, audio-visual works, sound recordings, graphs, drawings, reports, analyses, writings, designs, mask works and other works of authorship and copyrightable subject matter and all registrations thereof, applications therefor, and renewals, extensions and reversions thereof (including moral and economic rights, however denominated);

“Court Hearing” means the hearing by the High Court of the Petition to sanction the Scheme under Section 453 of the Act;

“Court Order” means the order or orders of the High Court sanctioning the Scheme under Section 453 of the Act and confirming the related reduction of capital that forms part of it under Sections 84 and 85 of the Act;

“Data Privacy Rules” has the meaning given to that term in Clause 6.16.1(m)(xi);

“Disabling Code” has the meaning given to that term in Clause 6.16.1(m)(ix);

“Effective Date” means (i) the date on which the Scheme becomes effective in accordance with its terms or (ii) if the Acquisition is implemented by way of a Takeover Offer, the Takeover Offer having become (or having been declared) unconditional in all respects in accordance with the provisions of the Takeover Offer Documents and the requirements of the Takeover Rules;

“Effective Time” means the time on the Effective Date at which the Court Order and a copy of the minute required by Section 86 of the Act are registered by the Registrar of Companies or, as the case may be, the Takeover Offer becomes (or is declared) unconditional in all respects;

“EGM” means the extraordinary general meeting of Target Shareholders (and any adjournment thereof) to be convened in connection with the Scheme, expected to be convened as soon as the Scheme Meeting shall have been concluded (it being understood that if the Scheme Meeting is adjourned, the EGM shall be correspondingly adjourned);

“EGM Resolutions” means the resolutions to be proposed at the EGM for the purposes of approving and implementing the Scheme, the related reduction of capital of Target, changes to the Articles of Association, including as contemplated by Clause 4.3, and such other matters as Target reasonably determines to be necessary for the purposes of implementing the Acquisition or, subject to the consent of Zoetis (such consent not to be unreasonably withheld or delayed), desirable for the purposes of implementing the Scheme or the Acquisition;

“EMA” means the European Medicines Agency;

“Encumbrance” means any mortgage, charge, pledge, lien, option, restriction, assignment, hypothecation, right of first refusal, or offer, right of pre-emption, or right to acquire or restrict, any adverse claim or right or third party right or interest, any other encumbrance or security interest of any kind, and any other type of preferential arrangement (including, without limitation, title transfer and retention arrangements or pre-emption rights) having a similar effect;

“End Date” means the date that is: (i) six months after the date hereof; or (ii) nine months after the date hereof where the directions hearing of the High Court (following the approval of the Scheme Resolution) to set a date for the Court Hearing and other related matters (such as advertising requirements) has not been held and concluded by Monday, July 30, 2017 at the latest, or, in either case, such later date as Zoetis and Target may, with (if required) the consent of the Panel, agree and (if required) the High Court may allow;

“ERISA” means the United States Employee Retirement Income Security Act of 1974, as amended;

“Euro Deferred Shares” means the 400 deferred shares with a nominal value of €100 each in the share capital of Target;

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended;

“Executive Officers” means the executive officers of Target listed in Clause 1.1 of the Target Disclosure Letter;

“Existing Policies” has the meaning given to that term in Clause 7.2(c);

“Expenses Reimbursement Agreement” means the expenses reimbursement agreement dated the date hereof between Zoetis and Target, the terms of which have been approved by the Panel;

“FDA” means the United States Food and Drug Administration;

“FDA Ethics Policy” has the meaning given to that term in Clause 6.1(p)(viii);

“Final Recommendation Change Notice” has the meaning given to that term in Clause 5.2(e);

“Governmental Authorisation” means any Clearance made available by or under the authority of any Governmental Body or pursuant to any applicable Law (including any of the foregoing that relate to export control);

“Governmental Body” means any Irish, United States, foreign or supranational, federal, state, local or other governmental or regulatory authority, agency in any jurisdiction, commission, board, body, bureau, arbitrator, arbitration panel, or other authority, agency, including courts and other judicial bodies, or any competition, antitrust, foreign investment review or supervisory body, central bank or other governmental, trade or regulatory agency or body, securities exchange (including NASDAQ and NYSE) or any self-regulatory body or authority, including any instrumentality or entity designed to act for or on behalf of the foregoing, in each case, in any jurisdiction (provided it has jurisdiction over the applicable Person or its activities or property), including the Panel, the High Court, the SEC, the FDA, the USDA, the EMA, the Health Products Regulatory Authority (of Ireland) and the Irish Department of Agriculture, Food and the Marine;

“High Court” means the High Court of Ireland;

“IACUC” has the meaning given to that term in Clause 6.1(p)(i);

“Indebtedness” means any and all (i) indebtedness for borrowed money, whether current or funded, secured or unsecured, including that evidenced by notes, bonds, debentures or other similar instruments (and including all outstanding principal, prepayment premiums, if any, and accrued interest, fees and expenses related thereto), (ii) amounts owed with respect to drawn letters of credit, (iii) cash overdrafts, and (iv) outstanding guarantees of obligations of the type described in clauses (i) through (iii) above;

“Indemnified Parties” and “Indemnified Party” have the meaning given to those terms in Clause 7.2(a);

“Industrial Instrument” means any award, modern award, collective agreement, enterprise agreement, transitional instrument or any other form of agreement made or taken to exist under any industrial law including, without limitation, the Fair Work (Transitional Provisions and Consequential Amendments) Act 2009 (Cth) of Australia and the Fair Work Act 2009 (Cth) of Australia, as amended from time to time;

“Infringement” has the meaning given to that term in Clause 6.16.1(m)(iv) and “Infringe” shall be construed accordingly;

“Intellectual Property” means all intellectual property rights of any kind in any jurisdiction throughout the world, whether registered or unregistered, including all rights, title and interests in, to and concerning: (a) Patents; (b) Marks; (c) Copyrights; (d) Software, data, databases and compilations of information; (e) all confidential and proprietary information, including Trade Secrets, know-how and technical information, including unpatented and unpatentable inventions, ideas, discoveries, research and development results and plans, improvements, formulae, flow charts, algorithms, routines, compositions, formulations, patterns, schematics, designs, drawings, specifications, plans, compilations, programs, devices, methods, processes, techniques, technical and non-technical data, manuals, reports, customer and supplier lists and information, pricing and cost information, business and marketing research and forecasts, proposals, and personnel information; (f) all websites and internet domain names and registrations and renewals thereof; (g) all advertising and promotional materials and product labels; (h) all social media accounts and content found therein; (i) all other intellectual property and other proprietary rights; and (j) all copies and tangible embodiments of the foregoing (in whatever form or medium), and (k) all rights to sue for and all remedies resulting from, past, present and future Infringement of the forgoing;

“IP Agreements” has the meaning given to that term in Clause 6.16.1(m)(iii);

“IPO Options” means options to purchase Target Shares at an exercise price per share equal to the greater of US$15.00 or the price per share of the Target Shares at the Target’s initial public offering and granted pursuant to the Target 2015 Plan;

“Ireland” means the island of Ireland, excluding Northern Ireland (the counties of Antrim, Armagh, Derry, Down, Fermanagh and Tyrone), and the word “Irish” shall be construed accordingly;

“Knowledge” means the actual knowledge, after all reasonable due enquiry, of and by the Executive Officers;

“Law” means any applicable federal, state, local, municipal, foreign, supranational or other law, statute, constitution, principle of common law, resolution, ordinance, code, agency requirement, licence, permit, edict, binding directive, decree, rule, regulation, judgment, order, injunction, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body;

“Leased Real Property” has the meaning given to that term in Clause 6.1(q)(ii);

“Material Contract” has the meaning given to that term in Clause 6.1(j)(i);

“Marks” means all trademarks, service marks, trade dress, logos, trade names, corporate names, business names, brand names, domain names, design rights, and other source identifiers, including the goodwill of the business associated with the foregoing, and all registrations and applications for registration of the foregoing and extensions, and renewals thereof;

“Maximum Premium” has the meaning given to that term in Clause 7.2(c);

“Moral Rights” has the meaning given to that term in Part IX of the Copyright Act 1968 (Cwth) of Australia and includes corresponding rights in jurisdictions outside Australia;

“Most Recent Balance Sheet” means the unaudited consolidated balance sheet of Target as of February 28, 2017 provided to Zoetis prior to the date hereof;

“NASDAQ” means the NASDAQ Stock Market;

“New Plans” has the meaning given to that term in Clause 7.3(b);

“Notice Period” has the meaning given to that term in Clause 5.2(e);

“NYSE” means the New York Stock Exchange;

“Old Plans” means each Target Benefit Plan in which a Target Employee participated immediately prior to the Effective Date;

“Open Source Software” means any Software that contains, or is derived in any manner (in whole or in part) from, any Software that is distributed as free Software, open source Software or similar licensing or distribution models, including Software licensed or distributed under any of the licences or distribution models identified by the Open Source Initiative at http://www.opensource.org/licences/alphabetical, or any similar licence or distribution model;

“Orders” has the meaning given to that term in Clause 6.1(f);

“Organisational Documents” means constitution, articles of association, articles of incorporation, certificate of incorporation or bylaws or other equivalent organisational document, as appropriate;

“Owned Real Property” has the meaning given to that term in Clause 6.1(q)(i);

“Panel” means the Irish Takeover Panel;

“Parties” means Target, Zoetis and Zoetis Bidco, and “Party” shall mean either Target, Zoetis or Zoetis Bidco (as the context requires);

“Patents” means any and all US and foreign patent rights, including all: (i) patents (including utility, utility model, plant and design patents, and certificates of invention); (ii) patent applications, including all provisional applications, substitutions, continuations, continuations-in-part, divisions, renewals and all patents granted thereon; (iii) patents-of-addition, reissues, re-examinations, confirmations, re-registrations, invalidations, and extensions or restorations by existing or future extension or restoration mechanisms, including supplementary protection certificates or the equivalent thereof; and (iv) foreign counterparts of any of the foregoing;

“Paychex Agreement” has the meaning given to that term in Clause 6.1(n)(ii);

“Paychex Plan” has the meaning given to that term in the definition of Target Benefit Plan;

“Permitted Encumbrances” means any Encumbrance:

(a)	for Taxes or governmental assessments, charges or claims of payment not yet due and payable, being contested in good faith or which may hereafter be paid without penalty or for which adequate accruals or reserves have been established in accordance with US GAAP (where required);

(b)	which is disclosed on the Most Recent Balance Sheet of Target or notes thereto or securing liabilities reflected on such balance sheet;

(c)	which was incurred in the ordinary course of business consistent with past practice since the date of the Most Recent Balance Sheet of Target; or

(d)	which would not, individually or in the aggregate, reasonably be expected to materially impair the value of or the continued use of the applicable property for the purposes for which the property is currently being used;

“Person” or “person” means an individual, group (including a “group” under Section 13(d) of the Exchange Act), corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organisation or other entity or any Governmental Body or any department, agency or political subdivision thereof;

“Petition” means the petition to the High Court seeking the Court Order;

“Preferred Shares” means the 10,000,000 undesignated preferred shares with a nominal value of US$0.01 each in the share capital of Target;

“Proxy Statement” has the meaning given to that term in Clause 3.1;

“Recall” has the meaning given to that term in Clause 6.1(p)(iii);

“Registrar of Companies” means the Registrar of Companies in Dublin, Ireland as defined in Section 2 of the Act;

“Regulation S-K” means Regulation S-K promulgated under the Securities Act;

“Regulatory Information Service” means a regulatory information service as defined in the Takeover Rules;

“Representatives” means in relation to any person, the directors, officers, employees, agents (excluding any brand licensing agents), investment bankers, financial advisers, legal advisers, accountants, brokers, finders, consultants or representatives of such person;

“Resolutions” means collectively, the Scheme Meeting Resolution and the EGM Resolutions, which will be set out in the Scheme Document;

“Rule 2.5 Announcement” means the announcement to be made by the Parties pursuant to Rule 2.5 of the Takeover Rules, a copy of which is annexed to this Agreement at Schedule 3;

“Rule 15 Consideration” has the meaning given to that term in Clause 4.1(b);

“Rule 15 Proposals” means the proposals to be made to the holders of the Target Convertible Securities in accordance with Clause 4.1 of this Agreement for the purpose of complying with Rule 15 of the Takeover Rules;

“Sanction Date” means the date of sanction of the Scheme pursuant to Sections 449 to 455 of the Act and confirmation of the related reduction of capital involved therein by the High Court;

“Sarbanes-Oxley Act” has the meaning given to that term in Clause 6.1(k)(v);

“Scheme” means the proposed scheme of arrangement under Chapter 1 of Part 9 of the Act and the related capital reduction under Sections 84 and 85 of the Act to effect the Acquisition pursuant to this Agreement, on the terms (including the Conditions) and for the consideration set out in the Rule 2.5 Announcement and on such other terms and in such form not being inconsistent therewith as the Parties mutually agree in writing, including any revision thereof as may be so agreed between the Parties and, if required, by the High Court;

“Scheme Document” means a document (or relevant sections of the Proxy Statement comprising the scheme document), including any amendments or supplements thereto, to be distributed as part of the Proxy Statement to Target Shareholders and, for information only, to holders of the Target Convertible Securities, containing:

(a)	the Scheme;

(b)	the notice or notices of the Scheme Meeting and the EGM;

(c)	an explanatory statement as required by Section 452 of the Act with respect to the Scheme;

(d)	such other information as may be necessary or appropriate pursuant to the Act, the Exchange Act or the Takeover Rules; and

(e)	such other information as Target and Zoetis shall agree, each acting reasonably;

“Scheme Meeting” means the meeting or meetings of the Target Shareholders or, if applicable, any class or classes of Target Shareholders (including, but not limited to, as may be directed by the High Court pursuant to Section 450(5) of the Act) (and any adjournment of any such meeting or meetings) convened by (i) resolution of the Target Board or (ii) order of the High Court, in either case pursuant to Section 450 of the Act, to consider and vote on the Scheme Meeting Resolution;

“Scheme Meeting Resolution” means the resolution to be considered and voted on at the Scheme Meeting proposing that the Scheme, with or without amendment (but subject to such amendment being acceptable to each of Target and Zoetis, except for a technical or procedural amendment which is required for the proper implementation of the Scheme and does not have a substantive consequence on the implementation of the Scheme), be agreed to;

“Scheme Recommendation” means the unanimous recommendation of the Target Board that Target Shareholders vote in favour of the Resolutions;

“SEC” means the United States Securities and Exchange Commission;

“Securities Act” means the United States Securities Act of 1933, as amended;

“Software” means all computer software, programs and code, including assemblers, applets, compilers, source code, object code, executable code, net lists, development tools, design tools, user interfaces and data, databases in any form or format, however fixed, and all related documentation;

“Study” has the meaning given to that term in Clause 6.1(p)(i);

“Study Materials” has the meaning given to that term in Clause 6.1(p)(v);

“Subsidiary” means in relation to any person, any corporation, partnership, association, trust or other form of legal entity of which such person directly or indirectly owns securities or other equity interests representing more than 50% of the aggregate voting power;

“Superior Proposal Notice” has the meaning given to that term in Clause 5.2(e);

“Takeover Offer” means an offer in accordance with Clause 3.7 for the entire issued and to be issued ordinary share capital of Target (other than any Target Shares beneficially owned by any member of Zoetis Group (if any)), including any amendment or revision thereto pursuant to this Agreement, the full terms of which would be set out in the Takeover Offer Documents or (as the case may be) any revised offer document(s);

“Takeover Offer Documents” means if following the date hereof, Zoetis elects to implement the Acquisition by way of Takeover Offer in accordance with Clause 3.7, the documents to be despatched to Target Shareholders and others by Zoetis Bidco containing, amongst other things, the Takeover Offer, the Conditions (save insofar as not appropriate in the case of a Takeover Offer, and as amended in such manner as Zoetis and Target shall determine, and the Panel shall agree, to be necessary to reflect the terms of the Takeover Offer) and certain information about Zoetis, Zoetis Bidco and Target and, where the context so admits, includes any form of acceptance, election, notice or other document reasonably required in connection with the Takeover Offer;

“Takeover Panel Act” means the Irish Takeover Panel Act 1997, as amended;

“Takeover Rules” means the Irish Takeover Panel Act 1997, Takeover Rules, 2013;

“Target” has the meaning given to that term in the introduction of this Agreement;

“Target 2012 Plan” means the Nexvet Employee Share Plan governed by the Employee Share Plan dated August 29, 2012 adopted by the board of directors of Nexvet Biopharma Pty Limited on August 29, 2012;

“Target 2013 Australian Plan” means the Nexvet Long Term Incentive Plan governed by the Long Term Incentive Plan Rules dated November 5, 2013 and adopted by board of directors of Nexvet Biopharma Pty Limited on October 30, 2013;

“Target 2013 Plan” means the Nexvet Long Term Incentive Plan governed by the Long Term Incentive Plan Rules dated September 4, 2014 and adopted by the Target Board on September 18, 2014;

“Target 2015 Plan” means the Nexvet Biopharma Public Limited Company 2015 Equity Incentive Plan as adopted by the Target Board on October 14, 2014, as amended by the Target Board on January 16, 2015 and as further amended by the Compensation Committee (as defined therein) on September 2, 2015;

“Target 401(k) Plans” has the meaning given to that term in Clause 7.3(f);

“Target Alternative Proposal” means any bona fide proposal or bona fide offer, which proposal or offer may be subject to due diligence, definitive documentation or both, made by any person (other than a proposal or offer pursuant to Rule 2.5 of the Takeover Rules by Zoetis or any of its Concert Parties) for:

(a)	a merger, reorganisation, share exchange, consolidation, business combination, recapitalisation, dissolution, liquidation or similar transaction involving Target that, if consummated, would result in any Person beneficially owning shares with more than 20% of the voting power of Target;

(b)	the direct or indirect acquisition by any Person of more than 20% of the value of the assets of the Target Group, taken as a whole; or

(c)	the direct or indirect acquisition by any Person of more than 20% of the voting power or the issued share capital of Target, including any offer or exchange offer that if consummated would result in any Person beneficially owning shares with more than 20% of the voting power of Target;

“Target Associate” means any current employee, independent contractor, consultant or director of or to any member of the Target Group;

“Target Benefit Plans” means any Benefit Plan (i) to which Target or any of its Subsidiaries is a party, (ii) sponsored, maintained or contributed to, or required to be maintained or contributed to by Target or any of its Subsidiaries or (iii) with respect to which Target or any of its Subsidiaries has or could reasonably be expected to have any obligation or liability; for the avoidance of doubt, any Benefit Plan sponsored or maintained by Paychex, pursuant to the Paychex Agreement, in which any current or former employee of the Target Group or such employee’s dependents or beneficiaries participates (such a Benefit Plan, a “Paychex Plan”) shall be a Target Benefit Plan;

“Target Board” means the board of directors of Target from time to time and for the time being;

“Target Change of Recommendation” has the meaning given to that term in Clause 5.2(d)(ii);

“Target Convertible Securities” means all issued and outstanding securities (including, but not limited to, all options, restricted share units, warrants and/or other convertible securities issued pursuant the Target Plans) which are convertible, exchangeable or exercisable into Target Shares;

“Target Disclosure Letter” means the disclosure letter delivered by Target to Zoetis on the date hereof;

“Target Employee” means an employee of any member of the Target Group who remains employed after the Effective Time;

“Target Group” means Target and all of its Subsidiaries;

“Target Intellectual Property” has the meaning given to that term in Clause 6.1(m)(i);

“Target Options” means options to purchase Target Shares granted pursuant to the Buyback Options, the Target 2013 Plan or the Target 2015 Plan;

“Target Plans” means the Target 2012 Plan, the Buyback Options, the Target 2013 Australian Plan, the Target 2013 Plan and the Target 2015 Plan;

“Target Products” means any product or service made, marketed, sold, licensed or in development by any member of the Target Group;

“Target RSUs” means restricted share units granted pursuant to the Target 2013 Plan or the Target 2015 Plan;

“Target SEC Documents” means all forms, documents and reports (including exhibits and other information incorporated therein) filed or furnished by Target with the SEC;

“Target Shares” means the existing unconditionally allotted or issued and fully paid ordinary shares with a nominal value of US$ 0.125 each in the capital of Target and any further such shares which are unconditionally allotted or issued before the date on which the Scheme is effective;

“Target Shareholders” means the holders of the Target Shares;

“Target Shareholder Approval” means:

(a)	the approval of the Scheme Meeting Resolution by a majority in number of Target Shareholders representing at least 75% or more in value of Target Shares held by such Target Shareholders, present and voting either in person or by proxy, at the requisite Scheme Meeting (or at any adjournment of such meeting); and

(b)	the EGM Resolutions being duly passed by the requisite majorities of Target Shareholders present and voting either in person or by proxy at the EGM (or at any adjournment of such meeting);

“Target Superior Proposal” means a written bona fide Target Alternative Proposal (where each reference to 20% set forth in the definition of such term shall be deemed to refer to 50%, but provided that such Target Alternative Proposal may not be subject to due diligence or definitive documentation (other than the execution thereof)) that the Target Board determines in good faith (after consultation with Target’s financial advisers and outside legal counsel) is more favourable to the Target Shareholders than the Transactions, taking into account such financial, regulatory, legal, structuring, timing and other aspects of such proposal as the Target Board considers to be appropriate;

“Tax” (or “Taxes” and, with correlative meaning, the term “Taxable”) means all national, federal, state, local or other taxes imposed by the United States, Ireland, and any other Governmental Body or Tax Authority, including income, gain, profits, windfall profits, franchise, gross receipts, environmental, customs duty, capital stock, severances, stamp, payroll, universal social charge, pay related social insurance and other similar contributions, sales, employment, unemployment, disability, use, property, gift tax, inheritance tax, unclaimed property, escheat, withholding, excise, production, value added, goods and services, trading, occupancy and other taxes, duties or assessments of any nature whatsoever, or state aid related thereto, together with all interest, penalties, surcharges and additions imposed with respect to such amounts and any interest in respect of such penalties and additions, whether disputed or not, and any liability in respect of any of the foregoing items payable by reason of contract, assumption, transferee or successor liability;

“Tax Authority” means any Governmental Body responsible for the assessment, collection or enforcement of laws relating to Taxes or for making any decision or ruling on any matter relating to Tax (including the US Internal Revenue Service and the Irish Revenue Commissioners);

“Tax Return” means any return (including any information return), report, statement, declaration, estimate, schedule, or information, including any amendments thereof, filed with, or required to be filed with, any Tax Authority in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any Law relating to any Tax;

“Trade Secrets” mean any information in all forms and types of financial, business, scientific, technical, economic, or engineering information, including patterns, plans, compilations, program, devices, formulas, designs, prototypes, methods, techniques, processes, procedures, programs, algorithm used in research, developments, products, design, and the use thereof, or codes, whether tangible or intangible, and whether or how stored, compiled, or memorialised physically, electronically, graphically, photographically, or in writing, that derives its value in part because it is not generally known by others and that is the subject of reasonable efforts to maintain its secrecy;

“Transactions” means the transactions contemplated by this Agreement, including the Acquisition;

“UK” means the United Kingdom of Great Britain and Northern Ireland;

“US$”, “$” or “USD” means United States dollars, the lawful currency of the United States of America;

“US” or “United States” means the United States, its territories and possessions, any State of the United States and the District of Columbia, and all other areas subject to its jurisdiction;

“USDA” means the United States Department of Agriculture;

“US GAAP” means US generally accepted accounting principles;

“WARN Act” means collectively, the United States Worker Adjustment and Retraining Notification Act and its regulations and any other similar Laws;

“Warrants” means all warrants which are currently in issue and which give, or potentially give, the right to any person to subscribe for (or otherwise acquire or call for delivery of) Target Shares and which were issued pursuant to the Target Warrant terms of issue (specifying an exercise price of US$8.625), the first Target Warrant terms of issue (specifying an exercise price of US$7.50) or the second Target Warrant terms of issue (specifying an exercise price of US$7.50), in each case, as amended by the First Amendment to Warrant Terms of Issue dated September 3, 2015, where applicable;

“Zoetis” has the meaning given to that term in the introduction of this Agreement;

“Zoetis Board” means the board of directors of Zoetis;

“Zoetis Confidentiality Agreement” means the confidentiality agreement between Target and Zoetis dated February 22, 2017 and as it may be further amended in writing by Zoetis and Target from time to time;

“Zoetis Group” means collectively, Zoetis and all of its Subsidiaries, including Zoetis Bidco; and

“€ ” means the lawful currency of Ireland.

1.2	Construction

(a)	In this Agreement, words such as “hereunder”, “hereto”, “hereby”, “hereof” and “herein” and other words of similar meaning when used in this Agreement shall, unless the context clearly indicates to the contrary, refer to the whole of this Agreement and not to any particular section or clause thereof.

(b)	In this Agreement, save as otherwise provided herein, any reference herein to a section, clause, schedule or paragraph shall be a reference to a section, subsection, clause, sub-clause, paragraph or sub-paragraph (as the case may be) of this Agreement.

(c)	In this Agreement, any reference to any provision of any legislation shall include any amendment, modification, re-enactment or extension thereof and shall also include any subordinate legislation made from time to time under such provision, and any reference to any provision of any legislation, unless the context clearly indicates to the contrary, shall be a reference to legislation of Ireland.

(d)	In this Agreement, the masculine gender shall include the feminine and neuter and the singular number shall include the plural and vice versa.

(e)	In this Agreement, the term “officers” shall be construed to mean corporate officers and executive officers.

(f)	In this Agreement, any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms.

(g)	In this Agreement, any agreement or instrument defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement or instrument as from time to time amended, modified or supplemented, including by waiver or consent, and all attachments thereto and instruments incorporated therein.

(h)	In this Agreement, the phrase “all reasonable endeavours” and words of similar import shall not be construed to mean that a Party must take, or procure the taking of, any action that would be commercially unreasonable under the circumstances.

1.3	Captions

The table of contents and the headings or captions to the clauses in this Agreement are inserted for convenience of reference only and shall not affect the interpretation or construction thereof.

1.4	Time

References to times are to US Eastern times unless otherwise specified.

2.	Rule 2.5 Announcement and Scheme Document

2.1	Rule 2.5 Announcement

(a)	Each Party confirms that its respective board of directors (or a duly authorised committee or management team acting under the authority thereof) has approved the contents and release of the Rule 2.5 Announcement.

(b)	On the execution of this Agreement, the Parties shall, in accordance with, and for the purposes of, the Takeover Rules, procure the release of the Rule 2.5 Announcement to a Regulatory Information Service by no earlier than 5:00 a.m. and no later than 5:00 p.m. on April 13, 2017, or such later time on that date as may be agreed between the Parties in writing.

(c)	The obligations of the Parties under this Agreement, other than the obligations under Clause 2.1(b), shall be conditional on the release of the Rule 2.5 Announcement to a Regulatory Information Service in accordance with clause 2.1(b).

(d)	Target confirms that, as of the date hereof, the Target Board unanimously considers that the terms of the Scheme as contemplated by this Agreement are fair and reasonable to the Target Shareholders and that the Target Board has unanimously resolved to recommend to the Target Shareholders that they vote in favour of the Resolutions. The unanimous recommendation of the Target Board that the Target Shareholders vote in favour of the Resolutions, and the related opinion of the financial advisers to the Target Board, are set out in the Rule 2.5 Announcement and, subject to Clause 5.2, shall be incorporated in the Scheme Document and the Proxy Statement, and, to the extent required by the Takeover Rules, in any other document sent to Target Shareholders in connection with the Acquisition.

(e)	The Conditions are hereby incorporated in, and shall constitute a part of, this Agreement.

2.2	Scheme

(a)	Target agrees that it shall put the Scheme to the Target Shareholders in the manner set out in Clause 3 and, subject to the satisfaction or waiver (where permissible pursuant to the provisions of the Rule 2.5 Announcement and/or the Scheme Document) of the Conditions (with the exception of Conditions 2(c) and 2(d) and any other Conditions that by their nature are to be satisfied on the Sanction Date, but subject to the satisfaction or waiver (where permissible pursuant to the provisions of the Rule 2.5 Announcement and/or the Scheme Document) of such Conditions), shall, in the manner set out in Clause 3, petition the High Court to sanction the Scheme so as to facilitate the implementation of the Acquisition.

(b)	Each of the Zoetis Parties agrees, subject to Clause 3.6, that it shall participate in the Scheme and agrees to be bound by its terms and that it shall, subject to the satisfaction or waiver (where permissible pursuant to the provisions of the Rule 2.5 Announcement and/or the Scheme Document) of the Conditions, effect the Acquisition through the Scheme on the terms set out in this Agreement and the Scheme.

(c)	Each of the Parties agrees that it shall fully and promptly perform all of the obligations required of it in respect of the Acquisition on the terms set out in this Agreement and/or the Scheme and each shall, subject to the terms and conditions of this Agreement, use all reasonable endeavours (including by causing its controlled Concert Parties to, and using all reasonable endeavours to cause its Representatives and non-controlled Concert Parties) to act in a manner consistent with the terms of this Agreement pertinent to such Party and take such other steps as are reasonably required for the proper implementation of the Scheme and in connection with Completion.

3.	Implementation of the Scheme

3.1	Preparation of Proxy Statement

As soon as reasonably practicable, but in any event within 28 days following the date hereof, Target shall, with the assistance and approval (not to be unreasonably withheld or delayed) of Zoetis prepare and file with the SEC a proxy statement, which shall include the Scheme Document (as may be amended or supplemented, the “Proxy Statement”), relating to the matters to be submitted to the Target Shareholders at the Scheme Meeting and the EGM. Target shall use all reasonable endeavours to resolve all SEC comments and have the Proxy Statement cleared by the SEC as promptly as is reasonably practicable following filing with the SEC and to mail the Proxy Statement to its shareholders as promptly as is reasonably practicable after such clearance, to the extent required by applicable Law. Target shall, as promptly as is reasonably practicable after receipt thereof, provide Zoetis with copies of any written comments and advise Zoetis of any oral comments with respect to the Proxy Statement received from the SEC. Each Party shall cooperate and Target shall provide Zoetis with a reasonable opportunity (which shall not be less than two Business Days from receipt of written notice from Target) to review and comment on any amendment or supplement to the Proxy Statement prior to filing such with the SEC, which comments shall be reasonably considered by Target, and Target will provide Zoetis with a copy of all such filings made with the SEC (to the extent not otherwise made publicly available). Target will advise Zoetis, promptly after it receives notice thereof, of SEC clearance of the Proxy Statement. If, at any time prior to the Effective Time, an amendment or supplement to the Proxy Statement is necessary so that such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, Target shall promptly notify Zoetis and, to the extent required by Law an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by Law, disseminated to the Target Shareholders. To the extent that clearance of the Proxy Statement by the SEC might require that waivers and/or derogations in respect of the Takeover Rules be sought and obtained from the Panel, following discussion with Zoetis, Target shall make a submission for such waiver or derogation at the earliest opportunity after having provided Zoetis with a reasonable opportunity to review and comment on such submission, which comments shall be reasonably considered and accommodated by Target.

3.2	Responsibilities of Target in respect of the Scheme

Target shall:

(a)	be responsible for the preparation of the Scheme Document (subject to Clause 3.3(f)) and all other documentation necessary to effect the Scheme and to convene the Scheme Meeting and the EGM and Target shall provide Zoetis with drafts of the Scheme Document and such other documents and afford Zoetis reasonable opportunities (which shall not be less than two Business Days from receipt of written notice from Target) to review and make comments on the Scheme Document and such other documents and shall give due consideration to and where reasonable accommodate such comments and subject to the foregoing provisions, unless otherwise agreed by the Panel, Target shall cause the Scheme Document to be delivered to the Panel at least ten Business Days before the Scheme Documents are considered by the High Court in accordance with Rule 41.1(b) of the Takeover Rules;

(b)	for the purpose of implementing the Scheme, instruct a barrister (of senior counsel standing, the identity of whom shall be reasonably acceptable to Zoetis) and provide Zoetis and its advisers with the opportunity to attend any meetings with such barrister to discuss substantive matters pertaining to the Scheme and any issues arising in connection with it (except to the extent that the barrister is to advise on matters relating to the fiduciary duties of the directors of Target or their responsibilities under the Takeover Rules);

(c)	as promptly as is reasonably practicable after the Proxy Statement is filed with the SEC, or, if the Proxy Statement is reviewed and commented upon by the SEC, after the filing of the first amendment to the preliminary Proxy Statement with the SEC, Target shall cause the Proxy Statement to be delivered to the Panel;

(d)	notify Zoetis as promptly as is reasonably practicable in writing upon the receipt of any comments from the Panel on, or any request from the Panel for amendments or supplements to, the Scheme Document and the related forms of proxy to be so filed or furnished;

(e)	prior to filing or despatch of any amendment or supplement to the Scheme Document requested by the Panel, or responding in writing to any comments of the Panel with respect thereto, Target shall:

(i)	as promptly as is reasonably practicable provide Zoetis with a reasonable opportunity to review and comment on such document or response; and

(ii)	as promptly as is reasonably practicable discuss with Zoetis and include in such document or response all comments reasonably proposed by Zoetis as promptly as is reasonably practicable to the extent that such comments are required in order to ensure that such document is consistent with the Rule 2.5 Announcement;

(f)	provide Zoetis with drafts of pleadings, affidavits, petitions and other filings prepared by Target for submission to the High Court in connection with the Scheme prior to their filing or submission, and afford Zoetis reasonable opportunities to review and make comments on all such documents, and shall give due consideration to and where reasonable accommodate such comments prior to any such filing or submission;

(g)

as promptly as is reasonably practicable (taking into account any requirements of the Panel with respect to the Scheme Document and the clearance process of the SEC with respect to the Proxy Statement, that must be satisfied prior to the release of the Scheme Document) make all necessary applications to the High Court in connection with the implementation of the Scheme where so resolved by the Target Board or required to implement the Scheme and in particular Target will promptly after the date of the Rule 2.5 Announcement issue appropriate proceedings requesting the High Court to give directions under Section 450(5) of the Act as to what are the appropriate Scheme Meetings to be held and to order that the Scheme Meeting be convened as promptly as is reasonably practicable following the publication of the Rule 2.5 Announcement and clearance of the Proxy Statement by the SEC, and use all reasonable endeavours so as to ensure that the hearing of such proceedings occurs as promptly as is reasonably practicable in order to facilitate the despatch of the Scheme Document as promptly as is reasonably practicable after such hearing and seek such directions of the High Court as it

(or Zoetis) considers necessary or desirable to facilitate the convening of such Scheme Meeting and thereafter comply with such directions;

(h)	procure the publication of the requisite advertisements and posting of the Scheme Document (in a form acceptable to the Panel) and the forms of proxy for the use at the Scheme Meeting and the EGM (the forms of which shall be agreed between the Parties) to Target Shareholders on the register of members of Target (and, for information purposes only, the holders of Target Convertible Securities) on the record date as agreed with the High Court, as promptly as is reasonably practicable after the approval of the High Court to despatch the documents being obtained and thereafter shall publish and/or post such other documents and information (the form of which shall be agreed between the Parties) as the High Court and/or the Panel may approve or direct from time to time in connection with the implementation of the Scheme in accordance with applicable Law as promptly as is reasonably practicable after the approval or (as the case may be) direction of the High Court and/or the Panel to publish or post such documents being obtained;

(i)	unless the Target Board has effected a Target Change of Recommendation pursuant to Clause 5.2, procure that the Scheme Document and the Proxy Statement shall include the Scheme Recommendation;
(j)	include in the Scheme Document a notice convening the EGM to be held immediately following the Scheme Meeting to consider and, if thought fit, approve the EGM Resolutions;

(k)	keep Zoetis informed on a daily basis, from the date falling 14 days before the Scheme Meeting and the EGM, of the number of proxy votes received in respect of the Resolutions;

(l)	keep Zoetis reasonably informed and, as reasonably requested by Zoetis, consult with Zoetis, as to the performance of the obligations and responsibilities required of Target pursuant to this Agreement and/or the Scheme and as to any material developments (other than as to a Target Alternative Proposal, the timing and scope of provision of information about which are governed by Clause 5.2) relevant to the proper implementation of the Scheme, including the satisfaction of the Conditions;

(m)	notwithstanding any Target Change of Recommendation, unless this Agreement has been terminated pursuant to Clause 9, hold the Scheme Meeting and the EGM on the date set out in the Scheme Document, or such later date as may be agreed in writing between the Parties (such agreements not to be unreasonably withheld, conditioned or delayed), and in such a manner as shall be approved, if necessary, by the High Court and/or the Panel and propose the Resolutions without any amendments, unless such amendments have been agreed to in writing with Zoetis, such agreement not to be unreasonably withheld, conditioned or delayed;

(n)	afford all such cooperation and assistance as may reasonably be requested of it by Zoetis in respect of the preparation and verification of any document or in connection with any Clearance or confirmation reasonably required for the implementation of the Scheme, including the provision to Zoetis of such information and confirmation relating to it, its Subsidiaries and any of its or their respective directors or employees as Zoetis may reasonably request (and shall do so in a reasonably timely manner) and assume responsibility only for the information relating to it contained in the Scheme Document, the Proxy Statement or any other document sent to Target Shareholders or filed with the High Court or in any announcement;

(o)	review and provide comments (if any) in a reasonably timely manner on all documentation submitted to it;

(p)

following the Scheme Meeting and EGM, provided that the Resolutions are duly passed (including by the requisite majorities required under Section 453 of the Act in the case of the Scheme Meeting) and all other Conditions are satisfied or waived (where permissible pursuant to the provisions of the Rule 2.5 Announcement and/or the Scheme Document (with the exception of Conditions 2(c) and 2(d) and any other Conditions that by their nature are to be satisfied on the Sanction Date, but subject to the satisfaction or waiver (where permissible pursuant to the provisions of the Rule 2.5 Announcement and/or the Scheme Document) of such Conditions), take all necessary steps on the part of Target to prepare and issue, serve and lodge all such court documents as are required to seek the sanction of the High Court to the Scheme as soon as possible thereafter;

(q)	take all such steps as may reasonably be required to cause any dispositions of Target Shares (including derivative securities with respect to Target Shares) resulting from the Scheme by each member of the Target Board or Executive Officer subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to Target immediately prior to the Effective Time to be exempt under Rule 16b-3 promulgated under the Exchange Act; and

(r)	give such undertakings as are required by the High Court as are reasonably necessary for the proper implementation of the Scheme.

3.3	Responsibilities of Zoetis and Zoetis Bidco in Respect of the Scheme

Zoetis and Zoetis Bidco shall:

(a)	instruct counsel to appear on its behalf at the Court Hearing and undertake to the High Court to be bound by the terms of the Scheme insofar as it relates to Zoetis or Zoetis Bidco;

(b)	if, and to the extent that, it or any of its Concert Parties owns or is interested in Target Shares, exercise all rights, and, insofar as lies within its powers, procure that each of its Concert Parties shall exercise all rights, in respect of such Target Shares so as to implement, and otherwise support the implementation of, the Scheme, including by voting (and, in respect of interests in Target held via contracts for difference or other derivative instruments, insofar as lies with its powers, procuring that instructions are given to the holder of the underlying Target Shares to vote) in favour of the Resolutions or, if required by Law, the High Court, the Takeover Rules or other rules, refraining from voting, at any Scheme Meeting and/or EGM as the case may be;

(c)	procure that the other members of the Zoetis Group and, so far as lies within its power or procurement, their Representatives, use reasonable endeavours to take all such steps as are reasonably necessary in order to implement the Scheme including the giving by Zoetis Bidco to the High Court of any customary undertakings which the High Court requires Zoetis Bidco to give to it;

(d)	keep Target reasonably informed and, as reasonably requested by Target, consult with Target, as to the performance of the obligations and responsibilities required of Zoetis and/or Zoetis Bidco pursuant to this Agreement and/or the Scheme and as to any material developments relevant to the proper implementation of the Scheme, including the satisfaction of the Conditions;

(e)	afford (and shall use all reasonable endeavours to procure that its Concert Parties shall afford) all such cooperation and assistance as may reasonably be requested of it by Target in respect of the preparation and verification of any document or in connection with any Clearance or confirmation required for the implementation of the Scheme, including the provision to Target of such information and confirmation relating to it, its Subsidiaries and any of its or their respective directors or employees as Target may reasonably request (and shall do so in a reasonably timely manner) and assume responsibility only for the information relating to it contained in the Scheme Document, the Proxy Statement or any other document sent to Target Shareholders or filed with the High Court or in any announcement;

(f)	review and provide comments (if any) in a reasonably timely manner on all documentation submitted to it; and

(g)	provide Target, in a reasonably prompt manner, with such information regarding the Zoetis Group that may reasonably be required for inclusion in the Scheme Document or the Proxy Statement and provide such other assistance as Target may reasonably require in connection with the preparation of the Scheme Document or the Proxy Statement.

3.4	Mutual Responsibilities of the Parties

(a)	If any of the Parties becomes aware of any information that, pursuant to the Takeover Rules, the Act or the Exchange Act should be disclosed in an amendment or supplement to the Scheme Document or the Proxy Statement, or that is required to be included therein in order that the information therein shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not false or misleading at the time and in light of the circumstances under which such statements are made, then the Party becoming so aware shall promptly inform the other Party thereof and the Parties shall cooperate with each other in submitting or filing such amendment or supplement with the Panel, and, if required, the SEC and/or the High Court and, if required, in mailing such amendment or supplement to the Target Shareholders and, for information only, if required, to the holders of Target Convertible Securities.

(b)	Each Party shall take, or cause to be taken, such other steps as are reasonably required of it for the proper implementation of the Scheme, including those required of it pursuant to Clause 8 in connection with Completion.

(c)	Each Party shall, as promptly as is reasonably practicable, notify the other of any matter of which it becomes aware which would reasonably be expected to materially delay or prevent filing of the Scheme Document, the Scheme or the Acquisition as the case may be.

3.5	Dealings with the Panel

(a)	Each of the Parties shall promptly provide such assistance and information as may reasonably be requested by the other Party for the purposes of, or in connection with, any correspondence or discussions with the Panel in connection with the Acquisition and/or the Scheme.

(b)	Save in each case where not reasonably practicable owing to time restraints imposed by the Panel or where prohibited by the Panel, each of the Parties shall give the other reasonable prior notice of any proposed meeting or material substantive discussion or correspondence between it or its Representatives with the Panel, or amendment to be proposed to the Scheme in connection therewith, and shall afford the other reasonable opportunities to review and make comments and suggestions with respect to the same and accommodate such comments and suggestions to the extent that such Party, acting reasonably, considers these to be appropriate, and shall keep the other reasonably informed of all such meetings, discussions or correspondence that it or its Representative(s) have with the Panel and not participate in any meeting or discussion with the Panel concerning this Agreement or the Transactions unless it consults with the other Party in advance, and, unless prohibited by the Panel, gives such other Party the opportunity to attend such meetings and provide advance copies of all written submissions it intends to make to the Panel and afford the other reasonable opportunities to review and make comments and suggestions with respect to the same and give due consideration to and where reasonable accommodate such comments and suggestions to the extent that such Party, acting reasonably, considers these to be appropriate, copies of the submissions made and copies (or, where oral, an oral or written summary of the substance) of the Panel responses thereto, provided always that any correspondence or other information required to be provided under this Clause 3.5(b) may be redacted:

(i)	by either party, to remove references concerning the valuation of the business of Target;

(ii)	by Zoetis, to remove references to its strategic rationale for the Acquisition;

(iii)	by Zoetis, in connection to a switch to a Takeover Offer;

(iv)	as necessary to comply with legal or contractual obligations; and

(v)	as necessary to address reasonable privilege or confidentiality concerns (provided that the redacting party shall use its reasonable endeavours to cause such information to be provided in a manner that would not result is such privilege or confidentiality concerns).

(c)	Target undertakes, if so requested by Zoetis, to issue as promptly as is reasonably practicable its written consent to Zoetis and to the Panel in respect of any application made by Zoetis to the Panel:

(i)	seeking confirmation that there is no requirement under the Takeover Rules to disclose Zoetis’ financing arrangements for the Acquisition and related transactions (the “Zoetis Financing Information”) in the Scheme Document, any supplemental document or other document sent to Target Shareholders, the holders of Target Convertible Securities or, alternatively, seeking a waiver of or derogation from such requirement;

(ii)	to redact any commercially sensitive or confidential information specific to the Zoetis Financing Information from any documents that Zoetis is required to display pursuant to Rule 26(b)(xi) of the Takeover Rules; and

(iii)	requesting a derogation from the disclosure requirements of Rule 24.3 of the Takeover Rules and seeking consent to the aggregation of dealings for the purposes of disclosure in the Scheme Document.

(d)	Target and Zoetis undertake, if so requested by the other Party, to issue as promptly as is reasonably practicable its written consent to the other Party and to the Panel in respect of any application made by Target or Zoetis, as applicable, to the Panel:

(i)	requesting a derogation from the timing requirement pursuant to Rule 30.2 of the Takeover Rules in connection with the despatch of the Scheme Document or the Takeover Offer Document to Target Shareholders and the despatch of the Rule 15 Proposals to the holders of Target Convertible Securities, in each case where compliance with such timing requirement will not be possible within the 28 day period after the date of the Rule 2.5 announcement; and
(ii)	requesting consent under Rule 21.1 of the Takeover Rules to permit the issuance of Target Shares and implementation of any associated matters (including the grant of equity awards) in connection with the matters contemplated by paragraph 4 of Schedule 1 and/or as set out in Clause 3.5(d)(ii) of Part A of the Target Disclosure Letter;

(iii)	requesting a derogation from the disclosure requirements of Rule 25.3 of the Takeover Rules and seeking consent to the aggregation of dealings for the purposes of disclosure in the Scheme Document or the Takeover Offer Document.

(e)	Notwithstanding anything to the contrary in the foregoing provisions of this Clause 3.5, neither Target nor Zoetis shall be required to take any action pursuant to such provisions if (i) such action is prohibited by the Panel or (ii) such action relates to a matter involving a person who has made a Target Alternative Proposal (or any Affiliate, or person Acting in Concert with such a Person), or (iii) Target has provided to Zoetis a Final Recommendation Change Notice.

(f)	Nothing in this Agreement shall in any way limit the Parties’ obligations under the Takeover Rules.

3.6	No Scheme Amendment by Target

Save as required by Law, the High Court and/or the Panel, Target shall not, in each case, after despatch of the Scheme Document without the prior written consent of Zoetis:

(a)	amend the Scheme;

(b)	adjourn, cancel or postpone the Scheme Meeting or the EGM; provided, however, that Target may, without the consent of Zoetis, adjourn, cancel or postpone the Scheme Meeting or the EGM:

(i)	in the case of adjournment, if directed by Target Shareholders to do so pursuant to Article 89 of the Articles of Association (other than pursuant to a proposal by Target or any of its directors or officers), or

(ii)	to permit dissemination of information which is material to shareholders voting at the Scheme Meeting or the EGM, but only for so long as the Target Board determines in good faith, after having consulted with outside counsel, that such action is reasonably necessary or advisable to give Target Shareholders sufficient time to evaluate any such disclosure or information so provided or disseminated; or

(iii)	if, as of the time for which the Scheme Meeting or the EGM is scheduled (as set forth in the Scheme Document), there are insufficient Target Shares represented (either in person or by proxy) (i) to constitute a quorum necessary to conduct the business of the Scheme Meeting or the EGM, but only until a meeting can be held at which there are a sufficient number of Target Shares represented to constitute a quorum or (ii) voting for the approval of the Scheme Meeting Resolution or the EGM Resolutions, as applicable (but only until Target determines in good faith that a meeting can be held at which there are a sufficient number of votes of holders of Target Shares to approve the Scheme Meeting Resolution or the EGM Resolutions, as applicable); or

(c)	amend the Resolutions (in each case, in the form set out in the Scheme Document).

3.7	Switching to a Takeover Offer

(a)	Zoetis may elect (with the Panel’s consent, if required) to implement the Acquisition by way of a Takeover Offer (rather than the Scheme), whether or not the Scheme Document has been posted, subject to the terms of this Clause 3.7, and Zoetis shall notify Target promptly of any such election (whether or not the implementation thereof is subject to the consent of the Panel) made by it to implement the Acquisition by way of a Takeover Offer (rather than the Scheme).

(b)	Save where there has been a Target Change of Recommendation, if Zoetis elects to implement the Acquisition by way of a Takeover Offer, Target undertakes to provide Zoetis as promptly as is reasonably practicable with all such information about Target (including directors and their Concert Parties) as may be reasonably required for inclusion in the Takeover Offer Documents and to provide all such other assistance as may be reasonably required by the Takeover Rules in connection with the preparation by Zoetis or Zoetis Bidco of the Takeover Offer Documents, including access to, and ensuring the provision of reasonable assistance by, Target’s Representatives.

(c)	If Zoetis elects to implement the Acquisition by way of a Takeover Offer, Target agrees:

(i)	that the Takeover Offer Documents shall contain provisions in accordance with the terms and conditions set out in the Rule 2.5 Announcement, the relevant Conditions and such other further terms and conditions as agreed (including any modification thereto) between Zoetis and Target; provided, however, that the terms and conditions of the Takeover Offer shall be at least as favourable to the Target Shareholders (except for the 80% acceptance condition, which may be waived down to “50% plus one Target Share” by Zoetis);

(ii)	to co-operate and consult with Zoetis in the preparation by Zoetis of the Takeover Offer Documents or any other document or filing which is required for the purposes of implementing the Acquisition; and

(iii)	unless the Target Board has effected a Target Change of Recommendation pursuant to Clause 5.2, to incorporate in the Rule 2.5 Announcement and the Takeover Offer Documents a recommendation to the holders of Target Shares from the Target Board to accept the Takeover Offer, and such recommendation shall not be withdrawn, adversely modified or qualified except as contemplated by Clause 5.2.

(d)	If Zoetis elects to implement the Acquisition by way of the Takeover Offer in accordance with Clause 3.7(a), the Parties mutually agree:

(i)	to prepare and file with, or submit to, the SEC and, to the extent necessary, the Panel and the High Court, all documents, amendments and supplements required to be filed therewith or submitted thereto pursuant to the Takeover Rules, the Securities Act or the Exchange Act or otherwise required by Law, and to make any applications or initiate any appearances that may be required by or desirable to the High Court for the purpose of discontinuance of High Court proceedings initiated in connection with the Scheme, and each Party shall have reasonable opportunities to review and comment on all such documents, amendments and supplements and, following reasonable accommodation of such comments and approval of such documents, amendments and supplements by the other Party, which shall not be unreasonably withheld, conditioned or delayed, file or submit, as the case may be, such documents, amendments and supplements with or to the SEC;

(ii)	to promptly use all reasonable endeavours to discontinue any High Court proceedings relating to the Scheme including, but not limited to, ensuring: (i) the cancellation or indefinite postponement (as the case may be) of the Scheme Meeting before it is commenced; and (ii) that the Scheme Resolution is not put to a vote of the Target Shareholders;

(iii)	to provide the other Party with any comments received from the SEC on any documents filed by it with or furnished by it to the SEC as promptly as is reasonably practicable after receipt thereof; and

(iv)	to the extent reasonably practicable, to provide the other Party with reasonable prior notice of any proposed oral communication with the SEC and afford the other Party reasonable opportunity to participate therein.

(e)	If the Takeover Offer is consummated, Zoetis shall or shall cause Zoetis Bidco to, use reasonable endeavours to effect as promptly as is reasonably practicable a compulsory acquisition of any Target Shares under Section 457 of the Act not acquired in the Takeover Offer for the same consideration per share as under the Takeover Offer.

(f)	For the avoidance of doubt and except as may be required by the Takeover Rules (and without limiting any other provision of this Agreement), nothing in this Agreement (save as provided in Clause 5.2) shall require Target to provide Zoetis with any information with respect to, or to otherwise take or fail to take any action in connection with Target’s consideration of or response to, any Target Alternative Proposal.

4.	Rule 15 Proposals

4.1	Making of Rule 15 Proposals

The Rule 15 Proposals will be made jointly by Zoetis and Target, by a letter or letters to be issued no later than five Business Days after the issuance of the Scheme Document, to all the holders of the Target Convertible Securities on the following basis:

(a)	Target shall do everything necessary (except with respect to the Warrants) to procure that with effect from the Effective Time:

(i)	all Target Plans shall be terminated by Target and/or any of its Affiliates;

(ii)	all Target Convertible Securities, whether vested or unvested, that are outstanding and unexercised as of immediately prior to the Effective Time shall, at the Effective Time, automatically (and without any action on the part of any holder thereof) be cancelled and terminated and shall no longer be exercisable for or convertible into Target Shares except that:

(A)	if the exercise or conversion price per ordinary share of any Target Convertible Security (whether or not vested) that is outstanding as of immediately prior to the Effective Time is less than the Consideration, it shall be converted into the right of the holder thereof to receive the Rule 15 Consideration set forth in Clause 4.1(b) less such taxes, levies and/or withholding as are required to be made by Law if any and as applicable, upon the terms and subject to the conditions set forth in this Agreement; and

(B)	if the exercise or conversion price per ordinary share of any Target Convertible Security (whether or not vested) that is outstanding as of immediately prior to the Effective Time is equal to or exceeds the Consideration, such Target Convertible Security shall be cancelled as of the Effective Time without the payment of any amount or other consideration in respect thereof.

(b)	For each Target ordinary share issuable upon exercise or conversion of a Target Convertible Security, the Rule 15 Consideration shall be the Consideration less the exercise or option price payable by or on behalf of the holder for the purpose of exercising or converting such Target Convertible Security.

(c)	Zoetis may cause Target, after the Effective Date, to deliver the Rule 15 Consideration to the applicable former holder of Target Convertible Securities via Target’s payroll system where doing so is necessary to ensure the payment of all taxes, levies and/or withholding as are required to be made by Law;

(d)	Subject only to the payment of the Rule 15 Consideration, neither Zoetis nor any of its Affiliates shall be required:

(i)	to replace, assume or adopt any Target Plan;

(ii)	to replace, assume or adopt any Target Convertible Securities, whether vested or unvested, in connection with the Transactions.

(e)	Prior to the Effective Time, Target shall take all necessary actions, including obtaining appropriate resolutions of the Target Board (or applicable committee thereof), providing all notices, obtaining any necessary consents (except as to the Warrants), and taking all other actions necessary or desirable to effect the termination of the Target Plans and all Target Convertible Securities (except as to the Warrants) outstanding thereunder and to provide for and give effect to the provisions of Clause 4, which notices, resolutions, consents and other written materials shall be subject to the review and approval of Zoetis, who shall be provided a reasonable opportunity for such review and approval, which shall not be unreasonably withheld, conditioned or delayed.

4.2	Amendments to Rule 15 Proposals

Neither Party shall amend the Rule 15 Proposals without the consent of the other Party (such consent not to be unreasonably withheld, conditioned or delayed).

4.3	Amendment of Articles

Target shall procure that a resolution is put to the Target Shareholders at the EGM proposing that the Articles of Association be amended so that any Target Shares allotted and issued following the EGM will either be subject to the terms of the Scheme or will be acquired by Zoetis Bidco for the same consideration per Target Share as shall be payable to Target Shareholders by Zoetis Bidco under the Scheme on the basis that such consideration shall become payable in respect of each Target Share within fourteen calendar days following the allotment of such Target Shares. Target shall not allot and issue any Target Shares between the voting record time for the EGM and the EGM or, other than pursuant to options or other awards that are fully exercisable under the terms of the Target Plans or the Warrants, between the Court Hearing Record Time and the Effective Time.

5.	Target and Zoetis Conduct

5.1	Conduct of Business by Target

(a)	At all times from the execution of this Agreement until the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Clause 9, except as may be required by Law, or as required or expressly permitted by this Agreement, or with the prior written consent of Zoetis, Target shall, and shall cause each of its Subsidiaries to, conduct its business in the ordinary course of business consistent with past practice in all material respects.

(b)	Target covenants with Zoetis in the manner set forth in Schedule 1.

5.2	Non-Solicitation

(a)	Subject to any actions which Target is required to take so as to comply with the requirements of the Takeover Rules, Target agrees that neither it nor any member of the Target Group shall, and that it shall use all reasonable endeavours to cause its and their respective Representatives and any Concert Party of Target not to, directly or indirectly:

(i)	solicit, initiate, facilitate or encourage any enquiry with respect to, or the making or submission of, any Target Alternative Proposal or any proposal which would reasonably be expected to lead to a Target Alternative Proposal;

(ii)	participate in any discussions or negotiations regarding a Target Alternative Proposal with, or, save as required by Law, furnish any non-public information regarding Target to, any person that has made or, to the Knowledge of Target, is considering making a Target Alternative Proposal, except to notify such person as to the existence of this Section 5.2; or

(iii)	expressly waive, terminate, amend or modify any provision of any “standstill” or similar obligation of any person with respect to any member of the Target Group; provided that Target shall not be (i) prohibited from permitting any person to make a Target Alternative Proposal privately to the Target Board or (ii) required to take, or be prohibited from taking, any action otherwise prohibited or required by this sub-Clause (iii) if the Target Board determines, in good faith (after consultation with its outside legal counsel), that failure to take such action or permit such inaction would be inconsistent with the directors’ fiduciary duties under applicable Law.

Target shall, and shall cause its Subsidiaries and its and their respective Representatives and shall use all reasonable endeavours to cause its and their Concert Parties to, immediately cease and cause to be terminated all existing discussions or negotiations with any person conducted heretofore with respect to any Target Alternative Proposal, or any enquiry or proposal that may reasonably be expected to lead to a Target Alternative Proposal, request the prompt return or destruction of all confidential information previously furnished in connection therewith and immediately terminate all physical and electronic data room access previously granted to any such person or its Representatives. Target shall be responsible for any act done by one of its Concert Parties which, if done by Target, would constitute a breach of the foregoing provisions of this Clause 5.2(a).

(b)	Notwithstanding the limitations set forth in Clause 5.2(a), if Target receives a written Target Alternative Proposal which did not or does not result from a knowing or intentional breach of Clause 5.2(a), Target may take any or all of the following actions:

(i)	contact the person who makes such Target Alternative Proposal to understand the terms and conditions thereof;

(ii)	furnish non-public information to the third party (and any persons Acting in Concert with such third party and to their respective potential financing sources and Representatives) making such Target Alternative Proposal (provided that all such information has previously been provided to Zoetis or is provided to Zoetis concurrently with the time it is provided to such person(s)), if, and only if, prior to so furnishing such information, Target receives from the third party an executed confidentiality agreement, or as of the date hereof such third party is party to such a confidentiality agreement, containing terms no less restrictive on such third party than the terms in the Zoetis Confidentiality Agreement are restrictive on Zoetis; provided, however, that if such confidentiality agreement is executed after the date hereof, such confidentiality agreement shall permit Target to disclose all information contemplated by Clause 5.2(c) to Zoetis); and

(iii)	engage in discussions or negotiations with the third party (and such other persons) with respect to such Target Alternative Proposal;

provided that Target shall not be permitted to take the action set forth in sub-clauses 5.2(b)(ii) or 5.2(b)(iii) unless the Target Board has determined in good faith (after consultation with Target’s financial advisers and outside legal counsel) that such Target Alternative Proposal is, or would reasonably be expected to lead to, a Target Superior Proposal.

(c)	Target shall promptly (and in any event within 24 hours of receipt of any Target Alternative Proposal) notify Zoetis of the receipt of any Target Alternative Proposal and shall indicate the material terms and conditions of such Target Alternative Proposal and the identity of the person making any such Target Alternative Proposal, and thereafter shall promptly keep Zoetis reasonably informed of any material change to the terms of any such Target Alternative Proposal. Target shall provide to Zoetis as soon as reasonably practicable after receipt or delivery thereof (and in any event within 24 hours of receipt or delivery) copies of all written correspondence and other written material exchanged between any member of the Target Group (or any of their respective Representatives) and the person making a Target Alternative Proposal (or such person’s Representatives) that describes the material terms or conditions of such Target Alternative Proposal, including draft agreements, indications of interest or term sheets submitted by either party in connection therewith. Target shall not, and shall cause its Subsidiaries not to, enter into any confidentiality agreement with any person following the date hereof that prohibits Target from providing such information to Zoetis.

(d)	Except as set forth in Clause 5.2(e), neither the Target Board nor any committee thereof shall:

(i)	withdraw (or modify in any manner adverse to Zoetis), or propose publicly to withdraw (or modify in any manner adverse to Zoetis), the Scheme Recommendation;

(ii)	approve, recommend or declare advisable, or propose publicly to approve, recommend or declare advisable, any Target Alternative Proposal (any of the foregoing actions in this Clause 5.2(d) being a “Target Change of Recommendation”) (it being agreed that the provision by Target to Zoetis of notice or information in connection with a Target Alternative Proposal or Target Superior Proposal as required or expressly permitted by this Agreement shall not, in and of itself, constitute a Target Change of Recommendation); or

(iii)	cause or allow any member of the Target Group to execute or enter into, any expenses reimbursement or break fee payment agreement, letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, transaction agreement, implementation agreement, option agreement, joint venture agreement, alliance agreement, partnership agreement or other agreement constituting or with respect to, or that would reasonably be expected to lead to, any Target Alternative Proposal, or requiring, or reasonably expected to cause, Target to abandon, terminate, delay or fail to consummate the Acquisition other than as contemplated by Clause 9.1(a)(ix) and other than a confidentiality agreement referred to in Clause 5.2(b).

(e)	Nothing in this Agreement shall prohibit or restrict the Target Board from making a Target Change of Recommendation if the Target Board has given not less than 48 hours’ notice to Zoetis of the holding of a meeting of the Target Board (or a committee thereof) at which a Target Change of Recommendation is to be considered and has concluded, in good faith (after consultation with Target’s outside legal counsel and financial advisers) that:

(i)	the relevant Target Alternative Proposal constitutes a Target Superior Proposal; and

(ii)	that the failure to make a Target Change of Recommendation would be inconsistent with the directors’ fiduciary duties under applicable Law,

provided that (x) promptly (and in any event within 48 hours) following the Target Board’s determination (after consultation with Target’s outside legal counsel and financial advisers) that the relevant Target Alternative Proposal constitutes a Target Superior Proposal, Target has provided a written notice to Zoetis (a “Superior Proposal Notice”) advising Zoetis that Target has received a Target Alternative Proposal and specifying the material terms of such Target Alternative Proposal, the identity of the person making such Target Alternative Proposal and such other information with respect thereto required by Clause 5.2(c) and including written notice of the determination of the Target Board that such Target Alternative Proposal constitutes a Target Superior Proposal, (y) Target has provided Zoetis with an opportunity, for a period of five Business Days following the time of delivery to Zoetis of the Superior Proposal Notice (as it may be extended pursuant to the last sentence of this Clause 5.2(e), the “Notice Period”), to discuss in good faith the terms and conditions of this Agreement and the Transactions, including an increase in, or modification of, the Consideration, and such other terms and conditions such that the relevant Target Alternative Proposal no longer constitutes a Target Superior Proposal, and (z) following the expiration of such Notice Period, the Target Board has determined in good faith (after consultation with Target’s outside legal counsel and financial advisers) that the relevant Target Alternative Proposal continues to constitute a Target Superior Proposal taking into account all changes proposed in writing by Zoetis during the Notice Period and has provided to Zoetis a further written notice to such effect (a “Final Recommendation Change Notice”). If, during the Notice Period any material revision is made to the financial terms or other material terms and conditions of the relevant Target Alternative Proposal in writing, Target shall, promptly following each such revision, deliver a new Superior Proposal Notice to Zoetis and comply with the requirements of this Clause 5.2(e) with respect to such new Superior Proposal Notice, except that the Notice Period shall be the greater of two Business Days and the amount of time remaining in the initial Notice Period.

(f)	Nothing contained in this Agreement shall prohibit or restrict Target or the Target Board from (a) making any disclosure to the Target Shareholders required by Law (after consultation with Target’s outside legal counsel) provided such disclosure does not constitute a Target Change of Recommendation or (b) taking and disclosing to the Target Shareholders a position contemplated by Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act (or any similar communication to shareholders); provided, however, that in no event shall this Clause 5.2(f) affect the obligations of Target set forth in Clauses 5.2(a) through 5.2(e), inclusive; provided, further, that any such disclosure pursuant to sub-clause (b) above shall constitute a Target Change of Recommendation unless such disclosure (i) expressly states that the Scheme Recommendation has not changed, (ii) expressly states that the Target Board rejects the applicable Target Alternative Proposal or (iii) is a “stop, look and listen” communication contemplated by Rule 14d-9(f) promulgated under the Exchange Act.

6.	Warranties

6.1	Target Warranties

Except (i) as fairly and accurately disclosed in Part A of the Target Disclosure Letter, which identifies items of disclosure by reference to a particular Clause or sub-clause of this Agreement, as applicable, or any other part of Part A of the Target Disclosure Letter where it is reasonably apparent on its face based on the substance of such disclosure or the context in which such disclosure is made that such disclosure shall be deemed to be disclosed with respect to any other Clause or sub-clause of this Agreement, and (ii) as disclosed in Target’s Annual Report on Form 10-K for the fiscal year ended on June 30, 2016 filed with the SEC, Target’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2016 filed with the SEC, or disclosed in a Target Current Report on Form 8-K filed with or furnished to the SEC (in each case, excluding any disclosures in any “risk factors” section, any disclosures in any “forward-looking statements” section and any other disclosures included therein to the extent they are predictive or forward-looking in nature), Target represents and warrants to Zoetis Group as of the date hereof as follows:

(a)	Organisation; Organisational Documents. Each of Target and each of its Subsidiaries is a legal entity duly organised, validly existing and, where relevant, in good standing under the Laws of its respective jurisdiction of organisation and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification. Target has delivered to Zoetis, prior to the date hereof, true and correct copies of the Organisational Documents of Target and each of its Subsidiaries, including the Articles of Association as amended to the date hereof. The Articles of Association are in full force and effect and Target is not in violation of any of the provisions of the Articles of Association. No Subsidiary of Target is in violation of any of the provisions of its Organisational Documents in any material respect.

(b)	Subsidiaries. Clause 6.1(b) of Part A of the Target Disclosure Letter contains a true and correct list of all members of the Target Group, their place of organisation, the ownership interest of Target in each such Subsidiary and the ownership interest of any other Person or Persons in each such Subsidiary, including the number and type of ownership interests or other voting interests in such Subsidiary. All the issued and outstanding shares of capital stock of, or other equity interests in, each Subsidiary of Target have been validly issued and are fully paid and non-assessable and are owned, directly or indirectly, by Target free and clear of all Encumbrances, other than Permitted Encumbrances.

(c)	Capitalisation.

(i)	The authorised share capital of Target consists of 100,000,000 Target Shares, 400 Euro Deferred Shares with a nominal value of € 100 each, and 10,000,000 Preferred Shares of $0.01 each. As at April 12, 2017 (the “Capitalisation Date”):

(A)	11,910,615 Target Shares were issued and outstanding;
(B)	400 Euro Deferred Shares (partly paid) with a nominal value of € 100 each in the capital of Target were issued and held by the Persons identified in Clause 6.1(c)(i)(B) of Part A of the Target Disclosure Letter (with the amount of Euro Deferred Shares held by such Person opposite such Person’s name);

(C)	no Target Shares were held in treasury;

(D)	76,595 Target Shares were reserved for issuance pursuant to the Target 2013 Plan, of which number (A) 3,650 Target Shares were subject to outstanding Target RSUs, each with a conversion price equal to $0.125 and (B) 72,945 Target Shares were issuable upon the exercise of outstanding Target Options granted under the Target 2013 Plan, each with an exercise price equal to $0.125;

(E)	1,191,061 Target Shares were reserved for issuance pursuant to the Target 2015 Plan, of which number (i) 650,391 Target Shares were subject to outstanding Target RSUs, each with a conversion price equal to $0.125, and (ii) 420,000 Target Shares were issuable upon the exercise of outstanding Target Options granted under the Target 2015 Plan, including (x) 60,000 Target Shares issuable upon the exercise Target Options each with an exercise price equal to $5.10, and (y) 360,000 Target Shares issuable upon the exercise of outstanding IPO Options each with an exercise price equal to $15.00;

(F)	145,069 Target Shares are subject to outstanding Buyback Options, each with an exercise price equal to $6.35;

(G)	no Target Shares were beneficially owned by any Subsidiary of Target;

(H)	no Target Shares are issuable pursuant to the Target 2012 Plan or the Target 2013 Australian Plan. The Target 2012 Plan and the Target 2013 Australian Plan have been terminated and there are no outstanding Target RSUs, Target Options, restricted share units, warrants, options or other instruments convertible or exercisable for Target Shares under the Target 2012 Plan or the Target 2013 Australian Plan;

(I)	1,766,998 Target Shares were reserved for issuance upon exercise of the Warrants and that the grant date and exercise prices for such Warrants are correct as set out in the definition of Warrants in Clause 1.1; and

(J)	no Preferred Shares were issued and outstanding.

(ii)	Clause 6.1(c)(ii) of Part A of the Target Disclosure Letter sets forth, at the Capitalisation Date:

(A)	the number of Target Shares that were subject to each Target Option outstanding under the Target 2013 Plan and Target 2015 Plan and the exercise price per Target Share of each such Target Option;

(B)	the number of Target Shares that were subject to Target RSUs; and

(C)	the number of Target Shares that were subject to the Warrants and the exercise price per Target Share of each such Warrant.

(iii)	All of the outstanding Target Shares are, and all Target Shares available for issuance as noted above shall be, when issued in accordance with the respective terms thereof, duly authorised, validly issued, fully paid and non-assessable and free of pre-emptive rights.

(iv)	The Target Plans (together with any related forms of agreements, each of which have been previously provided to Zoetis) are the only understandings, arrangements or agreements, under which restricted share units, warrants, options, awards or other instruments convertible or exercisable for Target Shares were issued that are currently issued and outstanding, except for agreements regarding the Warrants. Full details of the exercise price of all such restricted share units, warrants, options, awards or other instruments convertible or exercisable for Target Shares have been disclosed to Zoetis.

(v)	Except as set forth in Clauses 6.1(c)(i) and 6.1(c)(ii), as of the Capitalisation Date: (i) no shares in the share capital of Target or other voting securities of Target were issued, reserved for issuance or outstanding, and (ii) there were no outstanding subscriptions, options, warrants, puts, calls, exchangeable or convertible securities or other similar rights, agreements or commitments relating to the issuance of shares of capital to which any member of the Target Group is a party obligating any member of the Target Group to (A) issue, transfer or sell any shares in the capital or other equity interests of any member of the Target Group or securities convertible into or exchangeable for such shares or equity interests (in each case other than to any member of the Target Group); (B) grant, extend or enter into any such subscription, option, warrant, put, call, exchangeable or convertible securities or other similar right, agreement or commitment; (C) redeem or otherwise acquire any such shares in its capital or other equity interests; or (D) provide a material amount of funds to, or make any material investment (in the form of a loan, capital contribution or otherwise) in, any Subsidiary that is not wholly owned.

(vi)	No member of the Target Group has outstanding bonds, debentures, notes or other similar obligations, the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the Target Shareholders on any matter.

(vii)	There are no voting trusts or other agreements or understandings to which any member of the Target Group is a party with respect to the voting of the shares in the capital or other equity interest of any member of the Target Group.
(viii)	No “fair price,” “moratorium,” “control share acquisition” or other similar anti-takeover statute or regulation or any anti-takeover provision in the Articles of Association is, or at Completion will be, applicable to Target or the Transactions.

(d)	Corporate Authority.

(i)

Target has all requisite corporate power and authority to enter into this Agreement and the Expenses Reimbursement Agreement, subject (in the case of this Agreement) to receipt of the Target Shareholder Approval to consummate the Transactions in accordance with the terms of this Agreement and the Expenses Reimbursement Agreement. The execution and delivery of this Agreement and the Expenses Reimbursement Agreement and the consummation of the Transactions have been duly and validly authorised by the Target Board and, except for (i) the Target Shareholder Approval, (ii) the filing of the required documents and other actions in connection with the Scheme with, and the receipt of the required approval of the Scheme by, the High Court, and (iii) the filing of the Court Order with the Registrar of Companies, no other corporate proceedings on the part of Target are necessary to authorise the consummation of the Transactions. On or prior to the date hereof, the Target Board has determined that the Transactions are fair and reasonable and in the best interests of Target and the Target

Shareholders and has adopted a resolution to make, subject to Clause 5.2 and to the obligations of the Target Board under the Takeover Rules, the Scheme Recommendation. This Agreement has been duly and validly executed and delivered by Target and, assuming this Agreement constitutes the valid and binding agreement of Zoetis, constitutes the valid and binding agreement of Target, enforceable against Target in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting creditors rights generally and by general principles of equity.

(ii)	Other than in connection with or in compliance with (i) the provisions of the Act, (ii) the Takeover Panel Act and the Takeover Rules, (iii) the Securities Act, (iv) the Exchange Act, (v) any applicable requirements of NASDAQ, no Governmental Authorisation is necessary, under applicable Law, for the consummation by Target of the Transactions, except for such Governmental Authorisations, (A) that, if not obtained or made, would not reasonably be expected to materially impede or materially delay Completion, or prevent the consummation of the Acquisition or have a material adverse effect on the Target Group, or (B) as may arise as a result of facts or circumstances solely relating to Zoetis or its Affiliates or Laws or Contracts binding on Zoetis or its Affiliates.

(iii)	Assuming compliance with the Scheme, Chapter 1 of Part 9 of the Act and any directions or orders of the High Court, none of the execution, delivery or performance of this Agreement or the consummation of the Transactions, including the Acquisition, will: (i) contravene, conflict with or result in a violation of any of the provisions of the Articles of Association or other Organisational Documents of any member of the Target Group; (ii) contravene or conflict with, or result in a violation of, any applicable Law or any order, ruling, writ, injunction, judgment, arbitration award or decree to which Target, or any of the material assets owned by any member of the Target Group, is subject; or (iii) result in the creation of an Encumbrance (other than Permitted Encumbrances) on any of the properties or assets of Target or any of its Subsidiaries, except, in the case of each of clauses (ii) and (iii), for any conflicts, violations, breaches, defaults, alterations, terminations, amendments, accelerations, cancellations or liens, or where the failure to obtain any consents, in each case, would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Target Group.

(e)	Investment Company. No member of the Target Group is required to register as an “investment company” within the meaning of the US Investment Company Act of 1940, as amended.

(f)

Legal Compliance. Each member of the Target Group and each of their respective businesses and their respective directors and officers (in their capacities as such) are, and during the last 36 months have been, in compliance in all material respects with all applicable Laws, Industrial Instruments, Contracts, policies and all applicable orders, rulings, decrees, writs, injunctions, assessment, decisions, codes of conduct, judgments or arbitration awards of any court or arbitrator or of any Governmental Body (collectively, “Orders”), including with respect to employment, employment practices, terms and conditions of employment, wages, hours, WARN Act (in the United States) and other comparable applicable non-US Laws, and all applicable Laws and applicable Orders covering discrimination, equal employment opportunity, labour relations, leave of absence, occupational and work health and safety, workers’ compensation, wrongful termination or discharge or violation of the personal rights of employees, privacy, data protection, advertising, consumer protection, anti-corruption (e.g. the UK Bribery Act of 2010 and the US Foreign Corrupt Practices Act of 1977), antitrust, fair competition, securities, corporate, disclosure, reporting, Taxes (provided that, as to Taxes, such Laws shall be limited to those governing the filing of Tax Returns, the payment and collection of Taxes and the determinations of amounts in respect of such filings, payments and collections), the Act, regulatory requirements (including the Federal Food, Drug, and Cosmetic Act (21 U.S.C. §§ 301 et seq.), the Virus-Serum-Toxin Act (21 U.S.C. §§ 151 et.

seq.), the Animal Welfare Act (7 U.S.C. §§ 2131 et seq.) and their implementing regulations, environmental and Intellectual Property. Each member of the Target Group holds all material Governmental Authorisations required to lawfully operate its business as currently conducted, including those required to research, develop, test or manufacture any of the Target Products, to lease and operate the properties and assets of any member of the Target Group, otherwise required to carry on the business of the Target Group as it is now currently being conducted or any third-party services as they are now currently being conducted, or that are otherwise material to the business or third-party services of any member of the Target Group. Assuming compliance with the provisions of this Agreement, none of the execution, delivery or performance of this Agreement or the consummation of the Acquisition will give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate, modify, or otherwise take any action against or with respect to any material Governmental Authorisation that is held by any member of the Target Group, except for the consent of the Australian Government Department of Industry, Innovation and Science and the Irish Department of Jobs, Enterprise and Innovation (through its agency Industrial Development Agency (Ireland)).

(g)	Litigation and Claims. During the prior 36 months, (a) there has been no material investigation or review pending (or, to the Knowledge of Target, threatened) by any Governmental Body with respect to any member of the Target Group or any of their businesses or properties, and (b) there have been no material Actions pending (or, to the Knowledge of Target, threatened) against any member of the Target Group or any of their respective businesses or properties.

(h)	Liabilities. Except (a) as and to the extent disclosed, reflected or reserved against on the Most Recent Balance Sheet (including any notes thereto), (b) for liabilities incurred in the ordinary course of business consistent with past practice since the date of the Most Recent Balance Sheet, (c) as expressly permitted or required by this Agreement or incurred in connection with the preparation and negotiation of this Agreement and/or the Transactions, including Target’s associated strategic process, but in each case not involving any breach of any Contract, and (d) for liabilities which have been discharged or paid in full in the ordinary course of business, no member of the Target Group has any material obligations or material liabilities, whether accrued, contingent or otherwise, that would be required by US GAAP to be reflected on a consolidated balance sheet of Target and its consolidated Subsidiaries (or in the notes thereto).

(i)	Sufficiency. The Target Group owns, licenses or leases all properties, assets and rights used to conduct the business of the Target Group. Such properties, assets and rights are sufficient to conduct the business of Target and its Subsidiaries substantially in the same manner as it is conducted as of the date of this Agreement by Target and its Subsidiaries. The properties, assets and rights owned, licensed and leased by Target and its Subsidiaries are in all material respects adequate for the purposes such properties, assets and rights are currently used or held for use, and are in reasonably good repair and operating condition (subject to normal wear and tear).

(j)	Contracts.

(i)

Clause 6.1(j)(i) of Part A of the Target Disclosure Letter contains a list of all Contracts in effect as of the date hereof (as amended or supplemented) to which any member of the Target Group is a party, or by which any property or asset of any member of the Target Group is bound (each a “Material Contract”) that (i) provides by its terms for payments in excess of $200,000 per annum or receipts in excess of $400,000 per annum; (ii) is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC); (iii) imposes on any member of the Target Group any material restriction or prohibition with respect to: (A) competing with any other Person;

(B) acquiring any product or other asset or any services from any other Person; (C) developing, selling, supplying, distributing, offering, supporting or servicing any product or any other asset; (D) performing services for or investing in any other Person; or (E) other than as required by applicable Law, engaging in any business anywhere in the world; (iv) grants a right of first refusal, first offer or similar right with respect to a material asset or material portion of Target’s business; (v) provides for any joint venture, off-balance sheet partnership or any similar arrangement (including any Contract relating to any transaction or relationship between or among any member of the Target Group, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand, or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K)), where the result, purpose or effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, any member of the Target Group in Target’s published financial statements or any Target SEC Documents; (vi) except for this Agreement and the agreements contemplated hereby, imposes or, to the Knowledge of Target, purports on its face to impose any material obligation on Zoetis or any of its Subsidiaries (other than, after Completion, any member of the Target Group); (vii) is an employment or consulting Contract with any (A) current or former Executive Officer, (B) member of the Target Board, or (C) employee of any member of the Target Group providing for an annual base salary in excess of $200,000, (viii) provides for indemnification or any guaranty by any member of the Target Group or for any increase or supplement to any remuneration, compensation or benefit of an employee or consultant that is material to Target or any of its Subsidiaries; (ix) is an employee collective bargaining agreement or other Contract with any labour union; (x) is a mortgage, indenture, guarantee, loan or credit agreement, security agreement or other Contract, in each case relating to indebtedness for borrowed money, whether as borrower or lender, in each case in excess of $200,000; (xi) relates to the sale, disposition or acquisition, directly or indirectly, by any member of the Target Group after the date of this Agreement of assets with a fair market value in excess of $500,000; or (x) is a licence, covenant or other right or agreement with respect to any third-party Intellectual Property used in, used in the development of or related to any Target Products. Target has made available to Zoetis true and correct copies of all Material Contracts.

(ii)	(A) all the Material Contracts are valid and binding on Target or its applicable Subsidiary, enforceable against it in accordance with its terms, and is in full force and effect, (B) neither Target nor any of its Subsidiaries nor, to the Knowledge of Target, any third party has violated any provision of, or failed to perform any obligation required under the provisions of, any Material Contract, and (C) neither Target nor any of its Subsidiaries nor, to the Knowledge of Target, any third party is in breach, or has received written notice of breach, of any Material Contract.

(iii)	None of the execution, delivery or performance of this Agreement or the consummation of the Acquisition will contravene or conflict with in any material respect, or result in a material violation or breach of, or result in a default under, any Material Contract, or give any Person the right (with or without notice or lapse of time) to: (i) declare a default or exercise any material remedy under any Material Contract; (ii) accelerate the maturity or performance of any Material Contract; or (iii) cancel, terminate or modify in any material respect any Material Contract.

(k)	Financial Controls and Statements; SEC Documents.

(i)	Target has filed or furnished all reports, schedules, forms, statements, registration statements, prospectuses and other documents (including exhibits and other information incorporated therein) required to be filed or furnished by Target with the SEC under the Securities Act or the Exchange Act since January 1, 2015, except as may not reasonably be expected to result in a material adverse effect on Target. No Subsidiary of Target is, or has at any time since January 1, 2015, been, subject to the periodic reporting requirements of the Exchange Act or is or has been otherwise required to file any form, report, statement, schedule, certificate or other document with the SEC.

(ii)	Target maintains a system of “internal control over financial reporting” (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) reasonably designed to provide reasonable assurance that: (i) transactions are recorded as necessary to permit preparation of financial statements in conformity with US GAAP; (ii) receipts and expenditures are executed only in accordance with the authorisation of management and the directors of Target; and (iii) any unauthorised acquisition, use, or disposition of the Target Group’s assets that could have a material effect on Target’s financial statements would be detected or prevented in a reasonably timely manner. Target maintains, with respect to the Target Group, a system of “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) designed to ensure that all material information concerning the Target Group is made known on a reasonably timely basis to the individuals responsible for the preparation of the Target SEC Documents and other required public disclosure documents, and otherwise to ensure that information required to be disclosed by Target in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarised and reported within the time periods specified in the SEC’s rules, to allow timely decisions regarding required disclosure and to make the required certifications in connection therein.

(iii)	Target has disclosed to Target’s outside auditors and the audit committee of Target (and made copies of such disclosures available to Zoetis): (i) all “significant deficiencies” and “material weaknesses” in the design or operation of internal controls over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) of which Target has Knowledge and that are reasonably likely to adversely affect in any material respect Target’s ability to record, process, summarise and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in Target’s internal controls over financial reporting. Target has not received from its independent accountants any notification of any: (A) “significant deficiency” in the internal controls over financial reporting; (B) “material weakness” in the internal controls over financial reporting; or (C) fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls over financial reporting. For purposes of this Agreement, the terms “significant deficiency” and “material weakness” shall have the meanings assigned to them by the Public Company Accounting Oversight Board in Auditing Standard No. 5.

(iv)

The financial statements (including any related notes) contained in the Target SEC Documents, other than the financial information furnished as part of Target’s periodic earnings releases, (A) were prepared in accordance with US GAAP applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by the SEC, and except that the unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments that are not expected to be, individually or in the aggregate, material in amount); and (B) fairly present in all material respects the consolidated financial position of the Target Group as of the respective dates thereof and the consolidated results of operations and cash flows of the Target Group for the periods covered thereby (subject, with respect to unaudited interim statements, to normal and recurring year-end adjustments that are not expected to be, individually or in the aggregate, material in amount).

(v)	As of its respective date, or, if amended prior to the date hereof, as of the date of the last such amendment, each of the Target SEC Documents complied when filed or furnished (or, if applicable, when amended) in all material respects with the requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002 and the related rules and regulations promulgated thereunder or under the Exchange Act (the “Sarbanes-Oxley Act”), in each case to the extent applicable to such Target SEC Documents, and none of the Target SEC Documents when filed or furnished (or in the case of a registration statement under the Securities Act, at the time it was declared effective) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(l)	Tax Matters. Each of the Tax Returns required to be filed by or on behalf of Target and each member of the Target Group: (i) has, in the case of any Tax Return for material Taxes, been timely filed (after giving effect to any valid extensions of time in which to make such filing); and (ii) is accurate and complete in all material respects. Target has made available to Zoetis: (A) accurate and complete copies of all Tax Returns of Target and each member of the Target Group relating to Taxable periods ended on or after December 31, 2012 that are listed in Clause 6.1(l) of Part A of the Target Disclosure Letter; and (B) any audit report issued by a Governmental Body within the last three years relating to any Taxes due from or with respect to Target and each member of the Target Group. Target and each member of the Target Group have, within the time and manner prescribed by applicable Law, paid all Taxes required to be paid by any of them, including any Taxes required to be withheld from amounts owing to any employee, creditor, or third party (in each case, whether or not shown on any Tax Return), except with respect to matters being contested in good faith through appropriate proceedings or for which adequate reserves have been established in accordance with US GAAP. All Taxes due and payable by Target and each member of the Target Group have been adequately provided for, in accordance with US GAAP, in the financial statements of Target and each member of the Target Group for all periods ending on or before the date of such financial statements. During the last three years, no claim has been made in writing by a Tax Authority in a jurisdiction where any of Target or any member of the Target Group does not file Tax Returns that such Person is or may be subject to taxation by that jurisdiction There are no Encumbrances for Taxes (other than Permitted Encumbrances). There are no unsatisfied liabilities for Taxes with respect to any notice of deficiency or similar document received by Target or any member of the Target Group with respect to any Tax.

(m)	Intellectual Property.

(i)	Clause 6.1(m)(i) of Part A of the Target Disclosure Letter contains an accurate and complete list of (a) all registered Intellectual Property, (b) all unregistered Intellectual Property, and (c) all unregistered Intellectual Property for which an application is currently pending, in each case, that is owned singularly or jointly with a third party, purported to be owned singularly or jointly with a third party, licensed to, licensed from, owned by, or otherwise authorised for use, or held for use by Target, and is specified as such in Part A of the Target Disclosure Letter, by Target (collectively “Target Intellectual Property”). The Target Disclosure Letter identifies the Target Intellectual Property by title, by owners (for third-party Intellectual Property), by type, by country, by application filing number (if applicable) and if registered, by any registration number, and includes any additional information needed to identify any listed unregistered Intellectual Property.

(ii)	Target exclusively owns and exclusively possesses all right, title and interest in and to the Target Intellectual Property, except for the Intellectual Property disclosed in the Target Disclosure Letter as licensed to Target, and such ownership or possession is free and clear of all Encumbrances. The Target Intellectual Property includes all Intellectual Property necessary and sufficient for, or otherwise material to, the current and contemplated conduct of the business of Target. Each registered item of the Target Intellectual Property is valid, subsisting and enforceable, and, except for the Intellectual Property disclosed in the Clause 6.1(m)(i) of Part A of the Target Disclosure Letter as abandoned, each application within the Target Intellectual Property is active and pending. Each item of Target Intellectual Property owned by, purported to be owned by, licensed to or used by Target immediately prior to the Effective Date will be owned or available for use by Target on the same terms and conditions immediately after the Effective Date.

(iii)	Clause 6.1(m)(iii) of Part A of the Target Disclosure Letter contains an accurate and complete list of all Contracts in which Target is granted rights to any third party Intellectual Property (with the exception of commercially available off-the-shelf, shrink wrap or click wrap licences to use Software with a value of less than ($150,000)) or Target grants a third party rights in the Target Intellectual Property (the “IP Agreements”). Target has not (a) transferred ownership of, or entered into any Contract under which it has, or may have, the obligation to transfer any ownership of, or granted any licence to use or distribute (or entered into any Contract under which it has, or may have, the obligation to grant any licence to use or distribute), or authorised the retention of any rights to use or joint ownership of, any Target Intellectual Property, to any other Person, (b) permitted the rights of Target in any such Target Intellectual Property to lapse or enter the public domain, (c) entered into any Contract under which it has granted any covenant not to sue, assert or exploit any such Target Intellectual Property, or (d) entered into any Contract under which it has granted any Person the right to bring a lawsuit for Infringement of any such Target Intellectual Property.

(iv)	Neither the conduct of the business of Target, nor the use or practice of any Target Intellectual Property, or making, using, or selling any Target Products has constituted or does constitute unauthorised use, misappropriation, infringement or other violation of the Moral Rights or Intellectual Property rights of any other Person anywhere in the world (an “Infringement”). To the Knowledge of Target, there are no third party pending patent applications, which, if issued, would reasonably be expected to result in a claim of Infringement. Target has not received any written notice (a) that the conduct of the business of Target, or use or practice of the Target Intellectual Property, or making, using or selling Target Products, constitutes or potentially constitutes an Infringement or (b) of any pending or threatened Action against Target alleging an Infringement.

(v)	There is no Action pending with respect to any item of the Target Intellectual Property challenging its legality, validity, enforceability, scope or ownership, and, to the Knowledge of Target, no circumstances or grounds exist that would give rise to such an Action.

(vi)	To the Knowledge of Target, no Person has used, Infringed, misappropriated, diluted or otherwise violated and no Person is infringing, violating, misusing or misappropriating any Target Intellectual Property.

(vii)

No current or former directors, officers, employees, consultants, contractors, agents or other representatives of Target own or has claimed any rights or interest in (nor to Target’s Knowledge has any of them made application for) any material Target

Intellectual Property. All current directors, officers, employees, consultants, contractors, agents or other representatives of Target whose duties or responsibilities could reasonably be anticipated to result in the creation of Intellectual Property have entered into agreements assigning to Target all rights in any Intellectual Property developed within the scope of such duties and responsibilities. Target has provided Zoetis a schedule that completely and accurately lists any Target Intellectual Property which has not yet been assigned to Target.

(viii)	Target has used commercially reasonable efforts to preserve and protect Target Intellectual Property prior to the Effective Date. Target has used commercially reasonable efforts to preserve the confidentiality of all Trade Secrets, included in the Target Intellectual Property. All maintenance, annuity, registration, renewal and other similar fees, and actions due ninety (90) days after the Effective Date related to the registered Intellectual Property have been paid or actions have been completed.

(ix)	Clause 6.1(m)(ix) of Part A of the Target Disclosure Letter contains a complete and accurate list of Software owned by, licensed to or used by Target, with the exception of commercially available off-the-shelf, shrink wrap or click wrap licences to use Software with a value of less than $150,000. This Software is stored and run on hardware, equipment and networks which are owned by or licensed to Target on reasonable commercial terms and in compliance with all applicable Laws. To Target’s Knowledge, such Software does not contain (a) any undisclosed program routine, device or other feature, including viruses, worms, bugs, time locks, Trojan horses or back doors, in each case that is designed to delete, disable, deactivate, interfere with or otherwise harm such Software or (b) any virus or other intentionally created, undocumented contaminant that may, or may be used to, access, modify, delete, damage or disable any hardware, system or data (collectively “Disabling Code”). Target has taken commercially reasonable steps, including using current industry standard security measures and antivirus tools, to protect against Disabling Code; protect Software, systems and data from misuse, interference and loss, and protect Software, systems and data from unauthorised access, modification or disclosure.

(x)	All Open Source Software used by Target is set forth in Clause 6.1(m)(x) of Part A of the Target Disclosure Letter, is fully segregable and such Open Source Software is independent from Target’s proprietary Software. Target has not used Open Source Software in any manner that (a) requires the disclosure or distribution of any source code of any of Target’s proprietary Software, (b) requires the licensing of any Intellectual Property for the purpose of making derivative works, (c) imposes any restriction on the consideration to be charged for the distribution of any Intellectual Property, (d) creates, or purports to create, obligations on Target with respect to any Intellectual Property or grants, or purports to grant, to any third party any rights or immunities under any Intellectual Property, or (e) imposes any other material limitation, restriction, or condition on the right of Target to use or distribute any Intellectual Property. With respect to any Open Source Software that is or has been used by Target in any way in the operation of the business, Target has been and is in material compliance with all applicable licences with respect thereto.

(xi)

Target has materially complied with all applicable Laws, as well as the Target’s own rules, policies and procedures, relating to the collection, use, storage, disclosure and disposal of personal information (including health information) collected used, or held for use by Target in connection with the business of Target (collectively, the “Data Privacy Rules”). No Action has been (a) asserted or (b) threatened, in each case in writing, alleging a violation of any Data Privacy Rules by Target, and, to Target’s Knowledge the consummation of the Transactions will not breach or otherwise cause any material violation of any Data Privacy Rules by Target. To Target’s Knowledge, Target has not suffered any material data security breach in the twenty-four (24)-month period prior to the date of this Agreement.

(xii)	The consummation of the Transaction will not result in the loss or impairment of, or payment of any additional amounts with respect to, nor require the consent of any other Person in respect of, any Target’s rights or obligations under any licensed Target Intellectual Property, and will not result in invalidity, unenforceability, or impairment of any Contract related to Target Intellectual Property, and will not result in invalidity, unenforceability, or impairment of any Target Intellectual Property.

(xiii)	Target possesses, and Zoetis shall obtain as of Effective Date, documentation relevant to the Trade Secrets that is current, accurate and sufficient in detail and content to identify and explain it and allow its full and proper use without relevance on the special knowledge or memory of others.

(xiv)	Target has not disclosed algorithms used or held for use in connection with research, developments, products and use thereof.

(n)	Benefits.

(i)	Clause 6.1(n)(i) of Part A of the Target Disclosure Letter sets forth a correct and complete list of all material Target Benefit Plans. Target has delivered or made available to Zoetis true, correct and complete copies of the following documents, with respect to each of the Target Benefit Plans, to the extent applicable: (i) all plan documents (or to the extent no plan document exists and is not required by applicable Law, a written summary of the material plan terms); (ii) all filings with a Governmental Body; (iii) trust agreements, other funding arrangements, and the most recent actuarial reports; and (iv) the most recent summary plan descriptions, plan summaries and other written communications provided to plan participants.

(ii)	The Target Group and Paychex have performed in all material respects their respective obligations under the agreement between Nexvet US, Inc. and Paychex dated July 22, 2015 (the “Paychex Agreement”). There are no circumstances pursuant to which any member of the Target Group could have any actual or contingent material liability to (i) Paychex or any of its Affiliates, or (ii) any current or former employee of any member of the Target Group or their dependents or beneficiaries with respect to any Paychex Plan. The Target Group’s participation in each Paychex Plan can be discontinued at any time without material liability to the Target Group.

(iii)	No material suit, actions or other litigation have been brought, nor to the Knowledge of Target, threatened against or otherwise related to any Target Benefit Plan, and to the Knowledge of Target, there are no facts or circumstances that could reasonably to give rise to any such action, suit, or other litigation.

(iv)	Each Target Benefit Plan has been maintained and administered in compliance with all applicable Laws and all applicable plan terms in all material respects. All contributions to Target Benefit Plans that have been required to be made under such Target Benefit Plans have been made, and all benefits accrued under any unfunded Target Benefit Plan have been paid, accrued or otherwise adequately reserved in accordance with US GAAP.

(v)

With respect to each Target Benefit Plan maintained in the United States, (A) each such Target Benefit Plan intended to be “qualified” within the meaning of Section 401(a) of the Code, (I) is so qualified and to the Knowledge of Target there are no existing circumstances or any events that have occurred that would reasonably be expected to adversely affect the qualified status of any such plan and (II) has received a favourable determination letter or opinion letter as to its qualification, which has been provided or made available to Zoetis; and (B) no such Target Benefit Plan is a “multiemployer plan” (as defined in Sections 3(37) and 4001(a)(3) of ERISA). Each Target Benefit Plan that is a “nonqualified deferred compensation plan” (as defined under Section 409A(d)(1) of the Code) has been operated and administered in material compliance with Section 409A of the Code, to the extent applicable. Target has not entered into any agreement or arrangement to, and does not otherwise have any obligation to, indemnify or hold harmless any Person for any liability that results from the failure to comply with the requirements of Section 409A of the Code.

(vi)	No Target Benefit Plan maintained in the United States is a defined benefit pension plan (within the meaning of Section 414(j) of the Code). No entity that would be deemed a single employer with any member of the Target Group under Section 414(b), (c), (m) or (o) of the Code sponsors, maintains or contributes to a defined benefit pension plan. No Target Benefit Plan provides health, accident or death benefit coverage beyond the termination of employment or other service, except as required by law.

(vii)	No Target Benefit Plan maintained outside of the United States is a defined benefit scheme (within the meaning given to that term by Section 2(1) of the Pensions Act 1990 (the “Irish Pensions Act”)) or otherwise in the nature of a defined benefit pension arrangement or unfunded (partially or fully) deferred compensation arrangement and no member of the Target Group sponsors, maintains or contributes to any such scheme or arrangement. Each Target Benefit Plan maintained in Ireland which is a defined contribution scheme (within the meaning given to that term by Section 2(1) of the Irish Pensions Act) is exempt approved by the Irish Revenue Commissioners for the purposes of Section 774 of the Taxes Consolidation Act 1997 and there are no circumstances which might give the Irish Revenue Commissioners reason to withdraw such approval. There are no excluded employees in respect of whom a member of the Target Group is obliged to provide access to a standard personal retirement saving account in accordance with Section 121 of the Irish Pensions Act.

(viii)	Except as expressly provided in this Agreement, neither the execution and delivery of this Agreement nor the consummation of the Transactions (either alone or in conjunction with any other additional or subsequent event) will (A) result in any payment (including severance), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any current, or former employees, officers, consultants, independent contractors or directors of any member of the Target Group or (B) result in the triggering or imposition of any restrictions or limitations on the right of any member of the Target Group to amend or terminate any Target Benefit Plan. Neither the execution and delivery of this Agreement nor the consummation of the Transactions (either alone or in conjunction with any other additional or subsequent event) will result in the payment of any “excess parachute payments” within the meaning of Section 280G(b)(1) of the Code. No individual is entitled to receive any tax gross-up as a result of the imposition of the excise taxes required by Section 4999 of the Code.

(ix)	Each individual who is classified by any member of the Target Group as an independent contractor has been properly classified for all purposes.

(o)

Labour Matters. As of the date hereof, (a) neither Target nor any of its Subsidiaries is a party to any collective bargaining agreement or other agreement with a labour union or like organisation, (b) to the Knowledge of Target, there are no activities or proceedings of any labour organisation to organise any employees of Target or any of its Subsidiaries and no demand for recognition as the exclusive bargaining representative of any employees has been made by or on behalf of any labour or like organisation, (c) there is no pending or, to the Knowledge of Target, threatened labour dispute, strike or work stoppage against Target or any Subsidiary that may interfere with the business activities of the Target Group, (d) there is no unfair labour practice charge against Target or any of its Subsidiaries pending before the National Labor Relations Board or any comparable labour relations authority anywhere in the world that would reasonably be expected to result in any material liability to any member of the Target Group, taken as a whole, (e) there is no pending or, to the Knowledge of Target, threatened grievance, charge, complaint, audit or investigation by or before any Governmental Body with respect to any current or former employees of Target or any of its Subsidiaries, and (f) in respect of current and former employees of the Target Group in Australia, each member of the Target Group has accrued and paid all leave entitlements in accordance with applicable Laws and has made all superannuation contributions required under any Industrial Instrument as well as the minimum level of superannuation contributions to avoid being liable for a charge under applicable Laws up to the date of this Agreement.

(p)	Regulatory Matters.

(i)	No member of the Target Group nor, to the Knowledge of Target, any third-party providing services relating to the Target Products have received any oral or written notice, communication, Form 483 or other inspection report, warning letter, untitled letter or notice of violation, cyber letter, or other notice of enforcement action or other allegation from any Governmental Body or other person or entity, including any review authorities, such as an Institutional Animal Care and Use Committee (“IACUC”), claiming or asserting a violation of any applicable Laws, or, to the Knowledge of Target, policies, guidelines or guidance, issued by a Governmental Body or such review authority applicable to a study concerning a Target Product (“Study”), the Target Products, such third-party’s services, or Target’s operations. No such action against any member of the Target Group and, to the Knowledge of Target, any third-party providing services relating to the Target Products, is pending, threatened, or under investigation. Without limiting the foregoing, neither any member of the Target Group, nor to the Knowledge of Target, any third-party providing services related to the Target Products or Studies, have received, had threatened, had asserted, or have pending any warning letters, untitled letters, cyber letters, notices of violation, regulatory letters, adverse inspectional findings, FDA Forms 483, or other notice of enforcement action, including without limitation, any suspension, consent decree, corporate integrity agreement, monitoring agreement, assurance of voluntary compliance, settlement order, notice of criminal investigation, indictment, sentencing memorandum, plea agreement, court order, target or no-target letter, or other similar agreement or action relating to a Study, any Target Product, such third-party’s services, or the operations of any member of the Target Group.

(ii)

No member of the Target Group nor, to the Knowledge of Target, any Target Group officer, director, employee, agent, or third-party providing services related to the Target Products have been (i) debarred by the FDA pursuant to 21 U.S.C. § 335a or by any other Governmental Body pursuant to a similar provision of applicable Law, including pursuant to 7 C.F.R. Parts 1.1 et seq.; (ii) named, charged, convicted, or found liable in any action or proceeding relating to the regulation of animal health products; or (iii) disqualified or deemed ineligible by the FDA pursuant to 21 C.F.R. Parts 312, 510, 511, 514, 516 or 812, or by any other Governmental Body pursuant to a similar provision of applicable Law. No member of the Target Group nor, to the Knowledge of Target, any Target Group officer, director, employee, agent, or third-party providing services related to the Target Products (i) are subject to any pending proceeding or under investigation related to forgoing, (ii) have been convicted of any crime or engaged in any conduct that may reasonably lead to the forgoing, or (iii) received any notice or other communication from a Governmental Body threatening or pursuing the foregoing.

(iii)	Each Target Product is and has been researched, developed, tested, studied, investigated, manufactured and stored, shipped and labelled, as applicable, in material compliance with all applicable Laws or, to the Knowledge of Target, policies, guidelines or guidance. No members of the Target Group nor, to the Knowledge of the Target Group, any third party providing services relating to the Target Products, is aware of any information which would provide a basis for any voluntary or mandated recall or other corrective action of any Target Product.

(iv)	All material filings, notices, permits, licences and other submissions required to be filed, maintained, or furnished to a Governmental Body related to the research, development, testing, manufacturing, distribution or sale of the Target Products have been so filed, maintained or furnished and were complete and correct in all material respects on the date filed (or were corrected in or supplemented by a subsequent filing).

(v)	Target has provided Zoetis all material Study reports, protocols, notebooks, data and other requested materials and all regulatory communications with and from Governmental Body and review authorities including but not limited to the FDA and IACUC, concerning the Target Product, Target Product Studies and Target Product development (collectively “Study Materials”). The Study Materials provided, when taken collectively, accurately, fairly and completely in all material respects reflect the results from and plans for the Studies and Target Product development. Target has no knowledge of any other undisclosed material Studies, the results of which are inconsistent with, or otherwise call into question, the Study Materials. Except as reflected in the Study Materials, Target is not aware of any facts or circumstances that would reasonably be expected to materially and adversely affect the ability of Target or any of its Subsidiaries to receive or that would otherwise delay the receipt of regulatory approval for the marketing and commercialisation of the Target Products, beyond the risks and uncertainties that are generally present for product candidates subject to approval by a Governmental Body, including the potential for later study results to differ from preliminary or earlier-stage results, and for differing interpretations of data. All Studies concerning the Target Products have and are being conducted in accordance in all material respects with the applicable protocols, all applicable Laws, ethical and veterinary standards, and the Governmental Body and other review authority, including IACUC, requirements. All Government Authorisations required to conduct the Study have been obtained and maintained in good standing for the duration of the Study.

(vi)	No member of the Target Group nor, to Target’s Knowledge, any third-party providing services related to the Products has received any written or other notice or communication from a Governmental Body, including the FDA and United States Department of Agriculture, or any review authority, including an IACUC, or other person or entity responsible for the oversight or conduct of any Study, requiring or threatening the termination, suspension, material modification, restriction, delay, hold of, or otherwise rejecting any Study that was, is planned to be, or is being conducted.

(vii)

Target Group and its Subsidiaries have provided full and complete copies of all information, analysis, data, surveys, interviews, and other research materials commissioned or possessed by the Target Group relating to definition and size of markets for Target Products, customer demographics and preferences, revenue models and projections, competitive products, market trends and projections and all other information related to the introduction, marketing, promotion and sale of Target Products (“Market Research”).

(viii)	No member of the Target Group has, and to Target’s Knowledge, no Target Group officer, director, employee, agent, or third-party providing services related to the Products, has made an untrue statement of a material fact or fraudulent or misleading statement to a Governmental Body, failed to disclose a material fact required to be disclosed to a Governmental Body, or otherwise committed an act, made a statement, or failed to make a statement that would reasonably be expected to provide a basis for the FDA to invoke its policy respecting “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” Final Policy set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto (the “FDA Ethics Policy”). No member of the Target Group nor, to Target’s Knowledge, any Target Group officer, director, employee, agent, or third-party providing services related to the Products is or has been under investigation, had any action pending or threatened relating to the FDA Ethics Policy, or resulting from any other untrue, fraudulent, misleading, or false statement or omission, including data fraud.

(q)	Real Property.

(i)	Clause 6.1(q)(i) of Part A of the Target Disclosure Letter sets forth a correct and complete list of all real property owned by Target or any Subsidiary (such property collectively, the “Owned Real Property”). With respect to the Owned Real Property, either Target or a Subsidiary of Target has good and valid title to such Owned Real Property, free and clear of all Encumbrances, other than Permitted Encumbrances. As of the date hereof, neither Target nor any of its Subsidiaries has received notice of any pending, and to the Knowledge of Target there is no threatened, condemnation proceeding with respect to any Owned Real Property.

(ii)	Clause 6.1(q)(ii) of Part A of the Target Disclosure Letter sets forth a correct and complete list of each material lease, sublease, licence and other agreement under which Target or any of its Subsidiaries uses or occupies or has the right to use or occupy any material real property at which the material operations of Target and its Subsidiaries are conducted (such property collectively, the “Leased Real Property”). Each material lease, sublease, licence and other agreement with respect to such Leased Real Property is valid, binding and in full force and effect and no uncured default of a material nature on the part of Target or, if applicable, its Subsidiaries or, to the Knowledge of Target, the landlord thereunder exists with respect to any Leased Real Property. Target and each of its Subsidiaries has a good and valid leasehold interest, subject to the terms of any lease, sublease or other agreement applicable thereto, in each parcel of Leased Real Property, free and clear of all Encumbrances, except for Permitted Encumbrances. As of the date hereof, neither Target nor any of its Subsidiaries has received notice of any pending, and, to the Knowledge of Target, there is no threatened, condemnation proceeding with respect to any Leased Real Property.

(r)	Product Distribution. No Person has entered into any Contract with any member of the Target Group to distribute any Target Products or has any right or option to distribute any Target Products.

(s)	Related Party Transactions. As of the date of this Agreement, there are no Contracts between Target or any of its Subsidiaries, on the one hand, and any Affiliate of Target (other than a Subsidiary of Target), on the other hand, that would be required to be disclosed under Item 404 of Regulation S-K of the Exchange Act.

(t)	Insurance. All current, material insurance policies and Contracts (or replacements thereof) of Target and its Subsidiaries are in full force and effect and are valid and enforceable and cover against the risks as are customary in all material respects for companies of similar size in the same or similar lines of business and all premiums due thereunder have been paid. Neither Target nor any of its Subsidiaries has received notice of cancellation or termination with respect to any material third party insurance policies or Contracts (other than in connection with normal renewals of any such insurance policies or Contracts).

(u)	Opinion of Financial Adviser. The Target Board has received the opinion of Evercore Group L.L.C., dated the date of this Agreement, to the effect that, as of such date and based upon and subject to the assumptions and limitations set forth in the opinion, the Consideration is fair to the Target Shareholders from a financial point of view.

(v)	Finders or Brokers. Except for Evercore Group L.L.C. and Cowen and Company, LLC, neither Target nor any of its Subsidiaries has employed any investment banker, broker or finder in connection with the Transactions who might be entitled to any fee or any commission in connection with or upon consummation of the Acquisition.

(w)	Information Provided. The information relating to the members of the Target Group to be contained in the Scheme Document, the Proxy Statement and, if applicable, the Takeover Offer Documents (including in each case any amendments or supplements thereto) and any other documents filed with the High Court or pursuant to the Takeover Rules, in connection with this Agreement, will not, on the date the Scheme Document, the Proxy Statement, or the Takeover Offer Documents, as applicable, is first posted or disseminated to Target Shareholders and at the time of the Scheme Meeting and the EGM, contain any untrue statement of any material fact, or omit to state any material fact necessary in order to make the statements therein not false or misleading at the time and in light of the circumstances under which such statement is made. The Proxy Statement will comply in all material respects as to form with the requirements of the Exchange Act and with relevant regulations promulgated thereunder.

(x)	No Other Representations. Except for the representations and warranties contained in this Clause 6.1 or in any certificates delivered by Target in connection with the Completion, Zoetis acknowledges that neither Target nor any Representative of Target makes any other express or implied representation or warranty with respect to Target or any of its Subsidiaries or with respect to any other information provided or made available to Zoetis in connection with the Transactions, including any information, documents, projections, forecasts or other material made available to Zoetis or to Zoetis’ Representatives in certain “data rooms” or management presentations in expectation of the Transactions.

6.2	Zoetis Warranties

Except as disclosed in the forms, documents and reports (including exhibits and other information incorporated therein) filed or furnished by Zoetis with the SEC since January 1, 2017 and publicly available prior to the date hereof (but excluding any disclosures in any “risk factors” section, any disclosures in any “forward-looking statements” section and any other disclosures included therein to the extent they are predictive or forward-looking in nature), Zoetis and Zoetis Bidco represent and warrant to Target as of the date hereof as follows:

(a)	Qualification, Organisation, etc. Each of Zoetis and Zoetis Bidco are legal entities duly organised, validly existing and in good standing under the Laws of their jurisdictions of organisation and have all requisite corporate or similar power and authority to own, lease and operate their properties and assets and to carry on their business as presently conducted and are qualified to do business and are in good standing as a foreign corporations in each jurisdiction where the ownership, leasing or operation of their assets or properties or conduct of their business requires such qualification.

(b)	Corporate Authority Relevant to this Agreement; No Violation.

(i)	Each of Zoetis and Zoetis Bidco have all requisite corporate power and authority to enter into this Agreement and the Expenses Reimbursement Agreement and to consummate the Transactions in accordance with the terms of this Agreement and the Expenses Reimbursement Agreement. The execution and delivery of this Agreement and the Expenses Reimbursement Agreement and the consummation of the Transactions have been duly and validly authorised by the Zoetis Board and the board of directors of Zoetis Bidco and, except for the filing of the required documents in connection with the Scheme with, and the receipt of the required approval of the Scheme by, the High Court, no other corporate proceedings on the part of Zoetis or Zoetis Bidco are necessary to authorise the consummation of the Transactions. This Agreement has been duly and validly executed and delivered by Zoetis and Zoetis Bidco and, assuming this Agreement constitutes the valid and binding agreement of Target, constitutes the valid and binding agreement of Zoetis and Zoetis Bidco, enforceable against Zoetis and Zoetis Bidco in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting creditors rights generally and by general principles of equity.

(ii)	Other than in connection with or in compliance with (i) the provisions of the Act, (ii) the Takeover Panel Act and the Takeover Rules, (iii) the Securities Act, (iv) the Exchange Act, and (v) any applicable requirements of the NYSE, no authorisation, consent or approval of, or filing with, any Governmental Body is necessary, under applicable Law, for the consummation by Zoetis and Zoetis Bidco of the Transactions, except for such authorisations, consents, approvals or filings (A) that, if not obtained or made, would not reasonably be expected to materially impede or prevent the consummation of the Acquisition or have a material adverse effect on Zoetis or Zoetis Bidco, or (B) as may arise as a result of facts or circumstances solely relating to Target or its Affiliates or Laws or Contracts binding on Target or its Affiliates.

(iii)	Assuming compliance with the Scheme, Chapter 1 of Part 9 of the Act and any directions or orders of the High Court, none of the execution, delivery or performance of this Agreement or the consummation of the Transactions, including the Acquisition, will: (i) contravene, conflict with or result in a violation of any of the provisions of the Zoetis or Zoetis Bidco’s articles of association or other Organisational Documents; (ii) contravene or conflict with, or result in a violation of, any applicable Law or any order, ruling, writ, injunction, judgment, arbitration award or decree to which Zoetis or Zoetis Bidco, or any of their material assets are subject; (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation, or require any Clearances under, any material Contract to which Zoetis or any of its Subsidiaries is a party or otherwise bound as of the date hereof; or (iv) result in the creation of an Encumbrance (other than Permitted Encumbrances) on any of the properties or assets of Zoetis or any of its Subsidiaries, except, in the case of each of clauses (ii), (iii) and (iv), for any conflicts, violations, breaches, defaults, alterations, terminations, amendments, accelerations, cancellations or liens, or where the failure to obtain any consents, in each case, would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Zoetis.

(iv)	No approval of the stockholders of Zoetis or Zoetis Bidco is required to consummate the Transactions.

(c)	Financial Capability. Zoetis and/or Zoetis Bidco have or will have at the Completion and prior to the Effective Time, sufficient funds to pay the aggregate Consideration contemplated by this Agreement and to perform the other obligations of Zoetis and Zoetis Bidco contemplated by this Agreement.

(d)	Legal Proceedings. As of the date hereof, there is no pending or, to the Knowledge of Zoetis and Zoetis Bidco, threatened, legal action against Zoetis or any of its Subsidiaries, nor is there any injunction, order, judgment, ruling or decree imposed upon Zoetis or any of its Subsidiaries, in each case, by or before any Governmental Entity, that would, individually or in the aggregate, reasonably be expected to have a material adverse effect on Zoetis’ or Zoetis Bidco’s ability to consummate the Transactions.

(e)	Information Provided. The information relating to Zoetis and its Subsidiaries to be contained in the Scheme Document, the Proxy Statement and, if applicable, the Takeover Offer Documents (including in each case any amendments or supplements thereto) and any other documents filed with the High Court, the SEC or pursuant to the Takeover Rules, in connection with this Agreement to the extent provided by Zoetis in writing and reproduced therein, will not, on the date the Scheme Document, the Proxy Statement, the Takeover Offer Documents or such other documents, as applicable, are first posted or disseminated to Target Shareholders, contain any untrue statement of any material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not false or misleading at the time and in light of the circumstances under which such statement is made.
(f)	Ownership of Target Ordinary Share Capital. Neither Zoetis, Zoetis Bidco nor any of their Affiliates beneficially owns (as defined in Rule 13d-3 of the Exchange Act) any shares of Target’s ordinary share capital.

(g)	Acting in Concert. As of the date hereof, none of Zoetis, Zoetis Bidco or any of their respective controlled Concert Parties has any interest in any Target Shares. In entering into this Agreement, Zoetis and Zoetis Bidco are each acting as principal only and not Acting in Concert with any other person (other than their Representatives) for the purposes of acquiring control of Target or any of its material assets.

(h)	Finders or Brokers. Other than Goldman, Sachs & Co., neither Zoetis nor any of its Subsidiaries has employed any investment banker, broker or finder in connection with the Transactions who might be entitled to any fee or any commission in connection with or upon consummation of the Acquisition.

7.	Additional Agreements

7.1	Consents and Regulatory Approvals

(a)	The terms of the Acquisition at the date of publication of the Scheme Document shall be set out in the Rule 2.5 Announcement and the Scheme Document, to the extent required by applicable Law.

(b)	Subject to the terms and conditions hereof, the Parties shall use all reasonable endeavours to achieve satisfaction of the Conditions as promptly as is reasonably practicable following the publication of the Scheme Document and in any event no later than the End Date.

(c)	Subject to the terms and conditions hereof, Target and Zoetis shall, and Zoetis shall cause Zoetis Bidco to, use all reasonable endeavours to:

(i)	take, or cause to be taken, all actions, and do, or cause to be done, and to assist and cooperate with the other Party in doing, all things necessary, proper or advisable to consummate and make effective the Transactions as promptly as is practicable;

(ii)	as promptly as is reasonably practicable, obtain from, make with or provide to any Governmental Body any Clearances required to be obtained, made or provided by Target or Zoetis or any of their respective Subsidiaries in connection with the consummation of the Transactions;

(iii)	to the extent that any Clearance required to be made under an applicable Law or by a Governmental Body is not required until after the consummation of the Transaction, Target shall, in advance of such consummation, provide Zoetis with all information and assistance as may reasonably be requested by Zoetis to enable Zoetis to obtain any such Clearance;

(iv)	as promptly as is reasonably practicable, make all filings, and thereafter make any other required or appropriate submissions, that are required or reasonably necessary to consummate the Transactions, including:

(A)	under any foreign investment Laws;
(B)	under the Takeover Rules and the Act;

(C)	under the Exchange Act or the Securities Act; or

(D)	as required by the High Court; and

(v)	as promptly as is reasonably practicable, take reasonable actions to obtain from, make with or provide to any third party any Clearances required to be obtained, made or provided by Target or Zoetis or any of their respective Subsidiaries in connection with the consummation of the Transactions; provided, however, that notwithstanding anything in this Agreement to the contrary, in no event shall Target or Zoetis or any of their respective Subsidiaries be required to pay, prior to the Effective Time, any fee, penalty or other consideration to any third party (other than a Governmental Body) for any Clearance required in connection with the consummation of the Transactions under any Contract.

7.2	Directors’ and Officers’ Indemnification and Insurance

(a)	Zoetis agrees that all rights to exculpation, indemnification or advancement of expenses arising from, relating to, or otherwise in respect of, acts or omissions occurring at or prior to the Effective Time now existing in favour of the current or former directors or officers of Target or its Subsidiaries (the “Indemnified Parties”) as provided in their respective Organisational Documents or any indemnification or similar agreements shall survive the Acquisition and shall continue in full force and effect in accordance with their terms. For a period of no less than six (6) years from the Effective Time, Zoetis shall cause Target to maintain in effect the exculpation, indemnification and advancement of expenses provisions of Target’s and its Subsidiaries’ Organisational Documents or any indemnification or similar agreements, in the form that is in effect as of the date of this Agreement, and shall not, and shall cause Target not to, amend, repeal or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any individuals who immediately before the Effective Time were current or former directors, officers or employees of Target; provided, however, that all rights to exculpation, indemnification and advancement of expenses in respect of any Action pending or asserted or any claim made within such period shall continue until the final disposition of such Action. Target has not entered into any indemnification or similar arrangements in favour of the Indemnified Parties within the 30 days preceding the date of this Agreement.

(b)	During the period commencing at the Effective Time and ending on the sixth (6th) anniversary of the Effective Time, to the maximum extent permitted by law, Zoetis shall, and shall cause

Target to, indemnify and hold harmless, and advance expenses to, the Indemnified Parties against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities in connection with any actual or threatened Action arising out of, relating to or in connection with (i) the fact that such Indemnified Party is or was a director or officer of Target or any of its Subsidiaries, (ii) any acts or omissions occurring or alleged to occur prior to or at the Effective Time in such Indemnified Party’s capacity as a director, officer, employee or agent of Target or any of its Subsidiaries, or (iii) the Acquisition, this Agreement or the transactions contemplated hereby; provided, however, that if, at any time prior to the sixth (6th) anniversary of the Effective Time, any such Indemnified Party delivers to Zoetis or Target a written notice asserting a claim for indemnification or advancement under this Clause 7.2(b) then the claim asserted in such notice shall survive the sixth (6th) anniversary of the Effective Time until such time as such claim is fully and finally resolved.

(c)	Prior to the Effective Time, Target shall obtain and fully pay for “tail” insurance policies with a claims period of no more than six (6) years from and after the Effective Time from an insurance carrier with the same or better credit rating as Target’s current insurance carrier with respect to directors’ and officers’ liability insurance and fiduciary liability insurance with benefits and levels of coverage not materially more favourable than Target’s existing policies (the “Existing Policies”) with respect to matters existing or occurring at or prior to the Effective Time (including with respect to acts and omissions occurring in connection with this Agreement, the Acquisition or the other transactions or actions contemplated hereby) and, if such policies have been obtained, Zoetis shall, and shall cause Target to, maintain such policies in full force and effect after the Effective Time; provided, however, that in no event shall Target pay, or be required to pay, for such “tail” policies a one-time premium in excess of 250% of Target’s current aggregate annual premium amount under its Existing Policies. If Target for any reason fails to obtain such tail policy, Target shall, and Zoetis shall cause Target to, maintain in effect for not less than six (6) years from the Effective Time the Existing Policies for the Indemnified Parties otherwise covered by such Existing Policies; provided that (i) Target may substitute therefor policies of substantially the same coverage containing terms and conditions that are no less advantageous to such Indemnified Parties and are from an insurance carrier with the same or better credit rating as Target’s current insurance carrier; and (ii) Target shall not be required to pay annual premiums for the Existing Policies (or for any substitute policies) in excess of 250% of the annual premiums paid for the Existing Policies prior to the date of this Agreement (the “Maximum Premium”). In the event any future annual premiums for the Existing Policies (or any substitute policies) exceed such amount, the Surviving Entity shall be entitled to reduce the amount of coverage of the Existing Policies (or any substitute policies) to the maximum amount of coverage that can be obtained for a premium equal to such amount.

7.3	Employment and Benefit Matters

(a)	For a period of one year following the Effective Date, Zoetis shall provide, or shall cause to be provided, to each Target Employee, following any consultation processes which are required by Law and or pursuant to existing contractual obligations:

(i)	base salary or wage rate that is no less favourable than the base salary or wage rate, as applicable, provided to such Target Employee immediately prior to the Effective Time;

(ii)	for Australian and Irish Target Employees, superannuation or pension payments (as applicable), that are no less favourable in the aggregate to the payments included in any total fixed remuneration provided to such Target Employee immediately prior to the Effective Time;
(iii)	cash bonus opportunities no less favourable in the aggregate than those provided to such Target Employee immediately prior to the Effective Time;

(iv)	equity compensation opportunities under the equity compensation plans of Zoetis or its Affiliates as may be determined by Zoetis (in its sole discretion), with such determination as to which Target Employees may be offered such an opportunity and the amount and terms and conditions of such opportunity to be made by Zoetis on an individual basis in a manner that is consistent with Zoetis’ determination with respect to its similarly situated employees;

(v)	employee benefits (excluding any cash incentive compensation, equity or equity-based compensation, defined benefit pension benefits, and post-employment health and welfare benefits) that, in the aggregate and when taken as a whole, are substantially comparable to those provided to the Target Employees immediately prior to the Effective Time; and

(vi)	severance benefits that are no less favourable than the severance benefits that would have been applicable immediately prior to the Effective Time to each Target Employee in accordance with the severance formula set forth in Schedule 2.

(b)	For the purposes of eligibility, vesting and determining the applicable level of vacation and other paid time off benefits (but not for purposes of any other benefit accrual), under the employee benefit plans pursuant to which Zoetis provides benefits to any Target Employee after the Effective Time (the “New Plans”), which shall exclude, for the avoidance of doubt, any benefits provided by, in whole or in part, a Governmental Body and workers’ compensation insurance, each Target Employee shall be credited with his or her years of service with the Target Group and its predecessors before the Effective Date, to the same extent as such Target Employee was entitled, before the Effective Time, to credit for such service under any similar Target Benefit Plan in which such Target Employee participated; provided, however, that the foregoing shall not apply to any cash incentive, equity or equity based plans or awards or to the extent that its application would result in a duplication of benefits with respect to the same period of service.

(c)	In addition, and without limiting the generality of the foregoing: for the purposes of each New Plan providing disability, medical, dental, pharmaceutical and/or vision benefits to any Target Employee, Zoetis shall use all reasonable endeavours to cause: (i) all pre-existing condition exclusions and actively-at-work requirements of such New Plan to be waived for such employee and his or her covered dependents, unless and to the extent the individual was subject to such conditions under the comparable Old Plans; and (ii) any co-payments and deductibles paid by such employee and his or her covered dependents during the portion of the plan year of the Old Plan ending on the date such employee’s participation in the corresponding New Plan begins to be taken into account under such New Plan for the purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan.

(d)	Where Zoetis maintains any of the Old Plans in full force and effect, the provisions of Clause 7.3(b) shall not apply with respect to the benefits available under such Old Plans unless and until Zoetis replaces such Old Plans with New Plans. Nothing in this Agreement shall require Zoetis to replace the Old Plans with New Plans.

(e)

Nothing in this Agreement shall confer upon any Target Employee or any other individual any right to continue in the employment or service of any member of the Target Group, Zoetis or any Affiliate of Zoetis, or shall interfere with or restrict in any way the rights of any member of the Target Group, Zoetis or any Affiliate of Zoetis, which rights are hereby expressly reserved, to discharge or terminate the services of any Target Employee or other individual at any time for any reason whatsoever, with or without cause. This Clause 7.3 is included for the sole benefit of the Parties to this Agreement. Notwithstanding any provision in this Agreement to the contrary, nothing in this Clause 7.3, express or implied, shall be deemed or construed (A) to prevent Zoetis from terminating or modifying to any extent or in any respect any Benefit Plan, (B) to be an amendment or other modification of any Target Benefit Plan or Benefit Plan of Zoetis, or (C) to create or confer any rights or remedies upon any current or former employee or other service provider of Zoetis, Target or any of their respective Affiliates (or any beneficiaries, dependents, or legal representatives thereof).

(f)	If requested by Zoetis, Target shall: (i) effective as of or prior to the Effective Time, cause the Target Group to terminate all qualified retirement plans with a 401(k) deferral feature, including the Nexvet US, Inc. 401(k) Profit Sharing Plan and Trust (all such plans, the “Target 401(k) Plans”); (ii) provide evidence reasonably satisfactory to Zoetis of such termination prior to the Effective Time; (iii) in connection with such termination, cause all of the account balances of the participants to become fully vested and non-forfeitable; (iv) cause the Target Group to make all necessary contributions as specified in the Target 401(k) Plans to the Target 401(k) Plans related to services performed prior to such termination; and (v) take any other action, or cause the Target Group to take any other action, required for such termination of the Company 401(k) Plans to be effective on or prior to the Effective Time.

(g)	If requested by Zoetis no less than thirty-five (35) days prior to the Effective Time, Target shall terminate the Paychex Agreement and participation in all Paychex Plans effective immediately prior to the Effective Time.

7.4	Cooperation

(a)	Upon reasonable notice and subject to applicable Laws relating to the exchange of information, Target shall afford to Zoetis and its Affiliates and its and their Representatives, during normal business hours during the period prior to the Effective Time, reasonable access (including for the purpose of coordinating transition planning with employees) to all Target’s and its Subsidiaries’ properties, books, Contracts, commitments and records, and to Target’s and its Subsidiaries’ officers, employees, accountants, counsel and other Representatives and, during such period, Target shall promptly make available to Zoetis and its Representatives, subject, in the case of competitively sensitive information, to any “clean-room” arrangements agreed between the Parties, (i) a copy of each report, schedule, registration statement and other document filed or received by Target or any of its Subsidiaries during such period pursuant to the requirements of federal securities Laws and (ii) all other information concerning its business, properties and personnel as Zoetis may reasonably request.

(b)

This Clause 7.4 shall not require Target to permit any access, or to disclose any information, that in the reasonable, good faith judgment of Target is competitively sensitive, would reasonably be expected to result in any violation of any material Contract or Law to which Target or any of its Subsidiaries is a party or is subject or cause any privilege (including attorney-client privilege) which Target or any of its Subsidiaries would be entitled to assert to be undermined with respect to such information and such undermining of such privilege could in Target’s good faith judgment adversely affect in any material respect Target’s or any of its Subsidiary’s position in any pending or reasonably probable future litigation; provided, that the Parties shall cooperate in seeking to find a way to allow disclosure of such information to the extent doing so (1) would not (in the good faith belief of Target) reasonably be likely to result in the violation of any such material Contract or Law or reasonably be likely to cause such privilege to be undermined with respect to such information or (2) could reasonably (in the good faith belief of Target) be managed through the use of any “clean-room” arrangements agreed between the Parties pursuant to which non-employee Representatives of Zoetis shall be provided access to such information; provided, further, that Target shall (x) notify Zoetis that such disclosures are reasonably likely to violate the obligations of any member of the Target Group under any such material Contract or Law or are reasonably likely to cause such privilege to be undermined and (y) in the case where such disclosures are reasonably likely to violate Target’s or any of its Subsidiaries’ obligations under any material Contract, use reasonable commercial efforts to seek consent from the applicable third Person to any such material Contract with respect to the disclosures prohibited thereby (to the extent not otherwise expressly prohibited by the terms of such Contract).

(c)	To the extent applicable, Target shall use all reasonable endeavours to assist in the delivery to Zoetis of customary payoff letters, lien terminations and instruments of discharge in form and substance reasonably satisfactory to Zoetis to allow for the payoff, discharge and termination in full of any Indebtedness.

(d)	Notwithstanding anything to the contrary in the foregoing, nothing in this Clause 7.4 shall require any member of the Target Group to take any action that would violate Section 82 of the Act.

7.5	Transaction Challenges

(a)	Target shall consult and cooperate with Zoetis in Target’s defence or settlement of any actual or threatened shareholder litigation (other than any litigation or settlement between Target or any of its Affiliates and Zoetis or any of its respective Affiliates) against Target or its directors or officers, and any actual or threatened complaints or challenges that may be brought in the High Court or any other court in Ireland or any court in the United States or Australia in connection with the Scheme, the Proxy Statement, the Transactions, this Agreement or the Expenses Reimbursement Agreement.

(b)	Zoetis shall consult and cooperate with Target in Zoetis’ defence or settlement of any actual or threatened shareholder litigation (other than any litigation or settlement between Zoetis or any of its respective Affiliates and Target and any of its Affiliates) against Zoetis or Zoetis Bidco or their directors or officers, and any actual or threatened complaints or challenges that may be brought in the High Court or any other court in Ireland or in any court in the United States or Australia in connection with the Scheme, the Proxy Statement, the Transactions, this Agreement or the Expenses Reimbursement Agreement.

7.6	Notification of Certain Matters

(a)	Zoetis and Target shall each give prompt notice to the other Party if any of the following occur after the date of this Agreement: (i) receipt of any written notice to the receiving Party from any third Person alleging that the consent or approval of such third Person is or may be required in connection with the Acquisition and the other Transactions and such consent could (in the good faith determination of such Party) reasonably be expected to (A) prevent or materially delay the consummation of the Transactions or (B) be material to Zoetis or Target; (ii) receipt of any notice or other communication from any Governmental Body in connection with the Acquisition and the other Transactions; or (iii) the occurrence of an event which would or would be reasonably likely to (A) prevent or materially delay the Transactions or (B) result in the failure of any condition to the Acquisition set forth in this Agreement to be satisfied; provided, however, that the delivery of any notice pursuant to this Clause 7.6(a) shall not limit or otherwise affect the remedies of Target or Zoetis available hereunder and no information delivered pursuant to this Clause 7.6(a) shall update any section of the Target Disclosure Letter or shall affect the representations or warranties of the Parties hereunder.

(b)	Target shall promptly, but no later than twenty four (24) hours of the receipt of notice of, or becoming aware of, the occurrence of any matter described in Clause 7.6(b)(i)-(iii), notify Zoetis of:

(i)	Any results of any Study, or other information that becomes known to Target, including Adverse Events or other unfavourable safety, quality or efficacy information, that would reasonably be expected to materially adversely impact the Target Products, the Target Product development, or the potential Governmental Authorisation for a Target Product to allow Target to manufacture, study, commercially market, promote, and sell such Target Product;

(ii)	Any material communication, correspondence, or interaction (as defined below) with a Governmental Body or other review authority, including the European Medicines Agency, the FDA, the United States Department of Agriculture, the Health Products Regulatory Authority, the Irish Department of Agriculture, Food and the Marine or an IACUC pertaining to the Transactions, Target’s business, Target Products, Studies, or Target Product-related services being provided by a third-party. For purposes of this Clause, “material communication, correspondence, or interaction” means any oral or written communication concerning inspections, audits, meetings, material comments on any Target proposed, pending, in-process, or completed Studies; any requirement to terminate, materially modify, or otherwise suspend or place a Study on hold; any material manufacturing issues with regard to the Target Products; or any notices or other assertions of noncompliance, such as warning letters, untitled letters, cyber letters, notices of violation, regulatory letters, adverse inspectional findings, FDA Forms 483, or other notice of enforcement action, including without limitation, any suspension, consent decree, corporate integrity agreement, monitoring agreement, assurance of voluntary compliance, settlement order, notice of criminal investigation, indictment, sentencing memorandum, plea agreement, court order, target or no-target letter, or other similar agreement or action relating to a Study, Target Product, such third-party’s services, the Transactions, or Target’s business; as well as any notice of the pendency, investigation, or threat of the foregoing. In the case of a meeting, inspection, or audit occurring after the date of this Agreement, Target shall, to the extent permitted by the Governmental Body or review authority, provide Zoetis with the opportunity to assist with the preparation for and to attend and participate in such meeting, inspection, or audit. In all other circumstances, prior to submitting or engaging in a communication, correspondence or interaction (whether written or oral) with a Governmental Body or review authority that would reasonably be material to Target’s business, Target Products, Studies, or Target Product-related services being provided by a third-party, Target shall provide Zoetis with the reasonable opportunity to review and comment on the proposed communication, correspondence, or interaction and will consider incorporation of such comments in good faith; or

(iii)	Any reportable environmental, health or safety incident or issue at any facility owned, leased or operated by Target.

(c)	Target shall provide Zoetis with all reasonably requested information and documentation concerning Target’s business, Target Products, Studies, or Target Product-related services being provided by a third-party.

8.	Completion of Acquisition

8.1	Completion Date

(a)	Completion shall take place at 10:00 a.m., on a date to be agreed by the Parties, being not more than three Business Days (or such shorter period of time as remains before 11:59 p.m., on the End Date) after the satisfaction or, in the sole discretion of the applicable Party, waiver (where permissible pursuant to the provisions of the Rule 2.5 Announcement and/or the Scheme Document) of all of the Conditions with the exception of Condition 2(d) (delivery and registration of the Court Order and a copy of the minute required by Section 86 of the Act) (but subject to the satisfaction of such Condition) (the “Completion Date”).

(b)	Completion shall take place at the offices of Arthur Cox, Dublin.

8.2	Actions on or prior to Completion

On or prior to Completion, Target shall procure that a meeting of the Target Board (or a duly authorised committee thereof) is held at which resolutions are passed (conditional on registration of the Court Order with the Registrar of Companies occurring and effective as of the Effective Time) approving:

(a)	the allotment and issue to Zoetis and/or Zoetis Bidco (and/or their nominees) in accordance with the Scheme of the number of new shares in the capital of Target provided for in the Scheme;

(b)	the removal of such directors of Target or any other member of the target Group as Zoetis shall (in its sole discretion) determine; and

(c)	the appointment of such persons as Zoetis may nominate as the directors of Target or any member of the Target Group.

8.3	Action on Completion

(a)	On Completion, Target shall deliver to Zoetis:

(i)	a certified copy of the resolutions of the Target Board referred to in Clause 8.2;

(ii)	letters of resignation from the directors that are removed from Target in accordance with Clause 8.2(b) (each such letter containing an acknowledgement that such resignation is without any claim or right of action of any nature whatsoever outstanding against Target or any member of the Target Group or any of their officers or employees for breach of contract, compensation for loss of office, redundancy or unfair dismissal or on any other grounds whatsoever in respect of the removal); and

(iii)	a copy of the register of members certified by the registrar of Target, together with a share certificate in respect of the aggregate number of shares in the capital of Target to be issued to Zoetis and/or Zoetis Bidco (and/or its nominees) in accordance with the Scheme.

8.4	Target shall cause a copy of the Court Order and a copy of the minutes required by Section 86 of the Act to be filed with the Companies Registration Office and obtain from the Registrar of Companies a Certificate of Registration in relation to the reduction of share capital involved in the Scheme.

8.5	Payment of Consideration

Zoetis shall cause Zoetis Bidco to pay the Consideration and the Rule 15 Consideration within 14 days following the Effective Date in accordance with the terms and conditions of the Scheme, which includes paying the Consideration due to each Target Shareholder in respect of each Target Share held and the Rule 15 Consideration due each holder of Target Convertible Securities in respect of each Target Share issuable upon exercise, conversion of exchange thereof.

9.	Termination

9.1	(a) This Agreement may be terminated at any time prior to the Effective Time:

(i)	by either Target or Zoetis if the Scheme Meeting or the EGM shall have been completed and the Scheme Meeting Resolution or the EGM Resolutions, as applicable, shall not have been approved by the requisite majorities;

(ii)	by either Target or Zoetis if the Effective Time shall not have occurred by 5:00 p.m. on the End Date, provided that the right to terminate this Agreement pursuant to this Clause 9.1(a)(ii) shall not be available to a Party whose breach of any provision of this Agreement shall have been the primary cause of the failure of the Effective Time to have occurred by such time;

(iii)	by either Target or Zoetis if the High Court declines or refuses to sanction the Scheme unless the decision of the High Court shall be appealed (it being agreed that Target shall make such an appeal if requested to do so by Zoetis and the counsel appointed by Zoetis in accordance with Clause 3.3(a) advises that doing so is a reasonable course of action);

(iv)	by either Target or Zoetis if an injunction shall have been entered permanently restraining, enjoining or otherwise prohibiting the consummation of the Acquisition and such injunction shall have become final and non-appealable (provided that the right to terminate this Agreement pursuant to this Clause 9.1(a)(iv) shall not be available to a Party whose breach of any provision of this Agreement shall have been the primary cause of such injunction);

(v)	by Target, if any Zoetis Party shall have breached or failed to perform in any material respect any of its covenants or other agreements contained in this Agreement or any of its warranties set forth in this Agreement having been inaccurate, which material breach, failure to perform or inaccuracy:

(A)	would result in a failure of any Conditions; and

(B)	is not reasonably capable of being cured by the End Date or, if curable, is not cured within 30 days following Target’s delivery of written notice to Zoetis of such breach, failure to perform or inaccuracy (which notice shall state Target’s intention to terminate this Agreement pursuant to this Clause 9.1(a)(v) and the basis for such termination);

(vi)	by Zoetis, if Target shall have breached or failed to perform in any material respect any of covenants or other agreements contained in this Agreement or any of its warranties set forth in this Agreement having been inaccurate , which material breach, failure to perform or inaccuracy:

(A)	would result in a failure of any Conditions; and

(B)	is not reasonably capable of being cured by the End Date or, if curable, is not cured within 30 days following Zoetis’ delivery of written notice to Target of such breach, failure to perform or inaccuracy (which notice shall state Zoetis’ intention to terminate this Agreement pursuant to this Clause 9.1(a)(vi) and the basis for such termination);

(vii)	by Zoetis, in the event that a Target Change of Recommendation shall have occurred or the Target Board or any Committee thereof withdraws (or modifies in any manner adverse to Zoetis) or proposes publicly to withdraw (or modify in any manner adverse to Zoetis) the Scheme Recommendation;

(viii)	by Target upon written notice at any time following delivery of a Final Recommendation Change Notice pursuant to and in accordance with Clause 5.2(e); or

(ix)	by mutual written consent of Target and Zoetis.

(b)

Termination of this Agreement in accordance with Clause 9.1 shall not give rise to any liability of the Parties except as provided in the Expenses Reimbursement Agreement, and, following such termination, no Party shall have any liability to the other Parties in connection with this Agreement or the Transactions, except as provided in the Expenses Reimbursement Agreement; provided that such termination shall not relieve any Party from liability for fraud or wilful breach of, or failure to perform, this Agreement. Clause 10 (other than Clauses 10.1 and 10.11) shall survive, and continue in full force and effect, notwithstanding the termination of this Agreement. If Zoetis or Zoetis Bidco brings a successful action against Target for liability for wilful breach of, or failure to perform, this Agreement, then all amounts (if any) paid by Target to Zoetis or Zoetis Bidco under Clause 3.3(a) of the Expenses Reimbursement Agreement which are included in any award made by a court of competent jurisdiction against Target arising from liability for wilful breach of, or failure to perform, this Agreement shall be credited against the amount of such award.

(c)	Each Party understands and confirms that termination of this Agreement shall:

(i)	be without prejudice to the provisions of the Expenses Reimbursement Agreement or the Zoetis Confidentiality Agreement; and

(ii)	not affect the obligations of each Party to pay the costs and expenses provided in Clause 10.12.

10.	General

10.1	Announcements

(a)	Subject to the requirements of applicable Law, the Takeover Rules, a court order, the Securities Act, the Exchange Act, the SEC or any Governmental Body (including the Panel), the Parties shall consult together as to the terms of, the timing of and the manner of publication of any formal public announcement which either Party may make primarily regarding the Transactions, the Scheme or this Agreement. Zoetis and Target shall give each other a reasonable opportunity to review and comment upon any such public announcement and shall not issue any such public announcement prior to such consultation, except as may be required by applicable Law, the Takeover Rules, a court order, the Securities Act, the Exchange Act, the SEC, NASDAQ, NYSE or any Governmental Body (including the Panel). The Parties agree that the initial press release to be issued with respect to the Transactions shall be in the form of the Rule 2.5 Announcement or as otherwise agreed by the Parties.

(b)	For the avoidance of doubt, the provisions of Clause 10.1(a) do not apply to any announcement, document or publication in connection with a Target Alternative Proposal or Target Superior Proposal or a change in the Scheme Recommendation, provided that Target shall have provided an advance copy of any such proposed announcement to Zoetis before release, or any amendment to the terms of the Scheme proposed by Zoetis that would effect an increase in the Consideration whether before or after a withdrawal or adverse modification of the Scheme Recommendation.

10.2	Notices

(a)	Any notice or other document to be served under this Agreement may be delivered by overnight delivery service (with proof of service), by email or hand delivery to the Party to be served as follows:

(i)	if to Zoetis or Zoetis Bidco, to:

Zoetis Inc.

10 Sylvan Way, Parsippany, NJ 07054, U.S.A.

Attention: General Counsel

Email: LegalNotices@zoetis.com

with copy to:

Morgan, Lewis & Bockius LLP

101 Park Avenue

New York, NY 10178-0060, U.S.A

Attention: Eric Tajcher

Email:     eric.tajcher@morganlewis.com

and

Arthur Cox

Ten Earlsfort Terrace

Dublin, DO2 T380

Attention: Christopher McLaughlin, John Barrett

Email:     Christopher.McLaughlin@arthurcox.com

               John.Barrett@arthurcox.com

(ii)	if to Target, to:

Target

Unit 5, Sragh Technology Park

Tullamore, Co. Offaly, Ireland

Attention: Chief Executive Officer

Email: company.secretary@nexvet.com

with copy to:

DLA Piper LLP (US)

2000 University Avenue

East Palo Alto, California, 94303-2214, U.S.A.

Attention: Bruce Jenett, Andrew Ledbetter

Email:    Bruce.Jenett@dlapiper.com,

               Andrew.Ledbetter@dlapiper.com

and

Matheson

70 Sir John Rogerson’s Quay

Dublin 2

Attention: Tim Scanlon and Madeline McDonnell

Email:    Tim.Scanlon@matheson.com

               Madeline.McDonnell@matheson.com

or such other postal address or email address as it may have notified to the other Party in writing in accordance with the provisions of this Clause 10.2.

(b)	Any notice or document shall be deemed to have been served:

(i)	if delivered by overnight delivery or by hand, at the time of delivery; or

(ii)	if sent by e-mail, at the time of the sending of the e-mail (provided that any notice deemed to have been served on any day that is not a Business Day, or on any Business Day after 5:30 p.m. (addressee’s local time), shall be deemed to have been served at 9:00 a.m. (addressee’s local time) on the next Business Day).

10.3	Assignment

Neither Party shall assign all or any part of the benefit of, or rights or benefits under, this Agreement without the prior written consent of the other Party, provided that Zoetis may assign any or all of its rights and interests hereunder to one or more of its Subsidiaries, provided that prior consent in writing has been obtained from the Panel if required in respect of such assignment, but no such assignment shall relieve Zoetis of its obligations hereunder.

10.4	Counterparts

This Agreement may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same agreement, and each Party may enter into this Agreement by executing a counterpart and delivering it to the other Party (by hand delivery, e-mail or otherwise).

10.5	Amendment

No amendment of this Agreement shall be binding unless the same shall be evidenced in writing duly executed by each of the Parties, except that following obtainment of the Target Shareholder Approval there shall be no amendment to the provisions hereof which by Law requires further approval by the Target Shareholders without such further approval nor shall there be any amendment or change not permitted under applicable Law.

10.6	Entire Agreement

This Agreement, together with the Zoetis Confidentiality Agreement, the Expenses Reimbursement Agreement and any documents delivered by the Zoetis Parties and Target in connection herewith, constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the Zoetis Parties (or any of them) and Target with respect to the subject matter hereof, it being understood that the Zoetis Confidentiality Agreement shall survive the execution and delivery of this Agreement and that no action by any Party contemplated by this Agreement shall be deemed to breach the Zoetis Confidentiality Agreement.

10.7	Inadequacy of Damages

Each Party agrees that damages would not be an adequate remedy for any breach by it of this Agreement and accordingly each Party shall be entitled, without proof of special damages, to the remedies of injunction, specific performance or other equitable relief for any threatened or actual breach of this Agreement.

10.8	Remedies and Waivers

No delay or omission by either Party to this Agreement in exercising any right, power or remedy provided by Law or under this Agreement shall:

(a)	affect that right, power or remedy; or

(b)	operate as a waiver of it.

The exercise or partial exercise of any right, power or remedy provided by Law or under this Agreement shall not preclude any other or further exercise of it or the exercise of any other right, power or remedy.

10.9	Severability

If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the Law of any jurisdiction that shall not affect or impair:

(a)	the legality, validity or enforceability in that jurisdiction of any other provision of this Agreement; or

(b)	the legality, validity or enforceability under the Law of any other jurisdiction of that or any other provision of this Agreement; and

it is agreed by the Parties that a court of competent jurisdiction may sever any such invalid, illegal or unenforceable provision and should any provision of this Agreement be invalid or unenforceable, then such provision shall be deemed to have been automatically amended in such a way that, as amended, it is valid, legal and unenforceable and to the maximum extent possible carries out the original intent of the Parties as to the matter or matters in question.

10.10	No Partnership and No Agency

(a)	Nothing in this Agreement and no action taken by the Parties pursuant to this Agreement shall constitute, or be deemed to constitute, a partnership, association, joint venture or other co-operative entity between any of the Parties.

(b)	Nothing in this Agreement and no action taken by the Parties pursuant to this Agreement shall constitute, or be deemed to constitute, either Party the agent of the other Party for any purpose. No Party has, pursuant to this Agreement, any authority or power to bind or to contract in the name of the other Party.

10.11	Further Assurance

Without limitation to the provisions of this Agreement, the Parties shall, and shall procure that each member of their respective Groups shall, issue, execute or despatch such documentation in a reasonably timely fashion or take other actions as is necessary or desirable to facilitate the implementation of the Transactions or carry out the purposes of this Agreement.

10.12	Costs and Expenses

Save for the Panel’s document review fees (which shall be borne and discharged by Zoetis), each Party shall pay its own costs and expenses of and incidental to this Agreement, the Acquisition and all other Transactions, except as otherwise provided in this Agreement.

10.13	No Third-Party Rights

Subject as provided in Clauses 7.2, 10.5 and 10.14(c), no one other than a Party shall have any right to enforce any of its terms and no third party shall be a beneficiary in any way of this Agreement or have the right to rely on any provision hereof.

10.14	Governing Law and Jurisdiction

(a)	Except as provided herein, this Agreement shall be governed by, and construed in accordance with, the Laws of Ireland, without regard to the conflicts of law rules of Ireland that would result in the application of the laws of any other jurisdiction.

(b)	Except as provided herein, each of the Parties irrevocably agrees that the courts of Ireland are to have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement and, for such purposes, irrevocably submits to the exclusive jurisdiction of such courts in Ireland. Any proceeding, suit or action arising out of or in connection with this Agreement shall therefore be brought in the courts of Ireland.

(c)	Each of the Parties hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any Action (whether at law, in equity, in contract, in tort or otherwise) arising out of, or in any way relating to, this Agreement, any of the Transactions or the performance of services thereunder or related thereto.

10.15	Non-Survival of Representations and Warranties

None of the representations and warranties in this Agreement shall survive the Effective Time or the termination of this Agreement.

IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first specified above.

SCHEDULE 1

TARGET CONDUCT

At all times from the execution of this Agreement until the earlier of the Effective Time and the date, if any, on which the Agreement is terminated pursuant to Clause 9, except as may be required by applicable Law, or as expressly contemplated or expressly permitted elsewhere in this Agreement or in Part B of the Target Disclosure Letter, or as expressly agreed to in writing by Zoetis (Zoetis acting reasonably at all times and such agreement not to be unreasonably withheld, conditioned or delayed), Target undertakes to and covenants with Zoetis that it:

1.	shall, and shall procure that its Subsidiaries shall, take all actions described in Section 1 of Part B of the Disclosure Letter;

2.	shall not, and shall procure that its Subsidiaries shall not, authorise or pay any dividends on or make any distribution with respect to the outstanding shares in its capital (whether in cash, assets, shares or other securities of any member of the Target Group);

3.	shall not, and shall procure that its Subsidiaries shall not, split, combine or reclassify any of its shares of capital in issue, or issue or authorise the issuance of any other securities in respect of, in lieu of or in substitution for, shares in its capital;

4.	shall not, and shall procure that its Subsidiaries shall not:

(a)	except pursuant to any pre-existing contractual obligations owed to any Target Associate, increase the compensation (including bonus and equity opportunities), severance or termination pay, modify the benefits payable or provided to any Target Associate or former employee, independent contractor or director of or to any member of the Target Group, other than to the extent required by the terms of a Target Benefit Plan or applicable Law; provided that, in respect of short-term incentive compensation for the year ending June 30, 2017, Target will limit its cash bonus pool to US$970,000;

(b)	hire any individual or terminate the employment or service of any individual (whether as an Executive Officer, employee, independent contractor or consultant), in each case, other than in the ordinary course of business consistent with past practice;

(c)	enter into any employment, consulting, change of control, severance or retention agreement or arrangement with any Target Associate or former employee, independent contractor, consultant or director of or to any member of the Target Group, other than amounts required to be paid under applicable Law or an existing Target Benefit Plan;

(d)	establish, adopt, enter into, amend or terminate any Target Benefit Plan or any other plan, trust, fund, policy or arrangement for the benefit of any Target Associate or former employee, independent contractor, consultant or director of or to any member of the Target Group or any of their beneficiaries, except as required to comply with applicable Law;

(e)	fund any rabbi trust or similar arrangement or otherwise take any action to fund or in any other way secure the payment of compensation or benefits under any Target Benefit Plan or other plan, policy, agreement or arrangement, except as required by applicable Law or an existing Target Benefit Plan;

(f)	exercise any discretion to pay or accelerate the vesting or payment of, or otherwise increase or accelerate other rights or benefits with respect to, any compensation or benefit under any Target Benefit Plan or other plan, policy, agreement or arrangement, except as required by applicable Law or an existing Target Benefit Plan; or

(g)	change any actuarial assumptions used to calculate the funding obligations with respect to any Target Benefit Plan or change the manner in which contributions to such plans are made or the basis on which such contributions are determined, except as may be required by US GAAP or applicable Law or any Target Benefit Plan in effect as of the date hereof);

5.	shall not, and shall not permit any of its Subsidiaries to, make any change in financial accounting policies or procedures or any of its methods of reporting income, deductions or other material items for financial accounting purposes, except as required by a change in US GAAP, applicable Law or SEC policy;

6.	shall not, and shall not permit any of its Subsidiaries to, authorise or announce an intention to authorise, or enter into agreements with respect to, any acquisitions of an equity interest in any joint venture arrangement, or acquisitions of an equity interest in or a substantial portion of the assets of any person or any business or division thereof, or any mergers, consolidations or business combinations (for the purpose of this paragraph 6, each such event an “Investment”), other than (i) as expressly permitted by Clause 5.2 of the Agreement, or (ii) in respect of any Investment which relates to a minority investment by any member of the Target Group, for consideration of not more than US$150,000 for each Investment (so long as it is an Investment which results in Target’s and its Subsidiaries’ ownership being less than 20% of the equity interests of the invested entity and Target cannot consolidate such entity for financial reporting or tax purposes) and limited to no more than five such Investments;

7.	shall not amend the Articles of Association or any other Organisational Documents and shall not permit any of its Subsidiaries to adopt any material amendments to its Organisational Documents;

8.	shall not, and shall procure that its Subsidiaries shall not, enter into any Contract (other than (a) amendments to Contracts in the ordinary course of business, (b) any standard terms and conditions or amendments thereto, or (c) Contracts in connection with Target’s planned clinical studies for ranevetmab or frunevetmab) that would be a Material Contract if such Contract had been entered into prior to the date hereof (and where agreement to effect any of the matters set out in this paragraph 8 is sought from Zoetis, Zoetis shall have 72 hours from receipt of any written request from Target to respond in writing to such request, failing which Zoetis shall be deemed to have agreed to such action);

9.	shall not, and shall not permit any of its Subsidiaries to, issue, deliver, grant, sell, pledge, dispose of or encumber, or authorise the issuance, delivery, grant, sale, pledge, disposition or encumbrance of, any shares in its capital, voting securities or other equity interest in any member of the Target Group or any securities convertible into or exchangeable for any such shares, voting securities or equity interest, or any rights, restricted share units, warrants or options to acquire any such shares in its capital, voting securities or equity interest or any “phantom” stock, “phantom” stock rights, stock units, stock appreciation rights or stock based performance units or take any action to cause to be exercisable any otherwise un-exercisable Target Convertible Security (except as otherwise provided by the express terms of any Target Convertible Securities outstanding on the date hereof);

10.	shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, purchase, redeem or otherwise acquire any shares in its capital or any rights, warrants or options to acquire any such shares in its capital, other than in relation to the valid exercise of any Target Convertible Security or as otherwise may be agreed with Zoetis;
11.	shall not, and shall not permit any of its Subsidiaries to, redeem, repurchase, prepay (other than prepayments of revolving loans), defease, incur, assume, endorse, guarantee or otherwise become liable for or modify in any material respects the terms of any Indebtedness for borrowed money or issue or sell any debt securities or calls, options, warrants or other rights to acquire any debt securities (directly, contingently or otherwise), provided that the foregoing shall not prohibit Target and its Subsidiaries from making guarantees or obtaining letters of credit or surety bonds for the benefit of commercial counterparties in the ordinary course of business consistent with past practices;

12.	shall not, and shall not permit any of its Subsidiaries to, acquire, lease, license or otherwise obtain any of its material properties or assets, or to sell, lease, exclusively license, transfer, exchange, swap or otherwise dispose of, or subject to any Encumbrance (other than Permitted Encumbrances), any of its material properties or assets, other than:

(a)	dispositions of inventory or equipment in the ordinary course of business;

(b)	non-exclusive Intellectual Property licences in connection with product development, publishing or brand licensing for the benefit of Target, or exclusive Intellectual Property licences in connection with brand licences, in each case in the ordinary course of business consistent with past practices;

(c)	for transactions among Target and its wholly-owned Subsidiaries or among its wholly-owned Subsidiaries in the ordinary course of business consistent with past practices; or

(d)	for transactions (excluding transactions for the purchase or sale of Intellectual Property) in the ordinary course of business consistent with past practice involving less than US$250,000 individually or in the aggregate;

13.	shall not, and shall procure that its Subsidiaries shall not, enter into a new line of business that is material to the Target Group;

14.	shall not, and shall procure that its Subsidiaries shall not, (A) other than in the ordinary course of business consistent with past practice, enter into any Contract pursuant to which any member of the Target Group grants to any other Person any non-competition, “most-favoured nation”, exclusive marketing or other exclusive rights (other than exclusive brand licences, and non-solicitation agreements with respect to employees) of any type or scope, or that otherwise restricts or purports on its face to restrict in a material respect any member of the Target Group from engaging or competing in any material line of business in any location; or (B) enter into any Contract that, upon completion of the Acquisition, would restrict or purport on its face to restrict Zoetis or any of its Subsidiaries (including any member of the Target Group) from engaging or competing in any line of business in any location;

15.	shall not, and shall procure that its Subsidiaries shall not, adopt, approve or implement any “poison pill” or similar rights plan or related agreement;

16.	shall not, and shall procure that its Subsidiaries shall not, announce, implement or effect any reduction in labour force, lay-off, early retirement program, severance program or other program or effort concerning the termination of employment of Target Associates, other than, to the extent permitted by Section 3.2, routine employee terminations in the ordinary course of business consistent with past practices;

17.	shall not, and shall procure that its Subsidiaries shall not, engage in any merger;

18.	shall not, and shall not permit any of its Subsidiaries to, compromise or settle any material claim, litigation, investigation or proceeding, in each case made or pending against any member of the Target Group or any of their officers and directors in their capacities as such, other than the compromise or settlement of claims, litigation, investigations or proceedings where any such compromise or settlement results in the actual expense to be incurred being no greater, individually or in the aggregate, than US$150,000; and does not impose any injunctive relief or otherwise limit any action or inaction other than the payment of monetary relief as set forth in this paragraph 18 by Target and its Subsidiaries;

19.	shall not, and shall not permit any of its Subsidiaries to, (i) make, change or revoke any material Tax election, change any annual Tax accounting period or method of Tax accounting unless in each case required by applicable Law, (ii) settle or compromise any corporate income tax audit or proceeding relating to a material amount of Taxes, or material claim for refund, or enter into any closing or similar agreement with any Tax Authority other than entering into the process for claiming tax credits in the ordinary course consistent with past practice, or (iii) make, change or revoke any Tax election which results in any modification of the pass through or transparency status, or lack thereof, of any entity in any jurisdiction, and where such agreement to effect any of the matters set out in this paragraph 19 is sought from Zoetis, Zoetis will have 72 hours from receipt of any written request from Target to respond in writing to such request, failing which Zoetis will be deemed to have agreed to such action;

20.	shall not, and shall not permit any of its Subsidiaries to, make any new capital expenditure, or commit to do so, except as permitted, in excess of US$250,000 in aggregate;

21.	shall not, and shall not permit any of its Subsidiaries to, alter any intercompany arrangements or agreements or the ownership structure among Target and its wholly-owned Subsidiaries or among Target’s wholly-owned Subsidiaries;

22.	to the extent permitted by applicable Law, shall, and shall procure that its Subsidiaries shall, upon request by Zoetis reasonably in advance, provide Zoetis with reasonable access, during normal business hours and where not unduly disruptive to Target’s business, to the Target Group’s personnel, assets, properties, offices and other facilities, and books and records, and shall furnish Zoetis and Zoetis’ Representatives with such financial, operating and other information as reasonably requested by Zoetis which is not subject to legal privilege, any confidentiality or non-disclosure provisions in favour of a third party or in relation to any Target Alternative Proposal;

23.	shall, and shall procure that its Subsidiaries shall, perform obligations under all Material Contracts;

24.	shall not, and shall not permit any of its Subsidiaries to, adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalisation or other reorganization of Target or its Subsidiaries;

25.	shall, and shall procure that its Subsidiaries shall, promptly notify Zoetis orally and in writing: upon an Executive Officer becoming actually aware: (i) that any representation or warranty made by it in this Agreement has become untrue or inaccurate in any material respect, or of any failure by Target to comply in any material respect with any material covenant or condition of this Agreement required to be complied with by it pursuant to this Agreement; and (ii) of any material Action commenced against Target or any of its Subsidiaries; it being acknowledged and agreed by each of the Parties that one or more breaches of this paragraph 25 shall not permit Zoetis to terminate this Agreement or constitute a failure of any Condition unless the cumulative effect of such matters not disclosed would have or would reasonably be expected have a material adverse effect on the Target Group; and
26.	shall, provide Zoetis as soon as reasonably practicable after receipt or delivery thereof, copies of all written correspondence and any other written material exchanged between any member of the Target Group (or any of their respective Representatives) and any Governmental Body.

Nothing contained in this Agreement shall give Zoetis or Zoetis Bidco, directly or indirectly, the right to control or direct the Target Group operations prior to the Effective Date.

SCHEDULE 2

SEVERANCE FORMULA

Australia

a)	Where a Target Employee’s employment is terminated by reason of redundancy, then the following severance entitlements shall apply as set out in the Fair Work Act 2009 (Cth) Section 119 (2).

Redundancy pay period
	Employee’s period of continuous service with the employer on termination	Redundancy pay period
1	At least 1 year but less than 2 years	4 weeks
2	At least 2 years but less than 3 years	6 weeks
3	At least 3 years but less than 4 years	7 weeks
4	At least 4 years but less than 5 years	8 weeks
5	At least 5 years but less than 6 years	10 weeks
6	At least 6 years but less than 7 years	11 weeks
7	At least 7 years but less than 8 years	13 weeks
8	At least 8 years but less than 9 years	14 weeks
9	At least 9 years but less than 10 years	16 weeks
10	At least 10 years	12 weeks

Severance pay is payable on the Target Employee’s base salary

b)	Long Service leave in accordance with the Victorian (Australia) Long Service Leave Act (Vic) 1992

c)	All accrued annual leave will be payable at the then current base salary rate.

d)	Notice period and other benefits in accordance with Target Employee employment contract.

Ireland

a)	Where a Target Employee’s employment is terminated by reason of redundancy, then the following severance entitlements shall apply in accordance with the Irish Redundancy Payments Act 1967.

An employee with 104 weeks (two years) continuous service will be eligible for two weeks’ base pay for each year of service (with a weeks’ pay being capped at EUR€ 600.00 gross).

b)	All accrued Annual Leave will be payable at the then current base rate.

c)	Notice period and other benefits in accordance with Target Employee’s employment contract.

United States

Where a Target Employee’s employment is involuntary termination then the following entitlements shall apply.

a)	Notice period and other benefits in accordance with Target Employee’s employment contract.

b)	All accrued Paid Time Off will be payable at the then current base salary rate.

Outplacement Program

Prior to the Effective Date the Target Group provides an Outplacement Program to terminated Target Employees as part of the severance benefit.

SCHEDULE 3

RULE 2.5 ANNOUNCEMENT

[Omitted]

Zoetis Inc.

By:	/s/ Juan Ramón Alaix
Name:	Juan Ramón Alaix
Title:	Chief Executive Officer

[Transaction Agreement - Signature Page]

On behalf of Zoetis Belgium S.A.

By:	/s/ Roman Trawicki
Name:	Roman Trawicki
Title:	Director

[Transaction Agreement - Signature Page]

Signed by George Gunn Duly authorised on behalf of NEXVET BIOPHARMA PUBLIC LIMITED COMPANY	/s/ George Gunn Director

[Transaction Agreement - Signature Page]

Appendix B

DATED APRIL 13, 2017

ZOETIS INC

AND

NEXVET BIOPHARMA LIMITED

EXPENSES REIMBURSEMENT AGREEMENT

THIS AGREEMENT is made as a deed on April 13, 2017

BETWEEN:

(1)	ZOETIS INC., a Delaware corporation, with a principal place of business at 10 Sylvan Way, Parsippany, New Jersey 07054 (“Zoetis”), and

(2)	NEXVET BIOPHARMA LIMITED, a company incorporated in Ireland under registered number 547923 having its registered office at Unit 5 Sragh Business Park, Rahan Road, Tullamore, Co. Offaly, Ireland (“Target”)

RECITALS:

(A)	Zoetis has agreed to make a proposal to acquire Target through its wholly owned subsidiary Zoetis Belgium S.A., a limited liability company (société anonyme) incorporated under the laws of Belgium, having its registered office at rue Laid Burniat 1, B-1348 Louvain-la-Neuve, Belgium and registered in the Crossroads Bank of Enterprises under number 0401.953.350 (RLE Nivelles)(“Zoetis Bidco”) on the terms set out in the Rule 2.5 Announcement (as defined below) and the Transaction Agreement (as defined below) and Target has agreed to reimburse certain third party costs and expenses incurred and to be incurred by Zoetis and/or Zoetis Bidco for the purposes of, in preparation for, or in connection with the Acquisition (as defined below) in certain circumstances.

(B)	This Agreement (the “Agreement”) sets out the agreement between the Parties (as defined below) as to, among other things, the reimbursement in certain circumstances by Target of certain expenses incurred and to be incurred by Zoetis and/or Zoetis Bidco for the purposes of, in preparation for, or in connection with the Acquisition (as defined below).

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Definitions

In this Agreement, including the Recitals, the following words and expressions shall have the meanings opposite them:

“Acquisition” means the proposed acquisition by Zoetis Bidco of Target by means of the Scheme (to be described in the Rule 2.5 Announcement) or a Takeover Offer (and any such Scheme or Takeover Offer as it may be revised, amended or extended from time to time) (including the payment by Zoetis Bidco of the aggregate cash consideration pursuant to the Scheme or such Takeover Offer) pursuant to the Transaction Agreement;

“Act” means the Companies Act 2014, all enactments which are to be read as one with, or construed or read together as one with the Companies Act 2014 and every statutory modification and re-enactment thereof for the time being in force;

“Acting in Concert” has the meaning given to that term in the Takeover Panel Act;

“Action” means any lawsuit, claim, complaint, action or proceeding before any Governmental Body;

“Agreement” has the meaning given to that term in Recital B;

“Articles of Association” means the articles of association of Target as filed with the Registrar of Companies;

“Business Day” means any day, other than a Saturday, Sunday, public holiday or a day on which banks in Ireland or in the State of New York are authorised or required by law or executive order to be closed;

“Cap” has the meaning given to that term in Clause 3.1;

“Concert Parties” means in relation to any Party, such persons as are deemed to be Acting in Concert with that Party pursuant to Rule 3.3 of Part A of the Takeover Rules and such persons as are Acting in Concert with that Party;

“Conditions” means the conditions to the Scheme and the Acquisition set forth in Schedule 1 to the Rule 2.5 Announcement, and “Condition” means any one of the Conditions;

“EGM” means the extraordinary general meeting of Target Shareholders (and any adjournment thereof) to be convened in connection with the Scheme, expected to be convened as soon as the Scheme Meeting shall have been concluded (it being understood that if the Scheme Meeting is adjourned, the EGM shall be correspondingly adjourned);

“EGM Resolutions” means the resolutions to be proposed at the EGM for the purposes of approving and implementing the Scheme, the related reduction of capital of Target, changes to the Articles of Association, including as contemplated by Clause 4.3 of the Transaction Agreement, and such other matters as Target reasonably determines to be necessary for the purposes of implementing the Acquisition or, subject to the consent of Zoetis (such consent not to be unreasonably withheld or delayed), desirable for the purposes of implementing the Scheme or the Acquisition;

“EMA” means the European Medicines Agency;

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended;

“FDA” means the United States Food and Drug Administration;

“Governmental Body” means any Irish, United States, foreign or supranational, federal, state, local or other governmental or regulatory authority, agency in any jurisdiction, commission, board, body, bureau, arbitrator, arbitration panel, or other authority, agency, including courts and other judicial bodies, or any competition, antitrust, foreign investment review or supervisory body, central bank or other governmental, trade or regulatory agency or body, securities exchange (including NASDAQ and NYSE) or any self-regulatory body or authority, including any instrumentality or entity designed to act for or on behalf of the foregoing, in each case, in any jurisdiction (provided it has jurisdiction over the applicable Person or its activities or property), including the Panel, the High Court, the SEC, the FDA, the USDA, the EMA, the Health Products Regulatory Authority (of Ireland) and the Irish Department of Agriculture, Food and the Marine;

“High Court” means the High Court of Ireland;

“Irrecoverable VAT” in relation to any person, any amount in respect of VAT which that person (or a member of the same VAT Group as that person) has incurred and in respect of which neither that person nor any other member of the same VAT Group as that person is entitled to a refund (by way of credit or repayment) from any relevant Tax Authority pursuant to and determined in accordance with section 59 of the Value Added Tax Consolidation Act 2010 and any regulations made under that Act or similar provision in any other jurisdiction;

“Law” means any applicable federal, state, local, municipal, foreign, supranational or other law, statute, constitution, principle of common law, resolution, ordinance, code, agency requirement, licence, permit, edict, binding directive, decree, rule, regulation, judgment, order, injunction, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body;

“NASDAQ” means the NASDAQ Stock Market;

“NYSE” means the New York Stock Exchange;

“Panel” means the Irish Takeover Panel;

“Parties” means Target and Zoetis, and “Party” shall mean either Target, on the one hand, or Zoetis, on the other hand (as the context requires);

“Person” or “person” means an individual, group (including a “group” under Section 13(d) of the Exchange Act), corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organisation or other entity or any Governmental Body or any department, agency or political subdivision thereof;

“Proxy Statement” has the meaning given to that term in Clause 3.1 of the Transaction Agreement;

“Registrar of Companies” means the Registrar of Companies in Dublin, Ireland as defined in Section 2 of the Act;

“Resolutions” means collectively, the Scheme Meeting Resolution and the EGM Resolutions, which will be set out in the Scheme Document;

“Rule 2.5 Announcement” means the joint announcement to be made by the Parties pursuant to Rule 2.5 of the Takeover Rules in accordance with the Transaction Agreement;

“Scheme” means the proposed scheme of arrangement under Chapter 1 of Part 9 of the Act and the related capital reduction under Sections 84 and 85 of the Act to effect the Acquisition pursuant to this Agreement, on the terms (including the Conditions) and for the consideration set out in the Rule 2.5 Announcement and on such other terms and in such form not being inconsistent with the Transaction Agreement as the Parties mutually agree in writing, including any revision thereof as may be so agreed between the Parties and, if required, approved by the High Court;

“Scheme Document” means a document (or relevant sections of the Proxy Statement comprising the scheme document), including any amendments or supplements thereto, to be distributed as part of the Proxy Statement to Target Shareholders and, for information only, to holders of the Target Convertible Securities, containing:

(a)	the Scheme;

(b)	the notice or notices of the Scheme Meeting and the EGM;

(c)	an explanatory statement as required by Section 452 of the Act with respect to the Scheme;

(d)	such other information as may be necessary or appropriate pursuant to the Act, the Exchange Act or the Takeover Rules; and

(e)	such other information as Target and Zoetis shall agree, each acting reasonably;

“Scheme Meeting” means the meeting or meetings of the Target Shareholders or, if applicable, any class or classes of Target Shareholders (including, but not limited to, as may be directed by the High Court pursuant to Section 450(5) of the Act) (and any adjournment of any such meeting or meetings) convened by (i) resolution of the Target Board or (ii) order of the High Court, in either case pursuant to Section 450 of the Act, to consider and vote on the Scheme Meeting Resolution;

“Scheme Meeting Resolution” means the resolution to be considered and voted on at the Scheme Meeting proposing that the Scheme, with or without amendment (but subject to such amendment being acceptable to each of Target and Zoetis, except for a technical or procedural amendment which is required for the proper implementation of the Scheme and does not have a substantive consequence on the implementation of the Scheme), be agreed to;

“Scheme Recommendation” means the unanimous recommendation of the Target Board that Target Shareholders vote in favour of the Resolutions;

“Subsidiary” means in relation to any person, any corporation, partnership, association, trust or other form of legal entity of which such person directly or indirectly owns securities or other equity interests representing more than 50% of the aggregate voting power;

“Takeover Offer” means an offer in accordance with Clause 3.7 of the Transaction Agreement for the entire issued and to be issued ordinary share capital of Target (other than any Target Shares beneficially owned by any member of Zoetis Group (if any)), including any amendment or revision thereto pursuant to the Transaction Agreement, the full terms of which would be set out in the Takeover Offer Documents or (as the case may be) any revised offer document(s);

“Takeover Offer Documents” means if following the date hereof, Zoetis elects to implement the Acquisition by way of Takeover Offer in accordance with Clause 3.7 of the Transaction Agreement, the documents to be despatched to Target Shareholders and others by Zoetis containing, amongst other things, the Takeover Offer, the Conditions (save insofar as not appropriate in the case of a Takeover Offer, and as amended in such manner as Zoetis and Target shall determine, and the Panel shall agree, to be necessary to reflect the terms of the Takeover Offer) and certain information about Zoetis and Target and, where the context so admits, includes any form of acceptance, election, notice or other document reasonably required in connection with the Takeover Offer;

“Takeover Panel Act” means the Irish Takeover Panel Act 1997, as amended;

“Takeover Rules” means the Irish Takeover Panel Act 1997, Takeover Rules, 2013;

“Target” has the meaning given to that term in the introduction of this Agreement;

“Target Alternative Proposal” means any bona fide proposal or bona fide offer, which proposal or offer may be subject to due diligence, definitive documentation or both, made by any person (other than a proposal or offer pursuant to Rule 2.5 of the Takeover Rules by Zoetis or any of its Concert Parties) for:

(f)	a merger, reorganisation, share exchange, consolidation, business combination, recapitalisation, dissolution, liquidation or similar transaction involving Target that, if consummated, would result in any Person beneficially owning shares with more than 20% of the voting power of Target;

(g)	the direct or indirect acquisition by any Person of more than 20% of the value of the assets of the Target Group, taken as a whole; or

(h)	the direct or indirect acquisition by any Person of more than 20% of the voting power or the issued share capital of Target, including any offer or exchange offer that if consummated would result in any Person beneficially owning shares with more than 20% of the voting power of Target;

“Target Board” means the board of directors of Target from time to time and for the time being;

“Target Convertible Securities” means all securities (including, but not limited to, all options, restricted share units, warrants and/or other convertible securities issued pursuant to the Target Plans) which are convertible, exchangeable or exercisable into Target Shares;

“Target Group” means Target and all of its Subsidiaries and “member of the Target Group” means any of them;

“Target Plans” shall have the meaning given to that term in the Transaction Agreement;

“Target Shares” means the existing unconditionally allotted or issued and fully paid ordinary shares with a nominal value of US$ 0.125 each in the capital of Target and any further such shares which are unconditionally allotted or issued before the date on which the Scheme is effective;

“Target Shareholders” means the holders of the Target Shares;

“Target Shareholder Approval” means:

(a)	the approval of the Scheme Meeting Resolution by a majority in number of Target Shareholders representing at least 75% or more in value of Target Shares held by such Target Shareholders, present and voting either in person or by proxy, at the requisite Scheme Meeting (or at any adjournment of such meeting); and

(b)	the EGM Resolutions being duly passed by the requisite majorities of Target Shareholders present and voting either in person or by proxy at the EGM (or at any adjournment of such meeting);

“Target Superior Proposal” means a written bona fide Target Alternative Proposal (where each reference to 20% set forth in the definition of such term shall be deemed to refer to 50%, but provided that such Target Alternative Proposal may not be subject to due diligence or definitive documentation

(other than the execution thereof)) that the Target Board determines in good faith (after consultation with Target’s financial advisers and outside legal counsel) is more favourable to the Target Shareholders than the Transactions, taking into account such financial, regulatory, legal, structuring, timing and other aspects of such proposal as the Target Board considers to be appropriate;

“Tax Authority” means any Governmental Body responsible for the assessment, collection or enforcement of laws relating to Taxes or for making any decision or ruling on any matter relating to Tax (including the US Internal Revenue Service and the Irish Revenue Commissioners);

“Tax” (or “Taxes” and, with correlative meaning, the term “Taxable”) means all national, federal, state, local or other taxes imposed by the United States, Ireland, and any other Governmental Body or Tax Authority, including income, gain, profits, windfall profits, franchise, gross receipts, environmental, customs duty, capital stock, severances, stamp, payroll, universal social charge, pay related social insurance and other similar contributions, sales, employment, unemployment, disability, use, property, gift tax, inheritance tax, unclaimed property, escheat, withholding, excise, production, value added, goods and services, trading, occupancy and other taxes, duties or assessments of any nature whatsoever, or State Aid related thereto, together with all interest, penalties, surcharges and additions imposed with respect to such amounts and any interest in respect of such penalties and additions, whether disputed or not, and any liability in respect of any of the foregoing items payable by reason of contract, assumption, transferee or successor liability;

“Transactions” means the transactions contemplated by the Transaction Agreement, including the Acquisition;

“Transaction Agreement” the transaction agreement dated April 13, 2017 between Target, Zoetis and Zoetis Bidco;

“USDA” means the United States Department of Agriculture;

“VAT” any tax imposed by any member state of the European Community in conformity with the Directive of the Council of the European Union on the common system of value added tax (2006/112/EC);

“VAT Group” a group as defined in Section 15 of the Value Added Tax Consolidation Act 2010 and any similar VAT grouping arrangement in any other jurisdiction;

“Zoetis Bidco” shall have the meaning given to that term in Recital A;

“Zoetis Group” means, collectively, Zoetis and all of its Subsidiaries;

“Zoetis Payment Events” shall have the meaning given to that term in Clause 3.2; and

“Zoetis Reimbursement Payments” shall have the meaning given to that term in Clause 3.1.

1.2	Construction

(a)	In this Agreement, words such as “hereunder”, “hereto”, “hereby”, “hereof” and “herein” and other words of similar meaning when used in this Agreement shall, unless the context clearly indicates to the contrary, refer to the whole of this Agreement and not to any particular section or clause thereof.

(b)	In this Agreement, save as otherwise provided herein, any reference herein to a section or clause shall be a reference to a section, subsection, clause or sub-clause, (as the case may be) of this Agreement.

(c)	In this Agreement, any reference to any provision of any legislation shall include any amendment, modification, re-enactment or extension thereof and shall also include any subordinate legislation made from time to time under such provision, and any reference to any provision of any legislation, unless the context clearly indicates to the contrary, shall be a reference to legislation of Ireland.

(d)	In this Agreement, the masculine gender shall include the feminine and neuter and the singular number shall include the plural and vice versa.

(e)	In this Agreement, the term “officers” shall be construed to mean corporate officers and executive officers.

(f)	In this Agreement, any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms.

(g)	In this Agreement, any agreement or instrument defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement or instrument as from time to time amended, modified or supplemented, including by waiver or consent, and all attachments thereto and instruments incorporated therein.

1.3	Captions

The table of contents and the headings or captions to the clauses in this Agreement are inserted for convenience of reference only and shall not affect the interpretation or construction thereof.

2.	PRE-CONDITION

This Agreement shall not have effect unless and until the Rule 2.5 Announcement has been issued.

3.	ZOETIS REIMBURSEMENT

3.1	Subject to Clause 2 and to the provisions of this Agreement, Target agrees to pay or will, at Zoetis’s direction, procure that a member of the Target Group will pay to Zoetis, if any Zoetis Payment Event (as set out below) occurs, an amount equal to all documented, specific quantifiable third party costs and expenses incurred by Zoetis and/or Zoetis Bidco, or on its behalf, for the purposes of, in preparation for, or in connection with the Acquisition, exploratory work carried out in contemplation of and in connection with the Acquisition, legal, financial, accounting and commercial due diligence, arranging financing and engaging advisers to assist in the process (the payments provided for in this Clause 3.1, the “Zoetis Reimbursement Payments”); provided that the gross amount payable to Zoetis pursuant to this Agreement shall not, in any event, exceed such sum as is equal to 1% of the total value of the issued and to be issued share capital of Target that is the subject of the Acquisition (excluding, for the avoidance of doubt, any interest in such capital held by Zoetis or any Concert Parties of Zoetis) as ascribed by the terms of the Acquisition as set out in the Rule 2.5 Announcement (the “Cap”). The amount payable by Target to Zoetis under this Clause 3.1 will exclude any amounts in respect of VAT incurred by Zoetis attributable to such third party costs other than Irrecoverable VAT incurred by Zoetis.

3.2	The “Zoetis Payment Events” are where the Parties have issued the Rule 2.5 Announcement and:

(a)	the Transaction Agreement is terminated:

(i)	by Zoetis for the reason that the Target Board or any committee thereof:

(A)	withdraws (or modifies in any manner adverse to Zoetis), or failed to make when required pursuant to the Transaction Agreement, or proposes publicly to withdraw (or modify in any manner adverse to Zoetis), the Scheme Recommendation or, if applicable, the recommendation to the holders of Target Shares from the Target Board to accept the Takeover Offer; or

(B)	approves, recommends or declares advisable or proposes publicly to approve, recommend or declare advisable, any Target Alternative Proposal (it being understood, for the avoidance of doubt, that the provision by Target to Zoetis of notice or information in connection with a Target Alternative Proposal or Target Superior Proposal as required or expressly permitted by the Transaction Agreement shall not, in and of itself, satisfy this Clause 3.2(a)(i)(B)); or

(C)	discloses a position that is deemed to be a “Target Change of Recommendation” under Clause 5.2(f) of the Transaction Agreement; or

(ii)	by Target, at any time prior to obtaining the Target Shareholder Approval, in order to enter into any agreement, understanding or arrangement providing for a Target Superior Proposal; or

(b)	all of the following occurring:

(i)	prior to the Scheme Meeting, a Target Alternative Proposal is publicly disclosed or any person shall have publicly announced an intention (whether or not conditional) to make a Target Alternative Proposal and, in each case, such disclosure or announcement is not publicly and irrevocably withdrawn without qualification at least three Business Days before the date of the Scheme Meeting (it being understood that, for purposes of this Clause 3.2(b), references to “20%” in the definition of Target Alternative Proposal shall be deemed to refer to “50%”); and

(ii)	the Transaction Agreement is terminated by Zoetis for the reason that Target shall have breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in the Transaction Agreement, which material breach or failure to perform:

(A)	would result in a failure of any of the Conditions; and

(B)	if curable, is not cured within 30 days following Zoetis’s delivery of written notice to Target of such breach or failure to perform (which notice shall state Zoetis’s intention to terminate the Transaction Agreement pursuant to Clause 9.1(a)(vi) of the Transaction Agreement and the basis for such termination); and

(iii)	a Target Alternative Proposal is consummated, or a definitive agreement providing for a Target Alternative Proposal is entered into within twelve months after such termination and such Target Alternative Proposal is consummated (in each case, regardless of whether such Target Alternative Proposal is the same Target Alternative Proposal referred to in Clause 3.2(b)(i)); or

(c)	all of the following occur:

(i)	prior to the Scheme Meeting, a Target Alternative Proposal is publicly disclosed or any person shall have publicly announced an intention (whether or not conditional) to make a Target Alternative Proposal and, in each case, such disclosure or announcement is not publicly and irrevocably withdrawn without qualification at least three Business Days before the date of the Scheme Meeting (it being understood that, for purposes of this Clause 3.2(c), references to “20%” in the definition of Target Alternative Proposal shall be deemed to refer to “50%”); and

(ii)	the Transaction Agreement is terminated by either Target or Zoetis for the reason that the Scheme Meeting or the EGM shall have been completed and the Scheme Meeting Resolution or the EGM Resolutions, as applicable, shall not have been approved by the requisite majority of votes; and

(iii)	a Target Alternative Proposal is consummated, or a definitive agreement providing for a Target Alternative Proposal is entered into within twelve months after such termination and such Target Alternative Proposal is consummated (in each case, regardless of whether such Target Alternative Proposal is the same Target Alternative Proposal referred to in Clause 3.2(c)(i)).

3.3	Each request by Zoetis for a Zoetis Reimbursement Payment shall be:

(a)	submitted in writing to Target no later than 60 calendar days following the occurrence of any of the Zoetis Payment Events;

(b)	accompanied by payment instructions and written invoices or written documentation supporting the request for a Zoetis Reimbursement Payment; and

(c)	subject to satisfactory compliance with Clause 3.3(b), and subject to the Zoetis Reimbursement Payments to be made hereunder not, in aggregate, exceeding the Cap, satisfied in full by payment in full by Target or, if applicable, a member of the Target Group, to Zoetis in cleared, immediately available funds within ten calendar days following such receipt of such invoices or documentation.

3.4	If and to the extent that any relevant Tax Authority determines that the Zoetis Reimbursement Payment is consideration for a Taxable supply and that Target is liable to account to a Tax Authority for VAT in respect of such supply and that all or any part of such VAT is Irrecoverable VAT, then:

(a)	the amount payable by Target by way of the Zoetis Reimbursement Payment, together with any Irrecoverable VAT arising in respect of the supply for which the payment is consideration, shall not exceed the Cap; and

(b)	to the extent that Target has already paid an amount in respect of the Zoetis Reimbursement Payment which exceeds the amount described in Clause 3.4(a) above, Zoetis shall repay to Target the portion of the Irrecoverable VAT in excess of the Cap.

3.5	Target shall accommodate any reasonable action that Zoetis requests, in writing and without delay, to avoid, dispute, defend, resist, appeal or compromise any determination of a Tax Authority that the Zoetis Reimbursement Payment is consideration for a Taxable supply and/or that Target is liable to account to the relevant Tax Authority for VAT in respect of such supply and/or that all or any part of such VAT is Irrecoverable VAT subject to Zoetis indemnifying Target from and against any and all costs, liabilities, interest or expenses which it (or any member of the Target Group) may suffer or incur as a result of or in connection with taking such action.

3.6	In relation to such a determination by a Tax Authority, Target must:

(a)	provide Zoetis with copies of all documents and correspondence received from the relevant Tax Authority excluding any and all documents, correspondence or other information that must be redacted or excluded to comply with legal or pre-existing contractual obligations, or to address confidentiality concerns (save with regard to issues relating to the VAT determination in question); and

(b)	consider and accommodate all of Zoetis’s reasonable comments (not to be withheld or delayed) in correspondence with the relevant Tax Authority.

3.7	If Zoetis makes any payments to Target under Clause 3.4, and after making such a payment, Target becomes entitled to recover all, or any part, of the related VAT from the relevant Tax Authority, Target shall notify Zoetis without delay and, as soon as practicable, repay to Zoetis the lesser of:

(a)	the amount recoverable from the Tax Authority; and

(b)	the sum paid by Zoetis to Target.

4.	GENERAL

4.1	This Agreement shall be governed by, and construed in accordance with, the Laws of Ireland, without regard to the conflicts of law rules of Ireland that would result in the application of the laws of any other jurisdiction. Each of the Parties irrevocably agrees that the courts of Ireland are to have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement and, for such purposes, irrevocably submits to the exclusive jurisdiction of such courts in Ireland. Any proceeding, suit or action arising out of or in connection with this Agreement shall therefore be brought in the courts of Ireland. Each of the Parties hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any Action (whether at law, in equity, in contract, in tort or otherwise) arising out of, or in any way relating to, this Agreement.

4.2	This Agreement may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same agreement, and each Party may enter into this Agreement by executing a counterpart and delivering it to the other Party (by hand delivery, e-mail or otherwise).

4.3	Any notice or other document to be served under this Agreement may be delivered by overnight delivery service (with proof of service), by email or hand delivery to the Party to be served as follows:

(a)	if to Zoetis, to:

Address:	Zoetis Inc 10 Sylvan Way, Parsippany, NJ 07054, U.S.A

Attention:	General Counsel

Email:	LegalNotices@zoetis.com

with a copy to:	Morgan, Lewis & Bockius LLP

Address	101 Park Avenue, New York, NY 10178-0060, U.S.A.

Attention:	Eric Tajcher

Email:	Eric.Tajcher@morganlewis.com,

Arthur Cox

Address:	Ten Earlsfort Terrace, Dublin, DO2 T380

Attention:	Christopher McLaughlin, John Barrett

Email:	Christopher.McLaughlin@arthurcox.com John.Barrett@arthurcox.com

(b)	if to Target, to:

Address:	Nexvet Biopharma Limited Unit 5, Sragh Technology Park Tullamore, Co. Offaly, Ireland

Attention:	Chief Executive Officer

Email:	company.secretary@nexvet.com

with a copy to:	DLA Piper LLP (US)

Address	2000 University Avenue East Palo Alto, California, 94303-2214, U.S.A.

Attention:	Bruce Jenett Andrew Ledbetter

Email:	Bruce.Jenett@dlapiper.com Andrew.Ledbetter@dlapiper.com

Matheson

70 Sir John Rogerson’s Quay, Grand Canal Dock, Dublin 2

Attention:	Tim Scanlon, Patrick Spicer, Madeline McDonnell

Email:	Tim.Scanlon@matheson.com Patrick.Spicer@matheson.com Madeline.McDonnell@matheson.com or such other postal address or email address as it may have notified to the other Party in writing in accordance with the provisions of this Clause 4.3.

Any notice or document shall be deemed to have been served:

(i)	if delivered by overnight delivery or by hand, at the time of delivery; or

(ii)	if sent by e-mail, at the time of the sending of the e-mail (provided that any notice deemed to have been served on any day that is not a Business Day, or on any Business Day after 5:30 p.m. (addressee’s local time), shall be deemed to have been served at 9:00 a.m. (addressee’s local time) on the next Business Day).

4.4	The invalidity, illegality or unenforceability of a provision of this Agreement does not affect or impair the continuance in force of the remainder of this Agreement.

4.5	No release, discharge, amendment, modification or variation of this Agreement shall be valid unless it is in writing and signed by or on behalf of each Party.

4.6	Each Party hereto represents and warrants to the other that, assuming due authorisation, execution and delivery by the other Party hereto, this Agreement constitutes the valid and binding obligations of that Party.

4.7	Each Party hereto confirms and agrees that no provision of the Transaction Agreement shall supersede, vary or otherwise amend the provisions of this Agreement.

IN WITNESS whereof the Parties hereto have caused this Agreement to be executed and delivered as a deed on the date stated at the beginning of this Deed.

Zoetis Inc.

By:	/s/ Juan Ramón Alaix
Name:	Juan Ramón Alaix
Title:	Chief Executive Officer

[Expenses Reimbursement Agreement - Signature Page]

GIVEN under the common seal of NEXVET BIOPHARMA PUBLIC LIMITED COMPANY and DELIVERED as a DEED:

/s/ Cormac Kilty
Director / Company Secretary

/s/ George Gunn
Director

[Expenses Reimbursement Agreement - Signature Page]

Appendix C

CONFIDENTIAL

April 12, 2017

The Board of Directors of

Nexvet Biopharma plc

Unit 5, Sragh Technology Park

Rahan Road, Tullamore

Co. Offaly, R35 FR98

Ireland

Members of the Board of Directors:

We understand that Nexvet Biopharma plc, a public limited company under the laws of Ireland (the “Company”), proposes to enter into a Transaction Agreement, dated as of the date hereof (the “Agreement”), with Zoetis Inc., ( “Zoetis”) a Delaware corporation through which all of the issued and to be issued ordinary shares of the Company (the “Company Ordinary Shares”) will be offered the right to receive $6.72 in cash per share (the “Consideration”) by means of a scheme of arrangement under Irish Law (the “Scheme”). The terms and conditions of the Scheme are more fully set forth in the Agreement and Rule 2.5 Announcement. Terms used herein and not defined shall have the meanings ascribed thereto in the Agreement.

The Board of Directors has asked us whether, in our opinion, the Consideration is fair, from a financial point of view, to the holders of shares of Company Ordinary Shares entitled to receive such Consideration.

In connection with rendering our opinion, we have, among other things:

(i)	reviewed certain publicly available business and financial information relating to the Company that we deemed to be relevant, including publicly available research analysts’ estimates;

(ii)	reviewed certain non-public historical financial statements and other non-public historical financial and operating data relating to the Company prepared and furnished to us by management of the Company;

(iii)	reviewed certain non-public projected financial data relating to the Company prepared and furnished to us by management of the Company;

(iv)	reviewed certain non-public historical and projected operating data relating to the Company prepared and furnished to us by management of the Company;

(v)	discussed the past and current operations, financial projections and current financial condition of the Company with management of the Company (including their views on the risks and uncertainties of achieving such projections);

(vi)	reviewed the reported prices and the historical trading activity of the Company Ordinary Shares;

(vii)	compared the financial performance of the Company and its stock market trading multiples with those of certain other publicly traded companies that we deemed relevant;

(viii)	compared the financial performance of the Company and the valuation multiples relating to the Scheme with those of certain other transactions that we deemed relevant;

(ix)	evaluated other considerations related to the execution risk of the Company’s standalone plan, including the Company’s ability to raise the required additional capital;

C-1

Nexvet Biopharma plc

April 12, 2017

(x)	reviewed a draft of the Agreement dated April 11, 2017; and

(xi)	performed such other analyses and examinations and considered such other factors that we deemed appropriate.

For purposes of our analysis and opinion, we have assumed and relied upon, without undertaking any independent verification of, the accuracy and completeness of all of the information publicly available, and all of the information supplied or otherwise made available to, discussed with, or reviewed by us, and we assume no liability therefor. With respect to the projected financial data relating to the Company referred to above, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of management of the Company as to the future financial performance of the Company. We express no view as to any projected financial data relating to the Company or the assumptions on which they are based. We have relied, at your direction, without independent verification, upon the assessments of the management of the Company as to the probabilities of success of the Company’s pharmaceutical products and the timing of their regulatory approval.

For purposes of rendering our opinion, we have assumed, in all respects material to our analysis, that the representations and warranties of each party contained in the Agreement are true and correct, that each party will perform all of the covenants and agreements required to be performed by it under the Agreement and that all conditions to the consummation of the Scheme will be satisfied without material waiver or modification thereof. We have assumed that the executed Agreement will conform in all material respects to the draft reviewed by us. We have further assumed that all governmental, regulatory or other consents, approvals or releases necessary for the consummation of the Scheme will be obtained without any material delay, limitation, restriction or condition that would have an adverse effect on the Company or the consummation of the Scheme or materially reduce the benefits to the holders of the Company Ordinary Shares of the Scheme.

We have not made nor assumed any responsibility for making any independent valuation or appraisal of the assets or liabilities of the Company, nor have we been furnished with any such appraisals, nor have we evaluated the solvency or fair value of the Company under any state or federal laws relating to bankruptcy, insolvency or similar matters. Our opinion is necessarily based upon information made available to us as of the date hereof and financial, economic, market and other conditions as they exist and as can be evaluated on the date hereof. It is understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise or reaffirm this opinion.

We have not been asked to pass upon, and express no opinion with respect to, any matter other than the fairness to the holders of the Company Ordinary Shares, from a financial point of view, of the Consideration. We do not express any view on, and our opinion does not address, the fairness of the proposed transaction to, or any consideration received in connection therewith by, the holders of any other securities, creditors or other constituencies of the Company, nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or any class of such persons, whether relative to the Consideration or otherwise. We have assumed that any modification to the structure of the transaction will not vary in any respect material to our analysis. Our opinion does not address the relative merits of the Scheme as compared to other business or financial strategies that might be available to the Company, nor does it address the underlying business decision of the Company to engage in the Scheme. This letter, and our opinion, does not constitute a recommendation to the Board of Directors or to any other persons in respect of the Scheme, including as to how any holder of shares of Company Ordinary Shares should vote or act in respect of the Scheme. We express no opinion herein as to the price at which shares of the Company will trade at any time. We are not legal, regulatory, accounting or tax experts and have assumed the accuracy and completeness of assessments by the Company and its advisors with respect to legal, regulatory, accounting and tax matters.

C-2

We will receive a fee for our services upon the rendering of this opinion. The Company has also agreed to reimburse our expenses and to indemnify us against certain liabilities arising out of our engagement. We will also be entitled to receive a success fee if the Scheme is consummated. During the two year period prior to the date hereof, no material relationship existed between Evercore Group L.L.C. and its affiliates and Zoetis or the Company pursuant to which compensation was received by Evercore Group L.L.C. or its affiliates as a result of such a relationship. We may provide financial or other services to Zoetis in the future and in connection with any such services we may receive compensation.

In the ordinary course of business, Evercore Group L.L.C. or its affiliates may actively trade the securities, or related derivative securities, or financial instruments of the Company, Zoetis and their respective affiliates, for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities or instruments.

This letter, and the opinion expressed herein is addressed to, and for the information and benefit of, the Board of Directors in connection with their evaluation of the proposed Scheme. The issuance of this opinion has been approved by an Opinion Committee of Evercore Group L.L.C.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Consideration is fair, from a financial point of view, to the holders of the shares of Company Ordinary Shares entitled to receive such Consideration.

Very truly yours,

EVERCORE GROUP L.L.C.
By:
John Honts
Senior Managing Director

C-3

Nexvet Biopharma plc

April 12, 2017

MEETING 1 - SCHEME MEETING

NEXVET BIOPHARMA PLC

July 10, 2017

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

Important Notice Regarding the Internet Availability of Proxy Materials for the Scheme Meeting:

The Notice of Scheme Meeting, Proxy Statement and Proxy Card

are available at www.astproxyportal.com/ast/NVET

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i  Please detach along perforated line and mail in the envelope provided.  i

∎	00030000000000000000 4	071017

The Board of Directors unanimously recommends you vote FOR the following proposal, as further described in the proxy statement:

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

		FOR	AGAINST	ABSTAIN

This proxy card is for use by registered shareholders only.

If the appointor is a corporate entity, this proxy card must either be under its seal or under the hand of some officer or attorney duly authorized for that purpose. Alternatively, a corporate entity may complete a separate appointment of corporate representative form.

1.   To approve the Scheme of Arrangement, as described in the proxy statement, in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the High Court of Ireland.

		☐	☐	☐

To be effective, this proxy card must be duly signed in accordance with the instructions printed on this proxy card together with any authority under which it is executed (if applicable) or a copy of such authority certified notarially or by a solicitor practicing in the Republic of Ireland (if applicable).

In the case of joint holders, the vote of the senior holder who tenders a vote (whether in person or by proxy) will be accepted to the exclusion of the vote(s) of the other joint holder(s). For these purposes, seniority is determined by the order in which the names stand in Nexvet’s register of shareholders in respect of the joint shareholding.

This proxy card can also be handed to the Chairman of the Scheme Meeting before the start of the Scheme Meeting.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Scheme Meeting (and at any adjournment or postponement thereof). This proxy when properly executed will be voted as directed herein by the undersigned shareholder. Where the proxy is properly executed and returned and no such direction is made, this proxy will be voted FOR the proposal(s).

Each of the proposals shall be decided on a poll. On a poll, a person entitled to more than one vote need not use all his, her or its votes or cast all the votes he, she or it uses in the same way.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

∎

Note:       Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

∎

MEETING 1 - SCHEME MEETING

NEXVET BIOPHARMA PLC

July 10, 2017

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or +1-718-921-8500 from countries outside of the United States from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 5:00 p.m. (ET/New York time) on July 7, 2017, or if the meeting is adjourned, on the day one Business Day immediately before the date appointed for the adjourned meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible, so as to be received by American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219, United States by post, or during normal business hours, by hand, by 5:00 p.m. (ET/New York time) on July 7, 2017, or if the meeting is adjourned, on the day one Business Day immediately before the date appointed for the adjourned meeting.

IN PERSON - You may vote your shares in person by attending the Scheme Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER

ACCOUNT NUMBER

Important Notice Regarding the Internet Availability of Proxy Materials for the Scheme Meeting:

The Notice of Scheme Meeting, Proxy Statement and Proxy Card

are available at www.astproxyportal.com/ast/NVET

i Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. i

∎	00030000000000000000 4	071017

The Board of Directors unanimously recommends you vote FOR the following proposal, as further described in the proxy statement:

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

		FOR	AGAINST	ABSTAIN

This proxy card is for use by registered shareholders only.

If the appointor is a corporate entity, this proxy card must either be under its seal or under the hand of some officer or attorney duly authorized for that purpose. Alternatively, a corporate entity may complete a separate appointment of corporate representative form.

1.   To approve the Scheme of Arrangement, as described in the proxy statement, in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the High Court of Ireland.

		☐	☐	☐

To be effective, this proxy card must be duly signed in accordance with the instructions printed on this proxy card together with any authority under which it is executed (if applicable) or a copy of such authority certified notarially or by a solicitor practicing in the Republic of Ireland (if applicable).

In the case of joint holders, the vote of the senior holder who tenders a vote (whether in person or by proxy) will be accepted to the exclusion of the vote(s) of the other joint holder(s). For these purposes, seniority is determined by the order in which the names stand in Nexvet’s register of shareholders in respect of the joint shareholding.

This proxy card can also be handed to the Chairman of the Scheme Meeting before the start of the Scheme Meeting.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Scheme Meeting (and at any adjournment or postponement thereof). This proxy when properly executed will be voted as directed herein by the undersigned shareholder. Where the proxy is properly executed and returned and no such direction is made, this proxy will be voted FOR the proposal(s).

Each of the proposals shall be decided on a poll. On a poll, a person entitled to more than one vote need not use all his, her or its votes or cast all the votes he, she or it uses in the same way.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

∎

Note:       Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

∎

0                         ⬛

NEXVET BIOPHARMA PLC

Meeting 1 - Scheme Meeting

July 10, 2017 at 10:00 a.m. Irish Time

This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Mark Heffernan and Damian Lismore as proxies, each with power to appoint his substitute and power to act alone, as proxies to represent and to vote all of the ordinary shares of Nexvet Biopharma plc that the shareholder(s) is/are entitled to vote at the Scheme Meeting to be held at 10:00 a.m. Irish Time, on July 10, 2017, at the offices of Matheson, 70 Sir John Rogerson’s Quay, Dublin 2, Ireland and any adjournment or postponement thereof, as set forth on the reverse side. If you wish to appoint as proxy any person other than Mark Heffernan or Damian Lismore, please contact the Nexvet Company Secretary.

Capitalized terms used but not defined in this proxy card have the meanings ascribed to them in the Scheme of Arrangement set out in Part 4 of the proxy statement.

(Continued and to be signed on the reverse side.)

⬛ 1.1	14475 ⬛

MEETING 2 - EXTRAORDINARY GENERAL MEETING

NEXVET BIOPHARMA PLC

July 10, 2017

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

Important Notice Regarding the Internet Availability of Proxy Materials for the Extraordinary General Meeting:

The Notice of Extraordinary General Meeting, Proxy Statement and

Proxy Card are available at www.astproxyportal.com/ast/NVET

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i  Please detach along perforated line and mail in the envelope provided.  i

⬛ 00033330303003000000 0	071017

The Board of Directors unanimously recommends you vote FOR the following proposals, each as further described in the proxy statement:

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the EGM (and at any adjournment or postponement thereof). This proxy when properly executed will be voted as directed herein by the undersigned shareholder. Where the proxy is properly executed and returned and no such direction is made, this proxy will be voted FOR the proposal(s).

Each of the proposals shall be decided on a poll. On a poll, a person entitled to more than one vote need not use all his, her or its votes or cast all the votes he, she or it uses in the same way.

This proxy card is for use by registered shareholders only.

If the appointer is a corporate entity, this proxy card must either be under its seal or under the hand of some officer or attorney duly authorized for that purpose. Alternatively, a corporate entity may complete a separate appointment of corporate representative form.

To be effective, this proxy card must be duly signed in accordance with the instructions printed on this proxy card together with any authority under which it is executed (if applicable) or a copy of such authority certified notarially or by a solicitor practicing in the Republic of Ireland (if applicable).

In the case of joint holders, the vote of the senior holder who tenders a vote (whether in person or by proxy) will be accepted to the exclusion of the vote(s) of the other joint holder(s). For these purposes, seniority is determined by the order in which the names stand in Nexvet’s register of shareholders in respect of the joint shareholding.

				FOR	AGAINST	ABSTAIN
		1.	Special Resolution – To amend the memorandum of association of Nexvet to broaden the objects of Nexvet in order to enable it to implement the Scheme.	☐	☐	☐
		2.	Ordinary Resolution – To approve the Scheme and to authorize the Nexvet Directors to take such action as they consider necessary or appropriate to carry the Scheme into effect.	☐	☐	☐
		3.	Special Resolution – To approve the cancellation of the Cancellation Shares pursuant to Section 84 of the Act.	☐	☐	☐
4.

Ordinary Resolution – To authorize the directors of Nexvet to effect the allotment of the New Nexvet Shares and to apply the reserve in the books arising upon the cancellation described above in paying up in full at par New Nexvet Shares.

				☐	☐	☐
5.

Special Resolution – To amend the Nexvet Articles so that any Nexvet Shares, other than any allotted and issued to Bidco and/or its nominee(s), allotted and issued following the Voting Record Time will either be subject to the terms of the Scheme or will be immediately and automatically acquired by Bidco for the same consideration per Nexvet Share as shall be payable to Nexvet Shareholders by Bidco under the Scheme.

				☐	☐	☐

		6.	Special Resolution – To approve the cancellation of the Euro Deferred Shares pursuant to Section 84 of the Act.	☐	☐	☐
7.

Ordinary Resolution – To approve a proposal to adjourn the EGM, if necessary, to solicit additional proxies in favor of approval of the resolutions to be considered at the EGM. Nexvet is submitting a proposal for consideration at the EGM to authorize the Chairman of the EGM to approve one or more adjournments of the EGM if there are not sufficient votes to approve the resolutions to be considered at the EGM at the time of the EGM. Even though a quorum may be present at the EGM, it is possible that Nexvet may not have received sufficient votes to approve the resolutions to be considered at the EGM by the time of the EGM. In that event, Nexvet would determine to adjourn the EGM in order to solicit additional proxies. The adjournment proposal relates only to an adjournment of the EGM for purposes of soliciting additional proxies to obtain the requisite Nexvet Shareholder approval to approve the EGM Resolutions. Any other adjournment of the EGM (e.g., an adjournment required because of the absence of a quorum or the previous adjournment of the Scheme Meeting) would be voted upon pursuant to the discretionary authority granted by the proxy.

				☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note: ∎	Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	∎

MEETING 2 - EXTRAORDINARY GENERAL MEETING

NEXVET BIOPHARMA PLC

July 10, 2017

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or +1-718-921-8500 from countries outside of the United States from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 5:00 p.m. (ET/New York time) on July 7, 2017, or if the meeting is adjourned, on the day one Business Day immediately before the date appointed for the adjourned meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible, so as to be received by American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219, United States by post, or during normal business hours, by hand, by 5:00 p.m. (ET/New York time) on July 7, 2017, or if the meeting is adjourned, on the day one Business Day immediately before the date appointed for the adjourned meeting.

IN PERSON - You may vote your shares in person by attending the Extraordinary General Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

Important Notice Regarding the Internet Availability of Proxy Materials for the Extraordinary General Meeting:

The Notice of Extraordinary General Meeting, Proxy Statement and

Proxy Card are available at www.astproxyportal.com/ast/NVET

i  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.  i

⬛ 00033330303003000000 0	071017

The Board of Directors unanimously recommends you vote FOR the following proposals, each as further described in the proxy statement:

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the EGM (and at any adjournment or postponement thereof). This proxy when properly executed will be voted as directed herein by the undersigned shareholder. Where the proxy is properly executed and returned and no such direction is made, this proxy will be voted FOR the proposal(s).

Each of the proposals shall be decided on a poll. On a poll, a person entitled to more than one vote need not use all his, her or its votes or cast all the votes he, she or it uses in the same way.

This proxy card is for use by registered shareholders only.

If the appointer is a corporate entity, this proxy card must either be under its seal or under the hand of some officer or attorney duly authorized for that purpose. Alternatively, a corporate entity may complete a separate appointment of corporate representative form.

To be effective, this proxy card must be duly signed in accordance with the instructions printed on this proxy card together with any authority under which it is executed (if applicable) or a copy of such authority certified notarially or by a solicitor practicing in the Republic of Ireland (if applicable).

In the case of joint holders, the vote of the senior holder who tenders a vote (whether in person or by proxy) will be accepted to the exclusion of the vote(s) of the other joint holder(s). For these purposes, seniority is determined by the order in which the names stand in Nexvet’s register of shareholders in respect of the joint shareholding.

				FOR	AGAINST	ABSTAIN
		1.	Special Resolution – To amend the memorandum of association of Nexvet to broaden the objects of Nexvet in order to enable it to implement the Scheme.	☐	☐	☐
		2.	Ordinary Resolution – To approve the Scheme and to authorize the Nexvet Directors to take such action as they consider necessary or appropriate to carry the Scheme into effect.	☐	☐	☐
		3.	Special Resolution – To approve the cancellation of the Cancellation Shares pursuant to Section 84 of the Act.	☐	☐	☐
4.

Ordinary Resolution – To authorize the directors of Nexvet to effect the allotment of the New Nexvet Shares and to apply the reserve in the books arising upon the cancellation described above in paying up in full at par New Nexvet Shares.

				☐	☐	☐
5.

Special Resolution – To amend the Nexvet Articles so that any Nexvet Shares, other than any allotted and issued to Bidco and/or its nominee(s), allotted and issued following the Voting Record Time will either be subject to the terms of the Scheme or will be immediately and automatically acquired by Bidco for the same consideration per Nexvet Share as shall be payable to Nexvet Shareholders by Bidco under the Scheme.

				☐	☐	☐

		6.	Special Resolution – To approve the cancellation of the Euro Deferred Shares pursuant to Section 84 of the Act.	☐	☐	☐
7.

Ordinary Resolution – To approve a proposal to adjourn the EGM, if necessary, to solicit additional proxies in favor of approval of the resolutions to be considered at the EGM. Nexvet is submitting a proposal for consideration at the EGM to authorize the Chairman of the EGM to approve one or more adjournments of the EGM if there are not sufficient votes to approve the resolutions to be considered at the EGM at the time of the EGM. Even though a quorum may be present at the EGM, it is possible that Nexvet may not have received sufficient votes to approve the resolutions to be considered at the EGM by the time of the EGM. In that event, Nexvet would determine to adjourn the EGM in order to solicit additional proxies. The adjournment proposal relates only to an adjournment of the EGM for purposes of soliciting additional proxies to obtain the requisite Nexvet Shareholder approval to approve the EGM Resolutions. Any other adjournment of the EGM (e.g., an adjournment required because of the absence of a quorum or the previous adjournment of the Scheme Meeting) would be voted upon pursuant to the discretionary authority granted by the proxy.

				☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note: ∎	Please sign exactly as your name or names on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the singer is a corporation, please sign full corporate by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	∎

0                         ⬛

NEXVET BIOPHARMA PLC

Meeting 2 - Extraordinary General Meeting

July 10, 2017 at 10:30 a.m. Irish Time (or, if later, as soon thereafter as the Scheme Meeting has concluded or been adjourned)

The shareholder(s) hereby appoint(s) Mark Heffernan and Damian Lismore as proxies, each with power to appoint his substitute and power to act alone, as proxies to vote all of the ordinary shares of Nexvet Biopharma plc that the shareholder(s) is/are entitled to vote at the Extraordinary General Meeting to be held at 10:30 a.m. Irish Time (or, if later, as soon thereafter as the Scheme Meeting, convened for the same date and place, has concluded or been adjourned) on July 10, 2017, at the offices of Matheson, 70 Sir John Rogerson’s Quay, Dublin 2, Ireland and any adjournment or postponement thereof, as set forth on the reverse side. If you wish to appoint as proxy any person other than Mark Heffernan and Damian Lismore, please contact the Nexvet Company Secretary.

Capitalized terms used but not defined in this proxy card have the meanings ascribed to them in the Scheme of Arrangement set out in Part 4 of the proxy statement.

(Continued and to be signed on the reverse side.)

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